As filed with the Securities and Exchange Commission on February 27, 2013

Securities Act File No. 033-67852

Investment Company Act File No. 811-07978

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 85	☒

and/or

Registration Statement Under The Investment Company Act Of 1940	☒

Amendment No.86 (Check appropriate box or boxes)	☒

ING MAYFLOWER TRUST

(Formerly Pilgrim Mayflower Trust)

(Exact Name of Registrant Specified in Charter)

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (800) 992-0180

Huey P. Falgout, Jr. ING Investments, LLC 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 (Name and Address of Agent for Service)	With copies to: Jeffrey S. Puretz, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)	☒	on February 28, 2013 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)	☐	on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

ING MAYFLOWER TRUST

(“Registrant”)

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*                                         Cover Sheet

*                                         Contents of Registration Statement

*                                         Explanatory Note

*                                         Registrant’s ING International Value Fund’s Class A, Class B, Class C, Class I and Class W Prospectus dated February 28, 2013

*                                         Registrant’s ING International Value Fund’s Class A, Class B, Class C, Class I, and Class W shares’ Statement of Additional Information dated February 28, 2013

*                                         Part C

*                                         Signature Page

ING MAYFLOWER TRUST

(“Registrant”)

EXPLANATORY NOTE

This Post-Effective Amendment No. 85 to the Registration Statement (“Amendment”) on Form N-1A for ING Mayflower Trust is being filed under Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of finalizing the Registrant’s Class A, Class B, Class C, Class I, and Class W shares Prospectus and related Statement of Additional Information for ING International Value Fund, each dated February 28, 2013.

Prospectus	February 28, 2013

Global Equity Funds

  ING Global Equity Dividend Fund
Class: A/IAGEX; B/IBGEX; C/ICGEX; I/IGEIX; O/IDGEX; W/IGEWX

  ING Global Natural Resources Fund
Class: A/LEXMX; I/IRGNX; W/IGNWX

  ING Global Opportunities Fund
Class: A/IAFAX; B/IAFBX; C/ICFCX; I/IAFIX; W/IFFWX

  ING Global Real Estate Fund
Class: A/IGLAX; B/IGBAX; C/IGCAX; I/IGLIX; O/IDGTX; R/IGARX; W/IRGWX

Global/International Fixed-Income Fund

  ING Global Bond Fund
Class: A/INGBX; B/IGBBX; C/IGBCX; I/IGBIX; O/IGBOX; R/IGBRX; W/IGBWX

International Equity Funds

  ING Emerging Markets Equity Fund
Class: A/IEMHX; B/IEMEX; C/IEMJX; I/IEMGX; R/IEMKX; W/IEMLX

  ING Emerging Markets Equity Dividend Fund
Class: A/IFCAX; B/IFCBX; C/IFCCX; I/IFCIX; O/IFCOX; W/IFCWX

  ING International Core Fund
Class: I/IICFX; W/IICWX

  ING International Growth Fund
Class: I/IIGIX

  ING International Real Estate Fund
Class: A/IIRAX; B/IIRBX; C/IIRCX; I/IIRIX; W/IIRWX

  ING International Small Cap Fund
Class: A/NTKLX; B/NAPBX; C/NARCX; I/NAPIX; O/NAPOX; W/ISCWX

  ING International Value Choice Fund
Class: A/IVCAX; B/IVCBX; C/IVCCX; I/IVCIX; W/IWVCX

  ING International Value Equity Fund
Class: A/NAWGX; B/NAWBX; C/NAWCX; I/NAWIX; W/IGVWX

  ING International Value Fund
Class: A/NIVAX; B/NIVBX; C/NIVCX; I/NIIVX; W/IIVWX

  ING Russia Fund
Class: A/LETRX; I/IIRFX; W/IWRFX

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up - details on back cover

INVESTMENTS

ING Emerging Markets Equity Dividend Fund (formerly, ING Greater China Fund)

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of income, capital gains, and capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 103) or the Statement of Additional Information (page 200).

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
W	None	None

Annual Fund Operating Expenses2
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	O	W
Management Fees	%	1.00	1.00	1.00	1.00	1.00	1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	0.25	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.90	0.90	0.90	0.83	0.90	0.90
Total Annual Fund Operating Expenses	%	2.25	3.00	3.00	1.93	2.25	2.00
Waivers and Reimbursements[3]	%	(0.55)	(0.55)	(0.55)	(0.48)	(0.55)	(0.55)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.70	2.45	2.45	1.45	1.70	1.45

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

2	Expense ratios have been adjusted to reflect current contractual rates.

3	Effective November 15, 2012, the adviser is contractually obligated to limit expenses to 1.70%, 2.45%, 2.45%, 1.45%, 1.70%, and 1.45% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2013. This obligation will not continue after March 1, 2013. Any fees waived pursuant to this obligation shall not be eligible for recoupment. In addition, effective March 2, 2013, the adviser is contractually obligated to limit expenses to 1.70%, 2.45%, 2.45%, 1.45%, 1.70%, and 1.45% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$738	1,188	1,663	2,971
B	Sold	$748	1,176	1,729	3,103
	Held	$248	876	1,529	3,103
C	Sold	$348	876	1,529	3,279
	Held	$248	876	1,529	3,279
I	Sold or Held	$148	560	997	2,215
O	Sold or Held	$173	651	1,155	2,542
W	Sold or Held	$148	574	1,027	2,283

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Equity securities shall be considered as dividend producing

ING Emerging Markets Equity Dividend Fund	1

generally with reference to their historical practices in paying dividends. The sub-adviser (“Sub-Adviser”) defines an issuer in an emerging market country as one that meets one or more of the following factors: (i) whose principal securities trading markets are in emerging market countries; (ii) that derives at least 50% of its total revenue or profit from either goods produced or sold, investments made or services performed in emerging market countries; (iii) that has at least 50% of its assets in emerging market countries; or (iv) that is organized under the laws of, or with principal offices in, emerging market countries.

An emerging market country includes any country which is presently in the MSCI® Emerging Markets Index, the Emerging Market Database of Standard and Poor’s (“S&P”), or the Dow Jones Emerging Markets Total Stock Market IndexSM , or those countries which generally are considered to be emerging market countries by the international financial community such as the World Bank or International Monetary Fund. For example, emerging market countries may include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The Fund normally expects that its assets will be invested across a broad range of emerging market countries, industries, and market sectors. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, and exchange-traded funds. The Fund may also invest in real estate securities including real estate investment trusts.

The Fund may invest in derivative instruments including swaps, futures, and options on equity securities and/or international, regional or country indices for risk management, investment or liquidity purposes.

The Fund may also invest in equity securities that do not pay dividends if they are believed to represent an attractive opportunity or for risk management purposes, and may retain equity securities of companies that formerly paid dividends but ceased doing so. In addition, the Fund may invest up to 20% of its assets in the equity securities of issuers in countries which are not considered emerging markets.

The Sub-Adviser will seek to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI® Emerging Markets Index. During the security selection process, the Sub-Adviser will begin by screening more than 750 equity securities that make up an emerging market equity universe. A quantitative screen ranks stocks that meet certain proprietary criteria that may include dividend yield, market capitalization and liquidity, among other criteria. Once this screening process is complete, the Sub-Adviser will evaluate a number of fundamental factors, including earnings, capital structure, dividend growth and credit ratings. Under normal market conditions, the Fund will invest in approximately 60 to 120 equity securities, seeking to reduce the Fund’s exposure to individual stock and country risk. The Sub-Adviser selects securities for the Fund’s portfolio through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis. The Sub-Adviser may select equity securities that do not meet all of these criteria if they are believed to represent an attractive investment opportunity or for risk management purposes. The Sub-Adviser may also change its position in an equity security if it believes there has been deterioration in the outlook for the sustainability of the dividends or the general earnings growth prospects of a company held in the Fund’s portfolio.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

2	ING Emerging Markets Equity Dividend Fund

Dividend   Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

ING Emerging Markets Equity Dividend Fund	3

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 32.86% and Worst quarter: 3rd 2011, (24.53)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	14.23	(2.17)	9.39	12/21/05
After tax on distributions	%	14.09	(2.65)	8.49	—
After tax on distributions with sale	%	9.65	(2.04)	7.78	—
MSCI Emerging Markets IndexSM [1,2]	%	18.22	(0.92)	8.41[3]
MSCI ACGD IndexSM [1,2]	%	22.19	(1.10)	8.86[3]	—
Class B before taxes	%	15.22	(2.12)	8.64	01/06/06
MSCI Emerging Markets IndexSM [1,2]	%	18.22	(0.92)	8.41[3]
MSCI ACGD IndexSM [1,2]	%	22.19	(1.10)	8.86[3]	—
Class C before taxes	%	19.23	(1.74)	8.57	01/11/06
MSCI Emerging Markets IndexSM [1,2]	%	18.22	(0.92)	8.41[3]
MSCI ACGD IndexSM [1,2]	%	22.19	(1.10)	8.86[3]	—
Class I before taxes	%	21.39	(0.62)	7.21	05/08/06
MSCI Emerging Markets IndexSM [1,2]	%	18.22	(0.92)	5.91[3]
MSCI ACGD IndexSM [1,2]	%	22.19	(1.10)	6.84[3]	—
Class O before taxes	%	21.13	1.14	N/A	06/04/08
MSCI Emerging Markets IndexSM [1,2]	%	18.22	(0.56)[3]	N/A
MSCI ACGD IndexSM [1,2]	%	22.19	0.85[3]	N/A	—
Class W before taxes	%	21.43	2.54	N/A	08/05/11
MSCI Emerging Markets IndexSM [1,2]	%	18.22	(2.82)[3]	N/A
MSCI ACGD IndexSM [1,2]	%	21.19	(0.08)[3]	N/A	—

1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

2	On November 15, 2012, the Fund changed its primary benchmark from the MSCI ACGD Index SM to the MSCI® Emerging Markets Index because the MSCI® Emerging Markets Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

3	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Advisors B.V.

Portfolio Managers
Robert Davis	Nicolas Simar
Portfolio Manager (since 11/12)	Portfolio Manager (since 11/12)
Manu Vandenbulck
Portfolio Manager (since 11/12)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	O	W
Non-retirement accounts	$1,000	250,000	1,000	1,000
Retirement accounts	$250	250,000	250	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	—	1,000	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your

4	ING Emerging Markets Equity Dividend Fund

salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ING Emerging Markets Equity Dividend Fund	5

ING Emerging Markets Equity Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 103) or the Statement of Additional Information (page 200).

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
R	None	None
W	None	None

Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B2	C	I	R	W
Management Fee	%	1.00	1.00	1.00	1.00	1.00	1.00
Distribution and/or Shareholder Services (12b-1) Fee	%	0.25	1.00	1.00	None	0.50	None
Administrative Services Fee	%	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.28	0.28	0.28	0.28	0.28	0.28
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[3]	%	1.64	2.39	2.39	1.39	1.89	1.39
Waivers and Reimbursements[4]	%	(0.03)	(0.03)	(0.03)	(0.13)	(0.03)	(0.03)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.61	2.36	2.36	1.26	1.86	1.36

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

2	Based on Class A shares’ expenses adjusted for class specific differences.

3	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.60%, 2.35%, 2.35%, 1.35%, 1.85%, and 1.35% for Class A, Class B, Class C, Class I, Class R, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses of Class I shares to 1.25% through March 1, 2014. There is no guarantee that this obligation will continue after March 1, 2014 and the obligation will only renew if the adviser elects to renew it and is subject to possible recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$729	1,060	1,413	2,405
B	Sold	$739	1,043	1,473	2,538
	Held	$239	743	1,273	2,538
C	Sold	$339	743	1,273	2,724
	Held	$239	743	1,273	2,724
I	Sold or Held	$128	427	748	1,657
R	Sold or Held	$189	591	1,018	2,209
W	Sold or Held	$138	437	758	1,666

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

6	ING Emerging Markets Equity Fund

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

Developing or emerging countries include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one that is organized under the laws of, or has a principal place of business in, an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The Fund may invest in companies of any market capitalization.

Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities. The Fund may also invest in real estate investment trusts and non-investment-grade bonds (high-yield or “junk bonds”).

The Fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards as a substitute for securities in which the Fund can invest; to hedge various investments; to seek to reduce currency deviations, where practicable, for the purpose of risk management; to seek to increase the Fund’s gains; and for the efficient management of cash flows.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Delaware Management Company (“Delaware Management”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. ING Investments, LLC, the Fund’s investment adviser, will determine the amount of Fund assets allocated to each Sub-Adviser.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Delaware Management Company

Delaware Management selects growth-oriented and value-oriented investments on the basis of the investment’s discount to its intrinsic value. When selecting growth-oriented securities, Delaware Management typically seeks high growth caused by secular economic factors. These factors may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, Delaware Management typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, Delaware Management considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. Delaware Management then estimates what it thinks the value of the anticipated future income stream would be worth if such income stream were being paid today. Delaware Management believes this gives it an estimate of the stock’s intrinsic value.

Because the Fund invests primarily in emerging countries, there may be less information available for Delaware Management to use in making this analysis than is available for more developed countries. Currency analysis is an important part of the valuation exercise. Delaware Management attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued. Relative per capita income levels are also a key factor in this analysis.

J.P. Morgan Investment Management Inc.

JPMorgan emphasizes securities that it believes are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

JPMorgan believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets. Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing its portion of the Fund, JPMorgan adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which JPMorgan uses to select securities. Securities held in the Fund that JPMorgan believes have become overvalued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities on the basis of JPMorgan’s disciplined investment process.

ING Emerging Markets Equity Fund	7

The portfolio construction process controls the sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction. JPMorgan utilizes currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks

8	ING Emerging Markets Equity Fund

associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the Fund’s performance for the first full calendar year of operations, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Because Class B shares of the Fund did not have a full calendar year of operations as of December 31, 2012, no performance information for Class B shares is provided below.

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 1st 2012, 13.89% and Worst quarter: 2nd 2012, (10.55)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class A before taxes	%	8.61	8.76	N/A	10/11/11
After tax on distributions	%	8.25	8.38	N/A	—
After tax on distributions with sale	%	6.12	7.42	N/A	—
MSCI Emerging Markets IndexSM [1]	%	18.22	15.61	N/A	—
Class C before taxes	%	13.41	13.31	N/A	10/11/11
MSCI Emerging Markets IndexSM [1]	%	18.22	15.61	N/A	—
Class I before taxes	%	15.52	14.51	N/A	10/11/11
MSCI Emerging Markets IndexSM [1]	%	18.22	15.61	N/A	—
Class R before taxes	%	14.98	13.86	N/A	10/11/11
MSCI Emerging Markets IndexSM [1]	%	18.22	15.61	N/A	—
Class W before taxes	%	15.53	14.43	N/A	10/11/11
MSCI Emerging Markets IndexSM [1]	%	18.22	15.61	N/A	—

1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

Investment Adviser
ING Investments, LLC

Sub-Adviser	Delaware Management Company

Portfolio Manager
Liu-Er Chen, CFA
Portfolio Manager (since 10/11)

Sub-Adviser	J.P. Morgan Investment Management Inc.

Portfolio Managers
George Iwanicki, Jr.	Anuj Arora
Portfolio Manager (since 10/11)	Portfolio Manager (since 10/11)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

ING Emerging Markets Equity Fund	9

Minimum Initial Investment $ by share class

Class	A, C	I	R	W
Non-retirement accounts	$1,000	250,000	—	1,000
Retirement accounts	$250	250,000	—	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	—	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	ING Emerging Markets Equity Fund

ING Global Bond Fund

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return through a combination of current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 103) or the Statement of Additional Information (page 200).

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	2.50	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
R	None	None
W	None	None

Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I
Management Fees	%	0.40	0.40	0.40	0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.18	0.18	0.18	0.13
Total Annual Fund Operating Expenses	%	0.93	1.68	1.68	0.63
Waivers and Reimbursements[2]	%	(0.03)	(0.03)	(0.03)	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.90	1.65	1.65	0.63
Class		O	R	W
Management Fees	%	0.40	0.40	0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.18	0.18	0.18
Total Annual Fund Operating Expenses	%	0.93	1.18	0.68
Waivers and Reimbursements[2]	%	(0.03)	(0.03)	(0.03)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.90	1.15	0.65

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

2	The adviser is contractually obligated to limit expenses to 0.90%, 1.65%, 1.65%, 0.65%, 0.90%, 1.15%, and 0.65% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through March 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$340	536	749	1,362
B	Sold	$668	827	1,110	1,785
	Held	$168	527	910	1,785
C	Sold	$268	527	910	1,985
	Held	$168	527	910	1,985
I	Sold or Held	$64	202	351	786
O	Sold or Held	$92	293	512	1,140
R	Sold or Held	$117	372	646	1,429
W	Sold or Held	$66	215	376	844

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 609% of the average value of its portfolio.

ING Global Bond Fund	11

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy.

The Fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The Fund may hedge its exposure to securities denominated in foreign currencies. The Fund may also borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). This investment technique is known as “leveraging.”

The Fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies.

The Fund may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the Fund may invest a portion of its assets in high-yield debt securities rated below investment-grade (“junk bonds”), the Fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration of the Fund will generally range between two and nine years. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument ( e.g .., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the fixed-income instrument prices. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.

The Fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others, to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements).

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.

The investment process focuses on allocating assets among various sectors of the global bond markets and buying bonds at a discount to their intrinsic value. The sub-adviser (“Sub-Adviser”) utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers’ long-term ability to make payments is considered speculative.

12	ING Global Bond Fund

Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.

Credit Default Swaps   The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Fund pays a fee to protect against the risk that a security held by the Fund will default. As a seller of the swap, the Fund receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest in Loans   The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Issuer Non-Diversification   The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Leverage   Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Fund’s expenses and increase the impact of the Fund’s other risks.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Municipal Obligations   The municipal market in which the Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

ING Global Bond Fund	13

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Prepayment and Extension   Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 4th 2008, 9.16% and Worst quarter: 2nd 2008, (3.51)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A1 before taxes	%	4.59	7.09	7.47	06/30/06
After tax on distributions	%	3.57	5.19	5.49	—
After tax on distributions with sale	%	3.46	5.02	5.29	—
BCGA Index[2]	%	4.32	5.44	6.30[3]	—
Class B before taxes	%	1.54	6.52	7.46	06/30/06
BCGA Index[2]	%	4.32	5.44	6.30[3]	—
Class C before taxes	%	5.53	6.83	7.47	06/30/06
BCGA Index[2]	%	4.32	5.44	6.30[3]	—
Class I before taxes	%	7.62	8.07	8.69	06/30/06
BCGA Index[2]	%	4.32	5.44	6.30[3]	—
Class O before taxes	%	7.33	7.40	N/A	06/04/08
BCGA Index[2]	%	4.32	5.17[3]	N/A	—
Class R before taxes	%	6.89	3.16	N/A	08/05/11
BCGA Index[2]	%	4.32	2.42[3]	N/A	—
Class W before taxes	%	7.50	7.36	N/A	06/01/09
BCGA Index[2]	%	4.32	5.95[3]	N/A	—

1	Maximum sales charge was lowered from 4.75% to 2.50% effective July 31, 2006. Return calculations with a starting date prior to July 31, 2006 are based on a 4.75% sales charge.

2	The index returns do not reflect deductions for fees, expenses, or taxes.

3	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due

14	ING Global Bond Fund

to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC

Portfolio Managers
Michael Mata	Christine Hurtsellers
Portfolio Manager (since 1/09)	Portfolio Manager (since 4/11)
Robert Robis
Portfolio Manager (since 7/11)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	O	R	W
Non-retirement accounts	$1,000	250,000	1,000	—	1,000
Retirement accounts	$250	250,000	250	—	1,000
Certain omnibus accounts	$250	—	—	—	—
Pre-Authorized Investment Plan	$1,000	—	1,000	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ING Global Bond Fund	15

ING Global Equity Dividend Fund

INVESTMENT OBJECTIVE

The Fund seeks growth of capital with dividend income as a secondary consideration.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 103) or the Statement of Additional Information (page 200).

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
W	None	None

Annual Fund Operating Expenses2
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	O	W
Management Fees	%	0.70	0.70	0.70	0.70	0.70	0.70
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	0.25	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.47	0.47	0.47	0.33	0.47	0.47
Total Annual Fund Operating Expenses	%	1.52	2.27	2.27	1.13	1.52	1.27
Waivers and Reimbursements[3]	%	(0.17)	(0.17)	(0.17)	(0.03)	(0.17)	(0.17)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.35	2.10	2.10	1.10	1.35	1.10

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

2	Expense ratios have been adjusted to reflect current contractual rates.

3	The adviser is contractually obligated to limit expenses to 1.40%, 2.15%, 2.15%, 1.15%, 1.40%, and 1.15% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, effective January 1, 2013, the adviser is contractually obligated to further limit expenses to 1.35%, 2.10%, 2.10%, 1.10%, 1.35%, and 1.10% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2014. There is no guarantee that this obligation will continue after March 1, 2014 and the obligation will continue only if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$705	1,012	1,341	2,270
B	Sold	$713	993	1,400	2,404
	Held	$213	693	1,200	2,404
C	Sold	$313	693	1,200	2,592
	Held	$213	693	1,200	2,592
I	Sold or Held	$112	356	619	1,372
O	Sold or Held	$137	464	813	1,798
W	Sold or Held	$112	386	681	1,519

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. At least 65% of the

16	ING Global Equity Dividend Fund

assets of the Fund will be invested in equity securities of issuers in a number of different countries, one of which may be the United States, with at least 75% of its assets invested in common and preferred stocks, warrants, and convertible securities. The Fund may invest in companies located in countries with emerging securities markets. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The sub-adviser (“Sub-Adviser”) seeks to construct a portfolio of securities with a dividend yield that exceeds the dividend yield of the companies included in the MSCI World IndexSM ..

The Sub-Adviser uses a quantitative screening process to assist in the selection of companies according to the following criteria: an above average dividend yield and the stability and growth of the dividend yield; market capitalization that is usually above $1 billion (although the Fund may also invest in companies with market capitalization ranges of any size); growth of the dividend over several years; and annual earnings growth over several years. The analysis of fundamental factors (including earnings, capital structure, dividend coverage and credit ratings) seeks to limit the risk of investing in or holding unprofitable companies. The expected liquidity of a stock must be sufficient to buy or sell a position without significant impact on the share price. The Sub-Adviser may from time-to-time select securities that do not meet all of these criteria.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Dividend   Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may

ING Global Equity Dividend Fund	17

remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 19.88% and Worst quarter: 4th 2008, (22.52)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	7.66	(3.48)	5.45	09/17/03
After tax on distributions	%	7.43	(3.72)	4.51	—
After tax on distributions with sale	%	5.50	(2.81)	4.56	—
MSCI World IndexSM [1]	%	15.83	(1.18)	6.37[2]	—
Class B before taxes	%	8.36	(3.43)	5.06	10/24/03
MSCI World IndexSM [1]	%	15.83	(1.18)	5.76[2]	—
Class C before taxes	%	12.35	(3.07)	4.92	10/29/03
MSCI World IndexSM [1]	%	15.83	(1.18)	5.76[2]	—
Class I before taxes	%	14.68	(1.91)	(1.78)	08/01/07
MSCI World IndexSM [1]	%	15.83	(1.18)	(0.70)[2]	—
Class O before taxes	%	14.25	(2.33)	(0.81)	11/15/06
MSCI World IndexSM [1]	%	15.83	(1.18)	1.17[2]	—
Class W before taxes	%	14.48	(0.73)	N/A	02/12/08
MSCI World IndexSM [1]	%	15.83	0.41[2]	N/A	—

1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Advisors B.V.

18	ING Global Equity Dividend Fund

Portfolio Managers
Nicolas Simar	Herman Klein
Portfolio Manager (since 1/06)	Portfolio Manager (since 11/10)
Bruno Springael
Portfolio Manager (since 6/11)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	O	W
Non-retirement accounts	$1,000	250,000	1,000	1,000
Retirement accounts	$250	250,000	250	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	—	1,000	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ING Global Equity Dividend Fund	19

ING Global Natural Resources Fund

INVESTMENT OBJECTIVE

The Fund seeks to attain long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 103) or the Statement of Additional Information (page 200).

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
I	None	None
W	None	None

Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	I	W
Management Fees	%	0.87	0.87	0.87
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	None	None
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.34	0.20	0.34
Total Annual Fund Operating Expenses	%	1.56	1.17	1.31
Waivers and Reimbursements[2]	%	None	None	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.56	1.17	1.31

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

2	The adviser is contractually obligated to limit expenses to 2.00%, 1.75%, and 1.75% for Class A, Class I, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.60%, 1.35%, and 1.35% for Class A, Class I, and Class W shares, respectively, through March 1, 2014. There is no guarantee that this obligation will continue after March 1, 2014 and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$725	1,039	1,376	2,325
I	Sold or Held	$119	372	644	1,420
W	Sold or Held	$133	415	718	1,579

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing or owning natural resource assets. For these purposes, companies in the natural resources industries include those significantly engaged, directly or indirectly, in the following industries: integrated oil and gas; oil and gas exploration and production; oil and gas storage and transportation; oil and gas refining and marketing; coal and consumable fuels;

20	ING Global Natural Resources Fund

energy equipment and services; metals and mining; precious metals; paper and forest products; containers and packaging; gas utilities; real estate investment trusts; industrial conglomerates; diversified consumer materials; electric utilities; and independent power producers and energy traders.

The Fund is permitted to invest up to a maximum of 50% of its assets in any single industry that is engaged in any of the types of natural resources industries set out above. The investment strategy is based on the belief that investment in securities of companies in natural resources industries can protect against eroding monetary values or a rise in activity which consumes one or more types of commodities.

The Fund also may invest in securities issued by companies that are not in natural resources industries, investment-grade corporate debt, and repurchase agreements.

The Fund is permitted to invest directly in commodities including gold bullion and coins. The Fund may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Fund invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stock; direct equity interests in trusts (including Canadian Royalty Trusts); preferred stock; partnerships, including master limited partnerships; restricted securities; and depositary receipts. The Fund normally invests in companies with a large capitalization, but may also invest in mid- and small-sized companies.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Fund is permitted to invest in derivative instruments, including futures and structured notes, whose value is linked to the price of a commodity or commodity index. The Fund typically uses derivatives for the purpose of cash equitization. The Fund generally keeps a small cash balance on hand to manage potential outflows. In order to maintain equity market exposure on that cash balance, the Fund typically invests in derivatives designed to track broad equity market indices.

The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

The sub-adviser (“Sub-Adviser”) may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Commodities   The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Concentration   As a result of the Fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Fund concentrates fall out of favor, the Fund could underperform funds that have greater diversification.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

ING Global Natural Resources Fund	21

Issuer Non-Diversification   The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Over-the-Counter Investments   Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Fund to counterparty risk.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 4th 2003, 23.57% and Worst quarter: 3rd 2008, (30.45)%

22	ING Global Natural Resources Fund

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	(9.05)	(4.49)	8.63	12/03/75
After tax on distributions	%	(9.07)	(4.70)	7.68	—
After tax on distributions with sale	%	(5.85)	(3.81)	7.27	—
S&P North American Natural Resources Sector Index[1]	%	2.20	(1.51)	12.78	—
Class I before taxes	%	(2.99)	(2.91)	(0.02)	08/01/07
S&P North American Natural Resources Sector Index[1]	%	2.20	(1.51)	0.77[2]	—
Class W before taxes	%	(3.19)	(1.43)	N/A	02/12/08
S&P North American Natural Resources Sector Index[1]	%	2.20	0.42[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC

Portfolio Managers
Joseph Bassett	John Bailey
Portfolio Manager (since 04/10)	Portfolio Manager (since 08/11)
James Swain
Portfolio Manager (since 04/12)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ING Global Natural Resources Fund	23

ING Global Opportunities Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 103) or the Statement of Additional Information (page 200).

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
W	None	None

Annual Fund Operating Expenses2
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	W
Management Fees	%	0.90	0.90	0.90	0.90	0.90
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	None
Administrative Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.56	0.56	0.56	0.45	0.56
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[3]	%	1.82	2.57	2.57	1.46	1.57
Waivers and Reimbursements[4]	%	(0.41)	(0.41)	(0.41)	(0.40)	(0.41)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.41	2.16	2.16	1.06	1.16

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

2	Expense ratios have been adjusted to reflect current contractual rates.

3	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.50%, 2.25%, 2.25%, 1.15%, and 1.25% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. Additionally, effective January 1, 2013, the adviser is contractually obligated to further limit expenses to 1.40%, 2.15%, 2.15%, 1.05%, and 1.15% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. There is no guarantee this obligation will continue after March 1, 2014 and the obligation will continue only if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$710	1,077	1,468	2,558
B	Sold	$719	1,061	1,529	2,691
	Held	$219	761	1,329	2,691
C	Sold	$319	761	1,329	2,874
	Held	$219	761	1,329	2,874
I	Sold or Held	$108	422	759	1,712
W	Sold or Held	$118	456	816	1,833

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity securities of companies in the United States and foreign countries. The Fund will normally invest in equity securities of companies located in a number of different countries, one of which may be the United States. The Fund can invest, without

24	ING Global Opportunities Fund

limit, in countries with developing or emerging markets. The Fund does not limit its investments to companies in any particular market capitalization range.

The equity securities in which the Fund may invest include common and preferred stocks, depositary receipts, convertible securities, rights, and warrants.

The Fund may also invest in debt securities of U.S. or foreign issuers, including up to 10% of its assets in high risk and high-yield, non-investment-grade instruments commonly known as “junk bonds.” The Fund may use derivatives including, but not limited to, futures, options, swaps, and forward contracts for hedging and non-hedging purposes. The Fund may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy to seek to reduce risk, such as interest rate risk, currency risk, and price risk. The Fund may also invest in Rule 144A Securities.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The sub-adviser (“Sub-Adviser”) uses a fundamental bottom-up stock selection process within a proprietary top-down investment theme framework to select those stocks that the Sub-Adviser expects to offer attractive return prospects. The investment process aims to identify a sufficient number of attractive global investment themes and to diversify investments across these themes to support a balanced risk/return profile of the overall portfolio. These global investment themes describe the different drivers that are behind the earnings growth potential of individual stocks and reflect longer term developments in the real economy.

The Sub-Adviser considers companies with above-average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers’ long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

ING Global Opportunities Fund	25

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 19.68% and Worst quarter: 3rd 2008, (21.51)%

26	ING Global Opportunities Fund

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	10.98	(7.12)	5.59	07/01/03
After tax on distributions	%	11.03	(7.14)	5.33	—
After tax on distributions with sale	%	7.34	(5.78)	4.99	—
MSCI ACW IndexSM [1]	%	16.13	(1.16)	7.34[2]	—
Class B before taxes	%	11.78	(7.09)	5.14	07/08/03
MSCI ACW IndexSM [1]	%	16.13	(1.16)	7.34[2]	—
Class C before taxes	%	15.78	(6.73)	5.18	07/07/03
MSCI ACW IndexSM [1]	%	16.13	(1.16)	7.34[2]	—
Class I before taxes	%	18.19	(5.63)	6.09	09/08/03
MSCI ACW IndexSM [1]	%	16.13	(1.16)	6.96[2]	—
Class W before taxes	%	17.96	(3.73)	N/A	02/12/08
MSCI ACW IndexSM [1]	%	16.13	0.55[2]	N/A	—

1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Advisors B.V.

Portfolio Managers
Dirk-Jan Verzuu	Huub van der Riet
Portfolio Manager (since 06/10)	Portfolio Manager (since 05/11)
Alex van der Laan
Portfolio Manager (since 05/11)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ING Global Opportunities Fund	27

ING Global Real Estate Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with high total return, consisting of capital appreciation and current income.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 103) or the Statement of Additional Information (page 200).

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
R	None	None
W	None	None

Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I
Management Fees	%	0.71	0.71	0.71	0.71
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.24	0.24	0.24	0.19
Total Annual Fund Operating Expenses	%	1.30	2.05	2.05	1.00
Waivers and Reimbursements[2]	%	None	None	None	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.30	2.05	2.05	1.00
Class		O	R	W
Management Fees	%	0.71	0.71	0.71
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.24	0.24	0.24
Total Annual Fund Operating Expenses	%	1.30	1.55	1.05
Waivers and Reimbursements[2]	%	None	None	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.30	1.55	1.05

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

2	The adviser is contractually obligated to limit expenses to 1.75%, 2.50%, 2.50%, 1.50%, 1.75%, 2.00%, and 1.50% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90%, and 1.40% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through March 1, 2014 and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$700	963	1,247	2,053
B	Sold	$708	943	1,303	2,187
	Held	$208	643	1,103	2,187
C	Sold	$308	643	1,103	2,379
	Held	$208	643	1,103	2,379
I	Sold or Held	$102	318	552	1,225
O	Sold or Held	$132	412	713	1,568
R	Sold or Held	$158	490	845	1,845
W	Sold or Held	$107	334	579	1,283

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

28	ING Global Real Estate Fund

During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The sub-adviser (“Sub-Adviser”) defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. This portion of the portfolio will have investments located in a number of different countries, including the United States. As a general matter, the Fund expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The Fund may invest in companies located in countries with emerging securities markets.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). The Fund may invest in convertible securities, initial public offerings, and Rule 144A securities.

The Sub-Adviser uses a multi-step investment process for constructing the Fund’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Sub-Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions through a systematic evaluation of public and private property market trends and conditions.

Second, the Sub-Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Concentration   As a result of the Fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Fund concentrates fall out of favor, the Fund could underperform funds that have greater diversification.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Initial Public Offerings   Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs or that IPOs in which the Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Fund’s asset base is small, the impact of such investments on the Fund’s return will be magnified. If the Fund’s assets grow, it is likely that the effect of the Fund’s investment in IPOs on the Fund’s return will decline.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit

ING Global Real Estate Fund	29

quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 32.13% and Worst quarter: 4th 2008, (29.01)%

30	ING Global Real Estate Fund

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	18.05	(0.05)	11.11	11/05/01
After tax on distributions	%	16.40	(1.02)	9.33	—
After tax on distributions with sale	%	11.69	(0.55)	8.69	—
S&P Developed Property Index[1]	%	28.94	1.31	11.88	—
Class B before taxes	%	19.33	0.05	10.92	03/15/02
S&P Developed Property Index[1]	%	28.94	1.31	11.88	—
Class C before taxes	%	23.32	0.39	10.94	01/08/02
S&P Developed Property Index[1]	%	28.94	1.31	11.88	—
Class I before taxes	%	25.63	1.50	6.65	06/03/05
S&P Developed Property Index[1]	%	28.94	1.31	6.38[2]	—
Class O before taxes	%	25.28	1.12	0.99	11/15/06
S&P Developed Property Index[1]	%	28.94	1.31	1.06[2]	—
Class R before taxes	%	24.98	15.21	N/A	08/05/11
S&P Developed Property Index[1]	%	28.94	9.64[2]	N/A	—
Class W before taxes	%	25.54	2.80	N/A	02/12/08
S&P Developed Property Index[1]	%	28.94	2.23[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	CBRE Clarion Securities LLC

Portfolio Managers
Steven D. Burton	T. Ritson Ferguson
Portfolio Manager (since 11/01)	Portfolio Manager (since 11/01)
Joseph P. Smith
Portfolio Manager (since 2/07)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	O	R	W
Non-retirement accounts	$1,000	250,000	1,000	—	1,000
Retirement accounts	$250	250,000	250	—	1,000
Certain omnibus accounts	$250	—	—	—	—
Pre-Authorized Investment Plan	$1,000	—	1,000	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

^

ING Global Real Estate Fund	31

ING International Core Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
I	None	None
W	None	None

Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		I	W1
Management Fee	%	0.75	0.75
Distribution and/or Shareholder Services (12b-1) Fees	%	None	None
Administrative Services Fee	%	0.10	0.10
Other Expenses	%	0.15	0.15
Acquired Fund Fees and Expenses	%	0.01	0.01
Total Annual Fund Operating Expenses[2]	%	1.01	1.01
Waivers and Reimbursements[3]	%	(0.05)	(0.05)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.96	0.96

1	Based on Class I shares’ expenses.

2	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 0.95% and 0.95% for Class I shares and Class W shares, respectively, through March 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	Sold or Held	$98	317	553	1,232
W	Sold or Held	$98	317	553	1,232

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies located in a number of different countries other than the United States. The Fund may invest in countries with emerging securities markets. The Fund may also invest in depositary receipts of foreign issuers. The Fund may invest up to 15% of its assets in real estate investment trusts.

The Fund may use derivatives, including futures, options, swaps, and forward contracts, typically for hedging purposes to reduce risk, such as interest rate risk, currency risk, and price risk.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Thornburg Investment Management, Inc. (“Thornburg”) and Wellington Management Company, LLP (“Wellington Management”), (each a “Sub-Adviser” and collectively the “Sub-Advisers”) provide day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. ING Investments, LLC, the Fund’s investment adviser, determines the amount of Fund assets allocated to Thornburg and Wellington Management.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Thornburg Investment Management, Inc.

32	ING International Core Fund

Thornburg intends to invest on an opportunistic basis, where it believes there is intrinsic value. Thornburg typically invests in basic value stocks and stocks that, in Thornburg’s opinion, provide value in a broader or different context, including the stocks of companies with consistent earnings characteristics and those of emerging franchises when these issues are value priced.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Value, for purposes of Thornburg’s selection criteria, relates both to current measures and to projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion are:

  price/earnings ratio
  price/book value
  price/cash flow ratio
  debt/capital ratio
  dividend yield
  dividend history
  security and consistency of revenue stream
  enterprise value/EBITDA (earnings before interest, taxes, depreciation, and amortization)
  undervalued assets
  relative earnings growth potential
  industry growth potential
  industry leadership
  dividend growth potential
  franchise value
  potential for favorable developments
  EBIT (earnings before interest and taxes)/interest expenses

Thornburg typically makes equity investments in the following three types of companies:

Basic Value companies are companies which, in Thornburg’s opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies’ net assets or potential earning power.

Consistent Earner companies are typically companies that are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally they have shown steady earnings growth, dividend growth, or both. There are no assurances that these trends will continue in the future.

Emerging Franchises are value-priced companies that, in Thornburg’s opinion, are in the process of establishing a leading position in a product, service, or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions, the proportion invested in companies of this type will be less than the proportions invested in basic value or consistent earner companies.

Debt obligations will be considered for investment when Thornburg believes them to be more attractive than equity alternatives and may purchase debt obligations of any maturity and of any quality.

Wellington Management Company, LLP

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management seeks to invest in companies with underappreciated assets, improving and/or sustainable return on capital, and/or stocks that it believes are mispriced by the market due to short-term issues. This proprietary research takes into account each company’s long-term history as well as Wellington Management’s analysts’ forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country, and sector weightings being secondary factors.

Wellington Management’s emerging market exposure will generally not be greater than 10% above the emerging markets exposure of the MSCI All Country World ex U.S. Index. Emerging markets will be defined as countries that are included in the MSCI Emerging Markets IndexSM ..

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

ING International Core Fund	33

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities or may not favor equities at all.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the Fund’s performance for the first full calendar year of operations and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class I shares. The Fund’s past

34	ING International Core Fund

performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Because Class W shares of the Fund did not have a full calendar year of operations as of December 31, 2012, no performance information for Class W shares is provided below.

Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 1st 2012, 12.62% and Worst quarter: 2nd 2012, (6.19)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I before taxes	%	18.44	(0.27)	N/A	02/08/11
After tax on distributions	%	18.31	(0.35)	N/A	—
After tax on distributions with sale	%	12.41	(0.14)	N/A	—
MSCI EAFE® Index[1]	%	17.32	(1.21)	N/A	—
MSCI ACW IndexSM Ex-U.S.	%	16.83	(1.40)	N/A	—

1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

Investment Adviser
ING Investments, LLC

Sub-Adviser	Thornburg Investment Management, Inc.

Portfolio Managers
William V. Fries, CFA	Wendy Trevisani
Portfolio Manager (since 02/11)	Portfolio Manager (since 02/11)
Lei Wang, CFA
Portfolio Manager (since 02/11)

Sub-Adviser	Wellington Management Company, LLP

Portfolio Managers
Nicolas M. Choumenkovitch	Tara Connolly Stilwell, CFA
Portfolio Manager (since 02/11)	Portfolio Manager (since 02/11)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	I	W
Non-retirement accounts	$250,000	1,000
Retirement accounts	$250,000	1,000
Certain omnibus accounts	$—	—
Pre-Authorized Investment Plan	$—	—

There are no minimums for additional investments.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ING International Core Fund	35

ING International Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
I	None	None

Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.75%
Distribution and Service (12b-1) Fee	None
Administrative Services Fee	0.10%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	1.02%
Waivers and Reimbursements[1]	(0.03)%
Total Annual Fund Operating Expenses after Waivers and Reimbursements	0.99%

1	The adviser is contractually obligated to limit expenses to 0.99% for Class I shares, through March 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.

Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	Sold or Held	$101	322	560	1,245

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks and convertible securities of companies organized under the laws of, or with principal offices located in, a number of different countries outside of the United States, including companies in countries in emerging markets. The Fund does not focus its investments in a particular industry or country. The Fund may invest in companies of any market capitalization. The Fund may also invest in foreign issuers through depositary receipts or similar investment vehicles. The Fund may hold cash in U.S. dollars or foreign currencies. While the Fund invests primarily in common stocks, it may invest in other securities. The Fund may invest in derivative instruments including options, futures and forward foreign currency exchange contracts. The Fund may typically use derivatives to seek to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying assets for cash management, and/or to seek to enhance returns in the Fund.

The Fund invests a substantial amount of its assets in foreign investments which are denominated in currencies other than the U.S. dollar and can be affected by fluctuations in exchange rates. To attempt to protect against adverse changes in currency exchange rates, the Fund may, but will not necessarily use special techniques such as forward foreign currency exchange contracts.

The Fund may invest in other investment companies, including exchange traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Baillie Gifford Overseas Limited (“Baillie Gifford”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodologies for selecting investments. ING Investments, LLC, the Fund’s investment adviser, will determine the amount of Fund assets allocated to Baillie Gifford and T. Rowe Price.

36	ING International Growth Fund

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Baillie Gifford Overseas Limited

In selecting investments for the Fund, Baillie Gifford normally takes into account the industry and country allocations in the MSCI - Europe, Australasia, and Far East® Index. A significant part of the assets will normally be divided among continental Europe, the United Kingdom, and Asia (including Australia and New Zealand). Country allocation, however, is driven by stock selection. Baillie Gifford invests in companies that it believes are well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace. Baillie Gifford’s investment style primarily uses a bottom-up, stock-driven approach, with the objective of selecting stocks that it believes can sustain an above-average growth rate, which is not reflected in the share price.

Companies are screened for quality first; valuation is a secondary consideration. Baillie Gifford looks for companies that it believes have attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors that Baillie Gifford considers in this bottom-up analysis include earnings growth, cash flow growth, profitability, capital structure, and valuation.

T. Rowe Price Associates, Inc.

While T. Rowe Price invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of T. Rowe Price’s decision making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Stock selection reflects a growth style. T. Rowe Price relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies it believes are capable of achieving and sustaining above-average, long-term earnings growth. T. Rowe Price seeks to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, T. Rowe Price generally favors companies that it believes have one or more of the following characteristics: leading or improving market position; attractive business niche; attractive or improving franchise or industry position; seasoned management; stable or improving earnings and/or cash flow; and sound or improving balance sheet.

T. Rowe Price typically focuses investments in large-sized, and to a lesser extent, medium-sized, companies.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Growth Investing   Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.

ING International Growth Fund	37

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the Fund’s performance for the first full calendar year of operations and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class I shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 1st 2012, 13.75% and Worst quarter: 2nd 2012, (6.76)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I before taxes	%	20.37	2.76	N/A	01/06/11
After tax on distributions	%	20.18	2.56	N/A	—
After tax on distributions with sale	%	13.73	2.41	N/A	—
MSCI EAFE® Index[1]	%	17.32	1.83	N/A	—
MSCI ACW IndexSM Ex-U.S.[2]	%	16.83	0.62	N/A	—

1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

PORTFOLIO MANAGEMENT

Investment Adviser
ING Investments, LLC

Sub-Adviser	T. Rowe Price Associates, Inc.

38	ING International Growth Fund

Portfolio Manager
Robert W. Smith
Portfolio Manager (since 01/11)

Sub-Adviser	Baillie Gifford Overseas Limited

Portfolio Manager
Gerard Callahan	Iain Campbell
Portfolio Manager (since 01/11)	Portfolio Manager (since 01/11)
Joe Faraday	Paul Faulkner
Portfolio Manager (since 01/11)	Portfolio Manager (since 01/11)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	I
Non-retirement accounts	$250,000
Retirement accounts	$250,000
Certain omnibus accounts	$—
Pre-Authorized Investment Plan	$—

There are no minimums for additional investments.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ING International Growth Fund	39

ING International Real Estate Fund

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with high total return.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 103) or the Statement of Additional Information (page 200).

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
W	None	None

Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	W
Management Fees	%	0.95	0.95	0.95	0.95	0.95
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.17	0.17	0.17	0.12	0.17
Total Annual Fund Operating Expenses	%	1.47	2.22	2.22	1.17	1.22
Waivers and Reimbursements[2]	%	None	None	None	None	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.47	2.22	2.22	1.17	1.22

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

2	The adviser and sub-adviser are contractually obligated to limit expenses to 1.50%, 2.25%, 2.25%, 1.25%, and 1.25% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement, and with respect to the sub-adviser, upon termination of the sub-advisory agreement, and is subject to possible recoupment by the adviser and sub-adviser within three years. In addition, effective January 1, 2013, the adviser and sub-adviser are contractually obligated to further limit expenses whereby the sub-adviser will pay the incremental costs necessary to further limit expenses to 1.45%, 2.20%, 2.20%, 1.20%, and 1.20% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through December 31, 2013. There is no guarantee that this obligation will continue after December 31, 2013 and the obligation will continue only if the adviser and sub-adviser elect to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$716	1,013	1,332	2,231
B	Sold	$725	994	1,390	2,365
	Held	$225	694	1,190	2,365
C	Sold	$325	694	1,190	2,554
	Held	$225	694	1,190	2,554
I	Sold or Held	$119	372	644	1,420
W	Sold or Held	$124	387	670	1,477

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. At least 65% of the Fund’s assets will normally be invested in companies located in a number of different countries other than the United States. These companies may

40	ING International Real Estate Fund

have investments that provide exposure to the U.S. real estate industry. The sub-adviser (“Sub-Adviser”) defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. As a general matter, the Fund expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The Fund may invest in companies located in countries with emerging securities markets. The Fund may also invest in convertible securities, initial public offerings, and Rule 144A securities. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser uses a multi-step investment process for constructing the Fund’s investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.

First, the Sub-Adviser selects sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions through a systematic evaluation of public and private property market trends and conditions.

Second, the Sub-Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: value and property; capital structure; and management and strategy.

The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Concentration   As a result of the Fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Fund concentrates fall out of favor, the Fund could underperform funds that have greater diversification.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Initial Public Offerings   Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs or that IPOs in which the Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Fund’s asset base is small, the impact of such investments on the Fund’s return will be magnified. If the Fund’s assets grow, it is likely that the effect of the Fund’s investment in IPOs on the Fund’s return will decline.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Issuer Non-Diversification   The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers,

ING International Real Estate Fund	41

industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 32.42% and Worst quarter: 4th 2008, (23.95)%

42	ING International Real Estate Fund

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	28.85	(2.38)	2.26	02/28/06
After tax on distributions	%	26.26	(3.58)	1.05	—
After tax on distributions with sale	%	19.19	(2.59)	1.34	—
S&P Developed Ex-U.S. Property Index[1]	%	38.48	(0.82)	3.44[2]	—
Class B before taxes	%	30.67	(2.29)	2.40	02/28/06
S&P Developed Ex-U.S. Property Index[1]	%	38.48	(0.82)	3.44[2]	—
Class C before taxes	%	34.73	(1.97)	2.38	02/28/06
S&P Developed Ex-U.S. Property Index[1]	%	38.48	(0.82)	3.44[2]	—
Class I before taxes	%	37.04	(0.93)	3.46	02/28/06
S&P Developed Ex-U.S. Property Index[1]	%	38.48	(0.82)	3.44[2]	—
Class W before taxes	%	37.00	0.53	N/A	02/12/08
S&P Developed Ex-U.S. Property Index[1]	%	38.48	0.44[2]	N/A	—

1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	CBRE Clarion Securities LLC

Portfolio Managers
T. Ritson Ferguson	Steven D. Burton
Portfolio Manager (since 2/06)	Portfolio Manager (since 2/06)
Joseph P. Smith
Portfolio Manager (since 03/11)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ING International Real Estate Fund	43

ING International Small Cap Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 103) or the Statement of Additional Information (page 200).

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
W	None	None

Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	O	W
Management Fees	%	1.00	1.00	1.00	1.00	1.00	1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	0.35	1.00	1.00	None	0.25	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.32	0.32	0.32	0.19	0.32	0.32
Total Annual Fund Operating Expenses	%	1.77	2.42	2.42	1.29	1.67	1.42
Waivers and Reimbursements[2]	%	(0.03)	(0.03)	(0.03)	(0.04)	(0.03)	(0.03)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.74	2.39	2.39	1.25	1.64	1.39

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

2	The adviser is contractually obligated to limit expenses to 1.95%, 2.60%, 2.60%, 1.40%, 1.85%, and 1.60% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.80%, 2.45%, 2.45%, 1.25%, 1.70%, and 1.45% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2014. There is no guarantee that this obligation will continue after March 1, 2014, and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. In addition, the adviser is contractually obligated to waive a portion of the management fee through March 1, 2014. Based upon net assets as of October 31, 2012, the management fee waiver for the Fund would be (0.03)%. There is no guarantee that the management fee waiver will continue after March 1, 2014. The management fee waiver will continue only if the adviser elects to renew it.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$742	1,097	1,476	2,537
B	Sold	$742	1,052	1,488	2,593
	Held	$242	752	1,288	2,593
C	Sold	$342	752	1,288	2,754
	Held	$242	752	1,288	2,754
I	Sold or Held	$127	405	704	1,553
O	Sold or Held	$167	524	905	1,974
W	Sold or Held	$142	446	773	1,699

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. The Fund

44	ING International Small Cap Fund

will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund currently considers small-capitalization companies to be those that have a market capitalization, at the time of purchase, of up to $5 billion. At least 65% of the Fund’s assets will normally be invested in companies located outside the United States, including companies located in countries with emerging securities markets. The Fund may invest up to 35% of its assets in U.S. issuers. The Fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities.

The Fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, rights, and depositary receipts. The Fund may invest in forward currency contracts or futures contracts to hedge currency and for implementation of a currency model within the portfolio. The Fund may invest in futures contracts to allow market exposure in a cost efficient way, maintain exposure to an asset class in the case of large cash flows, and to have access to a particular market in which the Fund wishes to invest.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Acadian Asset Management LLC (“Acadian”) and Schroder Investment Management North America Inc. (“Schroders”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. ING Investments, LLC, the Fund’s investment adviser, will determine the amount of Fund assets allocated to Acadian and Schroders.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Acadian Asset Management LLC

Acadian employs a quantitative investment process which is driven by proprietary valuation models that combine a bottom-up view of the attractiveness of individual securities within each market with a top-down view of the attractiveness of each region/industry group, thereby capturing value-added at both the stock and the region/industry levels.

Schroder Investment Management North America Inc.

Schroders employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company specific factors. The company specific factors include the company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors, as well as the relative value of the company’s securities compared with those of other companies and the market as a whole. In selecting investments for the Fund, Schroders considers, among other things, whether a company is likely to have above-average earnings growth, whether its securities are attractively valued, and whether the company has any proprietary advantages. Schroders generally sells a security when its market price approaches its estimate of fair value or when it identifies a more attractive investment candidate.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

ING International Small Cap Fund	45

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Small-Capitalization Company   Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 34.59% and Worst quarter: 3rd 2008, (28.34)%

46	ING International Small Cap Fund

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	13.30	(4.03)	9.58	08/31/94
After tax on distributions	%	13.15	(4.07)	9.16	—
After tax on distributions with sale	%	9.14	(3.25)	8.46	—
S&P Developed Ex-U.S. SmallCap Index[1]	%	18.55	(1.26)	12.16	—
MSCI EAFE® SmallCap Index[2,3]	%	20.00	(0.86)	11.93	—
S&P EPAC SmallCap Index[1,2]	%	20.43	(1.45)	11.95	—
Class B before taxes	%	14.43	(3.92)	9.49	05/31/95
S&P Developed Ex-U.S. SmallCap Index[1]	%	18.55	(1.26)	12.16	—
MSCI EAFE® SmallCap Index[2,3]	%	20.00	(0.86)	11.93	—
S&P EPAC SmallCap Index[1,2]	%	20.43	(1.45)	11.95	—
Class C before taxes	%	18.43	(3.52)	9.50	08/31/94
S&P Developed Ex-U.S. SmallCap Index[1]	%	18.55	(1.26)	12.16	—
MSCI EAFE® SmallCap Index[2,3]	%	20.00	(0.86)	11.93	—
S&P EPAC SmallCap Index[1,2]	%	20.43	(1.45)	11.95	—
Class I before taxes	%	20.81	(2.40)	3.25	12/21/05
S&P Developed Ex-U.S. SmallCap Index[1]	%	18.55	(1.26)	3.86[4]	—
MSCI EAFE® SmallCap Index[2,3]	%	20.00	(0.86)	2.13[4]	—
S&P EPAC SmallCap Index[1,2]	%	20.43	(1.45)	3.66[4]	—
Class O before taxes	%	20.35	(2.58)	N/A	06/04/08
S&P Developed Ex-U.S. SmallCap Index[1]	%	18.55	(0.85)[4]	N/A	—
MSCI EAFE® SmallCap Index[2,3]	%	20.00	(0.41)[4]	N/A	—
S&P EPAC SmallCap Index[1,2]	%	20.43	(1.05)[4]	N/A	—
Class W before taxes	%	20.65	(0.27)	N/A	02/12/08
S&P Developed Ex-U.S. SmallCap Index[1]	%	18.55	0.84[4]	N/A	—
MSCI EAFE® SmallCap Index[2,3]	%	20.00	1.21[4]	N/A	—
S&P EPAC SmallCap Index[1,2]	%	20.43	0.67[4]	N/A	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.

2	On February 28, 2013, The Fund changed one of it’s benchmarks from the S&P EPAC SmallCap Index to the MSCI EAFE® SmallCap Index because the MSCI EAFE SmallCap Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

3	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

4	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser
ING Investments, LLC

Sub-Adviser	Acadian Asset Management LLC

Portfolio Managers
John R. Chisholm, CFA	Brian K. Wolahan, CFA
Portfolio Manager (since 3/05)	Portfolio Manager (since 2/09)
Constantine P. Papageorgiou, CFA	Patrick J. McCafferty, CFA
Portfolio Manager (since 2/09)	Portfolio Manager (since 3/11)

Sub-Adviser	Schroder Investment Management North America Inc.

Portfolio Manager
Matthew Dobbs
Portfolio Manager (since 12/07)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	O	W
Non-retirement accounts	$1,000	250,000	1,000	1,000
Retirement accounts	$250	250,000	250	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	—	1,000	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your

ING International Small Cap Fund	47

salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

48	ING International Small Cap Fund

ING International Value Choice Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 103) or the Statement of Additional Information (page 200).

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
W	None	None

Annual Fund Operating Expenses2
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	W
Management Fees	%	1.00	1.00	1.00	1.00	1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.59	0.59	0.59	0.63	0.59
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[3]	%	1.95	2.70	2.70	1.74	1.70
Waivers and Reimbursements[4]	%	(0.59)	(0.59)	(0.59)	(0.63)	(0.59)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.36	2.11	2.11	1.11	1.11

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

2	Expense ratios have been adjusted to reflect current contractual rates.

3	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fee and Expenses.

4	The adviser is contractually obligated to limit expenses to 1.70%, 2.45%, 2.45%, 1.45%, and 1.45% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, effective November 30, 2012, the adviser is contractually obligated to further limit expenses to 1.35%, 2.10%, 2.10%, 1.10%, and 1.10% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. There is no guarantee the additional expense limitation will continue after March 1, 2014 and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. Last, the adviser is contractually obligated to waive 0.10% of the management fee through March 1, 2014. There is no guarantee that the management fee waiver will continue after March 1, 2014. The management fee waiver will continue only if the adviser elects to renew it.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$706	1,098	1,515	2,674
B	Sold	$714	1,083	1,577	2,807
	Held	$214	783	1,377	2,807
C	Sold	$314	783	1,377	2,989
	Held	$214	783	1,377	2,989
I	Sold or Held	$113	487	885	1,999
W	Sold or Held	$113	478	868	1,959

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

At the close of business on November 13, 2012, Tradewinds Global Investors, LLC was terminated as sub-adviser to the Fund. On November 30, 2012, ING Investment Management Co. LLC

ING International Value Choice Fund	49

began managing the Fund. During the period from the close of business November 13, 2012 through the close of business on November 30, 2012, the Fund was in a transition period which resulted in significant buy and sell transactions which caused an increase in the Fund’s portfolio turnover rate. These transactions resulted in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions resulted in transaction costs which were borne by the shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its net assets in equity securities of companies located in a number of different countries outside of the United States. The Fund invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies. The Fund generally invests in common and preferred stocks, warrants, and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the sub-adviser (“Sub-Adviser”) believes they present attractive investment opportunities. The Fund may invest in government debt securities of developed foreign countries. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.

The Fund may invest in derivative instruments including futures, options, and swaps. The Fund typically uses derivatives to hedge against currency risk and for purposes of maintaining equity market exposure on its cash balance.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector, or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Sub-Adviser focuses on various factors including valuation of the companies, catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Pending Merger - On September 6, 2012, the Fund’s Board of Trustees approved a proposal to reorganize the Fund into ING International Value Equity Fund (formerly, ING Global Value Choice Fund). If shareholder approval is obtained, it is expected that the reorganization will take place on or about March 23, 2013. The Fund may engage in transition management techniques prior to the closing of the reorganization during which time the Fund may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING International Value Equity Fund. For more information regarding ING International Value Equity Fund, please contact a Shareholder Services representative at (800) 992-0180.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

50	ING International Value Choice Fund

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations   U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

Value Investing   Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

ING International Value Choice Fund	51

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 20.97% and Worst quarter: 3rd 2008, (17.48)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	(1.15)	(4.43)	2.05	02/01/05
After tax on distributions	%	(1.21)	(4.44)	1.57	—
After tax on distributions with sale	%	(0.17)	(3.53)	1.83	—
MSCI EAFE® Index[1]	%	17.32	(3.69)	3.83[2]	—
Class B before taxes	%	(0.91)	(4.40)	2.03	02/01/05
MSCI EAFE® Index[1]	%	17.32	(3.69)	3.83[2]	—
Class C before taxes	%	3.16	(4.00)	2.06	02/04/05
MSCI EAFE® Index[1]	%	17.32	(3.69)	3.83[2]	—
Class I before taxes	%	5.00	(3.00)	1.68	12/21/05
MSCI EAFE® Index[1]	%	17.32	(3.69)	2.19[2]	—
Class W before taxes	%	5.15	2.73	N/A	06/01/09
MSCI EAFE® Index[1]	%	17.32	8.69[2]	N/A	—

1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was managed by a transition manager in preparation for a sub-adviser change from Tradewinds Global Investors, LLC to ING Investment Management Co. LLC. Effective November 30, 2012, the following serve as investment adviser, sub-adviser, and portfolio managers to the Fund:

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC

Portfolio Managers
Martin Jansen	Joseph Vultaggio
Portfolio Manager (since 11/12)	Portfolio Manager (since 11/12)
David Rabinovitz
Portfolio Manager (since 11/12)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

52	ING International Value Choice Fund

ING International Value Equity Fund (formerly, ING Global Value Choice Fund)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 103) or the Statement of Additional Information (page 200).

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
W	None	None

Annual Fund Operating Expenses2
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	W
Management Fees	%	0.90	0.90	0.90	0.90	0.90
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.34	0.34	0.34	0.27	0.34
Total Annual Fund Operating Expenses	%	1.59	2.34	2.34	1.27	1.34
Waivers and Reimbursements[3]	%	(0.24)	(0.24)	(0.24)	(0.17)	(0.24)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.35	2.10	2.10	1.10	1.10

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

2	Expense ratios have been adjusted to reflect current contractual rates.

3	Effective November 30, 2012, the adviser and distributor are contractually obligated to limit expenses to 1.35%, 2.10%, 2.10%, 1.10%, and 1.10% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund, the adviser or the distributor upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser or distributor within three years.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$705	1,026	1,370	2,337
B	Sold	$713	1,008	1,429	2,470
	Held	$213	708	1,229	2,470
C	Sold	$313	708	1,229	2,658
	Held	$213	708	1,229	2,658
I	Sold or Held	$112	386	681	1,519
W	Sold or Held	$112	401	711	1,592

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

At the close of business on November 13, 2012, Tradewinds Global Investors, LLC was terminated as sub-adviser to the Fund. On November 30, 2012, ING Investment Management Co. LLC began managing the Fund. During the period from the close of business November 13, 2012 through the close of business on November 30, 2012, the Fund was in a transition period which resulted in significant buy and sell transactions which caused an increase in the Fund’s portfolio turnover rate. These transactions resulted in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions resulted in transaction costs which were borne by the shareholders.

ING International Value Equity Fund	53

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The Fund will provide shareholders with 60 days’ prior notice of any change in this investment policy. The Fund invests at least 65% of its net assets in equity securities of companies located in a number of different countries outside of the United States. The Fund invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies. The Fund generally invests in common and preferred stocks, warrants, and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the sub-adviser (“Sub-Adviser”) believes they present attractive investment opportunities. The Fund may invest in government debt securities of developed foreign countries. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.

The Fund may invest in derivative instruments including futures, options, and swaps. The Fund typically uses derivatives to seek to hedge against currency risk and for purposes of maintaining equity market exposure on its cash balance.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector, or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Sub-Adviser focuses on various factors including valuation of the companies, catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

54	ING International Value Equity Fund

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations   U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

Value Investing   Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 26.13% and Worst quarter: 3rd 2008, (18.10)%

ING International Value Equity Fund	55

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	(5.50)	2.17	9.33	04/19/93
After tax on distributions	%	(5.39)	1.65	9.03	—
After tax on distributions with sale	%	(3.29)	1.76	8.25	—
MSCI EAFE® Index[1,2]	%	17.32	(3.69)	8.21	—
MSCI ACW IndexSM [1,2]	%	16.13	(1.16)	8.11	—
Class B before taxes	%	(5.45)	2.24	9.21	05/31/95
MSCI EAFE® Index[1,2]	%	17.32	(3.69)	8.21	—
MSCI ACW IndexSM [1,2]	%	16.13	(1.16)	8.11	—
Class C before taxes	%	(1.47)	2.60	9.20	04/19/93
MSCI EAFE® Index[1,2]	%	17.32	(3.69)	8.21	—
MSCI ACW IndexSM [1,2]	%	16.13	(1.16)	8.11	—
Class I before taxes	%	0.42	3.71	6.69	09/06/06
MSCI EAFE® Index[1,2]	%	17.32	(3.69)	0.28[3]	—
MSCI ACW IndexSM [1,2]	%	16.13	(1.16)	2.40[3]	—
Class W before taxes	%	0.53	7.77	N/A	06/01/09
MSCI EAFE® Index[1,2]	%	17.32	8.69[3]	N/A	—
MSCI ACW IndexSM [1,2]	%	16.13	11.70[3]	N/A	—

1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

2	On November 30, 2012, the Fund changed its primary benchmark from the MSCI ACW IndexSM to the MSCI EAFE® Index because the MSCI EAFE® Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.

3	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

From the close of business on November 13, 2012 through the close of business on November 30, 2012, the Fund was managed by a transition manager in preparation for a sub-adviser change from Tradewinds Global Investors, LLC to ING Investment Management Co. LLC. Effective November 30, 2012, the following serve as investment adviser, sub-adviser, and portfolio managers to the Fund:

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Co. LLC

Portfolio Managers
Martin Jansen	Joseph Vultaggio
Portfolio Manager (since 11/12)	Portfolio Manager (since 11/12)
David Rabinowitz
Portfolio Manager (since 11/12)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

56	ING International Value Equity Fund

ING International Value Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 103) or the Statement of Additional Information (page 200).

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
W	None	None

Annual Fund Operating Expenses2
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	W
Management Fees	%	1.00	1.00	1.00	1.00	1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	0.30	1.00	1.00	None	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.27	0.27	0.27	0.13	0.27
Total Annual Fund Operating Expenses	%	1.67	2.37	2.37	1.23	1.37
Waivers and Reimbursements[3]	%	(0.17)	(0.17)	(0.17)	(0.03)	(0.17)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.50	2.20	2.20	1.20	1.20

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

2	Expense ratios have been adjusted to reflect current contractual rates.

3	The adviser is contractually obligated to limit expenses to 1.80%, 2.50%, 2.50%, 1.50%, and 1.50% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, effective January 1, 2013, the adviser is contractually obligated to further limit expenses to 1.50%, 2.20%, 2.20%, 1.20%, and 1.20% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. There is no guarantee that this obligation will continue after March 1, 2014, and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. Last, the adviser is contractually obligated to waive a portion of the management fee through March 1, 2014. Based upon net assets as of October 31, 2012, the management fee waiver for the Fund would be (0.01)%. There is no guarantee that the management fee waiver will continue after March 1, 2014. The management fee waiver will continue only if the adviser elects to renew it.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$719	1,056	1,415	2,424
B	Sold	$723	1,023	1,450	2,519
	Held	$223	723	1,250	2,519
C	Sold	$323	723	1,250	2,693
	Held	$223	723	1,250	2,693
I	Sold or Held	$122	387	673	1,486
W	Sold or Held	$122	417	734	1,632

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

ING International Value Fund	57

The Fund holds common stocks, preferred stocks, and depositary receipts, as well as convertible securities. The Fund may invest in government debt securities of developed foreign countries. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. The Fund may invest up to 10% of its assets in participatory notes. The Fund may also invest up to 15% of its assets in real estate investment trusts. The Fund may invest in derivative instruments, including forwards, futures, options, and swaps, among others. The Fund typically uses derivatives to seek to hedge against currency risk and for purposes of cash equitization.

Under normal circumstances, the Fund will invest at least 65% of its assets in securities of companies located in a number of different countries, other than the United States, which may include countries with emerging securities markets.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Brandes Investment Partners, L.P. (“Brandes”), del Rey Global Investors, LLC (“del Rey”), and ING Investment Management Co. LLC (“ING IM”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The three Sub-Advisers act independently of each other and use their own methodology for selecting investments. ING Investments, LLC, the Fund’s investment adviser, will determine the amount of assets allocated to Brandes, del Rey, and ING IM.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Brandes Investment Partners, L.P.

Brandes applies the technique of “value investing” by seeking stocks that its research indicates are priced below their long-term value. The process uses a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, research reports, and other information sources as well as interviews with company management. Brandes focuses on valuation measures such as price-to-earnings or price-to-book ratios as well as liquidity and market capitalization. Brandes also applies the principles of its investment philosophy to determine an estimate of each company’s value, then thoroughly reviews each company to find and purchase shares of businesses that Brandes believes are selling at a significant discount to their true worth.

The Brandes portion of the Fund typically invests, at the time of purchase, up to the greater of: (i) 20% of its assets in any one country or industry; or (ii) 150% of the weighting of the country or industry in the MSCI - Europe, Australasia, and Far East® Index as long as the Fund meets any industry concentration or diversification requirements under the 1940 Act.

del Rey Global Investors, LLC

del Rey seeks to generate long-term alpha by capitalizing on market inefficiencies and by employing a high-quality intrinsic value approach. It employs a research-driven, bottom-up approach to security selection and portfolio construction. Companies are bought based on weighing their qualitative attractiveness versus the price that must be paid to obtain them. del Rey generally seeks to identify strong franchises that should be able to create value for shareholders under reasonable economic assumptions; invest in companies when they are attractively priced; build portfolios one stock at a time; and control risk by remaining well diversified.

del Rey seeks to invest in intrinsically undervalued non-U.S. companies with strong and/or improving business fundamentals. del Rey seeks to invest in approximately 35-60 companies whose capitalizations are generally over $1 billion and represent strong risk/return characteristics. Generally a country’s or industry’s weighting will be limited to 35% of total assets allocated to del Rey, measured at the time of purchase. del Rey’s investment strategy is not designed to track the performance of any specific benchmark.

ING Investment Management Co. LLC

ING IM employs a classic value approach to international investing by seeking out companies whose securities are trading at a discount to their intrinsic value with the potential for improving returns on capital or earnings growth. ING IM primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector, or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, ING IM focuses on various factors including; valuation of the companies; catalysts to stock price appreciation; quality of management; and financial measures, especially cash flow and the cash flow return on capital.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

58	ING International Value Fund

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)   Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting

ING International Value Fund	59

sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations   U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

Value Investing   Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 25.68% and Worst quarter: 3rd 2011, (19.54)%

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class A before taxes	%	6.90	(6.52)	7.13	03/06/95
After tax on distributions	%	6.71	(6.99)	6.25	—
After tax on distributions with sale	%	5.23	(5.28)	6.52	—
MSCI EAFE® Index[1]	%	17.32	(3.69)	8.21	—
Class B before taxes	%	7.62	(6.37)	7.02	04/18/97
MSCI EAFE® Index[1]	%	17.32	(3.69)	8.21	—
Class C before taxes	%	11.64	(6.03)	7.05	03/06/95
MSCI EAFE® Index[1]	%	17.32	(3.69)	8.21	—
Class I before taxes	%	13.97	(5.04)	8.19	06/18/01
MSCI EAFE® Index[1]	%	17.32	(3.69)	8.21	—
Class W before taxes	%	13.77	3.80	N/A	07/20/09
MSCI EAFE® Index[1]	%	17.32	6.56[2]	N/A	—

1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

2	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser
ING Investments, LLC

Sub-Adviser	Brandes Investment Partners, L.P.

Portfolio Managers
Brent V. Woods	Amelia Maccoun Morris
Portfolio Manager (since 11/95)	Portfolio Manager (since 01/98)
Jeffrey Germain	Luiz Saurebronn
Senior Analyst (since 01/09)	Portfolio Manager (since 02/13)
Shingo Omura
Senior Analyst (since 02/13)

Sub-Adviser	del Rey Global Investors, LLC

Portfolio Manager
Paul Hechmer
Portfolio Manager (since 01/11)

Sub-Adviser	ING Investment Management Co. LLC

60	ING International Value Fund

Portfolio Managers
Martin Jansen	Joseph Vultaggio
Portfolio Manager (since 12/10)	Portfolio Manager (since 1/09)
David Rabinowitz
Portfolio Manager (since 4/11)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ING International Value Fund	61

ING Russia Fund

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Russian companies.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 103) or the Statement of Additional Information (page 200).

Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
I	None	None
W	None	None

Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	I	W
Management Fees	%	1.25	1.25	1.25
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	None	None
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.54	0.61	0.54
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01
Total Annual Fund Operating Expenses[2]	%	2.15	1.97	1.90
Waivers and Reimbursements[3]	%	None	None	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	2.15	1.97	1.90

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

2	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3	The adviser is contractually obligated to limit expenses to 2.75%, 2.50%, and 2.50% for Class A, Class I, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 2.25%, 2.00%, and 2.00% for Class A, Class I, and Class W shares, respectively, through March 1, 2014. There is no guarantee that this obligation will continue after March 1, 2014, and the obligation will only continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. The cost of investing in the Fund for one year may vary based on the 2.00% redemption fee if shares were held for less than 365 days. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$781	1,209	1,663	2,915
I	Sold or Held	$200	618	1,062	2,296
W	Sold or Held	$193	597	1,026	2,222

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities (including common stocks, preferred stocks, and convertible securities) of Russian companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund may invest the other 20% of its assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government without any restrictions based on investment quality or maturity of the debt securities. The Fund may also invest in the equity securities of companies located outside of Russia, including those companies located in the former Soviet Union. The Fund may invest in other investment companies, including

62	ING Russia Fund

exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The sub-adviser (“Sub-Adviser”) manages the Fund as a core equity product investing primarily in Russian companies and is not constrained by a particular investment style or market capitalization. It may invest in “growth” or “value” securities. The Sub-Adviser seeks to invest in companies that are undervalued by the market because their pace of development and earnings growth have been underestimated. The Sub-Adviser also seeks to invest in companies that it believes will experience growth in revenue and profits.

The Sub-Adviser defines a Russian company as a company that: (i) is organized under the laws of, or with principal offices in, Russia; (ii) has 50% or more of its assets in Russia; or (iii) derives 50% or more of its total revenue from sales made in markets in Russia.

The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Call   During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Focused Investing   To the extent that the Fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Fund to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities   Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate   With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Issuer Non-Diversification   The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could

ING Russia Fund	63

realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Fund invests. Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Russian Companies   Investments in Russian Companies involve a high degree of risk and special considerations not typically associated with investments in more established economies or securities markets, such as political, economic, and legal uncertainties, and currency fluctuations. Investment in the Fund should be considered highly speculative.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt   These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 44.02% and Worst quarter: 4th 2008, (48.55)%

64	ING Russia Fund

Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class A before taxes	%	9.81	(8.25)	16.32	07/03/96
After tax on distributions	%	9.89	(9.01)	15.49	—
After tax on distributions with sale	%	6.72	(7.01)	14.84	—
Russia Trading System Index	%	14.55	(6.20)	17.31	—
MSCI Russia 10/40 Index[1]	%	14.37	(5.57)[2]	N/A2	—
Class I before taxes	%	16.51	5.77	N/A	09/30/09
Russia Trading System Index	%	14.55	8.35[3]	N/A	—
MSCI Russia 10/40 Index[1]	%	14.37	7.39[3]	N/A	—
Class W before taxes	%	16.74	(10.32)	N/A	08/05/11
Russia Trading System Index	%	14.55	(13.92)[3]	N/A	—
MSCI Russia 10/40 Index[1]	%	14.37	(15.13)[3]	N/A	—

1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

2	The inception date of the MSCI Russia 10/40 Index is May 31, 2006.

3	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Advisors B.V.

Portfolio Managers
Angus Alexander Robertson	Nathan Griffiths
Portfolio Manager (since 01/08)	Portfolio Manager (since 05/12)

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ING Russia Fund	65

KEY FUND INFORMATION

This Prospectus contains information about the Funds and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

The Funds’ Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Funds.

Other ING Funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Funds. You should be aware that a Fund is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of a Fund can be expected to vary from those of other ING Funds.

Other mutual funds and/or funds-of-funds may invest in the Funds. So long as the Funds accept investments by other investment companies, they will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Each of the Funds (except ING International Value Fund) is a series of ING Mutual Funds; ING International Value Fund is a series of ING Mayflower Trust. ING Mutual Funds is a Delaware statutory trust and ING Mayflower Trust is a Massachusetts business trust (each a “Trust” and collectively “Trusts”). Each Fund is managed by ING Investments, LLC (“ING Investments” or “Adviser”).

Fundamental Policies

Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Boards of Trustees (“Boards”) and/or the Adviser may change any other policies and investment strategies.

Non-Fundamental Investment Policies

Certain Funds have adopted non-fundamental investment policies to invest the Fund’s assets in securities that are consistent with the Fund’s name. For more information about these policies, please consult the SAI.

Fund Diversification

Each Fund’s diversification status is outlined in the table below. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.

Fund	Diversified	Non-Diversified
ING Emerging Markets Equity Dividend	X
ING Emerging Markets Equity	X
ING Global Bond		X
ING Global Equity Dividend	X
ING Global Natural Resources		X
ING Global Opportunities	X
ING Global Real Estate	X
ING International Core	X
ING International Growth	X
ING International Real Estate		X
ING International Small Cap	X
ING International Value Choice	X
ING International Value Equity	X
ING International Value	X
ING Russia		X

66

KEY FUND INFORMATION  (continued)

Investor Diversification

Although the Funds are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Fund in the context of your personal financial situation, investment objectives, and other investments.

Temporary Defensive Strategies

When the Adviser or sub-adviser (if applicable) to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Fund invests defensively, it may not achieve its investment objective. A Fund’s defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Fund may engage are identified and discussed in the SAI.

Percentage and Rating Limitations

The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.

Investment Not Guaranteed

Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Shareholder Reports

Each Fund’s fiscal year ends October 31. Each Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

67

MORE INFORMATION ABOUT THE FUNDS

Additional Information About the Investment Objectives

Each Fund’s investment objective, with the exception of ING International Small Cap Fund, ING International Value Fund, and ING Russia Fund, is non-fundamental and may be changed by a vote of the Fund’s Board, without shareholder approval. A Fund will provide 60 days’ prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Funds will achieve their respective investment objectives.

The investment objectives for ING International Small Cap Fund, ING International Value Fund, and ING Russia Fund are fundamental. Any change in these fundamental investment objectives requires shareholder approval.

Additional Information About Principal Investment Strategies

For a complete description of each Fund’s principal investment strategies, please see the Fund’s summary prospectus or the summary section of this Prospectus.

ING Global Bond Fund

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this investment policy.

The Fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The Fund may hedge its exposure to securities denominated in foreign currencies. The Fund may also borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). This investment technique is known as “leveraging.”

The Fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies.

The Fund may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of ING Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the Fund may invest a portion of its assets in high-yield debt securities rated below investment-grade (“junk bonds”), the Fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration of the Fund will generally range between two and nine years. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument ( e.g .., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the fixed-income instrument prices. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.

The Fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others, to seek to enhance return, to hedge some of the risks of its investments in fixed-income securities, or as a substitute for a position in an underlying asset. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements).

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act.

68

MORE INFORMATION ABOUT THE FUNDS  (continued)

The investment process focuses on allocating assets among various sectors of the global bond markets and buying bonds at a discount to their intrinsic value. The sub-adviser (“Sub-Adviser”) utilizes proprietary quantitative techniques to identify bonds or sectors that are cheap relative to other bonds or sectors based on their historical price relationships. Teams of asset specialists use this relative value analysis to guide them in the security selection process.

The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

Additional Information About the Weighted Average Quality Rating

For purposes of calculating the portfolio’s weighted average quality rating, the Sub-Adviser assigns a value to each security held by the Fund based on ratings obtained from two independent rating agencies and calculates a weighted average quality rating for the Fund’s portfolio. In the case of unrated securities, the Sub-Adviser assigns the lowest value to those securities. If independent rating agencies assign different ratings to the same security, the Sub-Adviser will use the lowest rating received from the independent rating agencies for purposes of determining the security’s credit quality.

Reference to a weighted average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category. The percentage of the Fund’s assets invested in securities in a particular rating category will vary.

Additional Information About the Risks

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the Adviser or sub-adviser can decide whether to use them. The Funds may invest in these securities or use these techniques as part of the Funds’ principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Funds’ principal investment strategies.

The discussions below expand on the risks included in a Fund’s summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

Call.  During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income.

Commodities.  The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Company.  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

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Concentration in Natural Resources Industry.  As a result of a fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, a fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, a fund could underperform funds that have greater industry diversification. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.

Concentration in Real Estate Industry.  As a result of a fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, a fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, a fund could underperform funds that have greater industry diversification. When a fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.

Convertible Securities.  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a fund could lose money. A fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the fund’s returns.

Credit.  Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers’ long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.

Credit Default Swaps.  A fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, a fund pays a fee to protect against the risk that a security held by the fund will default. As a seller of the swap, a fund receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are largely unregulated and susceptible to liquidity, credit, and counterparty risks.

Currency.  To the extent that a fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund’s investments in foreign currency or foreign currency-denominated securities may reduce the value of the fund’s assets.

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Derivative Instruments.  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a fund and reduce its returns. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a fund’s assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the fund; thus exaggerating any increase or decrease in the net asset value of the fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability to perform its obligations and further that any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A fund’s adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a fund.

Dividend.  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Focused Investing.  To the extent that a fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. A fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the fund to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments/Developing and Emerging Markets.  To the extent a fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security.

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.

Growth Investing.  Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock

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MORE INFORMATION ABOUT THE FUNDS  (continued) prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

High-Yield Securities.  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.

Initial Public Offerings.  Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs or that IPOs in which the fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When a fund’s asset base is small, the impact of such investments on the fund’s return will be magnified. If a fund’s assets grow, it is likely that the effect of the fund’s investment in IPOs on the fund’s return will decline.

Interest in Loans.  The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate.  With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Investment Model.  The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Issuer Non-Diversification.  In some cases, a fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.” Even though classified as non-diversified, a fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.

Leverage.  Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, among others: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also create leveraging risk. The use of leverage may exaggerate any increase or decrease in the net asset value of a fund. The use of leverage may increase a fund’s expenses and increase the impact of the fund’s other risks. To mitigate leveraging risk, a fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a fund to be more volatile than if the fund had not been leveraged.

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Liquidity.  If a security is illiquid, the adviser or sub-adviser might be unable to sell the security at a time when a fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund could realize upon disposition. A fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Market.  Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which a fund invests. Rather, the market could favor securities to which a fund is not exposed or may not favor equities at all.

Market Capitalization.  Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mortgage- and/or Asset-Backed Securities.  Defaults on or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Municipal Obligations.  The municipal market in which a fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.

Other Investment Companies.  The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the fund.

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Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Over-the-Counter Investments.  Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose a fund to counterparty risk.

Prepayment and Extension.  Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a fund later than expected, which may decrease the value of the obligation and prevent the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Real Estate Companies and Real Estate Investment Trusts (“REITs”).  Investing in real estate companies and REITs may subject the fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

Russian Companies.  Many investments in Russian companies should be considered highly speculative and involve significant risks and special considerations not typically associated with investing in U.S. securities, including:

  the risk of nationalization or expropriation of assets or confiscatory taxation, which may involve the risk of total loss of investments;
  greater social, economic and political uncertainty in general (including the risk of regional wars);
  the risk that a fund may be unable to establish appropriate custody and securities registration arrangements in certain Russian Region countries, thereby potentially limiting the range of countries in which the fund may invest;
  delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody;
  risks in connection with the maintenance of a fund’s portfolio securities and cash with foreign subcustodians and securities depositories;
  the risk that it may be more difficult or problematic to obtain and/or enforce a legal judgment;
  the negative effects of public corruption and crime;
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  greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets and traded securities;
  currency exchange rate volatility and the lack of available currency hedging instruments;
  higher rates of inflation (including the risk of social unrest);
  the risk that, by possibly investing significantly in certain multi-industry sectors, a fund may be affected more by any single economic, political or regulatory development relating to a specific sector;
  controls on foreign investment and local practices disfavoring investors in general and/or foreign investors in particular, and limitation on repatriation of invested capital, profits and dividends, and a fund’s ability to exchange local currency for U.S. currency;
  the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented to date and to instead follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries to the detriment of other sectors or investors or a return to the centrally-planned economy that previously existed;
  the financial condition of Russian companies, including large amounts of inter-company debt, the lack of transparency, and/or proper financial reporting based on international accounting standards, and the fact that Russian companies may be smaller, less seasoned, and less experienced in financial reporting and management in general;
  the risk that dividends will be withheld at the source;
  Russia’s dependence on exports and the corresponding importance of international trade, and the prospect of declining currency earnings and reserves and devaluation pressures on the ruble’s exchange rate;
  the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation;
  the fact that statistical information may be inaccurate or not comparable to statistical information regarding the United States or other economies;
  less extensive regulation of the securities markets than is the case for other countries;
  the risks associated with the difficulties that may occur in pricing a fund’s securities;
  possible difficulty in identifying a purchaser of a fund’s securities due to the undeveloped nature of the securities markets; and
  the risk of lawsuits on government intervention arising from restrictive regulations and practices with respect to foreign investment in certain industries.

Securities Lending.  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

To generate additional income, a fund may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a fund will receive cash or U.S. government securities as collateral.

When a fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A fund will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.

A fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a fund will be protected to the extent the fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.

Small-Capitalization Company.  Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.

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Sovereign Debt.  These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

Value Investing.  Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities a fund holds may not reach their full values. A particular risk of a fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a fund’s relative performance may suffer.

Additional Risks

The discussion below also includes risks that are not considered to be principal risks of a Fund, but are considered to be relevant to each Fund.

Counterparty.  The entity with which a fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Duration.  One measure of risk for fixed-income securities is duration. Duration measures the sensitivity of a bond’s price to interest rate movements and is one of the tools used by a portfolio manager in selection of fixed-income securities. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond’s price to changes in interest rates, otherwise known as a bond’s interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

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MORE INFORMATION ABOUT THE FUNDS  (continued)

Increase in Expenses.  Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund’s Annual Fund Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the fund’s assets decrease. The fund’s assets may decrease and fund expense ratios increase for many reasons, including volatility in the fund’s net asset value caused by volatility in the secondary markets for assets in which the fund invests.

Investment by Other Funds.  Various other mutual funds and/or funds-of-funds, including some ING funds, may invest in a fund. If investments by these other funds result in large inflows or outflows of cash from the fund, the fund’s performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a fund and funds-of-funds as a result of these transactions.

Manager.  A fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager’s value approach may be different from another, and one manager’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

77

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information

A description of each Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

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MANAGEMENT OF THE FUNDS

The Investment Adviser

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments oversees all investment advisory and portfolio management services for the Funds. ING Investments is registered with the SEC as an investment adviser.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreements for the Funds provide that they will terminate automatically in the event of their assignment, which would occur upon a transfer of a controlling block of the shares of the Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new investment advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business.Currently, the Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Funds.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Adviser, by U.S., European, and other authorities may negatively affect ING U.S. and the Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Adviser, could be imposed under U.S., European, or other laws or regulations as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Adviser have no control.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2012, ING Investments managed approximately $46.2 billion in assets.

Management Fees

The Adviser receives an annual fee for its advisory services to the Funds payable in monthly installments based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund’s average daily net assets.

Management Fees
ING Emerging Markets Equity Dividend Fund	1.15%
ING Emerging Markets Equity Fund	1.00%
ING Global Bond Fund	0.40%
ING Global Equity Dividend Fund	0.70%
ING Global Natural Resources Fund	0.87%

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MANAGEMENT OF THE FUNDS  (continued)
Management Fees
ING Global Opportunities Fund	0.90%
ING Global Real Estate Fund	0.71%
ING International Core Fund	0.75%
ING International Growth Fund	0.75%
ING International Real Estate Fund	0.95%
ING International Small Cap Fund	1.00%
ING International Value Choice Fund	1.00%
ING International Value Equity Fund	0.88%
ING International Value Fund	1.00%
ING Russia Fund	1.25%

For information regarding the basis for the Boards’ approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Funds’ (except for the approval of the investment sub-advisory relationships for ING Emerging Markets Equity Dividend Fund, ING International Value Choice Fund, and ING International Value Equity Fund) unaudited semi-annual shareholder report dated April 30, 2012 and the unaudited semi-annual shareholder report to be dated April 30, 2013. In addition, for information regarding the basis for the Board’s approval of the investment sub-advisory relationships for ING Emerging Markets Equity Dividend Fund, ING International Value Choice Fund and ING International Value Equity Fund, please refer to these Funds’ annual shareholder report dated October 31, 2012.

The Sub-Advisers and Portfolio Managers

The Adviser has engaged a sub-adviser or sub-advisers to provide the day-to-day management of each Fund’s portfolio. Some, but not all, of these sub-advisers are affiliates of ING Investments.

The Adviser acts as a “manager-of-managers” for the Funds (except ING Global Equity Dividend Fund and ING Russia Fund) (collectively, “Manager-of-Managers Funds”). The Adviser delegates to the sub-advisers of the Manager-of-Managers Funds the responsibility for investment management, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the sub-advisers of the Manager-of-Managers Funds.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to the Manager-of-Managers Funds’ Board. It is not expected that ING Investments would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Manager-of-Managers Funds and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of the Manager-of-Managers Funds’ Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Manager-of-Managers Funds’ shareholders. The Manager-of-Managers Funds will notify shareholders of any change in the identity of a sub-adviser of the Manager-of-Managers Funds, the addition of a sub-adviser to the Manager-of-Managers Funds, or any change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Manager-of-Managers Funds and their investment strategies may also change.

Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Fund.

ING Global Real Estate Fund and ING International Real Estate Fund

CBRE Clarion Securities LLC

CBRE Clarion Securities LLC (“CBRE Clarion” or “Sub-Adviser”), whose predecessor firm was founded in 1969, is a Delaware limited liability company and is registered with the SEC as an investment adviser. CBRE Clarion is a unit of CBRE Global Investors, the independently-operated real estate investment management business of CBRE Group, Inc., (“CBRE”) a Fortune 500 and S&P 500 company headquartered in Los Angeles, CA. CBRE Clarion is in the business of providing investment advice to institutional and individual client accounts. The principal address of CBRE Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. As of December 31, 2012, CBRE Clarion had approximately $24 billion in assets under management.

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MANAGEMENT OF THE FUNDS  (continued)

CBRE Clarion is an indirect majority owned subsidiary of CBRE. Prior to July 1, 2011, CBRE Clarion was owned by ING Groep N.V., the indirect parent of the Adviser.

The Fund’s investment objective or principal investment strategies did not change as a result of the transaction in which CBRE acquired CBRE Clarion.

The following individuals are jointly responsible for the day-to-day management of ING Global Real Estate Fund and ING International Real Estate Fund.

T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, joined CBRE Clarion in 1991.

Steven D. Burton, Managing Director and Co-Chief Investment Officer, joined CBRE Clarion in 1995.

Joseph P. Smith, Managing Director and Co-Chief Investment Officer, joined CBRE Clarion in 1997.

ING Emerging Markets Equity Dividend Fund, ING Global Equity Dividend Fund, ING Global Opportunities Fund, and ING Russia Fund

ING Investment Management Advisors B.V.

ING Investment Management Advisors B.V. (“IIMA” or “Sub-Adviser”) is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities in Canada and United States. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of IIMA is Schenkkade 65, 2595 AS, The Hague, The Netherlands. As of December 31, 2012, IIMA had approximately $3.7 billion in assets under management. IIMA operates under the collective management of ING Investment Management Europe (“IIM Europe”) which, as of December 31, 2012, had approximately $242.4 billion in assets under management.

ING Emerging Markets Equity Dividend Fund

The following individuals are jointly responsible for the day-to-day management of ING Emerging Markets Equity Dividend Fund.

Robert Davis, Portfolio Manager, is a Senior Emerging Markets Investment Analyst with the Global Research Team. Mr. Davis specializes in the telecommunications sector. He joined IIMA in 2011 and prior to that he was with a boutique broker, Bryan Garnier from 2007 to 2011. Prior to that, he was with Lehman Brothers’ from 2000 to 2007.

Nicolas Simar, Portfolio Manager, is Head of the Value team in the Equity investments department and is responsible for the value strategies. Mr. Simar also manages the Euro High Dividend strategy. He started his career at the Banque Bruxelles Lambert Asset Management in 1996 (now part of ING) as an investment manager of fixed-income.

Manu Vandenbulck, Portfolio Manager, is lead Investment Manager of the Emerging Markets High Dividend Strategy. Mr. Vandenbulck co-manages the Europe High Dividend Strategy (focusing on the non-euro zone countries) and assist in managing the Euro High Dividend Strategy. He joined IIMA in 2001.

Historical adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
11/15/12	ING Emerging Markets Equity Dividend Fund	ING Investment Management Advisors B.V.*
Since Inception	ING Greater China Fund	ING Investment Management Asia/Pacific (Hong Kong) Limited

*	The Sub-Adviser change resulted in a corresponding change to the Fund’s name, investment objective, and principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.

ING Global Equity Dividend Fund

The following individuals are jointly responsible for the day-to-day management of ING Global Equity Dividend Fund.

Nicolas Simar, Portfolio Manager, is Head of the Value team in the Equity investments department and is responsible for the value strategies. Mr. Simar also manages the Euro High Dividend strategy. He started his career at the Banque Bruxelles Lambert Asset Management in 1996 (now part of ING) as an investment manager of fixed-income.

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MANAGEMENT OF THE FUNDS  (continued)

Herman Klein, Senior Portfolio Manager, joined IIMA in 2001. Prior to this position, Mr. Klein was a senior investment analyst in the developed markets industrials and materials team, where he was responsible for covering electricals, conglomerates, aerospace, and defense companies globally. In this function, he co-managed the ING Industrials Fund. Before joining IIMA, he worked for Fortis as an analyst and at KBW Wesselius Effectenbank as head of research.

Bruno Springael, head of corporate analytics for developed markets and Senior Investment Manager, global high dividend, joined Banque Bruxelles Lambert Asset Management in 1987 (now part of ING). Before becoming head of corporate analytics, he was deputy head of equity investments and head of the global sectors team for IIMA since July of 2005.

ING Global Opportunities Fund

The following individuals are jointly responsible for the day-to-day management of ING Global Opportunities Fund.

Dirk-Jan Verzuu, Senior Portfolio Manager, equities, joined IIMA in 1997 as a portfolio manager. He is currently senior portfolio manager in the opportunities strategies team. Within the team, Mr. Verzuu is responsible for the European growth product and additionally operates as a dedicated sales specialist for the global opportunities strategy. Mr. Verzuu holds an RBA degree (registered investment analyst).

Huub van der Riet, Senior Portfolio Manager and head of sector funds, joined IIMA in 2001. Prior to that, Mr. van der Riet he worked at Aegon Asset Management (1998 - 2001) as a portfolio manager for European equities. Before that he worked at ABN AMRO Asset Management (1995 -1998) as a commercial/investment analyst.

Alex van der Laan, CFA, is a Senior Investment Analyst in the global emerging markets corporate analytics team, covering the consumer sectors (equity and credits). He joined IIMA in 1999 as a sector specialist in the financials team where he focused on Asian banks and diversified financials. Prior to that Mr. van der Laan was involved in corporate bond sales at ABN AMRO (1998 - 1999).

Historical adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
06/30/10	ING Global Opportunities Fund	ING Investment Management Advisors B.V.*
06/15/08	No change	Artio Global Management LLC
Since Inception	No change	Julius Baer Investment Management LLC

*	Change in principal investment strategies and sub-adviser. Performance prior to this effective date is attributable to the previous sub-adviser.

ING Russia Fund

The following individuals are jointly responsible for the day-to-day management of ING Russia Fund.

Angus Alexander Robertson, Portfolio Manager, joined IIMA in January 2008. Previously, he was a performance analyst at Barclays Global Investors from May 2000 - May 2001. In May 2001, Mr. Robertson began working as an investment analyst and trainee fund manager at Morley Fund Management. In June 2005, Mr. Robertson began working as a portfolio manager at AIG Investments, where he was responsible for the AIG Emerging Europe Equity Fund.

Nathan Griffiths, CFA, Portfolio Manager, joined ING IM in 2011. Prior to that, Mr. Griffiths was a director at Baring Asset Management from 2007 to 2011, the last 3 years of which were spent co-managing the international equity funds. Before that he was responsible for the Pan-European energy, materials, and utilities sectors and managed the European institutional funds.

ING Global Bond Fund, ING Global Natural Resources Fund, ING International Value Choice Fund, and ING International Value Equity Fund

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

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MANAGEMENT OF THE FUNDS  (continued)

ING Global Bond Fund

The following individuals are jointly responsible for the day-to-day management of ING Global Bond Fund.

Christine Hurtsellers, CFA, Portfolio Manager, has been with ING IM since 2005 and leads the fixed-income business for ING IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.

Michael Mata, Portfolio Manager, joined ING IM in 2004, and is head of multi-sector fixed-income strategies for the ING IM fixed-income group, that includes our U.S. core, core plus, and global bond strategies. Prior to joining ING IM, Mr. Mata was employed by Putnam Investments, where he was the senior risk manager for fixed-income portfolios. His previous experience includes risk management for fixed-income derivative and bond arbitrage trading at Lehman Brothers.

Robert Robis, CFA, Portfolio Manager, is head of fixed-income macro strategies for ING IM. In this role, Mr. Robis is responsible for contributing to strategy-setting across global rates, sectors, and currencies. Prior to joining ING IM in 2011, Mr. Robis was the senior fixed-income portfolio manager and global macro strategist at Oppenheimer Funds Inc. from 2005 to 2010. He began his career in 1995 with The Bank Credit Analyst Research Group.

ING Global Natural Resources Fund

The following individuals are jointly responsible for the day-to-day management of ING Global Natural Resources Fund.

Joseph Basset, CFA, Portfolio Manager, joined ING IM in June 2005. Prior to joining ING IM, Mr. Basset had been employed by Banc One since 1998 where he covered semiconductor, information technology and communications equipment companies and was an analyst for the One Group Technology Fund.

John Bailey, Portfolio Manager and Senior Research Analyst for ING IM, is responsible for covering the natural resources sector. Mr. Bailey joined ING IM in 2011. Prior to joining ING IM, he was founder, managing partner, and portfolio manager at 1859 Partners LLC beginning in 2009. From 2006 to 2009, Mr. Bailey was a portfolio manager at Carlyle Blue Wave Partners L.P. and from 2004 to 2006 he was a consultant and vice president at the Amaranth Group L.L.C. Mr. Bailey began his career with the Federal Reserve Bank of New York as a research associate in the bank supervision division.

James Swain, CFA, Portfolio Manager, is on the global natural resource strategies team. He joined ING IM in 2002. Prior to that he worked as a high-yield bond analyst with Strong Capital Management. Prior to that he was a bank examiner with the FDIC.

Historical adviser/name and strategies information:
Effective Date	Fund Name	Adviser/Sub-Adviser
10/09/06	ING Global Natural Resources Fund*	No change
03/01/02	ING Precious Metals Fund*	ING Investment Management Co. LLC
02/28/01	Pilgrim Precious Metals Fund*	No change
07/28/00	Pilgrim Gold Fund*	No change
Prior to 7/28/00	Lexington Gold Fund	Lexington Management Corp.

*	Change resulted in a corresponding change to principal investment strategies.

ING International Value Choice Fund

The following individuals are jointly responsible for the day-to-day management of ING International Value Choice Fund. Mr. Jansen is primarily responsible for making investment decisions on behalf of the Fund. Mr. Rabinowitz and Mr. Vultaggio support Mr. Jansen and assist in the management of the Fund.

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MANAGEMENT OF THE FUNDS  (continued)

Martin Jansen, Portfolio Manager, has primary responsibility for international equities. Mr. Jansen was previously responsible for managing the transition of the U.S. equity trading facility and U.S. equity assets from ING Investment Management The Hague to ING IM. He joined ING in 1997 as senior manager to co-manage U.S. equity portfolios and was named head of the U.S. equity team in 1999. Prior to joining ING, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

Joseph Vultaggio, Portfolio Manager, joined ING IM in 1994. Mr. Vultaggio is responsible for the European Markets.

David Rabinowitz, Portfolio Manager, joined ING IM in January 2008 as the director of equity research and senior sector analyst covering the consumer staples sector. He was employed by JPMorgan from May 2002 to November 2007 where he held several equity leadership positions. Most recently, he served as director of emerging markets equity research, and before that, was the director of global sector research. Previously, he was a global consumer strategist at UBS Warburg and prior to that, he was a U.S. equity analyst for Smith Barney and Sanford C. Bernstein & Company.

Historical adviser/name and strategies information:
Effective Date	Fund Name	Adviser/Sub-Adviser
11/30/12	No change	ING Investment Management Co. LLC*
04/24/06	No change	Tradewinds Global Investors, LLC.**
Since Inception	ING International Value Choice Fund	NWQ Investment Management Company, LLC

*	The Sub-Adviser change resulted in a corresponding change to the Fund’s principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.

**	The name of the Sub-Adviser changed.

ING International Value Equity Fund

The following individuals are jointly responsible for the day-to-day management of ING International Value Equity Fund. Mr. Jansen is primarily responsible for making investment decisions on behalf of the Fund. Mr. Rabinowitz and Mr. Vultaggio support Mr. Jansen and assist in the management of the Fund.

Martin Jansen, Portfolio Manager, has primary responsibility for international equities. Mr. Jansen was previously responsible for managing the transition of the U.S. equity trading facility and U.S. equity assets from ING Investment Management The Hague to ING IM. He joined ING in 1997 as senior manager to co-manage U.S. equity portfolios and was named head of the U.S. equity team in 1999. Prior to joining ING, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

Joseph Vultaggio, Portfolio Manager, joined ING IM in 1994. Mr. Vultaggio is responsible for the European Markets.

David Rabinowitz, Portfolio Manager, joined ING IM in January 2008 as the director of equity research and senior sector analyst covering the consumer staples sector. He was employed by JPMorgan from May 2002 to November 2007 where he held several equity leadership positions. Most recently, he served as director of emerging markets equity research, and before that, was the director of global sector research. Previously, he was a global consumer strategist at UBS Warburg and prior to that, he was a U.S. equity analyst for Smith Barney and Sanford C. Bernstein & Company.

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MANAGEMENT OF THE FUNDS  (continued)
Historical adviser/name and strategies information:
Effective Date	Fund Name	Adviser/Sub-Adviser
11/30/12	ING International Value Equity Fund	ING Investment Management Co. LLC*
04/24/06	ING Global Value Choice Fund	Tradewinds Global Investors, LLC.**
02/01/05	ING Global Value Choice Fund	NWQ Investment Management Company, LLC***
08/01/03	No Change	ING Investment Management Co. LLC****
10/01/00	ING Worldwide Growth Fund	ING Investments, LLC
*	The Sub-Adviser change resulted in a corresponding change to the Fund’s principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.
**	The name of the Sub-Adviser changed.
***	The Sub-Adviser change resulted in a corresponding change to the Fund’s principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.
****	ING Investments, LLC, the Fund’s investment adviser, directly managed the Fund until August 3, 2003, when ING Investment Management Co. LLC began serving as the Fund’s Sub-Adviser.

ING International Small Cap Fund

The Multi-Manager Approach

Acadian Asset Management LLC and Schroder Investment Management North America Inc. are the sub-advisers of ING International Small Cap Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

ING Investments will determine what it believes to be the optimal allocation of the assets under management between the two sub-advisers. Subsequent inflows and outflows will be allocated between the two sub-advisers to maintain this allocation.

Acadian Asset Management LLC

Acadian Asset Management LLC (“Acadian” or “Sub-Adviser”), is a registered investment adviser and a subsidiary of Old Mutual Asset Managers (US) LLC which is ultimately owned by Old Mutual plc.

Acadian is a Boston-based investment management firm specializing in active global and international equity strategies. Acadian was founded in 1986 and over the last two decades the firm has served some of the world’s largest and most sophisticated fund sponsors. Acadian invests on behalf of major pension funds, endowments, foundations and other institutions based in the United States and abroad.

Acadian employs a quantitative, active, bottom-up investment process that combines stock and region/industry group valuation to arrive at a return forecast for each of the 40,000 securities in its global universe. Their investment philosophy is that markets are inefficient, creating discrepancies between a stock’s intrinsic value and its market price, and that disciplined valuation techniques applied to a very broad universe of stocks can identify undervalued securities that are likely to rise in price.

The principal address of Acadian is 260 Franklin Street, Boston, MA 02110. As of December 31, 2012, Acadian had assets under management of approximately $51.9 billion.

The following individuals are jointly responsible for the day-to-day management of ING International Small Cap Fund’s assets allocated to Acadian.

John R. Chisholm, CFA, Executive Vice President, and Chief Investment Officer, joined Acadian in July 1987. He oversees Acadian’s investment process and investment team, and manages Acadian portfolios and directs research.

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MANAGEMENT OF THE FUNDS  (continued)

Constantine P. Papageorgiou, Ph.D., CFA, Senior Vice President, and Senior Portfolio Manager, joined Acadian in August 2006 and is a member of the research and portfolio management team, where he contributes to improving investment processes, portfolio management, and supporting marketing and client service. His research focus at Acadian spans areas such as applications of machine learning and pattern recognition technologies, and frontier markets investing.

Brian K. Wolahan, CFA, Senior Vice President, and Director, Portfolio Management, joined Acadian in March 1990. In addition to his role as Senior Portfolio Manager, he has oversight of portfolio management policy.

Patrick J. McCafferty, CFA, Senior Vice President and Portfolio Manager, joined Acadian in March 2004. As a member of the portfolio management team, he contributes to improving the investment process, manages portfolios, and supports marketing and client service efforts.

Schroder Investment Management North America Inc.

Schroder Investment Management North America Inc. (“Schroders” or “Sub-Adviser”) is a registered investment adviser and is part of a worldwide group of financial services companies. Schroders currently serves as an investment adviser to other mutual funds and a broad range of institutional investors. The principal address of Schroders is 875 Third Avenue, 22nd Floor, New York, New York 10022. Schroders has engaged Schroder Investment Management North America Ltd., 31 Gresham Street, London, EC2V 7QA, England, to manage the Fund’s investments. As of September 30, 2012, Schroders, together with its affiliated companies, managed approximately $327.4 billion in assets. Schroders plc., organized in 1804, is the ultimate parent of Schroders.

The Schroder International Smallcap Investment Committee is responsible for the management of the assets of the Fund allocated to Schroders. The Committee, composed of senior small-cap specialists, determines the country allocation and stock selection is primarily the responsibility of senior regional small-cap portfolio managers.

The following individual is responsible for the day-to-day management of ING International Small Cap Fund’s assets allocated to Schroders.

Matthew Dobbs, Chair of the Schroder International Smallcap Investment Committee and Portfolio Manager, joined the Schroders organization in 1981. He is head of global small cap equities and a consultant to the global/EAFE equity team.

Historical adviser/name and strategies information:
Effective Date	Fund Name	Adviser/Sub-Adviser
02/29/12	ING International SmallCap Fund	no change
02/26/10	No change	Batterymarch was removed*
12/17/07	ING International SmallCap Multi-Manager Fund	Schroders was added*
11/01/06	No change	Batterymarch was added*
03/01/05	No change	Acadian**
05/24/99	No change	ING Investments, LLC*
Prior to 5/24/99	ING International SmallCap Fund	Nicholas-Applegate Capital Management

*	Change resulted in a corresponding change to principal investment strategies.

**	Performance prior to the effective date is attributable to the previous adviser/sub-adviser.

ING International Growth Fund

The Multi-Manager Approach

Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc. are the sub-advisers of ING International Growth Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

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MANAGEMENT OF THE FUNDS  (continued)

ING Investments will determine what it believes to be the optimal allocation of the assets under management between the two sub-advisers. Subsequent inflows and outflows will be allocated between the two sub-advisers to maintain this allocation.

Baillie Gifford Overseas Limited

Baillie Gifford Overseas Limited (“BG Overseas” or “Sub-Adviser”) is a wholly-owned subsidiary of Baillie Gifford & Co., a Scottish investment company. Founded in 1908, Baillie Gifford & Co. manages money primarily for institutional clients. It is one of the largest independently owned investment management firms in the United Kingdom which, as of December 31, 2012 had approximately $138.1 million in assets under management. The principal address of BG Overseas is Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland. As of December 31, 2012, BG Overseas had assets under management of over $84.5 million.

The following individuals are jointly responsible for the day-to-day management of ING International Growth Fund’s assets allocated to BG Overseas.

Gerard Callahan, Portfolio Manager, is head of the UK equity team and is a partner of Baillie Gifford & Co. where he has worked since 1991.

Iain Campbell is a Portfolio Manager on the developed Asia equity team. Before joining Baillie Gifford in 2004, he worked for Goldman Sachs from 2000 to 2002 in the investment banking division.

Joe Faraday, CFA, is a Portfolio Manager on the emerging markets equity team. He joined Baillie Gifford in 2002 and has prior worked on the European, North American, and developed Asian equity teams.

Paul Faulkner, CFA, is a Portfolio Manager on the European equity team. He joined Baillie Gifford in 2000.

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Sub-Adviser”) was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2012, the firm and its affiliates managed over $576.8 billion in assets.

T. Rowe Price has entered into an agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price International Ltd. (“TRPI Ltd”), an affiliated investment adviser. The principal address of TRPI Ltd is 60 Queen Victoria Street, London, EC4N 4TZ, United Kingdom.

T. Rowe Price has entered into an agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price Singapore Private Ltd. (“TRP - Singapore”), an affiliated investment adviser licensed by the Monetary Authority in Singapore. The principal address of TRP - Singapore is No. 290 Orchard Road #14-04, Paragon, Singapore 238859.

The following individual is responsible for the day-to-day management of ING International Growth Fund’s assets allocated to T. Rowe Price.

Robert W. Smith, Chairman, joined T. Rowe Price Price in 1992 and his investment experience dates from 1987. He joined T. Rowe Price International and has been chairman of the committe since then.

ING International Value Fund

The Multi-Manager Approach

Brandes Investment Partners, L.P., del Rey Global Investors, LLC, and ING Investment Management Co. LLC are the sub-advisers for ING International Value Fund. The allocation of the Fund’s assets among the three sub-advisers is: 25% Brandes; 25% del Rey; and 50% ING IM. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund’s assets among the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

ING Investments will determine what it believes to be the optimal allocation of the assets under management between the three sub-advisers.

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MANAGEMENT OF THE FUNDS  (continued)

Brandes Investment Partners, L.P.

Brandes Investment Partners, L.P. (“Brandes” or “Sub-Adviser”) was founded in 1974 and is an investment advisory firm currently with 64 investment professionals. Brandes uses a value-oriented approach in managing equity investments, seeking to build wealth by buying high quality, undervalued stocks. The principal address of Brandes is 11988 El Camino Real, Suite 600, San Diego, California 92130. As of December 31, 2012, Brandes managed over $27.2 billion in assets.

Brandes’ International Large Cap Investment Committee is jointly responsible for the day-to-day management of ING International Value Fund’s asset allocated to Brandes. The Investment Oversight Committee monitors Brandes’ investment process and establishes broad standards and practices to be followed by each of Brandes’ Investment Committees. The Fund is team-managed by the International Large Cap Investment Committee whose members are senior portfolio management professionals. The five voting members of the International Large Cap Investment Committee are listed below.

Brent V. Woods, CFA, Managing Director, Investments, is a member of the firm’s Executive Committee. In his role as managing director, investments, Mr. Woods has responsibility for the securities research efforts of the firm. In addition, Mr. Woods is a voting member of the International Large Cap Investment Committee. Prior to joining Brandes, he worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions. Mr. Woods joined Brandes in 1995.

Amelia Maccoun Morris, CFA, Director, Investments. Ms. Morris is responsible for overseeing and directing equity research activities in the telecommunications, media, and consumer sectors. In addition, she contributes to the investment process as a voting member of the International Large Cap Investment Committee. Prior to joining Brandes, she worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank. Ms. Morris joined Brandes in 1998.

Jeffrey Germain, CFA, Senior Analyst. Mr. Germain is an analyst on the basic materials team. He is a voting member of the International Large Cap Investment Committee. Prior to joining Brandes, he was a financial analyst at a major publishing company and prior to that he managed the financial and operational functions for a family business in the travel industry. Mr. Germain joined Brandes in 2001.

Luiz Sauerbronn, Director, Investments, joined Brandes in 2001. Mr. Sauerbronn is an analyst on the Industrials Research Team. He is voting member of the firm’s International Large Cap Investment Committee and the Small Cap Investment Committee. He is responsible for fundamental research on companies in the engineering, electrical equipment, construction and building materials industries on a global basis. Mr. Sauerbronn is also a member of the firm’s Corporate Governance Committee, which establishes proxy voting policies and provides assistance to the firm’s research teams and investment committees on controversial corporate governance issues.

Shingo Omura, CFA, Senior Analyst, joined Brandes in 2005. Mr. Omura is an analyst on the Technology and Health Research Team. He is also a member of the Product Coordination Team for the International Large Cap Investment Committee, serving as the primary Product Coordinator for the Japan Equity product. In addition, Mr. Omura is a member of the firm’s Corporate Governance Committee which establishes proxy voting policies and provides assistance to the firm’s research teams and investment committees on controversial corporate governance issues. Before joining Brandes, he worked as a sell-side research analyst (as a member of both the Basic Materials and Utilities Teams) in Japan.

del Rey Global Investors, LLC

del Rey Global Investors, LLC (“del Rey” or “Sub-Adviser”), is a registered investment adviser focusing on international and global large cap investing. The principal address of del Rey is 6701 Center Drive West, Suite 655, Los Angeles, CA 90045. As of December 31, 2012, del Rey had approximately $2.3 billion in assets under management.

The following individual is responsible for the day-to-day management of ING International Value Fund’s assets allocated to del Rey.

Paul J. Hechmer, Portfolio Manager, co-founded del Rey in September 2009 and serves as Chief Investment Officer. From 2006 to 2009, Mr. Hechmer was executive managing director and lead portfolio manager for Tradewinds Global Investors, and prior to that he served as executive managing director and lead portfolio manager at NWQ Investment Management Company, LLC and at Palley-Needleman Asset Management.

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MANAGEMENT OF THE FUNDS  (continued)

ING Investment Management Co. LLC

ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING International Value Fund’s assets allocated to ING IM. Mr. Jansen is primarily responsible for making investment decisions on behalf of the Fund. Mr. Rabinowitz and Mr. Vultaggio support Mr. Jansen and assist in the management of the Fund.

Martin Jansen, Portfolio Manager, has primary responsibility for international equities. Mr. Jansen was previously responsible for managing the transition of the U.S. equity trading facility and U.S. equity assets from ING Investment Management The Hague to ING IM. He joined ING in 1997 as senior manager to co-manage U.S. equity portfolios and was named head of the U.S. equity team in 1999. Prior to joining ING, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

David Rabinowitz, Portfolio Manager, joined ING IM in January 2008 as the director of equity research and senior sector analyst covering the consumer staples sector. He was employed by JPMorgan from May 2002 to November 2007 where he held several equity leadership positions. Most recently, he served as director of emerging markets equity research, and before that, was the director of global sector research. Previously, he was a global consumer strategist at UBS Warburg and prior to that, he was a U.S. equity analyst for Smith Barney and Sanford C. Bernstein & Company.

Joseph Vultaggio, Portfolio Manager, joined ING IM in 1994. Mr. Vultaggio is responsible for the European Markets.

With respect to ING International Value Fund, the Adviser may, from time to time, obtain from each of the following ING IM affiliates investment advice, including factual information, research reports, investment recommendations and trading services and to grant to one or more of the ING IM affiliates investment management authority if the Adviser believes that doing so would benefit the Fund. Each ING IM affiliate set forth below is a registered investment adviser and an indirect wholly-owned subsidiary of ING Groep:

ING Investment Management Advisors B.V.

ING Investment Management Advisors B.V. (“IIMA” or “Sub-Adviser”) is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities in Canada and United States. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of IIMA is Schenkkade 65, 2595 AS, The Hague, The Netherlands. As of December 31, 2012, IIMA had approximately $3.7 billion in assets under management. IIMA operates under the collective management of ING Investment Management Europe (“IIM Europe”) which, as of December 31, 2012, had approximately $242.4 billion in assets under management.

ING Investment Management Asia Pacific (Hong Kong) Limited

ING Investment Management Asia Pacific (Hong Kong) Limited (“IIM Asia Pacific” or “Sub-Adviser”) is an indirect, wholly-owned subsidiary belonging to ING Groep. IIM Asia Pacific is registered with the SEC as an investment adviser. IIM Asia Pacific operates under the collective management of ING Investment Management (“IIM”). The principal address of IIM Asia Pacific is Level 81, International Commerce Centre, 1 Austin Road, West Kowloon, Hong Kong. As of December 31, 2012, IIM Asia Pacific had over $1.1 billion assets under management.

ING IM currently manages a separate sleeve of ING International Value Fund allocated to it by the Adviser. However, in the future, to pursue the Fund’s investment objective, the Adviser may, at its discretion, allocate a portion of the Fund’s assets to IIMA and/or IIM Asia Pacific for management, and may change the allocation of the Fund’s assets among all sub-advisers of the Fund.

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MANAGEMENT OF THE FUNDS  (continued)
Historical adviser/name and strategies information:
Effective Date	Fund Name	Adviser/Sub-Adviser
02/11/11	No change	ING Investment Management Asia/Pacific (Hong Kong) Limited*
02/11/11	No change	ING Investment Management Advisors B.V.*
02/11/11	No change	del Rey Global Investors, LLC**
10/27/08	No change	ING Investment Management Co. LLC**
Prior to 10/27/08	ING International Value Fund	Brandes Investment Partners, L.P.

*	Not currently managing any assets of the Fund as of the date of this prospectus.

**	Change resulted in a corresponding change to principal investment strategies.

ING Emerging Markets Equity Fund

The Multi-Manager Approach

Delaware Management Company and J.P. Morgan Investment Management Inc. are the sub-advisers of the Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

ING Investments will determine what it believes to be the optimal allocation of the assets under management between the two sub-advisers. Subsequent inflows and outflows will be allocated between the two sub-advisers to maintain this allocation.

Delaware Management Company

Delaware Management Company (“Delaware Management” or “Sub-Adviser”) is a series of Delaware Management Business Trust (“DMBT”), which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). Macquarie Group Limited, an Australian publicly held company (ASX: MQG), indirectly holds, through its subsidiaries, all of the voting equity of DMHI. DMBT is registered with the SEC as an investment adviser and its predecessors have advised publicly offered mutual funds since 1938. The principal address of Delaware Management is 2005 Market Street, Philadelphia, Pennsylvania 19103. As of December 31, 2012 DMHI and its subsidiaries managed $179.8 billion in assets under management.

The following individual is responsible for the day-to-day management of the Fund’s assets allocated to Delaware Management.

Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer-Emerging Markets and Healthcare, heads Delaware Management’s global emerging markets team. Prior to joining Delaware Management in September 2006, he spent nearly 11 years at Evergreen Investment Management Company.

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JPMorgan” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of JPMorgan is 270 Park Avenue, New York, New York 10017. As of December 31, 2012, JPMorgan and its affiliates had approximately $1.4 trillion in assets under management.

The following individuals are jointly responsible for the day-to-day management of the Fund’s assets allocated to JPMorgan.

George Iwanicki, Jr., Portfolio Manager and global macro strategist within the emerging markets equity team, has been at JPMorgan since 1992 and is responsible for global emerging markets portfolios and chairs the Asset Allocation Committee. Prior to this, he served several years as the U.S. economist as well as the North American representative in the firm’s macro research group (a trans-Atlantic team formed in 1995 to manage the global asset allocation process). Prior to joining the firm, he spent five years as an economist at Kidder, Peabody & Co., Inc.

Anuj Arora, Portfolio Manager, has been at JPMorgan since 2006 and is focused on portfolio construction and quantitative asset allocation for the global emerging markets. Prior to this, he was a quantitative analyst for Mesirow Financial and an analyst at Birkelbach Investment Securities.

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MANAGEMENT OF THE FUNDS  (continued)

ING International Core Fund

The Multi-Manager Approach

Thornburg Investment Management, Inc. and Wellington Management Company, LLP are the sub-advisers of ING International Core Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

ING Investments will determine what it believes to be the optimal allocation of the assets under management between the two sub-advisers. Subsequent inflows and outflows will be allocated between the two sub-advisers to maintain this allocation.

Thornburg Investment Management, Inc.

Thornburg Investment Management, Inc. (“Thornburg” or “Sub-Adviser”) was established in 1982 by Garrett Thornburg and is an employee-owned investment firm. The principal address of Thornburg is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. As of December 31, 2012, Thornburg had $84 billion in assets under management in fixed-income funds, equity mutual funds, and separate accounts for institutions and individuals.

The following individuals are jointly responsible for the day-to-day management of ING International Core Fund’s assets allocated to Thornburg.

William V. Fries, CFA, a Managing Director of Thornburg, joined Thornburg in May 1995. Prior to that, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company.

Wendy Trevisani, a Managing Director of Thornburg, joined Thornburg in 1999. Prior to that, Ms. Trevisani was an institutional sales and trading representative for Solomon Smith Barney in both New York City and London.

Lei Wang, CFA, a Managing Director of Thornburg, joined Thornburg in 2004. Prior to that, Mr. Wang was an associate for Deutsche Bank as well as Enso Capital Management. He has also worked as a bank supervision manager at China’s central bank.

Wellington Management Company, LLP

Wellington Management Company, LLP (“Wellington Management” or “Sub-Adviser”) is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. The principal address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. As of December 31, 2012, Wellington Management had investment management authority with respect to approximately $758 billion in assets.

The following individuals are jointly responsible for the day-to-day management of ING International Core Fund’s assets allocated to Wellington Management.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.

Tara Connolly Stilwell, CFA, Vice President and Equity Portfolio Manager of Wellington Management is involved in portfolio management and securities analysis. Ms. Stilwell joined Wellington Management as an investment professional in 2008. Prior to joining Wellington Management, Ms. Stilwell was an investment professional with Goldman Sachs Asset Management International (1997 - 2007).

Additional Information Regarding the Portfolio Managers

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Funds.

Composite of Substantially Similar Managed Accounts and Funds

The tables below are designed to show the performance, over various periods in the past, of a composite of all substantially similar accounts and funds that are advised or sub-advised by IIMA, Delaware Management, JPMorgan, Thornburg, Wellington Management, Baillie Gifford, T. Rowe Price, Brandes, Paul J. Hechmer (Portfolio Manager for del Rey), and ING IM, respectively and have investment objectives, policies, and strategies that are substantially similar to those which are used in managing

91

MANAGEMENT OF THE FUNDS  (continued) the Funds.The IIMA Emerging Markets Composite, Delaware Emerging Markets Equity Composite, JPMorgan Emerging Markets Equity Composite, IIMA Global Opportunities Composite, Thornburg International Core Fund Composite, Wellington International Core Fund Composite, Baillie Gifford International Growth Fund Composite, T. Rowe Price International Growth Fund Composite, Brandes International Value Fund Composite, Hechmer Composite, and ING IM International Value Fund Composite (each a “Composite” and collectively the “Composites”) are Composites of the performance of all actual fee-paying, fully discretionary accounts meeting these qualifications that are advised or sub-advised by IIMA, Delaware Management, JPMorgan, Thornburg, Wellington Management, Baillie Gifford, T. Rowe Price, Brandes, Paul J. Hechmer (Portfolio Manager for del Rey), and ING IM, respectively for at least one month beginning January 1, 2003 or since inception as noted below.

The performance in the first column of the “Average Annual Total Returns” tables have been adjusted to reflect the maximum Class A sales charge of the respective Fund (except for ING International Core Fund and ING International Growth Fund). The performance reflected in the Composites were calculated differently than the method used for calculating performance pursuant to SEC guidelines.

The annual returns for the Composites were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The returns for the Composites have not been modified to reflect the fees and expenses of the respective Funds. The first column of performance numbers under the Average Annual Total Returns table reflects the deduction of the maximum front-end sales charge of the Class A shares of the respective Fund (except for ING International Core Fund and ING International Growth Fund) from a hypothetical investment made in the first year of the one-, three-, five- and ten-year periods, respectively. The Annual Total Returns tables for the Composites do not reflect the deduction of any sales loads, which would have reduced those performance numbers. The accounts in the Composites do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits of the 1940 Act or Subchapter M of the Code. Returns may have been lower if the Composites had been subject to these regulations. The aggregate returns of the accounts reflected in the Composites may not reflect the returns of any particular account that are advised or sub-advised by IIMA, Delaware Management, JPMorgan, Thornburg, Wellington Management, Baillie Gifford, T. Rowe Price, Brandes, Paul J. Hechmer (Portfolio Manager for del Rey), and ING IM, respectively.

The tables show the returns for each Composite as well as a comparison with the performance of the applicable benchmark(s) and Morningstar Category Average(s). The information is designed to demonstrate the historical track record that are advised or sub-advised by IIMA, Delaware Management, JPMorgan, Thornburg, Wellington Management, Baillie Gifford, T. Rowe Price, Brandes, Paul J. Hechmer (Portfolio Manager for del Rey), and ING IM, respectively. It does not indicate how the Funds have performed or will perform in the future. Past performance is not a guarantee of future results.

ING Emerging Markets Equity Fund

Delaware Emerging Markets Equity Composite

Average Annual Total Returns (as of December 31, 2012)
	Delaware Emerging Markets Equity Composite (At Max Sales Charge)[1,2]	Delaware Emerging Markets Equity Composite (With No Sales Charge)[2]	MSCI Emerging Markets IndexSM	Morningstar Diversified Emerging Markets Category Average
One Year	9.72%	16.41%	18.22%	18.15%
Three Years	2.02%	4.05%	4.66%	4.04%
Five Years	(0.90)%	0.28%	(0.92)%	(2.42)%
Ten Years	N/A	N/A	N/A	N/A
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MANAGEMENT OF THE FUNDS  (continued)
Annual Total Returns (as of December 31 of each year)
	Delaware Emerging Markets Equity Composite (With No Sales Charge)[2]	MSCI Emerging Markets IndexSM	Morningstar Diversified Emerging Markets Category Average
2012	16.41%	18.22%	18.15%
2011	(19.18)%	(18.42)%	(19.86)%
2010	19.73%	18.88%	19.26%
2009	82.20%	78.51%	73.81%
2008	(50.60)%	(53.33)%	(54.44)%
2007	43.27%	39.42%	36.68%
2006	38.72%	32.14%	32.06%
Since Inception (October 1, 2005)	10.97%	7.18%	6.93%

1	Reflects a deduction of the maximum applicable Class A sales charge of 5.75%.

2	Instances of high double-digit returns were achieved during favorable market conditions and may not be sustained.

JPMorgan Emerging Markets Equity Composite

Average Annual Total Returns (as of December 31, 2012)
	JPMorgan Emerging Markets Equity Composite (At Max Sales Charge)[1]	JPMorgan Emerging Markets Equity Composite (With No Sales Charge)	MSCI Emerging Markets IndexSM	Morningstar Diversified Emerging Markets Category Average
One Year	12.97%	19.86%	18.22%	18.15%
Three Years	5.48%	7.58%	4.66%	4.04%
Five Years	(0.19)%	1.00%	(0.92)%	(2.42)%
Ten Years	N/A	N/A	N/A	N/A
Annual Total Returns (as of December 31 of each year)
	JPMorgan Emerging Markets Equity Composite (With No Sales Charge)	MSCI Emerging Markets IndexSM	Morningstar Diversified Emerging Markets Category Average
2012	19.86%	18.22%	18.15%
2011	(16.81)%	(18.42)%	(19.86)%
2010	24.74%	18.88%	19.26%
2009	85.49%	78.51%	73.81%
2008	(54.48)%	(53.33)%	(54.44)%
2007	45.14%	39.42%	36.68%
Since Inception (December 31, 2006)	7.30%	39.42%	32.06%

1	Reflects a deduction of the maximum applicable Class A sales charge of 5.75%.

ING Global Opportunities Fund

IIMA Global Opportunities Composite

Average Annual Total Returns (as of December 31, 2012)
	IIMA Composite (At Max Sales Charge)[1]	IIMA Composite (With No Sales Charge)	MSCI ACW IndexSM	Morningstar World Stock Category Average
One Year	8.78%	15.42%	16.13%	15.84%
Three Years	5.16%	7.25%	6.63%	6.42%
Five Years	(0.04)%	1.15%	(1.16)%	(1.28)%
Ten Years	7.68%	8.32%	8.11%	7.97%
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MANAGEMENT OF THE FUNDS  (continued)
Annual Total Returns (as of December 31 of each year)
	IIMA Composite (With No Sales Charge)	MSCI ACW IndexSM	Morningstar World Stock Category Average
2012	15.42%	16.13%	15.84%
2011	(12.49)%	(7.35)%	(7.93)%
2010	12.45%	12.67%	13.74%
2009	54.16%	34.63%	35.27%
2008	(44.09)%	(42.19)%	(41.91)%
2007	28.94%	11.66%	11.28%
2006	19.12%	20.95%	19.72%
2005	19.20%	10.84%	11.61%
2004	11.66%	15.23%	15.27%
2003	51.02%	33.99%	34.49%

1	Reflects a deduction of the maximum applicable Class A sales charge of 5.75%.

ING International Core Fund

Thornburg International Core Fund Composite

Average Annual Total Returns (as of December 31, 2012)
	Thornburg International Core Fund Composite	MSCI EAFE Index®	Morningstar Foreign Large Blend Category Average
One Year	16.97%	17.32%	18.29%
Three Years	5.75%	3.56%	3.94%
Five Years	(1.60)%	(3.69)%	(3.83)%
Ten Years	11.88%	8.21%	7.60%
Annual Total Returns (as of December 31 of each year)
	Thornburg International Core Fund Composite	MSCI EAFE Index®	Morningstar Foreign Large Blend Category Average
2012	16.97%	17.32%	18.29%
2011	(12.24)%	(12.14)%	(13.97)%
2010	15.19%	7.75%	10.24%
2009	33.55%	31.78%	31.24%
2008	(41.58)%	(43.38)%	(43.91)%
2007	29.12%	11.17%	12.71%
2006	27.24%	26.34%	24.77%
2005	19.30%	13.54%	14.72%
2004	19.56%	20.25%	17.39%
2003	42.15%	38.59%	33.58%

Wellington International Core Fund Composite

Average Annual Total Returns (as of December 31, 2012)
	Wellington International Core Fund Composite	MSCI EAFE Index®	MSCI All Country World ex U.S. Index®	Morningstar Foreign Large Blend Category Average
One Year	19.87%	17.32%	16.83%	18.29%
Three Years	6.51%	3.56%	3.87%	3.94%
Five Years	(1.20)%	(3.69)%	(2.89)%	(3.83)%
Ten Years	11.20%	8.21%	9.74%	7.60%
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MANAGEMENT OF THE FUNDS  (continued)
Annual Total Returns (as of December 31 of each year)
	Wellington International Core Fund Composite	MSCI EAFE Index®	MSCI All Country World ex U.S. Index®	Morningstar Foreign Large Blend Category Average
2012	19.87%	17.32%	16.83%	18.29%
2011	(12.81)%	(12.14)%	(13.71)%	(13.97)%
2010	15.59%	7.75%	11.15%	10.24%
2009	37.20%	31.78%	41.45%	31.24%
2008	(43.20)%	(43.38)%	(45.53)%	(43.99)%
2007	28.91%	11.17%	16.65%	12.71%
2006	25.96%	26.34%	26.65%	24.77%
2005	15.54%	13.54%	16.62%	14.72%
2004	19.29%	20.25%	20.91%	17.39%
2003	35.00%	38.59%	40.83%	33.58%

ING International Growth Fund

Baillie Gifford International Growth Fund Composite

Average Annual Total Returns (as of December 31, 2012)
	Baillie Gifford International Growth Fund Composite	MSCI EAFE Index®	Morningstar Foreign Large Growth Category Average
One Year	21.00%	17.32%	17.70%
Three Years	7.30%	3.56%	5.62%
Five Years	(0.50)%	(3.69)%	(2.69)%
Ten Years	10.00%	8.21%	8.37%
Annual Total Returns (as of December 31 of each year)
	Baillie Gifford International Growth Fund Composite	MSCI EAFE Index®	Morningstar Foreign Large Growth Category Average
2012	21.00%	17.32%	17.70%
2011	(12.10)%	(12.14)%	(12.30)%
2010	16.00%	7.75%	14.78%
2009	42.60%	31.78%	38.02%
2008	(44.60)%	(43.38)%	(46.56)%
2007	15.40%	11.17%	16.26%
2006	24.50%	26.34%	23.95%
2005	16.60%	13.54%	15.23%
2004	18.50%	20.25%	16.23%
2003	34.20%	38.59%	33.83%

T. Rowe Price International Growth Fund Composite

95

MANAGEMENT OF THE FUNDS  (continued)
Average Annual Total Returns (as of December 31, 2012)[1]
	T. Rowe Price International Growth Fund Composite	MSCI EAFE Index®	Morningstar Foreign Large Growth Category Average
One Year	19.71%	17.32%	17.70%
Three Years	6.91%	3.56%	5.62%
Five Years	(0.32)%	(3.69)%	(2.69)%
Ten Years	9.15%	8.21%	8.37%
Annual Total Returns (as of December 31 of each year)[1]
	T. Rowe Price International Growth Fund Composite	MSCI EAFE Index®	Morningstar Foreign Large Growth Category Average
2012	19.71%	17.32%	17.70%
2011	(11.61)%	(12.14)%	(12.30)%
2010	15.48%	7.75%	14.78%
2009	53.61%	31.78%	38.02%
2008	(47.56)%	(43.38)%	(46.56)%
2007	13.94%	11.17%	16.26%
2006	20.06%	26.34%	23.95%
2005	17.27%	13.54%	15.23%
2004	14.75%	20.25%	16.23%
2003	32.53%	38.59%	33.83%

1	These figures reflect the prior performance of similar funds. Each fund’s contribution to the composite for the month is calculated by mulitplying the monthly fund return by the ratio of the fund’s beginning asset value as expressed as a percentage of the composite’s beginning asset value. Contributions for all funds are summed to determine the composite’s asset-weighted performance for the month. Monthly returns are subsequently linked to determine quarterly asset-weighted returns. This differs from the required SEC method for calculating mutal fund performance.

ING International Value Fund

Brandes International Value Fund Composite

Average Annual Total Returns (as of December 31, 2012)
	Brandes International Value Composite (At Max Sales Charge)[1]	Brandes International Value Composite (With No Sales Charge)	MSCI EAFE Index®	Morningstar Foreign Large Value Category Average
One Year	4.83%	11.23%	17.32%	16.21%
Three Years	(0.15)%	1.84%	3.56%	2.90%
Five Years	(5.13)%	(4.00)%	(3.69)%	(4.04)%
Ten Years	8.61%	9.25%	8.21%	7.83%
96

MANAGEMENT OF THE FUNDS  (continued)
Annual Total Returns (as of December 31 of each year)
	Brandes International Value Composite (With No Sales Charge)	MSCI EAFE Index®	Morningstar Foreign Large Value Category Average
2012	11.23%	17.32%	16.21%
2011	(10.10)%	(12.14)%	(12.77)%
2010	5.63%	7.75%	7.48%
2009	22.86%	31.78%	30.33%
2008	(37.16)%	(43.38)%	(42.41)%
2007	8.64%	11.17%	9.01%
2006	29.01%	26.34%	25.98%
2005	11.55%	13.54%	13.19%
2004	25.80%	20.25%	21.99%
2003	51.07%	38.59%	39.07%

1	Reflects the deduction of the maximum applicable Class A sales charge of 5.75%.

Hechmer Composite

Average Annual Total Returns (as of December 31, 2012)
	Hechmer Composite (At Max Sales Charge)[1]	Hechmer Composite (With No Sales Charge)	MSCI EAFE Index®	Morningstar Foreign Large Value Category Average
One Year	2.20%	8.43%	17.32%	16.21%
Three Years	(0.31)%	1.68%	3.56%	2.90%
Five Years	(2.92)%	(1.76)%	(3.69)%	(4.04)%
Ten Years	9.85%	10.30%	8.21%	7.83%
Annual Total Returns (as of December 31 of each year)
	Hechmer Composite (With No Sales Charge)	MSCI EAFE Index®	Morningstar Foreign Large Value Category Average
2012	8.43%	17.32%	16.21%
2011	(16.61)%	(12.14)%	(12.77)%
2010	16.24%	7.75%	7.48%
2009	21.06%	31.78%	30.33%
2008	(28.08)%	(43.38)%	(42.41)%
2007	11.85%	11.17%	9.01%
2006	19.85%	26.34%	25.98%
2005	14.79%	13.54%	13.19%
2004	30.43%	20.25%	21.99%
2003	47.78%	38.59%	39.07%

1	Reflects the deduction of the maximum applicable Class A sales charge of 5.75%.

ING IM International Value Fund Composite

97

MANAGEMENT OF THE FUNDS  (continued)
Average Annual Total Returns (as of December 31, 2012)
	ING IM International Value Fund Composite (At Max Sales Charge)[1]	ING IM International Value Fund Composite (With No Sales Charge)	MSCI EAFE Index®	Morningstar Foreign Large Value Category Average
One Year	11.76%	18.57%	17.32%	16.21%
Three Years	(0.18)%	1.81%	3.56%	2.90%
Five Years	(6.08)%	(4.96)%	(3.69)%	(4.04)%
Ten Years	N/A	N/A	N/A	N/A
Annual Total Returns (as of December 31 of each year)
	ING IM International Value Fund Composite (With No Sales Charge)	MSCI EAFE Index®	Morningstar Foreign Large Value Category Average
2012	18.57%	17.32%	16.21%
2011	(13.90)%	(12.14)%	(12.77)%
2010	3.36%	7.75%	7.48%
2009	28.10%	31.78%	30.33%
2008	(42.63)%	(43.38)%	(42.41)%
2007	14.59%	11.17%	9.01%
2006	30.73%	26.34%	25.98%
Since Inception (August 1, 2005)	(1.35)%	11.46%	10.31%

1	Reflects the deduction of the maximum applicable Class A sales charge of 5.75%.

The Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Fund and receives an annual administrative services fee equal to 0.10% of each Fund’s average daily net assets.

Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of each Fund other than the investment advisory services performed by the Adviser or the Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Funds, including the custodian, transfer agent, and such other service providers as may be retained by the Funds. The Administrator provides each Fund, at the Administrator’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Funds.

The Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

98

CLASSES OF SHARES

CHOOSING A SHARE CLASS

When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of a Fund; (2) the amount of your investment; (3) the expenses you’ll pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.

The tables below summarize the features of the classes of shares available through this Prospectus. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. Specific Fund charges may vary so you should review each Fund’s fee table as well as the section entitled “Sales Charges” in this Prospectus.

Summary of primary differences among share classes:

Class A
Initial Sales Charge	Up to 2.50% (reduced for purchases of $100,000 or more and eliminated for purchases of $1 million or more) for ING Global Bond Fund
Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more) for all other Funds
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)[1]
Distribution and/or Shareholder Services (12b-1) Fees	0.35% annually for ING International Small Cap Fund 0.30% annually for ING International Value Fund 0.25% annually for all other Funds
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class B
Initial Sales Charge	None
Contingent Deferred Sales Charge	5.00% declining to 0% after six years from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	May not be purchased or acquired except by the reinvestment of dividends and permitted exchanges
Minimum Account Size	$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	Automatic conversion to Class A shares after eight years, so annual expenses decrease

99

CLASSES OF SHARES  (continued)

Class C
Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class I
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class O
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.25% Annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class R
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.50% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	None/None
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

100

CLASSES OF SHARES  (continued)

Class W
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

1	There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, effective July 1, 2011, shares purchased will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase. For investments made prior to July 1, 2011, shareholders will be subject to the same CDSC schedule that was in place at the time of purchase.

*	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

Please refer to the minimum investments table on page 107 for additional information.

The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares, Class C, Class O, and Class R shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares.

Because the Funds may not be able to identify an individual investor’s trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Funds cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.

You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Each Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Funds or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.

Distribution and Service (12b-1) Fees

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by each Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.

Each Fund (except ING International Core Fund and ING International Growth Fund) has adopted a 12b-1 Plan for Class A, Class B, Class C, Class O, and Class R shares, as applicable. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

Fund	Class A	Class B	Class C	Class O	Class R
ING Emerging Markets Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
ING Emerging Markets Equity	0.25%	1.00%	1.00%	N/A	0.50%
ING Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%

101

CLASSES OF SHARES  (continued)
Fund	Class A	Class B	Class C	Class O	Class R
ING Global Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
ING Global Natural Resources	0.25%	N/A	N/A	N/A	N/A
ING Global Opportunities	0.25%	1.00%	1.00%	N/A	N/A
ING Global Real Estate	0.25%	1.00%	1.00%	0.25%	0.50%
ING International Real Estate	0.25%	1.00%	1.00%	N/A	N/A
ING International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
ING International Value Choice	0.25%	1.00%	1.00%	N/A	N/A
ING International Value Equity	0.25%	1.00%	1.00%	N/A	N/A
ING International Value	0.30%	1.00%	1.00%	N/A	N/A
ING Russia	0.25%	N/A	N/A	N/A	N/A

102

SALES CHARGES

The Funds make available in a clear and prominent format, free of charge, on their website, (www.INGInvestment.com), information regarding applicable sales loads, reduced sales charges ( i.e .., breakpoint discounts), sales load waivers, eligibility minimums and purchases of the Funds’ shares. The website includes hyperlinks that facilitate access to the information.

Class A Shares

This section includes important information about sales charges and sales charge reduction programs available to investors in the Funds’ Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Class A shares of the Funds (except ING Global Bond Fund) are sold subject to the following sales charge:

Your Investment	As a % of the offering price	As a % of net asset value
Less than $50,000	5.75	6.10
$50,000 - $99,999	4.50	4.71
$100,000 - $249,999	3.50	3.63
$250,000 - $499,999	2.50	2.56
$500,000 - $999,999	2.00	2.04
$1,000,000 and over[1]	N/A	N/A

Class A shares of ING Global Bond Fund are sold subject to the following sales charge:

Your Investment	As a % of the offering price	As a % of net asset value
Less than $100,000	2.50	2.56
$100,000 - $499,999	2.00	2.04
$500,000 - $999,999	1.25	1.27
$1,000,000 and over[1]	N/A	N/A

1	See “Contingent Deferred Sales Charges (”CDSCs“) - Class A Shares” below.

Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Funds.

103

SALES CHARGES  (continued)

Contingent Deferred Sales Charges (“CDSCs”) - Class A Shares

Investments of $1 Million or More.  There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, effective July 1, 2011, shares purchased will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase. For investments made prior to July 1, 2011, shareholders will be subject to the same CDSC schedule that was in place at the time of purchase.

CDSC - Class B and Class C Shares

Unless you are eligible for a waiver, if you sell your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.

Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

Class B CDSC

Years after purchase	CDSC on shares being sold
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	none

Class C CDSC

Years after purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	none

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Funds will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

CDSC on Exchange into ING Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from the Funds described in this Prospectus into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by ING Senior Income Fund, the Fund’s CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.

Reduced or Waived Front-End Sales Charges

Investors in a Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege. These programs are summarized below and are described in greater detail in the SAI.

You may reduce the initial sales charge on a purchase of Class A shares of a Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

  Letter of Intent — lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;
  Rights of Accumulation — lets you add the value of shares of any open-end ING Fund (excluding ING Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge; or
104

SALES CHARGES  (continued)
  Combination Privilege — shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:

  Reinstatement Privilege — If you sell Class A shares of a Fund (or shares of other ING Funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of another ING Fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI; or
  Purchases by Certain Accounts — Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase a Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares, including by shareholders that purchase shares through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

See the Account Application or the SAI for additional information regarding the reduction of Class A shares’ charges, or contact your financial intermediary or a Shareholder Services Representative for more information.

Required Shareholder Information and Records. In order for investors in Class A shares of a Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers.

CDSC Waivers.  If you notify the Funds’ transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A, Class B, and Class C shares will be waived in the following cases:

  Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
  Redemptions for Class B and Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.
  Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account (“IRA”).
  Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.

Reinstatement Privilege.  If you sell Class A or Class C shares of a Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI for more information. An investor may be asked to provide information or records, including account statements, regarding shares of a Fund held in all of the investor’s accounts held directly with the Trust or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor; such as members of the same family or household, at any financial intermediary.

105

HOW SHARES ARE PRICED

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

The NAV per share for each class of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent a Fund invests in other open-end funds (other than ETFs), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Funds (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund’s NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund’s shares. When market quotations are not available or are deemed unreliable, a Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
  Securities of an issuer that has entered into a restructuring;
  Securities whose trading has been halted or suspended;
  Fixed-income securities that have gone into default and for which there are no current market value quotations; and
  Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds’ Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Funds’ Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

106

HOW TO BUY SHARES

Customer Identification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Funds, the Distributor, or a third-party selling you the Funds, must obtain the following information for each person that opens an account:

  Name;
  Date of birth (for individuals);
  Physical residential address (although post office boxes are still permitted for mailing); and
  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Funds, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

The Funds, the Distributor, or Capital One ShareBuilder, Inc. (“Capital One ShareBuilder”) (formerly, ShareBuilder Securities Corporation) reserve the right to reject any purchase order. Please note that cash, traveler’s checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Funds. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.

The Funds reserve the right to suspend the offering of shares or to reject any specific purchase order. The Funds may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Class A and Class C Shares

Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.

Class B Shares

Class B shares are closed to new investors and additional investments from existing shareholders except in connection with the reinvestment of any distributions and permitted exchanges.

Class I Shares

Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative, as stated above; (7) retirement plans affiliated with ING Groep; (8) ING Groep affiliates for purposes of corporate cash management; and (9) other registered investment companies.

Class O Shares

Class O shares may only be purchased and sold through Capital One ShareBuilder.

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HOW TO BUY SHARES  (continued)

Class R Shares

Class R shares may be purchased without a sales charge. Class R shares of the Fund are continuously offered to qualified retirement plans (“Retirement Plans”) including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, Simplified Employee Pension Plans (“SEPs”), and other accounts or plans whereby Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator). Purchases and redemptions of shares may be made only by eligible Retirement Plans for the purpose of funding qualified retirement plans. Please refer to the plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to the Fund and any fees that may apply.

The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions. Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker-dealer or other financial intermediary (“Financial Service Firm”) authorized to sell Class R shares of the Fund. Additional shares may be purchased through a Retirement Plan’s administrator or recordkeeper. Financial Service Firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants including, without limitation, transfers of registration and dividend payee changes. Financial Service Firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services.

Financial Service Firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the investment return in Class R shares of the Fund.

Class W Shares

Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) by other ING Funds in the ING Family of Funds.

In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by ING) into an ING Fund or through an ING approved broker-dealer (currently, ING Financial Partners, Inc.): (1) current and retired officers and directors/trustees of the ING Funds; (2) current and retired officers, directors, and full-time employees of ING Investments, LLC, Directed Services LLC; any ING Fund’s sub-adviser; ING Investments Distributor, LLC; and any of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); and (5) discretionary advisory accounts of ING Investments, LLC, Directed Services LLC, any ING Fund’s sub-adviser, or ING Investments Distributor, LLC.

Retirement Plans

The Funds have available prototype qualified retirement plans for corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.

Make your investment using the purchase minimum guidelines in the following table.

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HOW TO BUY SHARES  (continued)
Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Non-retirement accounts	A/C/O1 /W2 I2 R	$1,000 $250,000 No minimum	No minimum
Retirement accounts	A/C/O1 I2 R W2	$250 $250,000 No minimum $1,000	No minimum
Coverdell Education Savings Accounts	O1	$250	No minimum
Pre-Authorized Investment Plan	A/C/O1	$1,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum

1	For Class O shares, if you are unable to invest at least $1,000 per Fund ($250 for retirement accounts/ESAs), you may open your account for $100 and $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.

2	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

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HOW TO BUY SHARES  (continued)

Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.

Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary. For Class O Shares you may purchase additional shares by calling (866) 590-7629. Additional fees may apply for phone orders.
By Mail	Make your check payable to ING Funds and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to ING Funds to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at (800) 992-0180 to obtain an account number and indicate your financial intermediary on the account.

Instruct your bank to wire funds to the Fund in the care of:

Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for ING Funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
             (Your Name Here)

After wiring funds you must complete the Account Application and send it to:
ING Funds
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
Online (Class O Only)	Complete your application online at www.sharebuilder.com.	Log onto your account at www.sharebuilder.com, go to the Trade>Mutual Funds page and select the “Buy” option.

110

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, a Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

ING Funds
P.O. Box 9772
Providence, RI 02940-9772

If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.

Receiving Proceeds By Check:

You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

Receiving Proceeds By Wire:

You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone. For Class O shares, you may redeem shares by calling (866) 590-7629. Please note that additional fees may apply for phone orders.
Online (Class O only)	Log onto your account at www.sharebuilder.com, navigate to the Trade>Mutual Funds page and select the “Sell” option.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

  Class A, Class B, and Class C

  Your account must have a current value of at least $10,000.
  Minimum withdrawal amount is $100.
  You may choose from monthly, quarterly, semi-annual or annual payments.

  Class I and Class W

  Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.
  Minimum withdrawal amount is $1,000.
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HOW TO SELL SHARES  (continued)
  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.

Redemption Fee

A 2.00% redemption fee will be charged on the redemption of shares of ING Russia Fund held less than 365 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the “first shares in, first shares out” method. Therefore, the oldest shares are sold first.

The tax consequences of the redemption fee are not entirely clear. Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which ING Russia Fund intends to follow, that a fund does not recognize income. It is possible that the Internal Revenue Service or other taxing authorities might successfully contest these funds’ tax treatment of this arrangement on this basis or for other reasons.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the transfer agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the transfer agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the transfer agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the transfer agent of a request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.

A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.

Each Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Telephone Orders

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by

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HOW TO SELL SHARES  (continued) telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Small Accounts

Due to the relatively high cost of handling small investments, a Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than a Fund’s minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

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HOW TO EXCHANGE SHARES

Exchanges Between Shares of ING Funds

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the ING Fund to be received in the exchange. If you purchase Class A shares of ING Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another ING Fund. Additionally, Class L shares of ING Money Market Fund may be exchanged for Class C shares of any other ING Fund.

If you exchange shares of a Fund that are subject to a CDSC into shares of another ING Fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.

If you acquired Class L shares of ING Money Market Fund through an exchange from Class C shares of an ING Fund that were subject to a CDSC and then exchange your Class L shares of ING Money Market Fund for Class C shares of another ING Fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of ING Money Market Fund will not count toward the CDSC holding period.

If you acquired Class L shares of ING Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of ING Money Market Fund into Class C shares of another ING Fund, you will become subject to any CDSC that applies to the ING Fund into which you exchange. The time you held your Class L shares of ING Money Market Fund will not count toward the CDSC holding period of the ING Fund into which you exchanged.

Exchanges Between Classes of Shares of the Same Fund

You may exchange Class B, Class C, and Class W shares of a Fund for Class I shares of the same Fund, or you may exchange Class A shares and Class I shares of a Fund for any other class of the same Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through an ING approved broker-dealer (currently, ING Financial Partners, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.

Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of ING Funds.

Additional Information About Exchanges

Fees and expenses differ among ING Funds and among share classes of the same Fund. Please read the prospectus for the ING Fund and share class you are interested in prior to exchanging into that ING Fund or share class. Contact your financial intermediary or consult your plan documents for additional information.

An exchange of shares of a Fund for shares of another ING Fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among ING Funds and among classes of shares of the same Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for ING Senior Income Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of ING Senior Income Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

In addition to each Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

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HOW TO EXCHANGE SHARES  (continued)

You will automatically have the ability to request an exchange between ING Funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.

Systematic Exchange Privilege

Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days’ prior written notice to shareholders.

115

FREQUENT TRADING - MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder’s or retirement plan participant’s intermediary, that the Funds determine not to be in the best interest of the Funds. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds’ frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Funds will not be liable for any loss resulting from rejected orders or other actions as described above.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Funds. However, to the extent that a Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Funds’ shares which negatively affects long-term shareholders.

The Funds’ Board have adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. In general, shareholders may make exchanges among their accounts with ING Funds once every thirty (30) days. However, the Funds prohibit frequent trading. The Funds have defined frequent trading as follows:

  Any shareholder or financial adviser who initiated exchanges among all their accounts with the Funds within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
  Trading deemed harmful or excessive by the Funds (including but not limited to patterns of purchases and redemptions), in their sole discretion; and
  Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.

The following transactions are excluded when determining whether trading activity is excessive:

  Purchases and sales of Fund shares in the amount of $5,000 or less;
  Transfers associated with systematic purchases or redemptions;
  Purchases and sales of funds that affirmatively permit short-term trading;
  Rebalancing to facilitate fund-of-fund arrangements or the Funds’ systematic exchange privileges;
  Purchases or sales initiated by ING Funds; and
  Transactions subject to the trading policy of an intermediary that the Funds deem materially similar to the Funds’ policy.

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FREQUENT TRADING - MARKET TIMING  (continued)

Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.

If a violation of the policy is identified, the following action will be taken:

  Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
  Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
  No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.

On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.

The Funds reserve the right to modify this policy at any time without prior notice.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients’ transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Funds’ Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Funds. There is no assurance that the Funds’ Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

In some cases, the Funds will rely on the intermediaries’ excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in one of the Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “ING”) may compensate an intermediary for selling ING mutual funds.

Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each broker-dealer selling a Fund defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds’ Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in ING mutual funds; (2) a percentage of that entity’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of a Fund’s shares held by the broker-dealer’s customers; or (2) 0.30% of the value of a Fund’s shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.

The Funds’ Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of a Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds as of the last calendar year are:

Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Financial Network Investment Corporation; First Clearing, LLC; Capital One Sharebuilder, Inc. (formerly, ING Direct Investing, Inc.); ING Financial Partners, Inc.; ING Life Insurance & Annuity; ING Variable Annuity; Janney Montgomery Scott LLC; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services Corporation; Oppenheimer & Co., Inc.; Pershing, LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Robert W. Baird & Co. Inc.; SagePoint Financial, Inc.; Stifel Nicolaus & Co., Inc.; TD Ameritrade, Inc.; and UBS Financial Services, LLC.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

118

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Funds generally distribute most or all of their net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any, annually. Each Fund (except for ING Global Bond Fund, ING Global Equity Dividend Fund, ING Global Real Estate Fund, and ING International Real Estate Fund) also declares dividends and pays dividends consisting of ordinary income, if any, annually.

ING Global Equity Dividend Fund, ING Global Real Estate Fund, and ING International Real Estate Fund declare and distribute dividends consisting of ordinary income, if any, quarterly; and ING Global Bond Fund declares and distributes dividends consisting of ordinary income, if any, monthly.

To comply with federal tax regulations, the Funds may also pay an additional capital gains distribution.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of a Fund invested in another ING Fund that offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end ING Fund.

Taxes

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Funds and their shareholders. The following assumes that each Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Funds with your tax advisor.

The Funds will distribute all, or substantially all, of their net investment income and net capital gains to their shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by a Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.

Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of a Fund through a financial intermediary, that entity will provide this information to you.

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

119

DIVIDENDS, DISTRIBUTIONS, AND TAXES  (continued)

Each Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with a shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.

Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in a Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, a Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. A Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. You would be entitled to treat the foreign income taxes paid by a Fund as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code of 1986 with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that a Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Please note that ING Global Real Estate Fund and ING International Real Estate Fund will be sending you a Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is later than when most such forms are sent.

Please note that ING Global Natural Resources Fund (like all mutual funds) may not receive more than 10% of its gross income in any taxable year from selling precious metals or any other physical commodity, derivatives on commodities or from certain other types of non-qualifying income.

Cost Basis Reporting. Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through a Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.

Please see the SAI for further information regarding tax matters.

120

ACCOUNT POLICIES

Account Access

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.INGInvestment.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.

Privacy Policy

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.INGInvestment.com, or see the privacy promise that accompanies any Prospectus obtained by mail.

Householding

To reduce expenses, we may mail only one copy of a Fund’s Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

121

INDEX DESCRIPTIONS

The Barclays Capital Global Aggregate (“BCGA”) Index provides a broad-based measure of the global investment-grade fixed-rate debt markets.

The MSCI All Countries Golden Dragon (“MSCI ACGD”) IndexSM is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan.

The MSCI All Country World (“MSCI ACW”) IndexSM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

The MSCI All Country World (“MSCI ACW”) IndexSM Ex-U.S. is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

The MSCI Emerging Markets IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The MSCI - Europe, Australasia, and Far East® (“MSCI EAFE® ”) Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.

The MSCI EAFE® Small Cap Index measures the performance of small capitalization stocks in European, Australasian, and Far Eastern markets.

The MSCI Russia 10/40 Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Russian securities taking into account the UCITS III (Undertaking for Collective Investment in Transferable Securities) directive impositions. Among these impositions are investment limits to funds incorporated in member states of the European Union. The directive constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.

The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

The Russia Trading System Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the Russia Trading System. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

The Standard and Poor’s (“S&P”) Developed Ex-U.S. Property Index is an unmanaged float adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

The Standard and Poor’s (“S&P”) Developed Ex-U.S. SmallCap Index is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of U.S. $100 million or greater and a minimum annual trading liquidity of U.S. $50 million.

The Standard and Poor’s (“S&P”) Developed Property Index is an unmanaged adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

The Standard and Poor’s Euro-Pacific (“S&P EPAC”) SmallCap Index is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of U.S. $100 million or greater and a minimum annual trading liquidity of U.S. $50 million.

The Standard and Poor’s (“S&P”) North American Natural Resources Sector Index is an unmanaged index and a market-capitalization-weighted index designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

122

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of each Fund for the past five years or, if shorter, the period of the share class’ operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Funds (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated October 31, 2012, are incorporated herein by reference.

123

FINANCIAL HIGHLIGHTS  (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Emerging Markets Equity Dividend Fund
Class A
10-31-12	14.19	0.11	0.57	0.68	—	—	—	—	—	14.87	4.79	2.40	2.10	2.10	0.73	18,356	51
10-31-11	16.40	0.05	(2.08)	(2.03)	0.18	—	—	0.18	—	14.19	(12.53)	2.11	2.10	2.10	0.29	21,370	129
10-31-10	14.28	0.04•	2.29	2.33	0.21	—	—	0.21	—	16.40	16.49	2.11	2.10	2.10	0.27	29,947	90
10-31-09	9.24	0.07•	5.78	5.85	0.21	0.60	—	0.81	—	14.28	67.10	2.29	2.11	2.11	0.58	32,860	134
10-31-08	24.43	0.05•	(13.12)	(13.07)	0.06	2.06	—	2.12	—	9.24	(57.63)	1.96	1.96	1.96	0.32	20,481	159
Class B
10-31-12	13.99	(0.00)*	0.56	0.56	—	—	—	—	—	14.55	4.00	3.15	2.85	2.85	(0.03)	1,429	51
10-31-11	16.18	(0.08)•	(2.04)	(2.12)	0.07	—	—	0.07	—	13.99	(13.14)	2.86	2.85	2.85	(0.51)	1,771	129
10-31-10	14.11	(0.07)•	2.26	2.19	0.12	—	—	0.12	—	16.18	15.61	2.86	2.85	2.85	(0.45)	2,772	90
10-31-09	9.08	(0.03)•	5.72	5.69	0.06	0.60	—	0.66	—	14.11	65.73	3.04	2.86	2.86	(0.29)	3,246	134
10-31-08	24.14	(0.05)	(12.95)	(13.00)	—	2.06	—	2.06	—	9.08	(57.95)	2.71	2.71	2.71	(0.33)	1,901	159
Class C
10-31-12	13.99	(0.02)	0.58	0.56	—	—	—	—	—	14.55	4.00	3.15	2.85	2.85	(0.15)	2,974	51
10-31-11	16.19	(0.06)	(2.06)	(2.12)	0.08	—	—	0.08	—	13.99	(13.16)	2.86	2.85	2.85	(0.39)	4,186	129
10-31-10	14.15	(0.08)•	2.28	2.20	0.16	—	—	0.16	—	16.19	15.64	2.86	2.85	2.85	(0.53)	5,772	90
10-31-09	9.09	(0.02)•	5.73	5.71	0.05	0.60	—	0.65	—	14.15	65.77	3.04	2.86	2.86	(0.15)	6,182	134
10-31-08	24.16	(0.09)•	(12.92)	(13.01)	—	2.06	—	2.06	—	9.09	(57.94)	2.71	2.71	2.71	(0.52)	2,694	159
Class I
10-31-12	14.23	0.11•	0.61	0.72	—	—	—	—	—	14.95	5.06	2.08	1.78	1.78	0.80	1,645	51
10-31-11	16.44	0.12•	(2.10)	(1.98)	0.23	—	—	0.23	—	14.23	(12.20)	1.78	1.77	1.77	0.74	1,924	129
10-31-10	14.31	0.17•	2.23	2.40	0.27	—	—	0.27	—	16.44	16.97	1.72	1.71	1.71	1.15	2,212	90
10-31-09	9.28	0.19•	5.72	5.91	0.28	0.60	—	0.88	—	14.31	67.79	1.86	1.68	1.68	1.48	690	134
10-31-08	24.46	0.16•	(13.18)	(13.02)	0.10	2.06	—	2.16	—	9.28	(57.42)	1.70	1.70	1.70	1.02	39	159
Class O
10-31-12	14.07	0.12	0.55	0.67	—	—	—	—	—	14.74	4.76	2.40	2.10	2.10	0.75	4,175	51
10-31-11	16.27	0.07	(2.08)	(2.01)	0.19	—	—	0.19	—	14.07	(12.51)	2.11	2.10	2.10	0.48	4,636	129
10-31-10	14.19	0.07•	2.24	2.31	0.23	—	—	0.23	—	16.27	16.49	2.11	2.10	2.10	0.49	4,530	90
10-31-09	9.26	0.11•	5.70	5.81	0.28	0.60	—	0.88	—	14.19	66.79	2.29	2.11	2.11	0.85	2,966	134
06-04-08(4) - 10-31-08	16.83	0.11•	(7.68)	(7.57)	—	—	—	—	—	9.26	(44.98)	1.96	1.96	1.96	2.23	206	159
Class W
10-31-12	14.23	0.10•	0.61	0.71	—	—	—	—	—	14.94	4.99	2.15	1.85	1.85	0.66	21	51
08-05-11(4) - 10-31-11	15.51	0.02	(1.30)	(1.28)	0.00*	—	—	0.00*	—	14.23	(8.25)	1.86	1.85	1.85	0.61	3	129
See Accompanying Notes to Financial Highlights

124

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Emerging Markets Equity Fund
Class A
10-31-12	10.74	0.11•	0.06	0.17	0.11	0.05	—	0.16	—	10.75	1.66	1.77	1.50	1.50	1.05	53,278	84
10-11-11(4) - 10-31-11	10.00	(0.00)*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.77	1.50	1.50	(0.99)	21	1
Class B
07-20-12(4) - 10-31-12	10.04	0.01	0.67	0.68	—	—	—	—	—	10.72	6.77	2.52	2.25	2.25	0.27	1,145	84
Class C
10-31-12	10.73	0.03•	0.07	0.10	0.06	0.05	—	0.11	—	10.72	0.99	2.52	2.25	2.25	0.31	8,664	84
10-11-11(4) - 10-31-11	10.00	(0.00)*	0.73	0.73	—	—	—	—	—	10.73	7.30	2.52	2.25	2.25	(0.28)	3	1
Class I
10-31-12	10.74	0.12•	0.09	0.21	0.12	0.05	—	0.17	—	10.78	2.07	1.52	1.25	1.25	1.14	162,830	84
10-11-11(4) - 10-31-11	10.00	0.00*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.52	1.25	1.25	0.62	90,224	1
Class R
10-31-12	10.74	0.10	0.04	0.14	0.08	0.05	—	0.13	—	10.75	1.43	2.02	1.75	1.75	0.90	3	84
10-11-11(4) - 10-31-11	10.00	0.00*	0.74	0.74	—	—	—	—	—	10.74	7.40	2.02	1.75	1.75	0.23	3	1
Class W
10-31-12	10.74	0.18•	0.02	0.20	0.12	0.05	—	0.17	—	10.77	1.98	1.52	1.25	1.25	1.68	7,759	84
10-11-11(4) - 10-31-11	10.00	0.00*	0.74	0.74	—	—	—	—	—	10.74	7.40	1.52	1.25	1.25	0.69	3	1
See Accompanying Notes to Financial Highlights
125

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Global Bond Fund
Class A
10-31-12	11.76	0.40•	0.22	0.62	0.14	0.45	0.16	0.75	—	11.63	5.69	0.93	0.90	0.90	3.46	219,276	609
10-31-11	12.32	0.46•	(0.32)	0.14	0.59	0.11	—	0.70	—	11.76	1.32	0.96	0.90†	0.90†	3.88†	266,155	440
10-31-10	12.25	0.53•	0.30	0.83	0.71	0.05	—	0.76	—	12.32	7.14	1.00	0.90†	0.90†	4.43†	192,384	440
10-31-09	10.19	0.32	2.13	2.45	0.15	0.24	—	0.39	—	12.25	24.43	1.06	0.91†	0.91†	3.30†	103,255	396
10-31-08	10.59	0.27•	0.07	0.34	0.62	0.12	—	0.74	—	10.19	3.04	1.05	0.93†	0.93†	2.53†	79,451	830
Class B
10-31-12	11.66	0.32•	0.20	0.52	0.06	0.45	0.16	0.67	—	11.51	4.78	1.68	1.65	1.65	2.77	1,587	609
10-31-11	12.21	0.42	(0.36)	0.06	0.50	0.11	—	0.61	—	11.66	0.65	1.71	1.65†	1.65†	3.33†	2,086	440
10-31-10	12.16	0.46	0.27	0.73	0.63	0.05	—	0.68	—	12.21	6.22	1.75	1.65†	1.65†	3.79†	4,125	440
10-31-09	10.16	0.29	2.07	2.36	0.12	0.24	—	0.36	—	12.16	23.56	1.81	1.66†	1.66†	2.59†	5,135	396
10-31-08	10.55	0.18•	0.08	0.26	0.53	0.12	—	0.65	—	10.16	2.26	1.80	1.68†	1.68†	1.71†	4,085	830
Class C
10-31-12	11.70	0.32•	0.21	0.53	0.06	0.45	0.16	0.67	—	11.56	4.86	1.68	1.65	1.65	2.77	109,381	609
10-31-11	12.25	0.38	(0.31)	0.07	0.51	0.11	—	0.62	—	11.70	0.65	1.71	1.65†	1.65†	3.25†	89,510	440
10-31-10	12.20	0.43•	0.30	0.73	0.63	0.05	—	0.68	—	12.25	6.23	1.75	1.65†	1.65†	3.65†	90,458	440
10-31-09	10.20	0.28•	2.08	2.36	0.12	0.24	—	0.36	—	12.20	23.48	1.81	1.66†	1.66†	2.54†	45,773	396
10-31-08	10.59	0.18•	0.09	0.27	0.54	0.12	—	0.66	—	10.20	2.31	1.80	1.68†	1.68†	1.71†	29,009	830
Class I
10-31-12	11.73	0.44•	0.21	0.65	0.18	0.45	0.16	0.79	—	11.59	5.94	0.63	0.60	0.60	3.82	437,620	609
10-31-11	12.28	0.51•	(0.32)	0.19	0.63	0.11	—	0.74	—	11.73	1.75	0.62	0.56†	0.56†	4.34†	251,112	440
10-31-10	12.22	0.56•	0.31	0.87	0.76	0.05	—	0.81	—	12.28	7.44	0.65	0.55†	0.55†	4.73†	222,123	440
10-31-09	10.21	0.45•	2.04	2.49	0.24	0.24	—	0.48	—	12.22	24.94	0.71	0.56†	0.56†	3.89†	136,178	396
10-31-08	10.58	0.28•	0.14	0.42	0.67	0.12	—	0.79	—	10.21	3.78	0.74	0.62†	0.62†	2.69†	503	830
Class O
10-31-12	11.57	0.40	0.21	0.61	0.15	0.45	0.16	0.76	—	11.42	5.62	0.93	0.90	0.90	3.52	4,117	609
10-31-11	12.12	0.46•	(0.31)	0.15	0.59	0.11	—	0.70	—	11.57	1.43	0.96	0.90†	0.90†	3.98†	3,985	440
10-31-10	12.06	0.53•	0.29	0.82	0.71	0.05	—	0.76	—	12.12	7.17	1.00	0.90†	0.90†	4.53†	3,578	440
10-31-09	10.15	0.37•	2.04	2.41	0.26	0.24	—	0.50	—	12.06	24.26	1.06	0.91†	0.91†	3.30†	3,126	396
06-04-08(4) - 10-31-08	10.65	0.10•	(0.49)	(0.39)	0.11	—	—	0.11	—	10.15	(3.70)	1.05	0.93†	0.93†	2.47†	222	830
Class R
10-31-12	11.75	0.39•	0.19	0.58	0.11	0.45	0.16	0.72	—	11.61	5.30	1.18	1.15	1.15	3.42	276	609
08-05-11(4) -10-31-11	12.06	0.12•	(0.31)	(0.19)	0.11	0.01	—	0.12	—	11.75	(1.59)	1.21	1.15†	1.15†	4.22†	3	440
Class W
10-31-12	11.56	0.43•	0.20	0.63	0.17	0.45	0.16	0.78	—	11.41	5.89	0.68	0.65	0.65	3.79	31,723	609
10-31-11	12.12	0.48	(0.31)	0.17	0.62	0.11	—	0.73	—	11.56	1.60	0.71	0.65†	0.65†	4.07†	21,934	440
10-31-10	12.06	0.52•	0.34	0.86	0.75	0.05	—	0.80	—	12.12	7.45	0.75	0.65†	0.65†	4.44†	14,142	440
See Accompanying Notes to Financial Highlights
126

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
06-01-09(4) - 10-31-09	11.22	0.14•	1.03	1.17	0.33	—	—	0.33	—	12.06	10.54	0.71	0.56†	0.56†	2.85†	1,533	396
See Accompanying Notes to Financial Highlights
127

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Global Equity Dividend Fund
Class A
10-31-12	10.05	0.24	0.64	0.88	0.24	—	—	0.24	—	10.69	8.86	1.52	1.42	1.42	2.24	30,217	66
10-31-11	10.31	0.28•	(0.29)	(0.01)	0.25	—	—	0.25	—	10.05	(0.16)	1.42	1.39	1.39	2.67	33,494	83
10-31-10	9.41	0.26•	0.89	1.15	0.25	—	—	0.25	—	10.31	12.46	1.38	1.40	1.40	2.65	42,502	58
10-31-09	8.77	0.26•	0.62	0.88	0.22	—	0.02	0.24	—	9.41	10.41	1.54	1.40	1.40	3.24	46,871	93
10-31-08	16.84	0.56	(6.84)	(6.28)	0.54	1.20	0.05	1.79	—	8.77	(40.84)	1.42	1.41	1.41	3.85	63,134	46
Class B
10-31-12	10.03	0.15•	0.64	0.79	0.16	—	—	0.16	—	10.66	7.95	2.27	2.17	2.17	1.48	4,062	66
10-31-11	10.28	0.20•	(0.29)	(0.09)	0.16	—	—	0.16	—	10.03	(0.86)	2.17	2.14	2.14	1.87	6,108	83
10-31-10	9.38	0.19•	0.88	1.07	0.17	—	—	0.17	—	10.28	11.62	2.13	2.15	2.15	1.91	11,212	58
10-31-09	8.74	0.21	0.61	0.82	0.16	—	0.02	0.18	—	9.38	9.60	2.29	2.15	2.15	2.48	16,147	93
10-31-08	16.79	0.46	(6.82)	(6.36)	0.44	1.20	0.05	1.69	—	8.74	(41.32)	2.17	2.16	2.16	3.11	21,311	46
Class C
10-31-12	10.00	0.16	0.63	0.79	0.17	—	—	0.17	—	10.62	7.92	2.27	2.17	2.17	1.49	18,932	66
10-31-11	10.26	0.20•	(0.29)	(0.09)	0.17	—	—	0.17	—	10.00	(0.91)	2.17	2.14	2.14	1.94	21,985	83
10-31-10	9.36	0.19•	0.89	1.08	0.18	—	—	0.18	—	10.26	11.66	2.13	2.15	2.15	1.92	28,635	58
10-31-09	8.72	0.21	0.61	0.82	0.16	—	0.02	0.18	—	9.36	9.63	2.29	2.15	2.15	2.48	37,687	93
10-31-08	16.75	0.44	(6.78)	(6.34)	0.44	1.20	0.05	1.69	—	8.72	(41.29)	2.17	2.16	2.16	3.13	48,567	46
Class I
10-31-12	10.06	0.27	0.65	0.92	0.28	—	—	0.28	—	10.70	9.25	1.13	1.03	1.03	2.62	2,929	66
10-31-11	10.32	0.34•	(0.31)	0.03	0.29	—	—	0.29	—	10.06	0.21	1.03	1.00	1.00	3.21	3,261	83
10-31-10	9.42	0.27•	0.92	1.19	0.29	—	—	0.29	—	10.32	12.90	0.99	1.01	1.01	2.80	12,390	58
10-31-09	8.78	0.29•	0.63	0.92	0.26	—	0.02	0.28	—	9.42	10.92	1.07	0.93	0.93	3.61	1,824	93
10-31-08	16.83	0.47	(6.68)	(6.21)	0.59	1.20	0.05	1.84	—	8.78	(40.49)	1.07	1.06	1.06	3.16	1,207	46
Class O
10-31-12	10.03	0.23	0.65	0.88	0.24	—	—	0.24	—	10.67	8.88	1.52	1.42	1.42	2.24	13,618	66
10-31-11	10.29	0.28	(0.29)	(0.01)	0.25	—	—	0.25	—	10.03	(0.16)	1.42	1.39	1.39	2.68	13,358	83
10-31-10	9.40	0.26•	0.89	1.15	0.26	—	—	0.26	—	10.29	12.41	1.38	1.40	1.40	2.65	14,721	58
10-31-09	8.76	0.26•	0.62	0.88	0.22	—	0.02	0.24	—	9.40	10.41	1.54	1.40	1.40	3.18	14,920	93
10-31-08	16.83	0.51•	(6.78)	(6.27)	0.55	1.20	0.05	1.80	—	8.76	(40.83)	1.42	1.41	1.41	3.95	14,695	46
Class W
10-31-12	11.01	0.29•	0.70	0.99	0.26	—	—	0.26	—	11.74	9.11	1.27	1.17	1.17	2.53	1,196	66
10-31-11	11.26	0.23•	(0.23)	0.00*	0.25	—	—	0.25	—	11.01	0.00	1.17	1.14	1.14	1.98	1,792	83
10-31-10	10.25	0.31•	0.98	1.29	0.28	—	—	0.28	—	11.26	12.79	1.13	1.15	1.15	2.87	37,819	58
10-31-09	9.53	0.26•	0.74	1.00	0.26	—	0.02	0.28	—	10.25	10.92	1.07	0.93	0.93	2.68	21,321	93
02-12-08(4) - 10-31-08	14.51	0.35	(4.83)	(4.48)	0.46	—	0.04	0.50	—	9.53	(31.78)	1.07	1.06	1.06	3.38	70	46
See Accompanying Notes to Financial Highlights
128

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Global Natural Resources Fund
Class A
10-31-12	9.39	0.01	(0.50)	(0.49)	0.01	—	—	0.01	0.01	8.90	(5.08)(a)	1.56	1.56	1.56	0.14	87,916	44
10-31-11	8.81	(0.00)*	0.58	0.58	0.00*	—	—	0.00*	—	9.39	6.63	1.46	1.46†	1.46†	(0.02)†	106,363	73
10-31-10	7.82	0.01	1.00	1.01	0.02	—	—	0.02	—	8.81	12.99	1.53	1.53†	1.53†	0.11†	101,577	57
10-31-09	6.74	0.03	1.50	1.53	0.02	0.43	—	0.45	—	7.82	24.38	1.64	1.64†	1.64†	0.45†	99,674	81
10-31-08	14.18	0.05	(4.92)	(4.87)	0.11	2.46	—	2.57	—	6.74	(41.12)	1.46	1.46†	1.46†	0.37†	83,713	116
Class I
10-31-12	9.43	0.05	(0.49)	(0.44)	0.02	—	—	0.02	0.01	8.98	(4.60)(a)	1.17	1.17	1.17	0.50	4,459	44
10-31-11	8.82	0.03	0.59	0.62	0.01	—	—	0.01	—	9.43	7.04	1.13	1.13†	1.13†	0.31†	4,961	73
10-31-10	7.83	0.04•	1.01	1.05	0.06	—	—	0.06	—	8.82	13.43	1.11	1.11†	1.11†	0.52†	2,977	57
10-31-09	6.75	0.05•	1.52	1.57	0.06	0.43	—	0.49	—	7.83	25.10	1.19	1.19†	1.19†	0.68†	510	81
10-31-08	14.19	0.12•	(4.95)	(4.83)	0.15	2.46	—	2.61	—	6.75	(40.87)	1.11	1.11†	1.11†	1.04†	1	116
Class W
10-31-12	11.86	0.05•	(0.63)	(0.58)	0.02	—	—	0.02	0.01	11.27	(4.84)(a)	1.31	1.31	1.31	0.39	1,100	44
10-31-11	11.10	0.03	0.74	0.77	0.01	—	—	0.01	—	11.86	6.91	1.21	1.21†	1.21†	0.20†	1,741	73
10-31-10	9.86	0.05	1.24	1.29	0.05	—	—	0.05	—	11.10	13.17	1.28	1.28†	1.28†	0.36†	378	57
10-31-09	8.39	0.05•	1.91	1.96	0.06	0.43	—	0.49	—	9.86	24.84	1.19	1.19†	1.19†	0.64†	186	81
02-12-08(4) - 10-31-08	12.84	0.03•	(4.48)	(4.45)	—	—	—	—	—	8.39	(34.66)	1.11	1.11†	1.11†	0.38†	27	116
See Accompanying Notes to Financial Highlights
129

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Global Opportunities Fund
Class A
10-31-12	13.21	0.09	0.56	0.65	—	—	—	—	—	13.86	4.92	1.81	1.50	1.50	0.57	23,027	35
10-31-11	14.07	0.01	(0.55)	(0.54)	0.32	—	—	0.32	—	13.21	(3.96)	1.72	1.51	1.51	0.13	30,587	67
10-31-10	12.85	0.05•	1.17	1.22	—	—	—	—	—	14.07	9.49	1.84	1.63	1.63	0.39	55,541	156
10-31-09	11.68	0.12•	1.50	1.62	0.45	—	—	0.45	—	12.85	14.38	1.78	1.70†	1.70†	1.13†	93,829	176
10-31-08	23.54	0.18•	(10.65)	(10.47)	—	1.39	—	1.39	—	11.68	(47.01)	1.61	1.60†	1.60†	0.93†	151,246	116
Class B
10-31-12	12.62	(0.03)	0.56	0.53	—	—	—	—	—	13.15	4.20	2.56	2.25	2.25	(0.20)	2,691	35
10-31-11	13.44	(0.09)•	(0.54)	(0.63)	0.19	—	—	0.19	—	12.62	(4.78)	2.47	2.26	2.26	(0.63)	4,793	67
10-31-10	12.36	(0.04)	1.12	1.08	—	—	—	—	—	13.44	8.74	2.59	2.38	2.38	(0.35)	9,094	156
10-31-09	11.19	0.04•	1.43	1.47	0.30	—	—	0.30	—	12.36	13.42	2.53	2.45†	2.45†	0.38†	14,077	176
10-31-08	22.78	0.02•	(10.22)	(10.20)	—	1.39	—	1.39	—	11.19	(47.42)	2.36	2.35†	2.35†	0.11†	18,831	116
Class C
10-31-12	12.62	(0.03)	0.56	0.53	—	—	—	—	—	13.15	4.20	2.56	2.25	2.25	(0.18)	19,124	35
10-31-11	13.44	(0.09)•	(0.54)	(0.63)	0.19	—	—	0.19	—	12.62	(4.76)	2.47	2.26	2.26	(0.63)	25,973	67
10-31-10	12.36	(0.04)	1.12	1.08	—	—	—	—	—	13.44	8.74	2.59	2.38	2.38	(0.35)	49,256	156
10-31-09	11.21	0.04•	1.43	1.47	0.32	—	—	0.32	—	12.36	13.43	2.53	2.45†	2.45†	0.38†	76,677	176
10-31-08	22.81	0.03•	(10.24)	(10.21)	—	1.39	—	1.39	—	11.21	(47.40)	2.36	2.35†	2.35†	0.14†	102,274	116
Class I
10-31-12	13.50	0.14•	0.59	0.73	—	—	—	—	—	14.23	5.41	1.45	1.05	1.05	1.01	2,562	35
10-31-11	14.38	0.09•	(0.58)	(0.49)	0.39	—	—	0.39	—	13.50	(3.55)	1.41	1.06	1.06	0.59	4,117	67
10-31-10	13.08	0.13•	1.17	1.30	—	—	—	—	—	14.38	9.94	1.38	1.31	1.31	0.94	9,467	156
10-31-09	11.92	0.16•	1.54	1.70	0.54	—	—	0.54	—	13.08	14.82	1.33	1.31†	1.31†	1.44†	65,256	176
10-31-08	23.91	0.24•	(10.84)	(10.60)	—	1.39	—	1.39	—	11.92	(46.82)	1.28	1.27†	1.27†	1.26†	68,020	116
Class W
10-31-12	14.47	0.09	0.67	0.76	—	—	—	—	—	15.23	5.25	1.56	1.25	1.25	0.67	111	35
10-31-11	15.36	0.03•	(0.62)	(0.59)	0.30	—	—	0.30	—	14.47	(3.94)	1.47	1.26	1.26	0.20	94	67
10-31-10	13.98	0.10•	1.28	1.38	—	—	—	—	—	15.36	9.87	1.59	1.38	1.38	0.68	1,486	156
10-31-09	12.71	0.18•	1.63	1.81	0.54	—	—	0.54	—	13.98	14.79	1.33	1.31†	1.31†	1.47†	566	176
02-12-08(4) - 10-31-08	20.48	0.27•	(8.04)	(7.77)	—	—	—	—	—	12.71	(37.94)	1.28	1.27†	1.27†	2.03†	296	116
See Accompanying Notes to Financial Highlights
130

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Global Real Estate Fund
Class A
10-31-12	15.74	0.26	1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.04	1.30	1.30	1.30	1.61	1,382,691	36
10-31-11	16.25	0.23	(0.15)	0.08	0.45	—	0.14	0.59	—	15.74	0.52	1.31	1.31†	1.31†	1.34†	1,212,619	37
10-31-10	14.26	0.23•	2.55	2.78	0.79	—	—	0.79	—	16.25	20.20	1.39	1.39†	1.39†	1.58†	1,179,941	53
10-31-09	12.56	0.32•	1.75	2.07	0.27	0.01	0.09	0.37	—	14.26	17.37	1.49	1.49†	1.49†	2.74†	893,470	66
10-31-08	24.19	0.33•	(11.19)	(10.86)	0.73	0.04	—	0.77	—	12.56	(46.00)	1.41	1.41†	1.41†	1.76†	836,314	44
Class B
10-31-12	13.02	0.12•	1.57	1.69	0.20	—	0.06	0.26	—	14.45	13.11	2.05	2.05	2.05	0.87	12,849	36
10-31-11	13.54	0.08•	(0.11)	(0.03)	0.35	—	0.14	0.49	—	13.02	(0.19)	2.06	2.06†	2.06†	0.57†	14,716	37
10-31-10	12.01	0.11•	2.13	2.24	0.71	—	—	0.71	—	13.54	19.33	2.14	2.14†	2.14†	0.88†	20,350	53
10-31-09	10.66	0.20•	1.46	1.66	0.22	0.01	0.08	0.31	—	12.01	16.39	2.24	2.24†	2.24†	2.06†	22,218	66
10-31-08	20.67	0.16•	(9.52)	(9.36)	0.61	0.04	—	0.65	—	10.66	(46.40)	2.16	2.16†	2.16†	0.99†	23,663	44
Class C
10-31-12	13.81	0.12•	1.68	1.80	0.20	—	0.06	0.26	—	15.35	13.11	2.05	2.05	2.05	0.86	209,857	36
10-31-11	14.33	0.10	(0.13)	(0.03)	0.35	—	0.14	0.49	—	13.81	(0.19)	2.06	2.06†	2.06†	0.58†	207,588	37
10-31-10	12.67	0.11•	2.26	2.37	0.71	—	—	0.71	—	14.33	19.33	2.14	2.14†	2.14†	0.83†	201,027	53
10-31-09	11.22	0.21•	1.54	1.75	0.22	0.01	0.07	0.30	—	12.67	16.40	2.24	2.24†	2.24†	2.03†	149,943	66
10-31-08	21.70	0.16	(9.99)	(9.83)	0.61	0.04	—	0.65	—	11.22	(46.38)	2.16	2.16†	2.16†	0.99†	153,110	44
Class I
10-31-12	15.75	0.28	1.95	2.23	0.35	—	0.06	0.41	—	17.57	14.30	1.00	1.00	1.00	1.88	2,495,254	36
10-31-11	16.25	0.27•	(0.12)	0.15	0.51	—	0.14	0.65	—	15.75	0.92	0.99	0.99†	0.99†	1.65†	1,709,220	37
10-31-10	14.26	0.28•	2.56	2.84	0.85	—	—	0.85	—	16.25	20.65	0.99	0.99†	0.99†	1.89†	1,232,413	53
10-31-09	12.57	0.35•	1.76	2.11	0.30	0.01	0.11	0.42	—	14.26	17.76	1.12	1.12†	1.12†	2.96†	457,742	66
10-31-08	24.21	0.38•	(11.17)	(10.79)	0.81	0.04	—	0.85	—	12.57	(45.77)	1.01	1.01†	1.01†	2.12†	225,881	44
Class O
10-31-12	15.74	0.26•	1.93	2.19	0.30	—	0.06	0.36	—	17.57	14.03	1.30	1.30	1.30	1.61	13,974	36
10-31-11	16.25	0.20	(0.12)	0.08	0.45	—	0.14	0.59	—	15.74	0.51	1.31	1.31†	1.31†	1.33†	13,521	37
10-31-10	14.26	0.24•	2.54	2.78	0.79	—	—	0.79	—	16.25	20.19	1.39	1.39†	1.39†	1.61†	14,861	53
10-31-09	12.55	0.32•	1.76	2.08	0.27	0.01	0.09	0.37	—	14.26	17.38	1.49	1.49†	1.49†	2.76†	13,575	66
10-31-08	24.19	0.33•	(11.19)	(10.86)	0.74	0.04	—	0.78	—	12.55	(46.03)	1.41	1.41†	1.41†	1.74†	12,758	44
Class R
10-31-12	15.73	0.16•	1.98	2.14	0.29	—	0.06	0.35	—	17.52	13.71	1.55	1.55	1.55	0.97	1,134	36
08-05-11(4) - 10-31-11	15.54	(0.02)•	0.31	0.29	0.05	—	0.05	0.10	—	15.73	1.98	1.56	1.56†	1.56†	(0.56)†	3	37
Class W
10-31-12	15.77	0.29	1.94	2.23	0.34	—	0.06	0.40	—	17.60	14.29	1.05	1.05	1.05	1.82	371,321	36
10-31-11	16.28	0.26•	(0.14)	0.12	0.49	—	0.14	0.63	—	15.77	0.78	1.06	1.06†	1.06†	1.59†	283,208	37
10-31-10	14.28	0.27•	2.56	2.83	0.83	—	—	0.83	—	16.28	20.52	1.14	1.14†	1.14†	1.81†	248,192	53
See Accompanying Notes to Financial Highlights
131

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
10-31-09	12.59	0.34•	1.78	2.12	0.31	0.01	0.11	0.43	—	14.28	17.78	1.12	1.12†	1.12†	2.88†	151,558	66
02-12-08(4) - 10-31-08	19.29	0.28	(6.65)	(6.37)	0.33	—	—	0.33	—	12.59	(33.53)	1.01	1.01†	1.01†	1.95†	50,233	44
ING International Core Fund
Class I
10-31-12	8.83	0.12	0.48	0.60	0.08	—	—	0.08	—	9.35	6.92	1.00	0.95	0.95	1.46	405,163	71
02-08-11(4) - 10-31-11	10.00	0.11•	(1.28)	(1.17)	—	—	—	—	—	8.83	(11.70)	1.00	0.95	0.95	1.56	349,613	57
Class W
08-07-12(4) - 10-31-12	9.08	0.01•	0.26	0.27	—	—	—	—	—	9.35	2.97	1.00	0.95	0.95	0.53	4,967	71
ING International Growth Fund
Class I
10-31-12	9.30	0.15	0.61	0.76	0.15	0.04	—	0.19	—	9.87	8.46	1.02	0.99	0.99	1.77	164,602	42
01-06-11(4) - 10-31-11	10.00	0.15	(0.85)	(0.70)	—	—	—	—	—	9.30	(7.00)	1.07	0.99	0.99	1.91	150,232	33
See Accompanying Notes to Financial Highlights
132

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING International Real Estate Fund
Class A
10-31-12	7.81	0.19	1.18	1.37	0.19	—	—	0.19	—	8.99	17.90	1.47	1.50	1.50	2.23	179,398	44
10-31-11	8.85	0.15	(0.73)	(0.58)	0.46	—	—	0.46	—	7.81	(6.96)	1.47	1.47	1.47	1.84	189,499	66
10-31-10	8.48	0.14•	0.85	0.99	0.62	—	—	0.62	—	8.85	12.46	1.50	1.50†	1.50†	1.77†	240,779	60
10-31-09	6.91	0.17	1.57	1.74	0.17	—	—	0.17	—	8.48	25.77	1.73	1.53†	1.53†	2.43†	116,989	72
10-31-08	14.56	0.33	(7.43)	(7.10)	0.36	—	0.19	0.55	—	6.91	(50.31)	1.48	1.50†	1.50†	1.76†	89,623	46
Class B
10-31-12	7.78	0.13	1.18	1.31	0.13	—	—	0.13	—	8.96	17.07	2.22	2.25	2.25	1.46	1,682	44
10-31-11	8.82	0.09•	(0.74)	(0.65)	0.39	—	—	0.39	—	7.78	(7.79)	2.22	2.22	2.22	1.06	2,088	66
10-31-10	8.44	0.08•	0.86	0.94	0.56	—	—	0.56	—	8.82	11.74	2.25	2.25†	2.25†	1.05†	3,019	60
10-31-09	6.88	0.12	1.56	1.68	0.12	—	—	0.12	—	8.44	24.82	2.48	2.28†	2.28†	1.78†	3,875	72
10-31-08	14.50	0.25	(7.41)	(7.16)	0.27	—	0.19	0.46	—	6.88	(50.72)	2.23	2.25†	2.25†	1.00†	4,004	46
Class C
10-31-12	7.78	0.12	1.19	1.31	0.13	—	—	0.13	—	8.96	17.07	2.22	2.25	2.25	1.46	16,340	44
10-31-11	8.81	0.11	(0.75)	(0.64)	0.39	—	—	0.39	—	7.78	(7.64)	2.22	2.22	2.22	1.12	18,966	66
10-31-10	8.44	0.08•	0.85	0.93	0.56	—	—	0.56	—	8.81	11.65	2.25	2.25†	2.25†	1.05†	25,632	60
10-31-09	6.88	0.13	1.54	1.67	0.11	—	—	0.11	—	8.44	24.76	2.48	2.28†	2.28†	1.81†	26,520	72
10-31-08	14.49	0.29	(7.44)	(7.15)	0.27	—	0.19	0.46	—	6.88	(50.69)	2.23	2.25†	2.25†	1.00†	36,661	46
Class I
10-31-12	7.82	0.20	1.20	1.40	0.22	—	—	0.22	—	9.00	18.30	1.17	1.17	1.17	2.56	288,945	44
10-31-11	8.87	0.19	(0.75)	(0.56)	0.49	—	—	0.49	—	7.82	(6.75)	1.14	1.14	1.14	2.08	253,837	66
10-31-10	8.49	0.18	0.85	1.03	0.65	—	—	0.65	—	8.87	12.90	1.17	1.17†	1.17†	2.13†	365,799	60
10-31-09	6.92	0.19	1.57	1.76	0.19	—	—	0.19	—	8.49	26.12	1.23	1.23†	1.23†	2.80†	387,251	72
10-31-08	14.58	0.23•	(7.31)	(7.08)	0.39	—	0.19	0.58	—	6.92	(50.14)	1.16	1.18†	1.18†	2.22†	290,227	46
Class W
10-31-12	7.84	0.16	1.23	1.39	0.21	—	—	0.21	—	9.02	18.15	1.22	1.22	1.22	2.20	23,057	44
10-31-11	8.89	0.19•	(0.75)	(0.56)	0.49	—	—	0.49	—	7.84	(6.76)	1.22	1.22	1.22	2.21	10,270	66
10-31-10	8.51	0.16•	0.86	1.02	0.64	—	—	0.64	—	8.89	12.80	1.25	1.25†	1.25†	2.01†	5,202	60
10-31-09	6.91	0.19	1.60	1.79	0.19	—	—	0.19	—	8.51	26.61	1.23	1.23†	1.23†	2.85†	2,094	72
02-12-08(4) - 10-31-08	11.48	0.17•	(4.59)	(4.42)	0.10	—	0.05	0.15	—	6.91	(38.91)	1.18	1.20†	1.20†	2.45†	307	46
See Accompanying Notes to Financial Highlights
133

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING International Small Cap Fund
Class A
10-31-12	35.39	0.42•	1.73	2.15	0.57	—	—	0.57	0.10	37.07	6.62(a)	1.77	1.74	1.74	1.20	81,948	31
10-31-11	37.55	0.29•	(2.32)	(2.03)	0.14	—	—	0.14	0.01	35.39	(5.41)(b)	1.72	1.70†	1.70†	0.74†	99,873	37
10-31-10	31.45	0.14•	6.28	6.42	0.40	—	—	0.40	0.08	37.55	20.85(c)	1.81	1.79†	1.79†	0.42†	144,594	63
10-31-09	22.73	0.21•	9.04	9.25	0.71	—	—	0.71	0.18	31.45	42.73(d)	1.95	1.95†	1.95†	0.85†	177,914	103
10-31-08	66.43	0.65	(36.15)	(35.50)	0.32	7.88	—	8.20	—	22.73	(59.84)	1.70	1.70	1.70	1.27	160,896	84
Class B
10-31-12	37.10	0.19•	1.90	2.09	0.17	—	—	0.17	0.10	39.12	5.96(a)	2.42	2.39	2.39	0.51	1,888	31
10-31-11	39.49	(0.00)•*	(2.41)	(2.41)	0.00*	—	—	0.00*	0.02	37.10	(6.05)(b)	2.37	2.35†	2.35†	(0.01)†	2,592	37
10-31-10	33.01	(0.09)•	6.62	6.53	0.13	—	—	0.13	0.08	39.49	20.07(c)	2.46	2.44†	2.44†	(0.27)†	5,120	63
10-31-09	23.48	0.06•	9.45	9.51	0.17	—	—	0.17	0.19	33.01	41.60(d)	2.60	2.60†	2.60†	0.24†	8,383	103
10-31-08	68.31	0.21•	(37.16)	(36.95)	—	7.88	—	7.88	—	23.48	(60.10)	2.35	2.35	2.35	0.45	11,892	84
Class C
10-31-12	32.93	0.18•	1.63	1.81	0.33	—	—	0.33	0.09	34.50	5.94(a)	2.42	2.39	2.39	0.55	20,351	31
10-31-11	35.04	0.04•	(2.16)	(2.12)	0.00*	—	—	0.00*	0.01	32.93	(6.02)(b)	2.37	2.35†	2.35†	0.11†	23,410	37
10-31-10	29.41	(0.07)•	5.87	5.80	0.24	—	—	0.24	0.07	35.04	20.05(c)	2.46	2.44†	2.44†	(0.23)†	31,078	63
10-31-09	21.15	0.05•	8.46	8.51	0.42	—	—	0.42	0.17	29.41	41.80(d)	2.60	2.60†	2.60†	0.21†	31,928	103
10-31-08	62.48	0.34	(33.79)	(33.45)	—	7.88	—	7.88	—	21.15	(60.11)	2.35	2.35	2.35	0.58	29,760	84
Class I
10-31-12	35.50	0.57	1.74	2.31	0.77	—	—	0.77	0.10	37.14	7.15(a)	1.29	1.26	1.26	1.61	100,952	31
10-31-11	37.66	0.50•	(2.35)	(1.85)	0.32	—	—	0.32	0.01	35.50	(4.97)(b)	1.27	1.25†	1.25†	1.26†	153,676	37
10-31-10	31.53	0.33	6.27	6.60	0.55	—	—	0.55	0.08	37.66	21.45(c)	1.28	1.26†	1.26†	0.99†	210,965	63
10-31-09	22.85	0.32•	9.09	9.41	0.91	—	—	0.91	0.18	31.53	43.57(d)	1.45	1.45†	1.45†	1.29†	164,985	103
10-31-08	66.72	0.78	(36.25)	(35.47)	0.52	7.88	—	8.40	—	22.85	(59.66)	1.29	1.29	1.29	1.71	139,213	84
Class O
10-31-12	35.13	0.50	1.67	2.17	0.65	—	—	0.65	0.10	36.75	6.75(a)	1.67	1.64	1.64	1.37	1,573	31
10-31-11	37.30	0.39•	(2.37)	(1.98)	0.20	—	—	0.20	0.01	35.13	(5.32)(b)	1.62	1.60†	1.60†	1.00†	1,425	37
10-31-10	31.28	0.19	6.22	6.41	0.47	—	—	0.47	0.08	37.30	20.95(c)	1.71	1.69†	1.69†	0.66†	1,164	63
10-31-09	22.75	0.18•	9.07	9.25	0.90	—	—	0.90	0.18	31.28	43.07(d)	1.85	1.85†	1.85†	0.69†	565	103
06-04-08(4) - 10-31-08	47.28	0.18•	(24.71)	(24.53)	—	0.00*	—	—	—	22.75	(51.88)	1.60	1.60	1.60	1.39	62	84
Class W
10-31-12	42.00	0.66	2.05	2.71	0.72	—	—	0.72	0.12	44.11	7.02(a)	1.42	1.39	1.39	1.61	35,461	31
10-31-11	44.49	0.53•	(2.79)	(2.26)	0.25	—	—	0.25	0.02	42.00	(5.08)(b)	1.37	1.35†	1.35†	1.14†	26,693	37
10-31-10	37.21	0.32•	7.41	7.73	0.54	—	—	0.54	0.09	44.49	21.24(c)	1.46	1.44†	1.44†	0.82†	42,257	63
10-31-09	26.83	0.37	10.71	11.08	0.92	—	—	0.92	0.22	37.21	43.54(d)	1.45	1.45†	1.45†	1.32†	12,096	103
02-12-08(4) - 10-31-08	50.70	0.50•	(24.37)	(23.87)	—	0.00*	—	—	—	26.83	(47.08)	1.29	1.29	1.29	1.80	10,366	84
See Accompanying Notes to Financial Highlights
134

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING International Value Choice Fund
Class A
10-31-12	10.13	0.16	(0.82)	(0.66)	0.27	—	—	0.27	—	9.20	(6.42)	1.94	1.56	1.53	1.64	18,559	29
10-31-11	10.96	0.16	(0.90)	(0.74)	0.09	—	—	0.09	—	10.13	(6.82)	1.82	1.60†	1.60†	1.42†	21,037	48
10-31-10	9.68	0.08•	1.26	1.34	0.06	—	—	0.06	—	10.96	13.95	1.78	1.70†	1.70†	0.77†	22,683	43
10-31-09	7.56	0.06	2.14	2.20	0.08	—	—	0.08	—	9.68	29.22	1.83	1.70†	1.70†	0.86†	15,615	44
10-31-08	14.89	0.06	(5.31)	(5.25)	0.10	1.98	—	2.08	—	7.56	(40.21)	1.62	1.65†	1.64†	0.52†	8,940	73
Class B
10-31-12	9.95	0.09•	(0.79)	(0.70)	0.15	—	—	0.15	—	9.10	(7.02)	2.69	2.31	2.28	0.95	325	29
10-31-11	10.77	0.08•	(0.90)	(0.82)	—	—	—	—	—	9.95	(7.61)	2.57	2.35†	2.35†	0.58†	481	48
10-31-10	9.53	0.01•	1.24	1.25	0.01	—	—	0.01	—	10.77	13.11	2.53	2.45†	2.45†	0.09†	1,160	43
10-31-09	7.44	0.02•	2.07	2.09	0.00*	—	—	0.00*	—	9.53	28.13	2.58	2.45†	2.45†	0.18†	1,786	44
10-31-08	14.67	(0.03)•	(5.22)	(5.25)	0.00*	1.98	—	1.98	—	7.44	(40.63)	2.37	2.40†	2.39†	(0.27)†	1,738	73
Class C
10-31-12	9.96	0.09•	(0.80)	(0.71)	0.18	—	—	0.18	—	9.07	(7.06)	2.69	2.31	2.28	0.96	2,642	29
10-31-11	10.80	0.09	(0.90)	(0.81)	0.03	—	—	0.03	—	9.96	(7.55)	2.57	2.35†	2.35†	0.69†	4,449	48
10-31-10	9.56	0.01•	1.24	1.25	0.01	—	—	0.01	—	10.80	13.07	2.53	2.45†	2.45†	0.06†	5,195	43
10-31-09	7.46	0.01•	2.09	2.10	0.00*	—	—	0.00*	—	9.56	28.19	2.58	2.45†	2.45†	0.14†	4,091	44
10-31-08	14.70	(0.03)•	(5.23)	(5.26)	—	1.98	—	1.98	—	7.46	(40.62)	2.37	2.40†	2.39†	(0.25)†	2,267	73
Class I
10-31-12	10.14	0.19	(0.83)	(0.64)	0.30	—	—	0.30	—	9.20	(6.20)	1.73	1.35	1.32	1.85	1,425	29
10-31-11	10.96	0.23•	(0.93)	(0.70)	0.12	—	—	0.12	—	10.14	(6.50)	1.38	1.28†	1.28†	1.82†	3,892	48
10-31-10	9.67	0.12•	1.25	1.37	0.08	—	—	0.08	—	10.96	14.26	1.35	1.35†	1.35†	1.24†	17,722	43
10-31-09	7.57	0.10•	2.12	2.22	0.12	—	—	0.12	—	9.67	29.58	1.39	1.39†	1.39†	1.19†	27,654	44
10-31-08	14.92	0.09	(5.30)	(5.21)	0.16	1.98	—	2.14	—	7.57	(39.96)	1.27	1.30†	1.29†	0.80†	36,089	73
Class W
10-31-12	10.14	0.21•	(0.84)	(0.63)	0.30	—	—	0.30	—	9.21	(6.11)	1.69	1.31	1.28	2.43	73	29
10-31-11	10.97	0.22	(0.94)	(0.72)	0.11	—	—	0.11	—	10.14	(6.62)	1.57	1.35†	1.35†	2.06†	63	48
10-31-10	9.68	0.12•	1.25	1.37	0.08	—	—	0.08	—	10.97	14.27	1.53	1.45†	1.45†	1.15†	34	43
06-01-09(4) - 10-31-09	9.18	0.01•	0.49	0.50	—	—	—	—	—	9.68	5.45	1.39	1.39†	1.39†	0.30†	3	44
See Accompanying Notes to Financial Highlights
135

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING International Value Equity Fund
Class A
10-31-12	32.23	0.29•	(2.74)	(2.45)	0.31	3.05	—	3.36	0.02	26.44	(7.71)(a)	1.58	1.51	1.47	1.05	82,688	35
10-31-11	31.83	0.21	0.66	0.87	0.47	—	—	0.47	—	32.23	2.69	1.43	1.43†	1.42†	0.70†	233,166	67
10-31-10	26.25	0.10	5.61	5.71	0.17	—	—	0.17	0.04	31.83	21.97(e)	1.50	1.49	1.48	0.44	200,835	49
10-31-09	16.84	0.12•	9.29	9.41	—	—	—	—	—	26.25	55.88	1.58	1.50†	1.49†	0.56†	107,499	81
10-31-08	28.40	0.11	(11.51)	(11.40)	0.16	—	—	0.16	—	16.84	(40.34)	1.62	1.55†	1.53†	0.41†	38,258	73
Class B
10-31-12	34.28	0.12•	(2.94)	(2.82)	—	3.05	—	3.05	0.02	28.43	(8.35)(a)	2.33	2.26	2.22	0.42	3,256	35
10-31-11	33.82	(0.04)•	0.70	0.66	0.20	—	—	0.20	—	34.28	1.94	2.18	2.18†	2.17†	(0.12)†	5,771	67
10-31-10	28.00	(0.11)	5.96	5.85	0.07	—	—	0.07	0.04	33.82	21.07(e)	2.25	2.24	2.23	(0.34)	7,557	49
10-31-09	18.10	(0.05)	9.95	9.90	—	—	—	—	—	28.00	54.70	2.33	2.25†	2.24†	(0.19)†	7,105	81
10-31-08	30.58	(0.11)•	(12.37)	(12.48)	—	—	—	—	—	18.10	(40.81)	2.37	2.30†	2.28†	(0.39)†	6,722	73
Class C
10-31-12	30.27	0.08•	(2.57)	(2.49)	0.08	3.05	—	3.13	0.02	24.67	(8.36)(a)	2.33	2.26	2.22	0.32	52,628	35
10-31-11	30.03	(0.01)•	0.60	0.59	0.35	—	—	0.35	—	30.27	1.93	2.18	2.18†	2.17†	(0.05)†	134,665	67
10-31-10	24.88	(0.09)•	5.28	5.19	0.08	—	—	0.08	0.04	30.03	21.04(e)	2.25	2.24	2.23	(0.33)	103,709	49
10-31-09	16.08	(0.05)	8.85	8.80	—	—	—	—	—	24.88	54.73	2.33	2.25†	2.24†	(0.30)†	48,308	81
10-31-08	27.18	(0.09)	(10.99)	(11.08)	0.02	—	—	0.02	—	16.08	(40.79)	2.37	2.30†	2.28†	(0.36)†	21,045	73
Class I
10-31-12	32.58	0.26•	(2.69)	(2.43)	0.43	3.05	—	3.48	0.02	26.69	(7.54)(a)	1.26	1.26	1.22	0.90	30,701	35
10-31-11	32.14	0.37•	0.62	0.99	0.55	—	—	0.55	—	32.58	3.04	1.08	1.08†	1.07†	1.09†	241,105	67
10-31-10	26.46	0.25•	5.63	5.88	0.24	—	—	0.24	0.04	32.14	22.49(e)	1.12	1.11	1.10	0.84	152,120	49
10-31-09	16.92	0.18•	9.36	9.54	—	—	—	—	—	26.46	56.38	1.18	1.17†	1.16†	0.82†	10,388	81
10-31-08	28.57	0.22	(11.59)	(11.37)	0.28	—	—	0.28	—	16.92	(40.13)	1.22	1.22†	1.20†	0.76†	5,794	73
Class W
10-31-12	32.50	0.37•	(2.76)	(2.39)	0.39	3.05	—	3.44	0.02	26.69	(7.43)(a)	1.33	1.26	1.22	1.32	8,308	35
10-31-11	32.07	0.29	0.68	0.97	0.54	—	—	0.54	—	32.50	2.98	1.18	1.18†	1.17†	0.87†	25,458	67
10-31-10	26.46	0.21•	5.60	5.81	0.24	—	—	0.24	0.04	32.07	22.23(e)	1.25	1.24	1.23	0.73	30,105	49
06-01-09(4) - 10-31-09	24.24	(0.08)•	2.30	2.22	—	—	—	—	—	26.46	9.16	1.18	1.17†	1.16†	(0.79)†	250	81
See Accompanying Notes to Financial Highlights
136

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING International Value Fund
Class A
10-31-12	10.59	0.21•	(0.12)	0.09	0.28	—	—	0.28	0.01	10.41	1.20(a)	1.67	1.61	1.61	2.05	185,195	33
10-31-11	11.78	0.20•	(1.16)	(0.96)	0.23	—	—	0.23	0.00*	10.59	(8.33)(f)	1.65	1.64†	1.64†	1.68†	306,024	116
10-31-10	11.30	0.18•	0.45	0.63	0.17	—	—	0.17	0.02	11.78	5.78(g)	1.62	1.62†	1.62†	1.63†	549,016	81
10-31-09	11.13	0.14	1.88	2.02	0.35	1.51	—	1.86	0.01	11.30	21.74(h)	1.75	1.75†	1.75†	1.25†	725,329	92
10-31-08	23.15	0.39	(8.83)	(8.44)	0.23	3.35	—	3.58	—	11.13	(42.58)	1.58	1.58†	1.57†	1.95†	931,162	23
Class B
10-31-12	10.61	0.13•	(0.11)	0.02	0.16	—	—	0.16	0.01	10.48	0.45(a)	2.37	2.31	2.31	1.29	635	33
10-31-11	11.66	0.11•	(1.16)	(1.05)	0.00*	—	—	0.00*	0.00*	10.61	(9.00)(f)	2.35	2.34†	2.34†	0.94†	1,430	116
10-31-10	11.14	0.11•	0.43	0.54	0.04	—	—	0.04	0.02	11.66	5.07(g)	2.32	2.32†	2.32†	0.96†	3,132	81
10-31-09	10.88	0.06•	1.87	1.93	0.17	1.51	—	1.68	0.01	11.14	20.91(h)	2.45	2.45†	2.45†	0.65†	37,743	92
10-31-08	22.64	0.19•	(8.58)	(8.39)	0.02	3.35	—	3.37	—	10.88	(43.00)	2.28	2.28†	2.27†	1.12†	85,873	23
Class C
10-31-12	10.23	0.14•	(0.12)	0.02	0.19	—	—	0.19	0.01	10.07	0.51(a)	2.37	2.31	2.31	1.38	101,301	33
10-31-11	11.40	0.11•	(1.12)	(1.01)	0.16	—	—	0.16	0.00*	10.23	(8.98)(f)	2.35	2.34†	2.34†	0.98†	137,199	116
10-31-10	10.95	0.11•	0.43	0.54	0.11	—	—	0.11	0.02	11.40	5.07(g)	2.32	2.26†	2.26†	0.99†	210,574	81
10-31-09	10.79	0.05•	1.85	1.90	0.24	1.51	—	1.75	0.01	10.95	20.92(h)	2.45	2.40†	2.40†	0.58†	279,060	92
10-31-08	22.52	0.27	(8.57)	(8.30)	0.08	3.35	—	3.43	—	10.79	(42.94)	2.28	2.18†	2.17†	1.34†	326,812	23
Class I
10-31-12	10.58	0.27	(0.15)	0.12	0.33	—	—	0.33	0.01	10.38	1.57(a)	1.23	1.17	1.17	2.50	195,304	33
10-31-11	11.77	0.23•	(1.16)	(0.93)	0.26	—	—	0.26	0.00*	10.58	(8.04)(f)	1.29	1.28†	1.28†	1.97†	258,683	116
10-31-10	11.30	0.23•	0.44	0.67	0.22	—	—	0.22	0.02	11.77	6.15(g)	1.27	1.27†	1.27†	2.02†	449,321	81
10-31-09	11.16	0.16•	1.90	2.06	0.42	1.51	—	1.93	0.01	11.30	22.23(h)	1.33	1.33†	1.33†	1.65†	607,517	92
10-31-08	23.22	0.47	(8.87)	(8.40)	0.31	3.35	—	3.66	—	11.16	(42.37)	1.28	1.28†	1.27†	2.23†	735,622	23
Class W
10-31-12	10.57	0.26•	(0.15)	0.11	0.31	—	—	0.31	0.01	10.38	1.49(a)	1.37	1.31	1.31	2.54	149	33
10-31-11	11.76	0.08•	(1.01)	(0.93)	0.26	—	—	0.26	0.00*	10.57	(8.06)(f)	1.35	1.34†	1.34†	0.70†	445	116
10-31-10	11.30	0.22	0.44	0.66	0.22	—	—	0.22	0.02	11.76	6.04(g)	1.32	1.32†	1.32†	1.99†	24,507	81
07-20-09(4) - 10-31-09	10.42	0.01•	0.87	0.88	—	—	—	—	—	11.30	8.45	1.33	1.33†	1.33†	0.20†	3	92
See Accompanying Notes to Financial Highlights
137

FINANCIAL HIGHLIGHTS  (continued) Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Russia Fund(i)
Class A
10-31-12	33.52	0.15	(2.23)	(2.08)	—	—	—	—	—	31.44	(6.21)	2.14	2.14	2.14	0.43	235,622	46
10-31-11	36.52	(0.12)•	(2.88)	(3.00)	—	—	—	—	—	33.52	(8.21)	2.03	2.03	2.03	(0.29)	317,715	31
10-31-10	29.53	(0.33)•	7.32	6.99	—	—	—	—	—	36.52	23.67	2.11	2.11	2.11	(0.98)	418,162	30
10-31-09	25.60	(0.19)	12.20	12.01	—	8.08	—	8.08	—	29.53	65.55	2.21	2.21	2.21	(0.98)	373,249	46
10-31-08	78.13	(0.48)	(40.46)	(40.94)	—	11.59	0.00*	11.59	—	25.60	(61.70)	2.06	2.06	2.06	(0.60)	261,127	43
Class I
10-31-12	33.79	0.25•	(2.28)	(2.03)	—	—	—	—	—	31.76	(6.01)	1.96	1.96	1.96	0.77	8,675	46
10-31-11	36.64	(0.02)	(2.83)	(2.85)	—	—	—	—	—	33.79	(7.78)	1.73	1.73	1.73	(0.04)	10,528	31
10-31-10	29.54	(0.10)	7.20	7.10	—	—	—	—	—	36.64	24.04	1.71	1.71	1.71	(0.38)	8,151	30
09-30-09(4) - 10-31-09	28.27	(0.04)•	1.31	1.27	—	—	—	—	—	29.54	4.49	1.68	1.68	1.68	(1.68)	3	46
Class W
10-31-12	33.74	0.47•	(2.49)	(2.02)	—	—	—	—	—	31.72	(5.99)	1.89	1.89	1.89	1.51	64	46
08-05-11(4) - 10-31-11	39.53	(0.03)	(5.76)	(5.79)	—	—	—	—	—	33.74	(14.65)	1.78	1.78	1.78	(0.41)	3	31

See Accompanying Notes to Financial Highlights
138

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

(a)	Excluding a distribution payment from settlement of a regulatory matter during the fiscal year ended October 31, 2012, ING Global Natural Resources Fund total return would have been (5.14)%, (4.67)%, and (4.90)% on Classes A, I, and W, respectively; ING International Small Cap Fund total return would have been 6.33%, 5.68%, 5.64%, 6.85%, 6.46%, and 6.72% on Classes A, B, C, I, O, and W, respectively; ING International Value Equity Fund total return would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I, and W, respectively; and ING International Value Fund total return would have been 1.07%, 0.32%, 0.38%, 1.44%, and 1.36% on Classes A, B, C, I, and W, respectively.

(b)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, ING International Small Cap Fund total return would have been (5.45)%, (6.09)%, (6.06)%, (5.01)%, (5.36)%, and (5.12)% on Classes A, B, C, I, O, and W, respectively.

(c)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, ING International Small Cap Fund total return would have been 20.60%, 19.82%, 19.80%, 21.20%, 20.70%, and 20.98% on Classes A, B, C, I, O, and W, respectively.

(d)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, ING International Small Cap Fund total return would have been 41.91%, 40.78%, 40.97%, 42.75%, 42.20%, and 42.70% on Classes A, B, C, I, O, and W, respectively.

(e)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, ING International Value Equity Fund total return would have been 21.82%, 20.92%, 20.89%, 22.34%, and 22.08% on Classes A, B, C, I, and W, respectively.

(f)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, ING International Value Fund total return would have been (8.34)%, (9.02)%, (9.00)%, (8.05)%, and (8.07)% on Classes A, B, C, I, and W, respectively.

(g)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, ING International Value Fund total return would have been 5.61%, 4.90%, 4.90%, 5.98%, and 5.87% on Classes A, B, C, I, and W, respectively.

(h)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, ING International Value Fund total return would have been 21.64%, 20.80%, 20.81%, and 22.12% on Classes A, B, C, and I, respectively.

(i)	For the year ended October 31, 2008, Class A redemption fees applied to capital were less than $0.005.

139

TO OBTAIN MORE INFORMATION
You’ll find more information about the Funds in our:

ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Funds’ annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds’ performance during the last fiscal year, the financial statements and the independent registered public accounting firm’s reports (in the annual shareholder report only).

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.

Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.

To make shareholder inquiries contact: The ING Funds 7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034 1-800-992-0180 or visit our website at www.INGInvestment.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC’s Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:

U.S. Securities and Exchange Commission Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Funds’ SEC file numbers. The file numbers are as follows:

ING Mayflower Trust	811-07978
ING International Value Fund
ING Mutual Funds	811-07428
ING Emerging Markets Equity Dividend Fund
ING Emerging Markets Equity Fund
ING Global Bond Fund
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Opportunities Fund
ING Global Real Estate Fund
ING International Core Fund
ING International Growth Fund
ING International Real Estate Fund
ING International Small Cap Fund
ING International Value Choice Fund
ING International Value Equity Fund
ING Russia Fund

PRO-UINTALL (0213-022813)

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2013

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

ING MAYFLOWER TRUST

ING International Value Fund

Class/Ticker; A/NIVAX; B/NIVBX; C/NIVCX; I/NIIVX; W/IIVWX

ING MUTUAL FUNDS

ING Emerging Markets Equity Fund

Class/Ticker; A/IEMHX; B/IEMEX; C/IEMJX; I/IEMGX; R/IEMKX; W/IEMLX

ING Emerging Markets Equity Dividend Fund (formerly, ING Greater China Fund)

Class/Ticker; A/IFCAX; B/IFCBX; C/IFCCX; I/IFCIX; O/IFCOX; W/IFCWX

ING Global Bond Fund

Class/Ticker; A/INGBX; B/IGBBX; C/IGBCX; I/IGBIX; O/IGBOX; P*/IGBPX; R/IGBRX; W/IGBWX

ING Global Equity Dividend Fund

Class/Ticker; A/IAGEX; B/IBGEX; C/ICGEX; I/IGEIX; O/IDGEX; W/IGEWX

ING Global Natural Resources Fund

Class/Ticker; A/LEXMX; I/IRGNX; W/IGNWX

ING Global Opportunities Fund

Class/Ticker; A/IAFAX; B/IAFBX; C/ICFCX; I/IAFIX; W/IFFWX

ING Global Real Estate Fund

Class/Ticker; A/IGLAX; B/IGBAX; C/IGCAX; I/IGLIX; O/IDGTX; R/IGARX; W/IRGWX

ING International Core Fund

Class/Ticker; I/IICFX; W/IICWX

ING International Growth Fund

Class/Ticker; I/IIGIX

ING International Real Estate Fund

Class/Ticker; A/IIRAX; B/IIRBX; C/IIRCX; I/IIRIX; W/IIRWX

ING International Small Cap Fund

 Class/Ticker; A/NTKLX; B/NAPBX; C/NARCX; I/NAPIX; O/NAPOX; W/ISCWX

ING International Value Choice Fund(1)

Class/Ticker; A/IVCAX; B/IVCBX; C/IVCCX; I/IVCIX; W/IWVCX

ING International Value Equity Fund (formerly, ING Global Value Choice Fund)

Class/Ticker; A/NAWGX; B/NAWBX; C/NAWCX; I/NAWIX; W/IGVWX

ING Russia Fund

Class/Ticker; A/LETRX; I/IIRFX; W/IWRFX

Class A, Class B, Class C, Class I, Class O, Class R, and Class W Shares

This Statement of Additional Information (“SAI”) relates to the series listed above (each a “Fund” and collectively the “Funds”) of each investment company listed above (each a “Trust”).  A prospectus or prospectuses for the Funds dated February 28, 2013 (each a “Prospectus” and collectively, the “Prospectuses”), that provide the basic information you should know before investing in the Funds, may be obtained without charge from the Funds or the Funds’ principal underwriter, ING Investments Distributor, LLC (“Distributor”), at the address  or phone number written above.  This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated February 28, 2013, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto.  The Funds’ financial statements and the independent registered public accounting firm’s report thereon, included in the Funds’ annual shareholder report dated October 31, 2012, are incorporated herein by reference. Copies of the Prospectuses and annual or unaudited semi-annual shareholder reports may be obtained upon request and without charge by contacting the Funds at the address and phone number written above.  Investors holding Class O shares of ING Emerging Markets Equity Dividend Fund (“Emerging Markets Equity Dividend”), ING Global Bond Fund (“Global Bond”), ING Global Equity Dividend Fund (“Global Equity Dividend”), ING Global Real Estate Fund (“Global Real Estate”), and ING International Small Cap Fund (“International Small Cap”) may obtain copies of the Prospectuses and their annual or unaudited semi-annual shareholder reports by calling Capital One ShareBuilder, Inc. (“Capital One ShareBuilder”) (formerly, ShareBuilder Securities Corporation) at 1-800-747-2537.  Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectuses and some additional terms are defined particularly for this SAI.

*                       Patent Pending

1                       On September 6, 2012, the Fund’s Board of Trustees approved a proposal to reorganize the Fund into ING International Value Equity Fund (formerly, ING Global Value Choice Fund). If shareholder approval is obtained, it is expected that the reorganization will take place on or about March 23, 2013. The Fund may engage in transition management techniques prior to the closing of the reorganization during which time the Fund may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of ING International Value Equity Fund. For more information regarding ING International Value Equity Fund, please contact a Shareholder Services representative at (800) 992-0180.

INTRODUCTION	4
HISTORY OF THE TRUSTS	4
HISTORY OF THE FUNDS	5
SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS	6
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	77
TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS	99
PORTFOLIO TURNOVER	99
DISCLOSURE OF THE FUNDS’ PORTFOLIO SECURITIES	101
MANAGEMENT OF THE TRUSTS	102
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	120
CODE OF ETHICS	139
PROXY VOTING PROCEDURES	140
ADVISER	140
SUB-ADVISERS	146
PRINCIPAL UNDERWRITER	185
RULE 12B-1 PLANS	186
EXPENSES	190
ADMINISTRATOR	190
OTHER SERVICE PROVIDERS	191
PORTFOLIO TRANSACTIONS	192
DESCRIPTION OF SHARES	198
PURCHASE AND REDEMPTION OF SHARES	198
SALES CHARGES	200
SHAREHOLDER INFORMATION	206
SHAREHOLDER SERVICES AND PRIVILEGES	207
SHAREHOLDER ACCOUNTS AND SERVICES	210
NET ASSET VALUE	211
TAX CONSIDERATIONS	213
DISTRIBUTOR	222
CALCULATION OF PERFORMANCE DATA	225
DISTRIBUTIONS	231
GENERAL INFORMATION	232
FINANCIAL STATEMENTS	232
APPENDIX A — DESCRIPTION OF CORPORATE BOND RATINGS	A-1
APPENDIX B — PROXY VOTING PROCEDURES AND GUIDELINES	B-1

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Funds’ Prospectuses, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Funds’ securities and investment techniques. Some of the Funds’ investment techniques are described only in the Prospectuses and are not repeated herein.

HISTORY OF THE TRUSTS

ING Mayflower Trust

ING Mayflower Trust is a Massachusetts business trust registered as an open-end, management investment company.  The Company was organized in 1993 and  currently consists of one separately managed, diversified series, ING International Value Fund (“International Value Fund”), which is discussed in this SAI. International Value Fund commenced operations on March 6, 1995 as the Brandes International Fund, a series of Brandes Investment Trust.  It was reorganized on April 21, 1997 as Northstar International Value Fund, a series of ING Mayflower Trust.

On November 1, 1999, the name of ING Mayflower Trust was changed from Northstar Trust (formerly Northstar Advantage Trust) to Pilgrim Mayflower Trust.  On the same date, the name of Northstar International Value Fund was changed to Pilgrim International Value Fund.  On March 1, 2002, the name of ING Mayflower Trust was changed from Pilgrim Mayflower Trust to ING Mayflower Trust and the name of International Value Fund was changed from Pilgrim International Value Fund to ING International Value Fund.

ING Mutual Funds

ING Mutual Funds is a Delaware statutory trust registered as an open-end, management investment company.  ING Mutual Funds was organized in 1992 and currently consists of  sixteen (16) series all but one of which is discussed in this SAI.  For information regarding ING Diversified International Fund, please refer to its Prospectuses and SAI dated February 28, 2013.

Prior to a reorganization of ING Mutual Funds, which became effective on July 24, 1998, ING Mutual Funds offered shares in a number of separate diversified portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust (“Master Trust”).  The July 24, 1998 reorganization eliminated this two-tiered “master-feeder” structure.

Fund Organization Dates

The following table provides information on the dates on which the Funds were organized as a series of ING Mutual Funds.

Trust	Fund	Organization Date
ING Mutual Funds	Global Opportunities	July 1, 2003
	Global Equity Dividend	September 2, 2003
	International Value Choice	January 1, 2005
	International Real Estate	November 10, 2005
	Emerging Markets Equity Dividend	December 7, 2005
	Global Bond Fund	March 16, 2006

Fund Name Changes

Fund	Former Name(s)	Date of Change
Emerging Markets Equity Dividend	ING Greater China Fund	November 15, 2012
International Value Equity	ING Global Value Choice Fund	November 14, 2012
	ING Worldwide Growth Fund	February 1, 2005
Global Natural Resources	ING Precious Metals Fund	October 9, 2006
Global Opportunities	ING Foreign Fund	June 30, 2010
International Small Cap Fund	ING International SmallCap Multi-Manager Fund	February 29, 2012
	ING International SmallCap	December 17, 2007
	ING International SmallCap Growth Fund	March 1, 2005

Set forth below is information about certain Funds prior to the approval of the Reorganization:

ING Precious Metals Fund.  Prior to the Reorganization, ING Precious Metals Fund was the sole series of ING Precious Metals Fund, Inc.   ING Precious Metals Fund, Inc. was a corporation formed under the laws of the State of Maryland on May 11, 1988 under the name of Lexington Goldfund, Inc.  ING Precious Metals Fund, Inc. was originally organized as a Delaware corporation on December 3, 1975.  On October 9, 2006, the name of ING Precious Metals Fund was changed to ING Global Natural Resources Fund.

Global Real Estate Fund.  Prior to the Reorganization, Global Real Estate Fund was organized as a series of ING Funds Trust (“Funds Trust”), a Delaware business trust registered as an open-end, management investment company.  Funds Trust was organized on July 30, 1998.

Russia Fund.  Prior to the Reorganization, Russia Fund was the sole series of ING Russia Fund, Inc.  Russia Fund, Inc. was a corporation organized under the laws of the State of Maryland on November 20, 1995.

HISTORY OF THE FUNDS

On December 17, 2001, the Board of Trustees (the “Board”) of each of the various funds in the ING Fund Complex approved plans of reorganization which were intended to reduce the number of corporate entities under which the ING Funds are organized (“Reorganization”) and to align the open-end funds with similar open-end funds that share the same prospectus.  The Reorganization only resulted in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the Funds.  The Reorganization was consummated to align the ING Funds’ corporate structures and expedite the ING Funds’ required filings with the SEC.  Shareholders of International Value Fund did not approve the Reorganization; therefore the Fund remains part of ING Mayflower Trust.

As a result of the Reorganization, the following ING Funds were reorganized into series of ING Mutual Funds:  Global Real Estate Fund; Global Natural Resources Fund; and Russia Fund (collectively, the “Reorganizing Funds”).  In this regard, the Board approved the creation of a new series of ING Mutual Funds to serve as “shells” (the “Shell Funds”) into which the Reorganizing Funds were reorganized.  The plans of reorganization provided for, among other things, the transfer of assets and liabilities of the Reorganizing Funds into the Shell Funds.  Prior to September 21, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets.  For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to September 21, 2002 are the financial highlights of the Reorganizing Fund.  Global Equity Dividend Fund, Global Opportunities Fund, International Small Cap Fund and International Value Equity Fund were originally organized as series of ING Mutual Funds, and were not involved in the Reorganization.

ING Funds Service Providers

The following table reflects various ING services providers, their historical names, and the service they provide to the funds in the ING Fund Complex:

Current Name	Previous Name(s)	Service
ING Investments, LLC	ING Pilgrim Investments, LLC	Investment Adviser
ING Pilgrim Investments, Inc.
Pilgrim American Investments
Directed Services LLC	Directed Services, Inc.	Investment Adviser
ING Investment Mangement Co. LLC	ING Investment Management Co.	Sub-Adviser to certain funds
ING Investments Distributor, LLC	ING Funds Distributor, LLC	Distributor
ING Funds Distributor, Inc.
ING Pilgrim Securities, Inc.
Pilgrim America Securities, Inc.
ING Funds Services, LLC	ING Pilgrim Group, LLC	Administrator
ING Pilgrim Group, Inc.
Pilgrim Group, Inc.
Pilgrim Group America, Inc.

SUPPLEMENTAL DESCRIPTION OF FUND INVESTMENTS AND RISKS

Diversification/Concentration

The diversification/concentration status of each Fund is outlined in the table below.

Fund	Diversified	Non-Diversified	Concentrated
ING Emerging Markets Equity	X
ING Emerging Markets Equity Dividend	X
ING Global Bond		X
ING Global Equity Dividend	X
ING Global Natural Resources		X	X
ING Global Opportunities	X
ING Global Real Estate	X		X
ING International Core	X
ING International Growth	X
ING International Real Estate		X	X
ING International Small Cap	X
ING International Value	X
ING International Value Choice	X
ING International Value Equity	X
ING Russia		X

Diversified Investment Companies. The 1940 Act generally requires that a diversified fund may not, with respect to  75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer  and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in securities of other investment companies).

Non-Diversified Investment Companies. A non-diversified investment company under the 1940 Act means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.  The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. When compared to a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.

Concentration. As indicated above, some of the Funds “concentrate” (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in these assets at all times.  ING Russia Fund “(Russia Fund”) concentrates its assets in securities of a single region of the world.  As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

With respect to each Fund’s concentration policy, the adviser uses the Global Industry Classification Standards and Bloomberg L.P. to determine industry concentration.

Investments, Investment Strategies, and Risks

The table on the following pages identifies various securities and investment techniques used by the adviser or sub-advisers in managing the Funds.  The table indicates those securities and investment techniques that the adviser and the sub-advisers may use to manage a Fund.  The discussion following the table provides a more detailed description of those securities and investment techniques, along with the risks associated with them. A Fund may use any or all of these techniques at any one time, and the fact that the Fund may use a technique does not mean that the technique will be used.  A Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund’s investment objective, policies, and restrictions described in the Fund’s Prospectuses and/or in this SAI, as well as the federal securities laws.  There can be no assurance that a Fund will achieve its investment objective. A Fund’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated.  A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table.  The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Funds’ Prospectuses.  Where a particular type of security or investment technique is not discussed in a Fund’s Prospectuses, that security or investment technique is not a principal investment strategy, and the Fund will not invest more than 5% of its assets in such security or investment technique. See each Fund’s fundamental and non-fundamental investment restrictions for further information.

Asset Class/Investment Technique(1)	Emerging Markets Equity	Emerging Markets Equity Dividend	Global Bond	Global Equity Dividend	Global Natural Resources	Global Opportunities	Global Real Estate
Equity Securities
Common Stocks	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X
Gold and Other Precious Metals(2)					X	X
Initial Public Offerings	X	X	X	X	X	X	X
Mid- and/or Small-Capitalization Companies	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X
Private Funds	X		X	X	X	X
Real Estate Securities and Real Estate Investment Trusts	X	X	X	X	X	X	X
Rights	X	X	X	X	X	X	X
Unseasoned Companies	X	X	X	X	X	X	X
Fixed-Income Securities
Asset-Backed Securities	X	X	X	X	X	X
Banking Industry/Short-Term Investments(3)	X	X	X	X	X	X	X
Corporate Debt Securities	X	X	X	X	X	X	X
Credit-Linked Notes	X		X		X
Floating or Variable Rate Instruments	X	X	X	X	X	X	X
Government Trust Certificates	X		X		X
Guaranteed Investment Contracts	X		X	X	X
High-Yield Securities	X	X	X	X	X	X
Industrial Development Bonds and Pollution Control Bonds	X		X		X
Mortgage-Related Securities(4)	X	X	X	X	X	X	X
Adjustable Rate Mortgage Securities	X	X	X	X	X	X	X
Agency-Mortgage-Related Securities	X		X	X	X	X	X
Collateralized Mortgage Obligations	X	X	X	X	X	X	X
Government National Mortgage Association Certificates	X		X	X	X	X	X
Interest/Principal Only Stripped Mortgage-Backed Securities(5)	X	X	X				X
Subordinated Mortgage Securities	X	X	X	X	X	X	X
Municipal Securities	X		X	X	X		X
Municipal Lease Obligations and Certificates of Participation	X		X		X
Short-Term Municipal Securities	X	X	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X	X	X
Zero-Coupon Bonds and Pay-In-Kind Securities	X	X	X	X	X	X	X
Foreign and Emerging Market Equity and Debt Investments
Foreign/Emerging Market Equity and Debt Investments(6)	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X
Eurodollar Convertible Securities	X	X	X	X	X	X	X
Eurodollar and Yankee Dollar Instruments	X	X	X	X	X	X	X
Foreign Bank Obligations(7)	X	X	X	X	X	X	X
Foreign Currency Exchange Transactions	X	X	X	X	X	X	X

Asset Class/Investment Technique(1)	Emerging Markets Equity	Emerging Markets Equity Dividend	Global Bond	Global Equity Dividend	Global Natural Resources	Global Opportunities	Global Real Estate
Foreign Mortgage-Related Securities	X	X	X		X		X
Sovereign Debt Securities	X	X	X	X	X	X	X
Supranational Agencies(8)	X	X	X		X
Derivatives
Foreign Currency Futures Contracts(9)	X	X	X	X	X	X	X
Forward Currency Contracts	X	X	X	X	X	X	X
Futures Contracts and Options on Futures Contracts(10)(11)	X	X	X	X	X	X	X
Index-, Currency-, and Equity-Linked Debt Securities	X	X	X	X	X	X	X
Options	X	X	X	X	X	X	X
Exchange-Traded Options	X	X	X	X	X	X	X
Foreign Currency Options	X	X	X			X
Over-the-Counter Options	X	X	X	X	X	X	X
Put and Call Options(12)	X	X	X	X	X	X	X
Stock Index Options	X	X	X	X	X	X	X
Straddles	X	X	X	X	X	X	X
Put and Call Index Warrants(13)	X	X
Swaps Agreements and Options on Swap Agreements	X	X	X	X	X	X	X
Synthetic Convertible Securities(14)	X	X	X	X	X	X	X
Warrants(13)	X	X	X	X	X	X	X
Other Investment Practices and Risk
Borrowing(15)	X	X	X	X	X	X	X
Portfolio Hedging(16)	X	X	X	X	X	X	X
Repurchase Agreements(17)	X	X	X	X	X	X	X
Restricted Securities Illiquid Securities, and Liquidity Requirements	X	X	X	X	X		X
Reverse Repurchase Agreements and Dollar Roll Transactions(18)	X	X	X	X	X	X	X
Securities Lending(19)	X	X	X	X	X	X	X
Short Sales (20)	X		X	X	X	X
To Be Announced Sale Commitments	X	X	X	X	X	X	X
When Issued Securities & Delayed-DeliveryTransactions(21)	X	X	X	X	X	X	X

Asset Class/Investment Technique(1)	International Core	International Growth	International Real Estate	International Small Cap	International Value	International Value Choice	International Value Equity	Russia
Equity Investments
Common Stocks	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X
Gold and Other Precious Metals(2)
Initial Public Offerings	X	X	X	X	X	X	X	X
Mid- and/or Small-Capitalization Companies	X	X	X	X	X	X	X	X
Other Investment Companies	X	X	X	X	X	X	X	X

Asset Class/Investment Technique(1)	International Core	International Growth	International Real Estate	International Small Cap	International Value	International Value Choice	International Value Equity	Russia
Preferred Stocks	X	X	X	X	X	X	X	X
Private Funds	X	X			X		X
Real Estate Securities and Real Estate Investment Trusts	X	X	X		X		X
Rights	X	X	X	X	X	X	X	X
Unseasoned Companies	X	X	X	X	X	X	X	X
Fixed-Income Securities
Asset-Backed Securities	X	X		X	X	X	X	X
Banking Industry/Short-Term Investments(3)	X	X	X	X	X	X	X	X
Corporate Debt Securities	X	X	X	X	X	X	X	X
Credit-Linked Notes	X	X
Floating or Variable Rate Instruments	X	X	X	X	X	X		X
Government Trust Certificates	X	X
Guaranteed Investment Contracts	X	X				X	X
High-Yield Securities	X	X			X			X
Industrial Development Bonds and Pollution Control Bonds	X	X			X
Mortgage-Related Securities(4)	X	X	X	X	X	X	X	X
Adjustable Rate Mortgage Securities	X	X	X	X	X	X	X	X
Agency-Mortgage-Related Securities	X	X	X	X	X	X	X	X
Collateralized Mortgage Obligations	X	X	X	X	X	X	X	X
Government National Mortgage Association Certificates	X	X	X	X	X	X	X	X
Interest/Principal Only Stripped Mortgage- Backed Securities(5)	X	X	X	X	X	X	X	X
Subordinated Mortgage Securities	X	X	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X	X
Municipal Lease Obligations and Certificates of Participation	X	X			X
Short-Term Municipal Securities	X	X	X	X	X	X	X	X

Asset Class/Investment Technique(1)	International Core	International Growth	International Real Estate	International Small Cap	International Value	International Value Choice	International Value Equity	Russia
U.S. Government Securities	X	X	X	X	X	X	X	X
Zero-Coupon Bonds and Pay-In-Kind Bonds	X	X	X	X	X	X	X	X
Foreign and Emerging Market Investments
Foreign/Emerging Market Equity and Debt Investments(6)	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X
Eurodollar Convertible Securities	X	X	X	X	X	X	X	X
Eurodollar and Yankee Dollar Instruments	X	X	X	X	X	X	X	X
Foreign Bank Obligations(7)	X	X	X	X	X	X	X	X
Foreign Currency Exchange Transactions	X	X	X	X	X	X	X	X
Foreign Mortgage-Related Securities	X	X	X	X	X	X	X
Sovereign Debt Securities	X	X	X	X	X	X	X	X
Supranational Agencies(8)	X	X		X	X
Derivatives
Foreign Currency Futures Contracts(9)	X	X	X	X	X	X	X	X
Forward Currency Contracts	X	X	X	X	X	X	X	X
Futures Contracts and Options on Futures Contracts(10)(11)	X	X	X	X	X	X	X	X
Index-, Currency-, and Equity-Linked Debt Securities	X	X	X	X	X	X	X	X
Options	X	X	X	X	X	X	X	X
Exchange-Traded Options	X	X	X	X	X	X	X	X
Foreign Currency Options	X	X		X	X	X	X	X
Over-the-Counter Options	X	X	X	X	X	X	X	X
Put and Call Options(12)	X	X	X	X	X	X	X	X
Stock Index Options	X	X	X	X	X	X	X	X
Straddles	X	X	X	X	X	X	X	X
Put and Call Index Warrants(13)	X	X		X	X	X	X	X

Asset Class/Investment Technique(1)	International Core	International Growth	International Real Estate	International Small Cap	International Value	International Value Choice	International Value Equity	Russia
Swap Agreements and Options on Swap Agreements	X	X	X	X	X	X	X	X
Synthetic Convertible Securities(14)	X	X	X	X	X	X	X	X
Warrants(13)	X	X	X	X	X	X	X	X
Other Investment Practices and Risk
Borrowing(15)	X	X	X	X	X	X	X	X
Portfolio Hedging(16)	X	X	X	X	X	X	X	X
Repurchase Agreements(17)	X	X	X	X	X	X	X	X
Restricted Securities, Illiquid Securities, and Liquidity Requirements	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Transactions(18)	X	X	X	X	X	X	X	X
Securities Lending(19)	X	X	X	X	X	X	X	X
Short Sales (20)	X	X		X	X			X
To Be Announced Sale Commitments	X	X	X	X	X	X	X	X
When Issued Securities & Delayed- Delivery Transactions(21)	X	X	X	X	X	X	X	X

(1)                   See each Fund’s Fundamental Investment Restrictions for further information.  The principal investment strategies contained in the Prospectuses may be modified by each Fund’s Fundamental Investment Restrictions.

(2)                   Global Opportunities Fund may invest up to 10% of net assets in gold bullion, silver, platinum and other precious metals.

(3)                   Investments in fixed-time deposits subject to withdrawal penalties and maturing   in more than 7 days may not exceed 15% of the net assets of a Fund.

(4)                   International Value Fund, International Value Choice Fund, and International Value Equity Fund may invest up to 5% of their net assets in Privately Issued Collateralized Mortgage Obligations, Interest Obligations, and Principal Obligations when the adviser or a sub-adviser believes that such investments are consistent with each Fund’s investment objective.

(5)                   Global Real Estate Fund may invest in, but will not actively trade, Stripped Mortgage-Backed Securities.

(6)                   No more than 15% of a Fund’s net assets may be comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities.

(7)                   Global Real Estate Fund will limit its investments to U.S. dollar-denominated obligations of foreign banks that are of an investment quality comparable to the obligations of U.S. banks which may be purchased by the Fund.

(8)                   Global Natural Resources Fund may invest up to 10% of its net assets in securities of supranational agencies.

(9)                   These Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

(10)            A Fund may invest in futures contracts and options on futures contracts for hedging purposes.  With the exception of Global Bond Fund, generally no more than 25% of a Fund’s asset may be hedged.  A Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the Fund’s assets. International Value Choice Fund may only write call options if they are covered. International Small Cap Fund and International Value Equity Fund may write covered call options and purchase put and call options on securities and stock indices for hedging purposes.  Global Natural Resources Fund may purchase put options on stocks and currencies, and may purchase put and call options on stock indices.  Russia Fund may purchase put and call options on securities, stocks indices, and currencies; may write put options on a covered basis; and may write call options on securities held by the Fund or which the Fund has the right to acquire without additional consideration.  Russia Fund will not enter into options transactions on securities, stock indices, currencies, or futures if the sum of the initial margin deposits and premiums exceeds 5% of its total assets.  Russia Fund will not enter into options in excess of 25% of the Fund’s total assets.  International Value Fund may only write call options if they are covered.  Global Real Estate Fund may purchase put and call options on securities and write covered put and call options on securities.  Global Real Estate Fund may also purchase and write spread options.  Global Real Estate Fund will purchase and write options only if a secondary market exists on an exchange or over-the-counter.

(11)            Global Real Estate Fund may purchase and sell interest rate futures contracts as a hedge against changes in the interest rate.

(12)            Global Real Estate Fund may purchase and write put and call options on securities indices and other indices (such as foreign currency indices) for hedging purposes.

(13)            Limited to 5% of net assets for International Small Cap Fund and International Value Equity Fund.

(14)            The Funds may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s Investors Services, Inc. or “A” or higher by Standard & Poor’s Ratings Services and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

(15)            International Value Choice Fund and Russia Fund may each borrow up to 5% of its total assets for temporary or emergency purposes and may each borrow for the purpose of leverage, provided that asset coverage of 300% is maintained.  International Value Fund may borrow up to 10% of its total assets for temporary or emergency purposes or the clearance of transactions, provided that the Fund will not make any investments while borrowings in excess of 5% of total assets are outstanding.  International Small Cap Fund and International Value Equity Fund may each borrow up to 20% of their total assets for temporary, extraordinary or emergency purposes, provided that asset coverage of 300% is maintained.  Global Bond Fund, Global Real Estate Fund, and Global Natural Resources Fund may borrow up to 33 1/3% of their total assets for temporary or emergency purposes or for leverage provided that asset coverage of 300% is maintained.

(16)            Each Fund may invest in futures contracts and options on futures contracts for hedging purposes.  With the exception of Global Bond Fund and International Core Fund, generally no more than 25% of a Fund’s assets may be hedged.  A Fund may not buy or sell futures contracts or options on futures if the margin deposits and premiums exceed 5% of the market value of the Fund’s assets.  Global Natural Resources Fund and Russia Fund may enter into interest rate futures contracts.

(17)            Global Natural Resources Fund, International Core Fund, and International Growth Fund may enter into repurchase agreements with respect to any portfolio securities the Fund may acquire consistent with its investment objectives and policies, but it intends to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies and  instrumentalities, to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities.  Global Natural Resources Fund, International Core Fund, International Growth Fund, and Russia Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund.

(18)            Global Natural Resources Fund may enter into reverse repurchase agreements that, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund’s total assets.

(19)            In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33 1/3% (except International Small Cap Fund, and International Value Equity Fund which may only lend up to 30%) of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the adviser or sub-adviser.  No lending may be made with any companies affiliated with the adviser or a sub-adviser.

(20)            Global Opportunities Fund will not make short sales of securities, other than short sales against the box, in the manner otherwise permitted by the investment restrictions, policy and investment  program of the Fund, as described in this SAI.

(21)            The Funds will not engage in when-issued, forward commitment, or delayed delivery securities transactions for speculation purposes, but only in furtherance of their investment objectives.  A Fund (except Global Natural Resources Fund) will not purchase these securities if more than 15% of the Fund’s total assets would be segregated to cover such securities.

EQUITY SECURITIES

The market price of equity securities, such as common stocks and preferred stocks owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of such securities may decline due to factors affecting equity securities markets generally or to factors affecting a particular industry or industries. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income securities.

Common Stocks

Common stocks represent an equity (ownership) interest in a company.  This ownership interest generally gives a Fund the right to vote on issues affecting the company’s organization and operations.  Except for the Funds noted in the chart above as non-diversified or concentrated, such investments will be diversified over a cross-section of industries and individual companies.  Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group.  Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value.  The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

Other types of equity securities may also be purchased, including convertible securities, preferred stocks, rights, warrants, or other securities that are exchangeable for, or otherwise provide similar exposure to, shares of common stocks.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. Convertible securities include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stocks of the issuer.

By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks or obtaining a higher fixed rate of return than is available on the common stocks.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stocks.  In evaluating a convertible security, each sub-adviser will give primary emphasis to the attractiveness of the underlying common stock.

The market value of convertible securities tends to vary inversely with the level of interest rates.  The value of the security declines as interest rates increase and increases as interest rates decline.  Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Rating requirements do not apply to convertible debt securities purchased by a Fund because the Fund purchases such securities for their equity characteristics.

Gold and Other Precious Metals

Certain Funds may invest in gold bullion and coins, other precious metals (silver or platinum) bullion, and in futures contracts with respect to such metals.  In order to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code, a Fund intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the Fund is invested in gold and other precious metals for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.

Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by a Fund will be delivered to and stored with a qualified custodian bank.  Precious metals investments do not generate interest or dividend income.

Precious metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors.  Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia.  Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price.  Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.

Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public.  Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information.  As a result of this or other factors, a Fund’s adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund.  Any gains from shares held for one (1) year or less will be treated as short-term gains, taxable as ordinary income to a Fund’s shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Fund’s performance when the Fund’s asset base is small.  Consequently, IPOs may constitute a significant portion of a Fund’s returns particularly when the Fund is small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Fund’s assets as it increases in size and, therefore, have a more limited effect on the Fund’s performance in the future.

There can be no assurance that IPOs will continue to be available for the Funds to purchase.  The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear.  In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

Mid- and/or Small-Capitalization Companies

Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange.  Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  The trading volume of securities of mid-capitalization and small-capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts, and management companies.

Each Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder.   A Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of the Fund’s total assets in the investment company; or (iii) invest more than 10% of the Fund’s total assets in all investment company holdings.

For so long as shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. A Fund’s investments in certain private investment vehicles are not subject to this restriction.

There are some potential disadvantages associated with investing in other investment companies.  In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portion of each other investment company’s advisory and operational expenses.  When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Exchange-Traded Funds (“ETFs”)

ETFs are passively managed investment companies traded on a securities exchange whose goals may be to track or replicate a desired index, such as a sector, market, or global segment. The goal of an active ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. ETFs are traded on exchanges similarly to publicly traded companies. Consequently, the risks and costs are similar to that of a publicly traded company. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the price of an ETF may vary significantly from the NAVs of the ETF’s underlying securities. Additionally, if a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when a Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Market Trading Risks for ETFs

Absence of Active Market. Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market, or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others and investors are subject to the execution and settlement risks and market standards of the market where they, or their broker, direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders.  Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent a Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stocks. For example, a Fund’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Preferred Stocks

A preferred stock represents an equity (or ownership) interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Unlike common stock, preferred stock may offer a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Private Funds

Private funds are U.S. or foreign private limited partnerships or other investment funds.  Investments in private funds may be highly speculative and volatile.  Because private funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in Sections 3(c)(1) or 3(c)(7) of the 1940 Act, a Fund’s ability to invest in them will be limited.  In addition, a Fund’s shareholders will remain subject to the Fund’s expenses while also bearing their pro rata share of the operating expenses of the private funds.  The ability of a Fund to dispose of interests in private funds is very limited and involves risks, including loss of the Fund’s entire investment in the private fund.

Private funds include a variety of pooled investments.  Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act.  As an investor, a Fund owns a proportionate share of the trust.  Typically, the trust does not employ a professional investment manager.  Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index.  A Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold.  However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized.  In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

The pooled investments allow a Fund to synchronize the receipt of interest and principal payments and also diversify some of the risks involved with investing in fixed-income securities.  Because the trust holds securities of many issuers, the default of a few issuers would not impact a Fund significantly.  However, a Fund bears any expenses incurred by the trust.  In addition, a Fund assumes the liquidity risks generally associated with privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus are restricted from transferring from one party to another.  Conversely, the ownership interests in the trust are generally not redeemable by the trust except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.

A Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Private funds also include investments in certain structured securities.  Structured securities include notes, bonds, or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of structured securities may provide that, under certain circumstances, no principal is due at maturity and therefore may result in the loss of a Fund’s investment.  Structured securities may be positively or negatively indexed so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations.  Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Real estate securities include investment in other real estate operating companies (“REOCs”), companies engaged in other real estate related businesses, and REITs. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular  project, such as apartment complexes, or geographic regions, such as the northeastern United States, or both.   A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.

A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (“Code”).  The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as equity REITs and mortgage REITs, or a combination of equity REITs and mortgage REITs.  An equity REIT invests primarily in fee ownership or leasehold ownership of land and buildings; a mortgage REIT invests primarily in mortgages on real property, which may secure construction, development, or long-term loans.

Although a Fund will not invest directly in real estate, the Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry.  Risks of real estate securities and REITs include those risks more closely associated with investing in real estate securities directly than with investing in the stock market generally. These risks include, among others:  (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the clean-up of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war or other acts of violence; and (xiv) and adverse developments in the real estate industry.

To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investments in fixed rate obligations can be expected to decline.  In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Rights

Rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in rights may be considered more speculative than certain other types of investments. In addition, the value of a right does not necessarily change with the value of the underlying securities, and rights expire worthless if they are not exercised on or prior to their expiration date.

Small Companies

Small companies, some of which may be unseasoned, may have limited product lines, markets, or financial resources and may be dependent on a limited management group.  While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities.  The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.  There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid.  The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when the sub-adviser would otherwise have sold the security.  It is possible that a sub-adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Fund which it manages.

Unseasoned Companies

A Fund considers securities of companies with limited operating histories to be securities of companies with a record of less than three (3) years’ continuous operation, including the operations of any predecessors and parents.  These are sometimes referred to as “unseasoned issuers.”  These companies by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects.  As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature companies. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

FIXED-INCOME INVESTMENTS

The value of fixed-income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to two years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s Investors Service, Inc. (“Moody’s”) or BBB- from Standard & Poor’s Ratings Services (“S&P”), or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation (“CMO”) structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, each Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Funds must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities can also include collateralized putable notes (“CPNs”).  CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty.  CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.  As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for a Fund.

The non-mortgage-related asset-backed securities in which the Funds may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.  During such periods, reinvestment of the prepayment proceeds by a Fund will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.  Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor.  Actual yield may vary from the coupon rate.  However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Corporate Asset-Backed Securities

Corporate asset-backed securities, which are issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks.  For instance, in the case of credit card receivables,

these securities may not have the benefit of any security interest in the related collateral.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories:  (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  A Fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.  Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

Banking Industry Obligations/Short-Term Investments

Banking industry obligations  include certificates of deposit, bankers’ acceptances, and fixed time deposits.   Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches) based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. Fixed-time deposits are savings and loan association (“S&L”) obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits.  A Fund will not invest in fixed-time deposits (1) which are not subject to prepayment; or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

When a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.  Domestic banks and foreign banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged.  In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry.  Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

For foreign banks there is a possibility that liquidity could be impaired because of:  (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks.  In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Savings Industry Obligations

A Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or S&Ls that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes, and Other Corporate Obligations

A Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine (9) months and fixed rates of return, although such instruments may have maturities of up to one (1) year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten (10) years or more, the Funds may purchase corporate obligations which have remaining maturities of one (1) year or less from the date of purchase and which are rated AA or higher by S&P or Aa or higher by Moody’s, or have received a comparable rating by another nationallly recognized statistical rating organization (“NRSRO”).

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes, and other similar corporate debt instruments, including convertible securities.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise. There is also the risk that the issuer of a debt security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument.

Some Funds may invest only in debt securities that are investment-grade. Debt securities that are deemed to be investment grade carry a rating of BBB or better by S&P or Baa or better by Moody’s or if not rated by S&P or Moody’s, of equivalent quality as determined by a Sub-Adviser.  Bonds rated Baa- or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds. Investments in corporate debt securities that are rated below investment-grade are described in “High-Yield Securities” below. Debt securities rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics.  A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking.  Any bond, and particularly those rated BBB- or Baa3, have speculative characteristics and may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time.  The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  However, a Fund will not accrue any income on these securities prior to delivery.  A Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or liquid assets equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Moody’s or S&P do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by a Fund’s adviser or sub-adviser.

Credit-Linked Notes (“CLNs”)

A CLN is generally issued by one party with a credit option, or risk, linked to a second party.  The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a Fund in this case.  The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities.  Because of its high ratings, a CLN may be purchased by a Fund in accordance with the Fund’s investment objective.  The CLN’s price or coupon is linked to the performance of the reference asset of the second party.  Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity.  The cash flows are dependent on specified credit-related events.  Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate.  The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments.  In return for these risks, the CLN holder receives a higher yield.  As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced).  The Funds cannot assure that they can implement a successful strategy regarding this type of investment.

Floating or Variable Rate Instruments

Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest.  Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks.  Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.).  A Fund would anticipate using these bonds as cash equivalents, pending longer term investment of its funds.  Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by a Fund.  These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since a Fund may retain the bond if interest rates decline.  By acquiring these kinds of bonds, a Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Variable rate instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price will be treated as illiquid securities.

Credit rating agencies frequently do not rate floating and variable rate instruments; however, a Fund’s adviser or sub-adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund.  An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund.  The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default.  Variable and floating rate instruments may be secured by bank letters of credit.  Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which a Fund invests.  Such money market instruments are considered, for the purposes of a Fund’s investment, to be floating rate debt.

Government Trust Certificates

Government Trust Certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s, or have received a comparable rating by another nationally recognized statistical rating organization (“NRSRO”).

Guaranteed Investment Contracts (“GICs”)

GICs” are issued by insurance companies.  Pursuant to such contracts, a Fund makes cash contributions to a deposit fund in the insurance company’s general account. The insurance company then credits to that Fund on a monthly basis guaranteed interest, which is based on an index.  The GICs provide that this guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund.  In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by the Fund which are not readily marketable, will not exceed 15% of the Fund’s net assets.  The term of a GIC will be one year or less.  In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. GICs are not backed by the U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.

High-Yield Securities

High-yield securities (often referred to as “junk bonds”) are debt securities that are rated lower than Baa3 by Moody’s, BBB- by S&P, or of comparable quality if unrated.

High-yield securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.  Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

High-yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities.  Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund’s NAV.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies.  The following are excerpts from Moody’s description of its bond ratings: Ba — judged to have speculative elements; their future cannot be considered as well assured. B — generally lack characteristics of a desirable investment. Caa — are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca — speculative in a high degree; often in default. C — lowest rate class of bonds; regarded as having extremely poor prospects. Moody’s also applies numerical indicators 1, 2 and 3 to rating categories.  The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P’s description of its bond ratings: BB, B, CCC, CC, C — predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D — in payment default. S&P applies indicators “+,” no character, and “-” to its rating categories.  The indicators show relative standing within the major rating categories.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities.  If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

While a sub-adviser may refer to ratings issued by established credit rating agencies, it is not the Funds’ policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the sub-adviser’s own independent and ongoing review of credit quality.  To the extent a Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the sub-adviser’s own credit analysis than in the case of a fund investing in higher quality fixed-income securities.  These lower rated securities may also include zero-coupon bonds, deferred interest bonds and PIK bonds.

Risks Associated with High-Yield Securities

The medium- to lower-rated and unrated securities in which the Funds invest tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them.  These risks include:

High-Yield Bond Market — A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies.  An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes — High-yield securities are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield bonds tend not to fall as much as U.S. Treasury or investment-grade corporate bonds.  Conversely when interest rates fall, high-yield bonds tend to underperform U.S. Treasury and investment-grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors.  If the issuer of a high-yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and the Funds’ NAV.  Furthermore, in the case of high-yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically in cash.

Payment Expectations — High-yield securities present risks based on payment expectations.  For example, high-yield securities may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Also, the value of high-yield securities may decrease in a rising interest rate market.  In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks — Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market.  Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market.  To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds.  The ability of a Fund’s Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market.  To the extent the Funds own illiquid or restricted high-yield securities; these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.  At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation — Special tax considerations are associated with investing in securities structured as zero-coupon or pay-in-kind securities.  The Funds report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings — The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment.  Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high-yield securities.  In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.  Although the ratings of recognized rating services such as Moody’s and S&P are considered, the adviser or sub-adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings.  Thus, the achievement of the Funds’ investment objective may be more dependent on the adviser’s or sub-adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds.  The adviser or sub-adviser continually monitors the investments in the

Funds’ portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed.  The Funds may retain a security whose rating has been changed. These rating symbols are described in Appendix A.

Congressional Proposals — New laws and proposed laws may negatively affect the market for high-yield securities.  As examples, recent legislation requires federally insured S&Ls to divest themselves of their investments in high-yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield securities.  Any such proposals, if enacted, could negatively affect the Funds’ NAV.

Industrial Development Bonds and Pollution Control Bonds

These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.  They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control.  Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Mortgage-Related Securities

Mortgage-related securities represent interests in pools of adjustable and fixed rate mortgage loans secured by real property. The types of mortgage-related securities the Fund may invest in include adjustable rate mortgage securities, agency related mortgage-backed securities, CMOs, interest/principal only stripped mortgage-backed securities, real estate mortgage investment conduits (“REMICs”), and subordinated mortgage securities, Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

Mortgage-backed securities issued by commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers, and other secondary market issuers create pass-through pools of conventional residential mortgage loans.  In addition, such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates.  Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above.  As new types of pass-through securities are developed and offered to investors, the adviser or sub-adviser may, consistent with the Funds’ investment objectives, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage-related securities in which the Funds may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.  Securities in this investment category include, among others, standard mortgage-backed bonds and newer CMOs.  Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages.  The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

Adjustable Rate Mortgage Securities (“ARMS”)

ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits.  The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes.  As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates.  Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow the Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations.  Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return.  During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund.  Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Generally, ARMS have a specified maturity date and amortize principal over their life.  In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.  Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS:  (i) those based on U.S. Treasury securities and (ii) those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates.  Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.  Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the Federal National Mortgage Association (“FNMA”)), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency-Mortgage-Related Securities

The dominant issuers or guarantors of mortgage-related securities today are Government National Mortgage Association (“GNMA”), FNMA, and Federal Home Loan Mortgage Corporation (“FHLMC”).  GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings associations.  FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions, and mortgage bankers. These instruments might be considered derivatives.  The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities.”)

FNMA:  FNMA is a federally chartered and privately owned corporation established under the Federal

National Mortgage Association Charter Act.  FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending.  FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency).  The pools consist of one or more of the following types of loans:  (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

FHLMC Securities:  The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans, and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects.  Each mortgage loan must be whole loans, participation interests in whole loans, and undivided interests in whole loans or participation in another FHLMC security.

FHLMC issues certificates representing interests in mortgage loans.  FHLMC guarantees, to each holder of a FHLMC Certificate, timely payment of the amounts representing a holder’s proportionate share in:  (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.  FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

GNMA Securities:  GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:  (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans; (4) fixed rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government.  FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities.  FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks.  The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Collateralized Mortgage Obligations

CMOs have characteristics of both pass-through securities and mortgage-backed bonds.  CMOs are secured by pools of mortgages, typically in the form of “guaranteed” pass-through certificates such as GNMA, FNMA, or FHLMC securities.  The payments on the collateral securities determine the payments to bondholders, but there is not a direct “pass-through” of payments.  CMOs are structured into multiple classes or “tranches,” each bearing a different date of maturity.  Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates.  The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways.  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranche than exists with the underlying collateral of the CMO.  As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities.

CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act.  Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as a Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act.  However, in reliance on SEC staff interpretations, a Fund may invest in securities issued by certain “exempted issuers” without regard to the limitations of Section 12 of the 1940 Act.  In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that:  (i) invest primarily in mortgage-backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.

GNMA Certificates

Certificates issued by the GNMA evidence an undivided interest in a pool of mortgage loans.  GNMA Certificates differ from bonds, in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity.  The GNMA Certificates that the Funds may purchase are the “modified pass-through” type.

GNMA Guarantee.  The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers’ Home Administration (“FmHA”) or guaranteed by the Veterans Administration (“VA”).  GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make payments required under its guarantee.

Life of GNMA Certificates.  The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk of loss of the principal balance of a GNMA Certificate because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.  As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.  However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with twenty-five (25) to thirty (30)-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately twelve (12) years.  Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as thirty (30)-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates.  The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.  The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates.  First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount.  Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned.  Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it.  For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of a Fund would be reduced.

Interest/Principal Only Stripped Mortgage-Backed Securities (“SMBS”)

SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other classes will receive primarily interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest (the Interest-Only or “IO” class), while the other class will receive all of the principal (the Principal-Only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities.  The determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid is made by the adviser or a sub-adviser under guidelines and standards established by a Fund’s Board.  Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Privately Issued Mortgage-Related Securities

Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages.  The Funds limit their investments in privately issued mortgage-related securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

A Fund may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”) and Real Estate Mortgage Investment Conduits (“REMICs”).  A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.  Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests.  The Funds will not invest in residual REMICs.  Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates.  For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates.  FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.  GNMA REMIC Certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-related securities because they offer no direct or indirect government guarantees of payments.  However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.  Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks.  In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date.  One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates.  The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated.  Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates.  Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount.  All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders.  Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate.  The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets.  In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available; interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.  The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the Trusts.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated.  The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be affected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise.  Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted.  For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security.  The primary credit risk of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages.  The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

A Fund’s adviser or sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities.  The Funds’ adviser or sub-adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities.  Each pool purchase is reviewed against the guidelines.  The Funds seek opportunities to acquire subordinated residential mortgage securities when, in the view of the adviser or sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments.  The adviser or sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds.  Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements.  Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any.  A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets.  Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates.  Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties.  The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service.  A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who: (a) establishes requirements for each service; (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates.  The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Risks of Investing in Mortgage-Related Securities

Investments in mortgage-related securities involve certain risks. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity.  In the absence of a known maturity, market participants generally refer to an estimated average life.  An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors.  The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.  There can be no assurance that estimated average life will be a security’s actual average life.

In periods of declining interest rates, prices of fixed-income securities tend to rise.  However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates.  Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a Fund may be lengthened.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.

In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund.  Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.  For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.

Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Further, SMBS are likely to experience greater price volatility than other types of mortgage securities.  The yield to maturity on the interest only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets.  Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets.  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made.  A Fund could fail to fully recover its initial investment in a CMO residual or a SMBS.

Some of these mortgage-related securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Municipal Securities

Municipal securities are debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities (“municipal securities”).  Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of (1) one year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water, and sewer works.  Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.  Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt securities may be limited or unlimited as to rates or amounts of special assessments.  Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax.  Revenue bonds are issued to finance a wide variety of capital projects including:  electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.  Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations.  Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects.  Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.  Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request usually one to seven days.  This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Insured municipal debt may also be purchased, in which scheduled payments of interest and principal are guaranteed by a private, non-governmental, or governmental insurance company.  The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

Municipal Lease Obligations and Certificates of Participation

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities.  Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they are ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payment due under the municipal lease obligation.

A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency, or authority.  However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

A Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria:  (i) rated A or better by at least one NRSRO; (ii) secured by payments from a governmental lessee which has actively traded debt obligations; (iii) determined by the adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (iv) contain legal features which the Funds’ adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Municipal Obligations

These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Risks of Investing in Municipal Securities

Municipal securities are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.  A Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions.  A Fund also may purchase municipal bonds due to changes in the adviser’s or sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares.  The secondary market for municipal securities typically has been less liquid than that for taxable debt/fixed-income securities, and this may affect a Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

A Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond.  Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978.  In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S. Treasury, such as bills, notes, and bonds.  These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States.  They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.  In addition, U.S. government securities include securities issued by instrumentalities of the U.S. government, such as GNMA, which are also backed by the full faith and credit of the United States.  Also included in the category of U.S. government securities are instruments issued by instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNMA, and the FHLMC.  While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.  A Fund will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-related securities that have different levels of credit support from the government.  Some are supported by full faith and credit of the U.S. government, such as GNMA pass-through mortgage certificates, some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association (“FNMA”) bonds, others are supported only by the credit of the entity that issued them, such as FHLMC.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition.  The U.S. Treasury has made a commitment of indefinite duration to maintain the positive net worth of FNMA and FHLMC in exchange for senior preferred stock and warrants for common stocks of the entities.  No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury initiatives discussed above will be successful.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook.  The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact a Fund.

Zero-Coupon Bonds, Deferred Interest Securities, and Pay-In-Kind Securities

Zero-coupon bonds and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (“cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value.  The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.  The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches.  The market prices of zero-coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality.  Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

A pay-in-kind security is a debt obligations which provides that the issuer of the security may, at its option,  pay interest on such securities in cash or in the form of additional debt obligations.  Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations.

A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Funds until the cash payment date or the securities mature.  Under certain circumstances, the Funds could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

The risks associated with lower-rated debt securities apply to these securities.  Zero-coupon bonds and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS

Securities of foreign issuers have certain common characteristics and risks.  Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon.  The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.  Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets.  In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Although a Fund will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes.  Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a fund with an investment objective of long-term capital appreciation because any income earned by a Fund should be considered incidental.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks including the following:

Foreign Currency Risks.  Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of a Fund’s shares.

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of the Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occuring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions, and exchange conrol regulations.

Taxes. The interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

Costs. The expense ratios of a Fund when investing in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions oof the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser’s or sub-adviser’s assessment of prevailing market, economic, and other conditions.

European Union—European Union (“EU”) member countries that have adopted the euro could abandon the euro and replace their currency through means that could include a return to their national currencies.  It is possible that the euro will cease to exist as a single currency in its current form.  The effects of such an abandonment of the euro or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets could be adverse to the market values of various securities, currencies, and derivatives, and could create conditions of volatility and limited liquidity in various currency, securities, and other markets.  The exit of any country out of the euro could have a destabilizing effect on that country and all eurozone countries and their economies, and could have an adverse effect on the global economy and on global markets.  In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries.  For example, a Fund may be required, in certain countries, to invest initially through a local broker or other entity and then have the shares purchased and re-registered in the name of the Fund.  Re-registration may in some instances not be able to occur on timely basis resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends, or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

In certain countries, banks or other financial institutions may be among the leading companies which have actively traded securities. The 1940 Act restricts a Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Depositary Receipts

Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities representing interests in securities of foreign issuers (collectively “Depositary Receipts”).  These securities are typically dollar-denominated although their market price is subject to fluctuations of the foreign currencies in which the underlying securities are denominated.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities and are typically designed for U.S. investors and held either in physical form or in book entry form.  ADRs may be sponsored or unsponsored. A sponsored

ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositories.  Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  A Fund may invest in either type of ADR.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties.  A Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country.  Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days.  A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.  Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically these securities are traded on the Luxembourg exchange in Europe).  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in the European securities markets.  GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositaries.

Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts also involve the risks of other investments in foreign securities.

Eurodollar Convertible Securities

Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.  A Fund may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed on the New York Stock Exchange (“NYSE”) or the NYSE Amex Equities Exchange (“AMEX”), or that are convertible into publicly traded common stocks of U.S. companies.  A Fund may also invest up to 15% of their respective total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations.  These investments involve risks that are different from investments in securities issued by U.S. issuers, and may carry the same risks as investing in foreign securities.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks.  In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Exchange Transactions

The Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Each Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract is an agreement to exchange one currency for another (for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean won) at a future date.  Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives.  Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Funds’ portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.  (Global Opportunities Fund may also use forward foreign currency exchange contracts for hedging and non-hedging purposes; e.g., the purchase or sale of a forward contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency.  Global Opportunites Fund may also use forward foreign currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another).

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of a Fund as a regulated investment company (“RIC”) under the Code.

Foreign Debt Securities

Foreign debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs.  These debt obligations may be bonds (including sinking fund and callable bonds), debentures, and notes, together with preferred stocks, pay-in-kind securities, and zero-coupon bonds.

In determining whether to invest in debt obligations of foreign issuers, a Fund will consider the relative yields of foreign and domestic debt securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.  Subsequent foreign currency losses may result in Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.  A Fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers.  For example, foreign issuers are not required to use generally accepted accounting principles.  If foreign securities are not registered under the Securities Act of 1933, as amended (“1933 Act”), the issuer generally does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy.  In addition, it is generally more difficult to obtain court judgments outside the United States.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that a Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated. Although a portion of a Fund’s investment income may be received or realized in foreign currencies, a Fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

Foreign Mortgage-Related Securities

Foreign mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers domiciled in a foreign country.  These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (such as, Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited).  The mechanics of these mortgage-related securities are generally the same as those issued in the United States.  However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

Sovereign Debt Securities

Sovereign debt securities are issued by governments of foreign countries.  The sovereign debt securities in which a Fund may invest may be rated below investment-grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities.  Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.  Brady Bonds are not considered to be U.S. government securities.  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components:  (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders.  A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Risks of Investing in Sovereign Debt/Brady Bonds

Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Supranational Agencies

Supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government.  Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

DERIVATIVES

A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currency exchange rates, or related indices. Types of derivatives include forward currency contracts, futures, options, swaps and warrants. Derivative instruments may be used for a variety of reasons including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities.  Derivatives may provide a cheaper, quicker, or more specifically focused way for the Fund to invest than “traditional” securities would.

Some derivatives may be used for “hedging,” which means that they may be used when the sub-adviser seeks to protect the Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the sub-adviser seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of a Fund’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the sub-adviser’s ability to predict and understand relevant market movements.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner, as they would review the credit quality of a security to be purchased by the Funds. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the adviser or sub-adviser to forecast interest rates and other economic factors correctly.  If the adviser or a sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

A Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.  If the adviser or a sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Funds, the Funds might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.  While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Funds to close out or to liquidate its derivatives positions.  In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Each Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit a Fund.

Limitations and Risks on Futures Contracts and Related Options

The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.  Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options.  A Fund will enter into an option or futures position only if there appears to be a liquid secondary market.  However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time.  Thus, it may not be possible to close out a futures or related option position.  In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments.  In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so.  In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds.  The inability to close out futures positions also could have an adverse impact on a Fund’s ability to hedge its portfolio effectively.

There are several risks in connection with the use of futures contracts as a hedging device.  While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement.  In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.  The successful use of futures contracts and related options also depends on the ability of the adviser or sub-adviser to forecast correctly the direction and extent of market movements within a given time frame.  To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities.  As a result, the return of a Fund for the period may be less than if it had not engaged in the hedging transaction.

The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged.  If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities.  It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline.  If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities.  Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements.  In such a case, distortions in the normal relationship between the cash and futures markets could result.  Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market.  In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions.  Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs.  However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Foreign Currency Futures Contracts

Foreign currency futures contracts may be used for hedging purposes.  A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.  A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European euro.  Other foreign currency futures contracts are likely to be developed and traded in the future.

Forward Currency Contracts

Forward currency contracts are entered into in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity.  An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

A Fund may invest in futures contracts and options thereon (“futures options”) including such contracts or options with respect to, but not limited to, interest rates, commodities and security or commodity indices.  To the extent that the Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.  A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies including:  the S&P 500® Index; the S&P MidCap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; and certain multi-national currencies, such as the euro.  It is expected that other futures contracts will be developed and traded in the future.

A Fund may purchase and write call and put futures options, as specified for that Fund in this SAI or the Prospectuses.  Futures options possess many of the same characteristics as options on securities and indices (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

A Fund intends generally to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice.  For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities, which the Fund intends to purchase.  A Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce a Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

A Fund will only enter into futures contracts and futures options, which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by a Fund’s adviser or sub-adviser in accordance with procedures established by the Board (“initial margin”).  The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  Initial margin requirements on foreign exchanges may be different than U.S. exchanges.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Each Fund expects to earn interest income on its initial margin deposits.  A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily NAV, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs must also be included in these calculations.

A covered straddle consists of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Financial Futures Contracts and Related Options

Financial futures contracts and related options may be used to hedge against changes in the market value of portfolio securities or securities intended to be purchased.  A Fund could purchase a financial futures contract (such as an interest rate futures contract or securities index futures contract) to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase.  Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position.  There are two types of hedges: (i) long (or buying) hedges; and (ii) short (or selling) hedges.  Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market.  Thus, a decline in the market value of securities in the Fund’s portfolio may be protected against to a considerable extent by gains realized on futures contracts sales.  Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

Financial futures contracts, which are traded on a recognized exchange or board of trade, may be used.  Financial futures contracts consist of interest rate futures contracts and securities index futures contracts.  A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills, and GNMA Certificates.  Securities index futures contracts are currently traded with respect to the S&P 500® Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index.  A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract.  Initially, a Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets.  This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount.  Brokers may establish deposit requirements higher than this minimum.  Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates.  This process is known as marking to market.  At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund’s initial margin deposit with respect thereto will be segregated with the Fund’s custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.  The extent to which a Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Code for qualification as a RIC.

The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts.  Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s margin account.  This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out is accomplished by effecting an offsetting transaction.  A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain.  If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss.  Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date.  If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

A Fund will pay commissions on financial futures contracts and related options transactions.  These commissions may be higher than those that would apply to purchases and sales of securities directly.

Limitations on Use of Futures and Futures Options

In general, a Fund intends to enter into positions in futures contracts and related options only for “bona fide hedging” purposes.  When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets, determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract.  Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s adviser or sub-adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund’s obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.  However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities.  Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectuses.

The requirements for qualification as a RIC also may limit the extent to which a Fund may enter into futures, futures options, or forward contracts.

Risks Associated with Futures and Futures Options

There are several risks associated with the use of futures contracts and futures options as hedging techniques.  A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund securities being hedged.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Index-, Currency-, and Equity-Linked Debt Securities

“Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity.  Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500® Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas.  They may also invest in “equity-linked” and “currency-linked” debt securities.  At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity.  Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies.  Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index- and currency-linked securities are derivative instruments, which may entail substantial risks.  Such instruments may be subject to significant price volatility.  The company issuing the instrument may fail to pay the amount due on maturity.  The underlying investment or security may not perform as expected by the adviser or sub-adviser.  Markets, underlying securities and indices may move in a direction that was not anticipated by the adviser or sub-adviser.  Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad.  Certain derivative instruments may be illiquid.  (See “Restricted Securities, Illiquid Securities, and Liquidity Requirements.”)

Options

A Fund may purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio.  A Fund may also write combinations of put and call options on the same security, known as “straddles.” Such transactions can generate additional premium income but also present increased risk. A Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the Fund wants to purchase at a later date.  A Fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund.  For a call option on an index, the option is covered if a Fund maintains with its custodian assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index.  A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board.  A put option on a security or an index is “covered” if a Fund segregates assets determined to be liquid the sub-adviser in accordance with procedures established by the Board equal to the exercise price.  A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is:  (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board.

Effecting a closing transaction in the case of a sold call option will permit a Fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the Fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records).  Such transactions permit a Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a Fundo, provided that another option on such security is not sold.

A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the Fund is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by the Fund is more than the premium paid for the original purchase.  Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

A Fund may sell options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then sell a call option against that security.  The exercise price of the call a Fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold.  Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period.  Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Fund’s purchase price of the security and the exercise price, less related transaction costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions.  If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund’s gain will be limited to the premium received.  If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time a Fund will be required to take delivery of the security at the exercise price; the Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss.  Out-of-the-money, at-the-money and in-the-money put options may be used by a Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

A Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date.  By entering into a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price.  This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option.  By selling a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.  The selling of options on securities will not be undertaken by a Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions.  Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may purchase options for hedging purposes or to increase its return.  Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price, or to close out the options at a profit.  By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future.  If such increase occurs, the call option will permit a Fund to purchase the securities at the exercise price, or to close out the options at a profit.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a Fund.

In certain instances, a Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option.  Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date).  In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security.  As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to a Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option.  If the premium is paid at termination, a Fund assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

A Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date.  By entering into a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price.  This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

Exchange-Traded Options

Exchange-Traded Options generally have a continuous liquid market while Over-the-Counter Options (“OTC Options”) may not. Consequently, a Fund can realize the value of an OTC Option it has purchased only by exercising or reselling the option to the issuing dealer.  Similarly, when a Fund writes an OTC Option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer.  While each Fund seeks to enter into OTC Options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that a Fund will at any time be able to liquidate an OTC Option at a favorable price at any time prior to expiration. Unless a Fund, as a covered call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised.  In the event of insolvency of the other party, a Fund may be unable to liquidate an OTC Option.  With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund.  For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option.  This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

Foreign Currency Options

Foreign currency options are used separately or in combination to control currency volatility.   A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires.  Among the strategies employed to control currency volatility is an option collar.  An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices.  Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price.  Foreign currency options are derivative securities.  Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Funds to reduce foreign currency risk using such options.

As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received.  The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Over-the-Counter Options

Over-the counter options and the assets used as cover for written OTC options are illiquid securities.  A Fund will write OTC options only with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System (“dealers”).  In connection with these special arrangements, a Fund intends to establish standards for the creditworthiness of the dealers with which it may enter into OTC option contracts and those standards, as modified from time to time, will be implemented and monitored by the adviser or sub-adviser. Under these special arrangements, a Fund will enter into contracts with dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract.  Although the specific details of the formula may vary between contracts with different dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, by which the option is “in-the-money.” The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” “Strike price” refers to the price at which an option will be exercised. “Cover assets” refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund.  Under such circumstances, a Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is “in-the-money.”)  Although each agreement will provide that a Fund’s repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written.  Therefore, a Fund might pay more to repurchase the OTC option contract than the Fund would pay to close out a similar exchange traded option.

Put and Call Options

Put and call options are derivative securities traded on U.S. and foreign exchanges, including the AMEX, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange, and the NYSE.  Except as indicated in “Portfolio Hedging,” the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

If a put option is purchased, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when the adviser or sub-adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security.  The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement.  If a Fund holds a stock which the adviser or sub-adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option.  Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put.  The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security.  If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option.  The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price.  A Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise.  If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.  If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased.  A Fund generally will purchase only those options for which the adviser or sub-adviser believes there is an active secondary market to facilitate closing transactions.

Stock Index Options

A Fund may purchase and sell call and put options on stock indices.  A Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect a Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although a Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance.  A Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.  The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general.  In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security.  The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied; by (ii) a fixed “index multiplier.”

A Fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio.  When a Fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.  A Fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (a) is equal to or less than the exercise price of the call sold; or (b) is greater than the exercise price of the call sold if the difference is maintained by a Fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  A Fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by a Fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Fund will receive a premium from selling a put or call option, which increases the Fund’s gross income in the event the option expires unexercised or is closed out at a profit.  If the value of an index on which a Fund has sold a call option falls or remains the same, a Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns.  If the value of the index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s stock investments.  By selling a put option, a Fund assumes the risk of a decline in the index.  To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, selling covered put options on indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A Fund may also purchase put options on stock indices to hedge its investments against a decline in value.  By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option.  If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs.  The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund’s security holdings.

The purchase of call options on stock indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the Fund holds un-invested cash or short-term debt securities awaiting investment.  When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise.  The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities a Fund owns.

The distinctive characteristics of options on stock indices create certain risks not found in stock options generally.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock.  Accordingly, successful use by a Fund of options on a stock index depends on the adviser’s or sub-adviser’s ability to predict correctly movements in the direction of the stock market generally.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index.  If this happens, a Fund could be unable to close out options, which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund.  The Funds purchase put or call options only with respect to an index which the adviser or sub-adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Straddles

A straddle is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of the Fund’s overall position.  A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

By entering into a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price.  This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

Risks of Investing in Options on Securities and Indices

There are several risks associated with transactions in options on securities and indices.  Options may be more volatile than the underlying instruments and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets causing a given transaction not to achieve its objective.  In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a RIC.  (See “Tax Considerations.”)

In addition, foreign option exchanges do not afford participants many of the protections available in U.S. option exchanges.  For example, there may be no daily price fluctuation limits in such exchanges or markets and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements typically associated with such option writing.  (See “Over-the-Counter Options.”)

Risks Associated with Options

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option.  If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Options on securities, futures contracts and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements

A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally to as “aggregation.”

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index).  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  Consistent with a Fund’s investment objectives and general investment policies, the Fund may invest in commodity swap agreements.  For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index.  In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee.  With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.  A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.  To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels:  a bank or trust company, savings associations or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person.  To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible swap transaction must meet three conditions.  First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms.  Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations.  The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange-style offset and the use of a clearing organization or margin system; (ii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the sub-adviser and a Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions.  A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Sub-Adviser.  If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit Default Swaps

A Fund may enter into credit default swap agreements.  The buyer in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  A Fund may be either the buyer or seller in a credit default swap transaction.  If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing.  However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, a Fund receives a fixed-rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  In accordance with procedures established by the Board, if a Fund is the buyer in a credit default swap transaction no assets will be segregated but if the Fund is the seller in a credit default swap transaction assets will be segregated in an amount equal to the full notional value of the transaction.  Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case a Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk — that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.

Cross-Currency Swaps

Cross-currency swaps are contracts between two counterparties to exchange interest and principal payments in different currencies.  A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional.  An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk).  An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk).  The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity.  The economic difference is realized through the coupon exchanges over the life of the swap.  In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Currency Exchange Swaps:

To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.  A Fund may also enter into options on swap agreements (“swap options”). A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest Rate Swaps

Interest rate swaps are contracts between two entities (“counterparties”) to exchange interest payments (of the same currency) between the parties.  In the most common interest rate swap structure; one counterparty will agree to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty.  Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.”  In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks.  As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other).  An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.  A Fund usually enters into such transactions on a “net” basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams.  The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the Trust’s custodian.  If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the transaction.  Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

Securities Swaps

A securities swap is a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system.  A Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security.  Thereafter, a Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

Swap Option:

A swap option is a contract that gives one counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  Each Fund that may engage in swaps may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a Fund writes a swap option, upon exercise of the option a Fund will become obligated according to the terms of the underlying agreement.

Total Return Swaps

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

Interest Rate Caps, Interest Rate Floors.

An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level.  The cap buyer purchases protection for a floating rate move above the strike.  An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level.  The floor buyer purchases protection for a floating rate move below the strike.  The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.  Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money.  Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the adviser or sub-adviser has determined that the swap market has become relatively liquid.  Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps.  Caps and floors purchased by a Fund are considered to be illiquid assets.

Risks of Investing in Swap Agreements or Swap Options

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty.  A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).  Certain restrictions imposed on a Fund by the Code may limit the Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Certain restrictions imposed on a Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC Options.  In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement.  If there were a default by the other party to the transaction, a Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit.  In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit.  In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement.  This may impair a Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Synthetic Convertible Securities

Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”).  Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise.  In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index.  The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index.  If a Fund were not to exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.  Certain Funds will normally use Index Warrants in a manner similar to their use of options on securities indices.  The risks of using Index Warrants are generally similar to those relating to its use of index options.  Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant.  Also, Index Warrants generally have longer terms than index options.  Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency.  In addition, the terms of Index Warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

INVESTMENT TECHNIQUES

Borrowing

A Fund may borrow from banks.  If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.  If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.  Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.  Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by a Fund’s investent policies and restrictions.

Portfolio Hedging

Hedging against changes in financial markets, currency rates, and interest rates may be utilized.  One form of hedging is with derivatives.  Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks.  Although a Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Fund than if it did not hedge.  If a Fund does not correctly predict a hedge, it may lose money.  In addition, a Fund pays commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions. Hedging transactions have special risks associated with them,

including possible default by the counterparty to the transaction, illiquidity and, to the extent the adviser’s or sub-adviser’s view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used.  Use of call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  In addition, a Fund pays commissions and other costs in connection with such investments.

Losses resulting from the use of hedging transactions will reduce a Fund’s NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States. When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Funds’ ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

A Fund’s options, futures, and swap transactions will generally be entered into for hedging purposes — to protect against possible changes in the market values of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets, currency or interest rate fluctuations.  In addition, a Fund’s derivative investments may also be used for non-hedging purposes — to protect the Fund’s unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities.  Each Fund’s (except Emerging Markets Equity Dividend Fund and Global Opportunities Fund) net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Fund’s net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation.  Such transactions are subject to the limitations described above under “Options,” “Futures Contracts,” and “Interest Rate and Currency Swaps.”

Repurchase Agreements

Repurchase agreements may be utilized, with respect to its portfolio securities.  Such agreements may be considered to be loans by a Fund for purposes of the 1940 Act.  Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, a Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or sub-adviser will monitor the value of the collateral.  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited.  To mitigate this risk, a Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

Restricted Securities, Illiquid Securities, and Liquidity Requirements

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the value ascribed to it by a Fund.  A Fund may invest in restricted securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and other restricted securities.  In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board (or a Fund’s adviser acting subject to the board’s supervision) determines that the securities are in fact liquid.  The Board has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board’s oversight and review.  Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others:  (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

A security’s illiquidity might prevent the sale of such a security at a time when the adviser or a sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Fund could be adversely affected.

Because of the nature of these securities, a considerable period of time may elapse between the Funds’ decision to dispose of these securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline.  The expenses of registering restricted securities (excluding securities that may be resold by the Funds pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by the Funds.  When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Funds would be permitted to sell them.  Thus, the Funds may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  The Funds may also acquire securities through private placements.  Such securities may have contractual restrictions on their resale, which might prevent their resale by the Funds at a time when such resale would be desirable.  Securities that are not readily marketable will be valued by the Funds in good faith pursuant to procedures adopted by the Trust’s Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale.  They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Funds’ procedures, restricted securities could be treated as liquid.  However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

The Funds may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.

The Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the adviser or sub-adviser has determined to be liquid.

Reverse Repurchase Agreements and Dollar Roll Transactions

A Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. government securities or members of the Federal Reserve System held by a Fund, with an agreement that the Fund will repurchase such security at an agreed upon date, price and interest payment.  A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund’s total assets.  Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three (3) days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund’s holdings may be disadvantageous from an investment standpoint.  To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

A Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC in order to enhance portfolio returns and manageme prepayment risks.  A dollar roll transaction is similar to a reverse repurchase agreement in certain respects. In a dollar roll transaction, a Fund sells a mortgage-related security held in its portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price.  The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.  During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.  When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date.  These securities are marked daily and are maintained until the transaction is settled. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a

Fund’s overall limitations on investments in illiquid securities.

A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.”  To be considered substantially identical, the securities returned to a Fund generally must:  (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

Whether a reverse repurchase agreement or dollar roll transaction produces a gain for a Fund depends upon the “costs of the agreements” (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security.  If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case.  Reverse repurchase agreements and dollar roll transactions, as leveraging techniques, may increase a Fund’s yield in the manner described above; however, such transactions also increase a Fund’s risk to capital and may result in a shareholder’s loss of principal.

Securities Lending

Each Fund may lend its portfolio securities to financial institutions such as broker-dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed the percentage set forth in a Fund’s Prospectuses.  No lending may be made to any companies affiliated with the adviser.

These loans earn income for a Fund and are collateralized by cash, securities, or letters of credit.  A Fund might experience a loss if the financial institution defaults on the loan.  A Fund seeks to mitigate this risk through contracted indemnification upon default. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans.  A Fund will not have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.  Any cash collateral received by a Fund would be invested in high quality, short-term money market instruments.  A Fund currently intend to limit the lending of its portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to that Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities.  Alternatively, the Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

During the time portfolio securities are on loan, the borrower pays the Fund any interest or distributions paid on such securities.  A Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  Loans are subject to termination at the option of the lending fund or the borrower at any time. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may therefore lose the opportunity to sell the securities at a desirable price.  Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in a Fund.  When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities.  A Fund could incur losses in connection with the investment of such cash collateral.

Short Sales and Short Sales Against the Box

A Fund may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales against the box).  A Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.

In the view of the SEC, a short sale involves the creation of a senior security as such term is defined in the 1940 Act, unless the sale is against the box and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.  The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.  Each Fund will comply with these requirements.  In addition, as a matter of policy, the Funds’ Board has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund’s total assets, taken at market value.

A Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The extent to which the Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Fund as a RIC.  (See “Tax Considerations.)

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market value of the security will decline.  To complete the sale, the Fund must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.   The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement.  A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. The Fund is said to have a short position in the security sold until it delivers it to the broker.  The period during which a Fund has a short position can range from one day to more than a year.  Until a Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board.  This percentage any be varied by action of the Board. To meet current margin requirements, a Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly.  Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Short Sales Against the Box

If a Fund makes a short sale against the box, the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale.  The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.  To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.  The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund’s decision to make a short sale against the box may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security.  In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position.  The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectuses.

Strategic Transactions

Subject to the investment limitations and restrictions for each of the Funds as stated elsewhere in this SAI, certain of the Funds may, but are not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns.  Utilizing these investment strategies, a Fund may purchase and sell, to the extent not otherwise limited or restricted for such Fund, exchange-listed and over-the-counter put and call on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the Commodity Futures Trading Commission (“CFTC”).  Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of a Fund to utilize these Strategic Transactions successfully will depend on a Sub-Adviser’s ability to predict, which cannot be assured, pertinent market movements.  A Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

To Be Announced (“TBA”) Sale Commitments

TBA sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate.  A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements.  Proceeds of TBA sale commitments are not received until the contractual settlement date.  During the time a TBA sale commitment is outstanding, a Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price.  Unsettled TBA sale commitments are valued at current market value of the underlying securities.  If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security.  If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

When-Issued Securities and Delayed-Delivery Transactions

In order to secure prices or yields deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made.  The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Fund prior to the actual delivery or payment by the other party to the transaction.  Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When a Fund commits to purchase a security on a when-issued or delayed-delivery basis, it will set up procedures consist with the applicable interpretations of the SEC concernning such purchases. Since that policy currently recommends that an amount of a Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk. Each Fund will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be “marked to market” daily.  Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.  In these cases, a Fund may realize a taxable gain or loss.  When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).  Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

Although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases.  For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade.  Failure to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from a Fund.

Each Fund’s (except International Small Cap, ING International Value , and ING Russia) investment objective is not fundamental and may be changed by the Board, without shareholder approval.

EMERGING MARKETS EQUITY FUND

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of:  (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

As a matter of fundamental policy, the Fund may not:

1.                   purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax-exempt securities issued by any state or territory of the United

States, or tax-exempt securities issued by any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

2.                   purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.                   borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;

4.                   make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund;

5.                   underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either:  (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.  This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

6.                   purchase or sell real estate, except that the Fund may:  (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.                   issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or

8.                   purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

With respect to fundamental policy number (1), industry classifications are in accordance with Global Industrial Classification Standards and Standard Industrial Classification (“SIC”) Codes.  Industry classifications may be changed at any time to reflect changes in the market place.

Non-Fundamental Investment Restrictions

The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of emerging markets, including depositary receipts.  This policy may be changed by a vote of the Fund’s Board and without shareholder vote. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.  If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

EMERGING MARKETS EQUITY DIVIDEND FUND

Fundamental Investment Restrictions

The Fund’s investment objective is not fundamental and may be changed without a shareholder vote.  The Fund has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

As a matter of fundamental policy, the Fund may not:

1.                   purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

2.                   borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;

3.                   make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Fund.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

4.                    underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

5.                    purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.                    issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

7.                    purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts; or

8.                    purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S.

government, its agencies and instrumentalities, or investments in securities of other investment companies.

Non-Fundamental Investment Policies

The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal market conditions at least 80% of the value of its net assets, (plus borrowings for investment purposes) in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets.  This policy may be changed by a vote of the Fund’s Board and without shareholder vote. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.  If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

GLOBAL BOND FUND

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding securities.

As a matter of fundamental policy, the Fund may not:

1.                   purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

2.                   borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund;

3.                   make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

4.                  underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a Fund security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

5.                   purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.                   issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or

7.                   purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

Non-Fundamental Investment Policies

The Board has adopted a non-fundamental investment restriction, which may be changed by a vote of the Fund’s Board and without shareholder vote, that the Fund will not make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund’s total assets, taken at market value.

The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of its net assets, (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States.  This policy may be changed by a vote of the Fund’s Board and without shareholder vote.  The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.  If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.  An underlying fund’s investment in bonds or its investments in derivatives and synthetic instruments that have economic characteristics similar to the above investments may be counted toward satisfaction of the 80% policy.

GLOBAL EQUITY DIVIDEND FUND

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securites.

As a matter of fundamental policy, the Fund may not:

1.                   borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).  For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices and options on futures contracts or indices shall not constitute borrowing;

2.                   issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

3.                   make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectuses or SAI;

4.                   invest in companies for the purpose of exercising control or management;

5.                    purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs;

6.                    engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

7.                    purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

8.                    purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents; (iii) utilities will be divided according to their services.  For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

9.                    purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act;

10.              invest more than 15% of the value of the Fund’s net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days’ notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange); or

11.              with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. government securities) or purchase more than 10% of the outstanding voting securities of any one issuer.

Non-Fundamental Investment Policies

The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of dividend paying companies. This policy may be changed by a vote of the Fund’s Board and without shareholder vote. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.  If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

GLOBAL NATURAL RESOURCES FUND

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

As a matter of fundamental policy, the Fund may not:

1.                    issue any senior security (as defined in the 1940 Act), except that: (i) the Fund may enter into commitments to purchase securities in accordance with the Fund’s investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (iii) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act;

2.                    invest in a security that would cause the Fund to fail the asset diversification requirements as set forth in Section 851(b)(3) of the Code;

3.                    concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry or group of related industries. This limit will not apply to securities of companies in natural resources industries or securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.  Natural resources industries include those industries set out in the prospectus as well as those industries that comprise the S&P North American Natural Resources Index (formerly, GSSI Natural Resources Index);

4.                    purchase or sell commodities or contracts related to commodities except to the extent permitted by:  (i) the 1940 Act, as amended, or interpretations and modifications by the SEC, SEC staff, or other authority with appropriate jurisdiction; or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority;

5.                    purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including REITs, which deal in real estate or interests therein;

6.                    make loans, except that, to the extent appropriate under its investment program, the Fund may: (i) purchase bonds, debentures or other debt securities, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund’s total assets;

7.                    borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund; or

8.                    act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

Non-Fundamental Investment Policies

The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States.  This policy may be changed by a vote of the Fund’s Board and without shareholder vote. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.  If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Global Natural Resources Fund is a non-diversified fund.  The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer.  The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company.

GLOBAL OPPORTUNITIES FUND

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders or more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

As a matter of fundamental policy, the Fund may not:

1                       with respect to 75% of the Fund’s assets, purchase a security (other than U.S. government obligations) if, as a result, more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer;

2.                    purchase a security if, as a result, more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund;

3.                    invest more than 25% of its assets in any one industry or related group of industries;

4.                    borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may: (i) borrow from banks up to 10% of its net assets for temporary purposes but only if, immediately after such borrowing there is asset coverage of 300%; and (ii) enter into transactions in options, futures, and options on futures and other transactions not deemed to involve the issuance of senior securities;

5.                    make loans to other persons (but the Fund may, however, lend portfolio securities, up to 33 1/3% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or ING, subject to conditions established by ING), and may purchase or hold participations in loans, in accordance with the investment objectives and policies of the Fund, as described in the current Prospectuses and SAI of the Fund;

6.                    underwrite the securities of others;

7.                    purchase or sell real property, including real estate limited partnerships (the Fund may purchase marketable securities of companies that deal in real estate or interests therein, including real estate investment trusts);

8.                    deal in commodities or commodity contracts, except in the manner described in the current Prospectuses and SAI of the Fund;

9.                    purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin); or

10.              sell short, except that the Fund may enter into short sales against the box.

Non-Fundamental Investment Policies

The Board has adopted the following non-fundamental investment restrictions which may be changed by a vote of the Fund’s Board and without shareholder vote:

The Fund will not:

1.                    purchase securities of other investment companies, except in connection with a merger, consolidation, or sale of assets, and except that the Fund may purchase shares of other investment companies, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which shares of the Fund are registered;

2.                    borrow any amount in excess of 10% of the Fund’s assets, other than for temporary emergency or administrative purposes.  In addition, the Fund will not make additional investments when its borrowings exceed 5% of total assets;

3.                    invest more than 15% of its net assets in illiquid securities;

4.                    the Fund may invest in futures for non-hedging purposes provided that the face value of the underlying securities or indices to which the futures relate in the aggregate does not exceed 25% of the value of the Fund’s total net assets; or

5.                    the Fund may invest in forward contracts for non-hedging purposes provided that the face value of the underlying currencies or indices to which the forward contracts relate in the aggregate does not exceed 25% of the value of the Fund’s total net assets.

GLOBAL REAL ESTATE FUND

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

As a matter of fundamental policy, the Fund may not:

1.                    borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund’s total assets).  For purposes of this Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices and options on futures contracts or indices shall not constitute borrowing;

2.                    issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

3.                    make loans, except loans of portfolio securities and except that the Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectuses or this SAI;

4.                    invest in companies for the purpose of exercising control or management;

5.                    purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs;

6.                    engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

7.                    purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

8.                    purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents; (iii) utilities will be divided according to their services.  For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry; and (iv) Global Real Estate Fund will concentrate its investments as described in the Prospectuses;

9.                    purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies; or

10.              purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.

Non-Fundamental Investment Policies

The Board has adopted the non-fundamental investment restriction, which may be changed by a vote of the Fund’s Board and without shareholder vote, that the Fund may not invest more than 15% of the value of the Fund’s net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days’ notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange).

Global Real Estate Fund is a non-diversified fund.  The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer.  The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company.

Global Real Estate Fund will only purchase fixed-income securities that are rated investment-grade, i.e., rated at least BBB by S&P or Baa by Moody’s, or have an equivalent rating from another NRSRO, or if unrated, are determined to be of comparable quality by the sub-adviser.  Money market securities, certificates of deposit, banker’s acceptance, and commercial paper purchased by the Fund must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Fund’s sub-adviser.

Global Real Estate Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of companies that are principally engaged in the real estate industry.  The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.  If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

INTERNATIONAL CORE FUND

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

As a matter of fundamental policy, the Fund may not:

1.                     purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

2.                     purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.                    borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, and interpretations thereunder and any exemptive relief obtained by the Fund;

4.                    make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                    underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

6.                    purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.                    issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or

8                        purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

INTERNATIONAL GROWTH FUND

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of:  (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

As a matter of fundamental policy, the Fund may not:

1.                    purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund;

2.                    purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.                     borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, and interpretations, thereunder and any exemptive relief obtained by the Fund;

4.                    make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                    underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

6.                    purchase or sell real estate, except that the Fund may:  (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.                    issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or

8.                    purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

INTERNATIONAL REAL ESTATE FUND

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

As a matter of fundamental policy, the Fund may not:

1.                    purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; and (iii) the Fund will invest more than 25% of its total assets in the real estate industry;

2.                    borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Fund;

3.                   make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Fund.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

4.                    underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a Fund security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies;

5.                    purchase or sell real estate, except that the Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.                    issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund; or

7.                    purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

International Real Estate Fund is a non-diversified fund.  The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer.  The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company.

Non-Fundamental Investment Policies

International Real Estate Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of companies that are principally engaged in the real estate industry.  This policy may be changed by a vote of the Fund’s Board and without shareholder vote.  The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.  If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

INTERNATIONAL SMALL CAP FUND

Fundamental Investment Restrictions

The investment objective of International Small Cap Fund is a fundamental policy and may not be changed without a shareholder vote.  The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

As a matter of fundamental policy, the Fund may not:

1.                    invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this restriction and the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.  This restriction also does not apply to investments by the Fund in securities of the U.S. government or any of its agencies and instrumentalities;

2.                    purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

3.                    invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.  This restriction does not apply to investments by the Fund in securities of the U.S. government or its agencies and instrumentalities or to investments by the ING Money Market Fund (not included in this SAI) in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks;

4.                    purchase or sell real estate.  However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate;

5.                    make loans of money, except that the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements.  The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets;

6.                    borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, the Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund’s total assets at the time of the borrowing.  If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law;

7.                    pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above.  This restriction shall not prohibit the Fund from engaging in options, futures and foreign currency transactions, and shall not apply to the ING Money Market Fund (not included in this SAI);

8.                    underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

9.                    invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid;

10.              purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

11.             invest in securities of other investment companies except: (i) that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (ii) in compliance with the 1940 Act and applicable state securities laws; or (iii) as part of a merger, consolidation, acquisition or reorganization involving the Fund;

12.              issue senior securities, except that the Fund may borrow money as permitted by restrictions 5 and 6 above.  This restriction shall not prohibit the Fund from engaging in short sales, options, futures, and foreign currency transactions;

13.              enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts,

except that the Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the CFTC; or

14.              purchase or write options on securities, except for hedging purposes and then only if: (i) aggregate premiums on call options purchased by the Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by the Fund do not exceed 5% of its net assets; (iii) not more than 25% of the Fund’s net assets would be hedged; and (iv) not more than 25% of the Fund’s net assets are used as cover for options written by the Fund.

For purposes of investment restriction number 5, the Trust considers the restriction to prohibit the Fund from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower.  The Trust considers the phrase “publicly distributed debt instruments” in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act.  As a result, the Fund may invest in such securities.  Further, the Trust does not consider investment restriction number 5 to prevent the Fund from investing in investment companies that invest in loans.

Non-Fundamental Investment Policies

The Board has adopted the following non-fundamental investment restriction, which may be changed by the Board and without shareholder vote:

International Small Cap Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of small companies. This policy may be changed by a vote of the Fund’s Board and without shareholder vote.  The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.  If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

INTERNATIONAL VALUE FUND

Fundamental Investment Restrictions

The investment objective of the Fund is a fundamental policy and may not be changed without a shareholder vote.  The Fund has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

As a matter of fundamental policy, the Fund may not:

1.                    issue senior securities, except to the extent permitted under the 1940 Act, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings are in excess of 5% of the value of its total assets are outstanding;

2.                    act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.                   invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

4.                   purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by REITs);

5.                   purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Fund may engage in foreign exchange forward contracts; or

6.                    make loans (except for purchases of debt securities consistent with the investment policies of the Fund and repurchase agreements and except for loans of portfolio securities).

Non-Fundamental Investment Policies

The Board has adopted the following non-fundamental investment restrictions which may be changed by a vote of the Fund’s Board and without shareholder vote.

The Fund may not:

1.                   purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

2.                   invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by federal and state law, except that the Fund reserves the right to invest all of its assets in another investment company; or

3.                   invest more than 15% of its net assets in illiquid securities.

INTERNATIONAL VALUE CHOICE FUND

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

As a matter of fundamental policy, the Fund:

1.                   shall be a “diversified company” as that term is defined in the 1940 Act;

2.                   may not “concentrate” its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. government, its agencies or instrumentalities);

3.                   may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any orders obtained thereunder;

4.                   may not make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any orders obtained thereunder.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making of loans;

5.                   may not act as an underwriter of securities except to the extent that, in connection with the disposition of securities by a Fund for its portfolio, a Fund may be deemed to be an underwriter under the applicable law;

6.                   may not purchase or sell real estate, except that a Fund may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.                   may not issue any senior security (as defined in the 1940 Act) except that: (i) a Fund may enter into commitments to purchase securities in accordance with a Fund’s investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder; (iii) a Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; or

8.                   may not purchase physical commodities or contracts relating to physical commodities.

INTERNATIONAL VALUE EQUITY FUND

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Fund’s outstanding voting securities, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a shareholders’ meeting of which the holders of more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities.

As a matter of fundamental policy, the Fund may not:

1.                   invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this restriction and the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.  This restriction also does not apply to investments by the Fund in securities of the U.S. government or any of its agencies and instrumentalities;

2.                   purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies, and restrictions as the Fund;

3.                   invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.  This restriction does not apply to investments by a Fund in securities of the U.S. government or its agencies and instrumentalities or to investments by ING Money Market Fund (not included in this SAI) in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks;

4.                   purchase or sell real estate.  However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate;

5.                   make loans of money, except that the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements.  The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets;

6.                   borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, the Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund’s total assets at the time of the borrowing.  If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law;

7.                   pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above.  This restriction shall not prohibit the Fund from engaging in options, futures, and foreign currency transactions, and shall not apply to ING Money Market Fund (not included in this SAI);

8.                   underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

9.                   invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid;

10.            purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

11.            invest in securities of other investment companies, except: (i) that the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (ii) in compliance with the 1940 Act and applicable state securities laws; or (iii) as part of a merger, consolidation, acquisition or reorganization involving the Fund;

12.            issue senior securities, except that the Fund may borrow money as permitted by restrictions 5 and 6 above.  This restriction shall not prohibit the Funds from engaging in short sales, options, futures, and foreign currency transactions;

13.            enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the CFTC; or

14.            purchase or write options on securities, except for hedging purposes and then only if: (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by the Fund do not exceed 5% of its net assets; (iii) not more than 25% of the Fund’s net assets would be hedged; and (iv) not more than 25% of the Fund’s net assets are used as cover for options written by the Fund.

For purposes of investment restriction number 5, the Trust considers the restriction to prohibits the Fund from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower.  The Trust considers the phrase “publicly distributed debt instruments” in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the 1933 Act.  As a result, the Fund may invest in such securities.  Further, the Trust does not consider investment restriction number 5 to prevent the Fund from investing in investment companies that invest in loans.

Non-Fundamental Investment Policy

The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal market conditions at least 80% of its net assets, (plus borrowings for investment purposes) in equity securities. This policy may be changed by a vote of the Fund’s Board and without shareholder vote. The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

RUSSIA FUND

Fundamental Investment Restrictions

The investment objective of the Fund is a fundamental policy and may not be changed without a shareholder vote.  The Fund has adopted the following investment restrictions as fundamental policies which means they cannot be change without the approval of the holders of a “majority” of the Fund’s outstanding shares, as that term is defined in the 1940 Act.  The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Fund’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares.

As a matter of fundamental policy, the Fund may not:

1.                   issue any senior security (as defined in the 1940 Act), except that: (i) the Fund may enter into commitments to purchase securities in accordance with the Fund’s investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act, or an exemptive order; (iii) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act;

2.                   invest in a security that would cause the Fund to fail the asset diversification requirements as set forth in Section 851(b)(3) of the Code;

3.                   concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to oil and gas related securities and to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities;

4.                   invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts;

5.                   purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including REITs, which deal in real estate or interests therein;

6.                   make loans, except that, to the extent appropriate under its investment program, the Fund may: (i) purchase bonds, debentures or other debt securities, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund’s total assets;

7.                   borrow money, except that: (i) the Fund may enter into certain futures contracts and options related thereto; (ii) the Fund may enter into commitments to purchase securities in accordance with the Fund’s investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (iv) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (v) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund’s assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund’s assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund’s total assets; or

8.                   act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

Non-Fundamental Investment Policies

The Board has adopted the following non-fundamental investment restrictions which may be changed by a vote of the Fund’s Board and without shareholder vote:

1.                   invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. The adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; or

2.                   purchase the securities of any other investment company, except as permitted under the 1940 Act.

For the purposes of the Russia Fund section of the Prospectuses, and this SAI, a Russian company means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, Russia; (ii) for which the principal equity securities trading market is in Russia; or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia or that has at least 50% of its assets situated in Russia.

Russia Fund intends to invest its assets in Russian companies in a broad array of industries, including the following: oil and gas, energy generation and distribution, communications, mineral extraction, trade, financial and business services, transportation, manufacturing, real estate, textiles, food processing, and construction. The Fund is not permitted to invest more than 25% of the value of its total assets in any one industry. It may, however, invest an unrestricted amount of its assets in the oil and gas industry. The Fund’s investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia. As a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

Under current conditions, Russia Fund expects to invest at least 20% of its total assets in very liquid assets to maintain liquidity and provide stability. As the Russian equity markets develop, however, and the liquidity of Russian securities becomes less problematic, the Fund will invest a greater percentage of its assets in Russian equity securities.

As further described above, Russia Fund is authorized to use various investment strategies, some or all of which may be classified as derivatives, to hedge various market risks and to enhance total return, which may be deemed a form of speculation. Subject to the requirements of the 1940 Act, Russia Fund may hedge up to 100% of its assets when deemed appropriate by the adviser or sub-adviser. The Fund is also authorized to use investment strategies to manage the effective maturity or duration of debt securities or instruments held by the Fund, or to enhance the Fund’s income or gain. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, most of these strategies are currently unavailable in Russia and may not become available in the future. Techniques and instruments may change over time, however, as new instruments and strategies are developed or regulatory changes occur.

The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common and preferred stocks, warrants and convertible securities) of Russian companies.  The Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.  If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Russia Fund is a non-diversified fund.  The Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer.  The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company.

General for all Funds

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage limitation or standard will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in t he issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.  If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

To the extent required by the SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its net assets plus borrowings (measured at the time of purchase) in the particular type of investment suggested by its name.

Industry classifications of domestic issuers for all Funds, except for those listed below, are determined in accordance with the current Directory of Companies Filing Annual Reports with the SEC. Industry classifications of foreign issuers for the Funds (except Global Bond Fund) are based on data provided by Bloomberg L.P. and other industry data sources. For Global Bond Fund, industry classifications are in accordance with Barclay’s industry classifications.  For sovereign debt, each sovereign country is treated as a separate industry.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

Investing in certain short-term, high-quality debt instruments and in U.S. government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the adviser’s or sub-adviser’s ability to invest cash inflows; (iii) to permit a Fund to meet redemption requests; and (iv) for temporary defensive purposes.  A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund’s assets are insufficient for effective investment in equities.

Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include: (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.  When investing for the purposes indicated above, the Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.  To the extent a Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Each Fund may sell a portfolio investment soon after its acquisition if the Sub-Adviser believes that such a disposition is consistent with the Fund’s investment objective.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A change in securities held in a Fund’s portfolio is known as “portfolio turnover” and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less.  A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to significantly change their portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase commission expenses and may involve realization of capital gains by the Funds.

A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions.  A high turnover rate would increase commission expenses and may involve realization of capital gains by a Fund. These expenses are ultimately borne by a Fund’s shareholders.

Each Fund’s historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

For Emerging Markets Equity Dividend Fund, the 60% decrease in the annual portfolio turnover rate from

2011 to 2012 was due to a decrease in market volatility.

For Global Bond Fund, the 38% increase in the annual portfolio turnover rate from 2011 to 2012 was due to the Fund’s increased use of futures to obtain derivative exposure to the short end of the European sovereign curve.

For Global Natural Resources Fund, the 40% decrease in the annual portfolio turnover rate from 2011 to 2012 was due to change in sub-sector exposure in 2011 based on identified investment opportunities and then consistent investment positioning into 2012 given sub-sector trends in energy, mining and material.

For Global Opportunities Fund, the 48% decrease in the annual portfolio turnover rate from 2011 to 2012 was due to the change in market volatility that was on average much lower in 2012.

For International Real Estate Fund, the 33.3% decrease in the annual portfolio turnover rate from 2011 to 2012 was due to an investment environment with reduced volatility among listed property companies and was not due to any material changes to the Sub-Adviser’s investment process during this time period.

For International Value Fund, the 72% decrease in the annual portfolio turnover rate from 2011 to 2012 was a result of reduced trading activity as compared to 2011.  On January 1, 2011, del Rey Global Investors, LLC was named as a sub-adviser for a portion of the Fund’s assets which resulted in increased trading activity to reposition those assets to this sub-adviser’s investment style.

For International Value Choice Fund, the 40% decrease in the annual portfolio turnover rate from 2011 to 2012 was due to pending sub-adviser changes and decreased trading of securities.

For International Value Equity Fund, the 48% decrease in the annual portfolio turnover rate from 2011 to 2012 was due to pending sub-adviser changes and decreased trading of securities.

For Russia Fund, the 48% increase in the annual portfolio turnover rate from 2011 to 2012 was due to exceptionally low levels in the prior year, which reflected more volatile trading conditions.

For Global Equity Dividend Fund, the 43% increase in the annual portfolio turnover rate from 2010 to 2011 was mainly due to the extreme volatility in the market, but management changeover caused additional turnover as well.

For Global Opportunities Fund, the 57% decrease in the annual portfolio turnover rate from 2010 to 2011 was primarily the result of the heightened level of correlations in the equity market.

For International Value Equity Fund, the 37% increase in the annual portfolio turnover rate from 2010 to 2011 was a result of the sizable growth of the Fund from the 2009-2010 period.

For Emerging Markets Equity Dividend Fund, the 43% increase in the annual portfolio turnover rate from 2010 to 2011 was primarily due to the increase in the market volatility as measured by the benchmark MSCI Golden Dragon Index. The 30 day volatility of the index increased from an average of 17.4% in 2010 to 22.5% in 2011.

For International Small Cap Fund, the 41% decrease in the annual portfolio turnover rate from 2010 to 2011 was due to the implementation of a multi-day component to Acadian Asset Management’s transaction cost model in May 2010, which had the effect of lowering the average turnover per rebalance.

For International Value Fund, the 43% increase in the annual portfolio turnover rate from 2010 to 2011 was mainly due to the change in management team adjusting the portfolio to reflect their view.  In addition, the heightened level of volatility across markets worldwide further amplified the turnover rate.

DISCLOSURE OF THE FUNDS’ PORTFOLIO SECURITIES

Each Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with each Fund’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, each Fund posts its portfolio holdings schedule on ING’s website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter or as soon thereafter as practicable.  Each Fund may also post its complete or partial portfolio holdings on its website as of a specified date.  The portfolio holdings schedule is as of the last day of the previous calendar quarter (i.e., each Fund will post the quarter-ending June 30 holdings on July 31).  The Funds may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

Each Fund also compiles a list composed of its ten largest holdings (“Top Ten”).  This information is produced monthly and is made available on ING’s website on the tenth day of each month. The Top Ten holdings information is as of the last day of the previous month or as soon thereafter as practicable.

Investors (both individual and institutional), financial intermediaries that distribute each Fund’s shares and most third parties may receive a Fund’s annual or semi-annual shareholder reports, or view them on ING’s website, along with a Fund’s portfolio holdings schedule.  The Top Ten list is also provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

Other than in regulatory filings or on ING’s website, a Fund may provide its portfolio holdings to certain unaffiliated third parties and affiliates when a Fund has a legitimate business purpose for doing so.  Unless otherwise noted below, a Fund’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided.  Specifically, a Fund’s disclosure of its portfolio holdings may include disclosure:

•                  to the Fund’s independent registered public accounting firm, named herein, for use in providing audit opinions;

•                  to financial printers for the purpose of preparing Fund regulatory filings;

•                  for the purpose of due diligence regarding a merger or acquisition;

•                  to a new adviser or sub-adviser prior to the commencement of its management of the Fund;

•                  to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and S&P, such agencies may receive more data from the Funds than is posted on ING’s website);

•                 to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Fund;

•                  to service providers, on a daily basis, in connection with their providing services benefiting the Funds such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting, or class action services providers;

•                  to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders;

•                  to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or

•                  to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of fund portfolios.  The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding a Fund’s portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of a Fund’s shareholders, on the one hand, and those of a Fund’s adviser, sub-adviser, principal underwriter or any affiliated person of a Fund, its adviser, or its principal underwriter, on the other.  Such Policies authorize the Funds’ administrator to implement the Board’s policies and direct the administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Funds’ shareholders.  Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, sub-adviser(s), principal underwriter and their affiliates.  The Board has authorized the senior officers of the Funds’ administrator to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Funds’ administrator reports quarterly to the Board regarding the implementation of the Policies.

Each Fund has the following ongoing arrangements with certain third parties to provide a Fund’s full portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for ING Funds Line of Credit	As requested	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Class Action Services	Monthly	10 days
Charles River Development	Compliance	Daily	None
Coates Analytics, a Division of Albridge Solutions, Inc. and an indirect wholly-owned subsidiary of the Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Fund and its shareholders.  The Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of ING’s Legal Department.  All waivers and exceptions involving any of the Funds will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Funds, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF THE TRUSTS

The business and affairs of the Trust are managed under the direction of the Trusts’ Boards according to the applicable laws of each Registrant. The Boards govern the Funds and are responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee each Trust’s activities, review contractual arrangements with companies that provide services to each Fund, and review the Funds’ performance.

Information Regarding Individual Board Members of the Trusts

Name, Address and Age	Position(s) Held with each Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)(3)	Other Board Positions Held by Trustee
Independent Trustees
Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite100 Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	147	None.
John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005 –Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present). Formerly, Consultant (July 2007 – February 2008).	147	None.
Patricia W. Chadwick(4) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age:64	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	147	Wisconsin Energy Corporation (June 2006 – Present) and The Royce Funds (35 funds) (December 2009 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	November 2007 – Present	Retired	147	First Marblehead Corporation (September 2003 – Present)
J. Michael Earley 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	February 2002 – Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A. Des Moines (June 1992 – December 2008).	147	None.
Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 – June 2009).	147	Assured Guaranty Ltd. (April 2004 – Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006 –Present	Consultant (May 2001 – Present).	147	Stillwater Mining Company (May 2002 – Present).
Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson and Trustee	February 2002 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	147	UGI Corporation (February 2006 – Present); and UGI Utilities, Inc. (February 2006 – Present).
Trustees who are “Interested Persons”

Name, Address and Age	Position(s) Held with each Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)(3)	Other Board Positions Held by Trustee
Robert W. Crispin(5) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 - Present	Retired.	147	Intact Financial Corporation (December 2004 – Present) and PFM Group (November 2010 – Present).
Shaun P. Mathews(5) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present).	182	ING Capital Corporation, LLC (December 2005 – Present).

(1)          Subject to the Board’s retirement policy, Trustees serve until their successors are duly elected and qualified.  The Board’s retirement policy states that each duly elected or appointed Trustee who is not an “interested person” of the Trusts, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the close of business on December 31 of the calendar year in which the Trustee reaches the age of 73.  A majority vote of the Board may extend the retirement date of a Trustee if such retirement would trigger a requirement to hold a meeting of shareholders of the Trusts under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies:  ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund, ING Infrastructure, Industrial and Materials Fund, ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund, ING Variable Insurance Trust and ING Variable Products Trust.  The number of Funds in the complex is as of January 31, 2013.

(3)          Mr. Mathews is also a Trustee/Director of the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(4)          In 2010 and 2011, Patricia Chadwick received approximately $295,000 and $415,000, respectively, from a consulting firm that was engaged by a law firm representing JPMorgan Chase Bank, N.A.  The compensation was for her services as an expert in a class action regarding JPMorgan Chase Bank, N.A.’s securities lending activities. JPMorgan Chase Bank, N.A. is an affiliate of JP Morgan Investment Management, Inc., a sub-adviser to ING Emerging Markets Equity Fund.

(5)          Messrs. Crispin and Mathews are deemed to be “interested persons” of the Trusts as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Investments Distributor, LLC.

Information for each of the Trusts’ Officers

Name, Address and Age	Positions Held with each Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	February 2002 - Present

Managing Director and Chief Operating Officer, ING Investments LLC and ING Funds Services, LLC (April 2012 – Present) and Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (March 2011 – Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 – April 2012), and Chief Compliance Officer, ING Funds (March 2011 – February 2012).

Name, Address and Age	Positions Held with each Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	May 1999 - Present (ING Mutual Funds) November 1999 – Present (ING Mayflower Trust) September 2009 – Present	Executive Vice President, ING Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments LLC (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).

Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer & Assistant Secretary	March 2005 - Present	Senior Vice President, ING Fund Services, LLC (March 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003 – Present	Senior Vice President, ING Investments, LLC (October 2003 – Present).
Julius Drelick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 – Present

Senior Vice President – Fund Compliance, ING Investment Funds Services, LLC (June 2012 – Present). Formerly, Vice President – Platform Product Management and Project Management, ING Investments, LLC (April 2007 – June 2012).

Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 Age: 42	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 – Present	Vice President, ING Funds Services, LLC (March 2012 – Present). Formerly, Assistant Vice President – Director, ING Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004 – Present	Vice President, ING Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	February 2003 – Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 – Present); Director of Compliance, ING Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 – April 2010).

Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 1999 – Present (ING Mutual Funds) November 1999 – Present (ING Mayflower Trust)	Vice President and Treasurer, ING Funds Services, LLC (November 1995 – Present) and ING Investments, LLC (August 1997 – Present).

Name, Address and Age	Positions Held with each Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012 – Present	Vice President, ING Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 - Present

Vice President – Platform Product Management and Product Management; ING Investments, LLC (July 2012 – Present); Vice President, ING Investment Management – ING Funds (March 2010 – Present); Vice President, ING Funds Services, LLC (March 2006 – Present). Formerly, Managing Paralegal, Registration Statements (June 2003 – July 2012).

Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008 - Present	Assistant Vice President – Director of Tax, ING Funds Services, LLC (March 2008 – Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 – March 2008).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, ING Investment Management – ING Funds (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).
Paul Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010 – Present

Vice President and Senior Counsel, ING Investment Management – ING Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 – April 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003 – Present

Vice President and Senior Counsel, ING Investment Management – ING Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 – April 2008).

(1)            The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

The Board of Trustees

Each Trust and each Fund is governed by the Trust’s Board, which oversees the Trust’s business and affairs.  The Board delegates the day-to-day management of each Trust and its Funds to the Trust’s officers and to various service providers that have been contractually retained to provide such day-to-day services.  The ING entities that render services to the Funds do so pursuant to contracts that have been approved by the Board.  The Trustees are experienced executives who, among other duties, oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s investment performance.

The Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are independent or disinterested persons, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).  Each Trust is one of 21 registered investment companies (with a total of approximately 147 separate series) and all of the Trustees serve as members of, as applicable, each investment company’s Board of Trustees or Board of Directors.  The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently Roger B. Vincent, serves as the Chairperson of the Board of the Trust.  The responsibilities of the Board Chairman include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine.  Mr. Vincent holds no position with any firm that is a sponsor of the Trust.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section.  Each Committee operates pursuant to a written Charter approved by the Board.  The Board currently conducts regular meetings eight (8) times a year.  Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session.  In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

The Board believes that its leadership structure is an effective means of empowering the Trustees to perform their fiduciary and other duties.  For example, the Board’s committee structure faciliates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee.  The Board has established an Audit Committee whose functions include, among other things, meeting with the independent registered public accounting firm of each Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls, and meeting with management concerning these matters, internal audit activities, and other matters.  The Audit Committee currently consists of four (4) Independent Trustees.  The following Trustees currently serve as members of the Audit Committee:  Ms. Baldwin, and Messrs. Boyer, Drotch, and Earley.  Mr. Earley currently serves as Chairperson of the Audit Committee.  Ms. Baldwin and Messrs. Drotch and Earley have been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act.  The Audit Committee, which currently meets regularly four (4) times per year, held five (5) meetings during the fiscal year ended October 31, 2012.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of, among other things:  (i) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Funds; (ii) facilitating information flow among Board members and the CCO between Board meetings; (iii) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (iv) coordinating CCO oversight activities with other ING Fund boards; (v) making recommendations regarding the role, performance, and oversight of the CCO; (vi) overseeing the implementation of the Funds’ valuation procedures and the fair value determinations made with respect to securities held by the Funds for which market value quotations are not readily available; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of the brokerage usage by the Trusts’ adviser or sub-advisers and compliance with regulations regarding the allocation of brokerage for services.  The Compliance Committee currently consists of four (4) Independent Trustees:  Mses. Chadwick and Pressler and Messrs. Kenny and Vincent.  Mr. Kenny currently serves as Chairperson of the Compliance Committee, which currently meets regularly four (4) times per year, held four (4) meetings during the fiscal year ended October 31, 2012.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Funds.  The responsibilities of the Contracts Committee, among other things, include:  (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval or renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans.  The Contracts Committee currently consists of five (5) Independent Trustees: Mses. Chadwick and Pressler and Messrs. Boyer, Drotch, and Vincent.  Ms. Pressler serves as Chairperson of the Contracts Committee.  The Contracts Committee, which currently meets regularly seven (7) times per year, held eight (8) meetings during the fiscal year ended October 31, 2012.

Investment Review Committee. The Board has established two Investment Review Committees for all of the funds under its direction to, among other things, monitor the investment performance of the Funds and make recommendations to the Board with respect to investment management activities performed by the adviser and sub-advisers on behalf of the Funds, and to review and make recommendations regarding proposals by management to retain new or additional sub-advisers for a Fund.  All of the Funds are monitored by the Investment Review Committee for the International/Balanced/Fixed-Income Funds, with the exception of ING Global Real Estate Fund and ING International Real Estate Fund which are jointly monitored by the International/Balanced/Fixed-Income and Domestic Equity Funds Investment Committees. Each committee is described below:

The Investment Review Committee for the Domestic Equity Funds (the “DE IRC”) currently consists of four (4) Independent Trustees.  The following Trustees serve as members of the DE IRC:  Mses. Chadwick and Messrs. Earley, Kenny, and Vincent.  Ms. Chadwick serves as Chairperson of the DE IRC.  The DE IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended October 31, 2012.

The Investment Review Committee for the International/Balanced/Fixed-Income Funds (the “I/B/F IRC”) currently consists of four (4) Independent Trustees and two (2) Trustees who are “interested persons,” as defined in the 1940 Act.  The following Trustees serve as members of the I/B/F IRC:  Mses. Baldwin and Pressler and Messrs. Boyer, Crispin, Drotch, and Mathews.  Mr. Boyer serves as Chairperson of the I/B/F IRC. The IBF IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended October 31, 2012.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Board members and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates.  A shareholder nominee for Trustee should be submitted in writing to the Trusts’ Secretary.  Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: such person’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due dilligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Funds’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the SEC.

The Nominating and Governance Committee consists of four (4) Independent Trustees:  Mses. Baldwin and Chadwick and Messrs. Kenny and Vincent.  Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee.  The Nominating and Governance Committee, which currently meets regularly four (4) times per year, held one (1) meeting during the fiscal year ended October 31, 2012.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Funds is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities.  The Board oversees this risk management function consistent with and as part of its oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Funds.  In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Funds or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Funds.  In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes, and the risk of conflicts of interest affecting ING affiliates in managing the Funds.  The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Funds.  In addition, many service providers to the Funds have adopted their own policies, procedures, and controls designed to address particular risks to the Funds.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trusts, including the CCOs for the Trusts and its investment adviser and the Trusts’ Chief Investment Risk Officer (“CIRO”), and from other service providers.  For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trusts.  The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers.  Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Fund’s portfolio managers.  Although the IRD works closely with management of the Trusts in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.

Qualifications of the Trustees

The Board believes that each of the Trustees is qualified to serve as a Trustee of the Trusts based on its review of the experience, qualifications, attributes, and skills of each Trustee.  The Board bases this conclusion on its consideration of various criteria, no one of which is controlling.  Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Trustee’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members.  Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board of Trustees of the Trusts, as well as the boards of other investment companies in the ING Fund Complex and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above in the section entitled “Information Regarding Individual Board Members of the Trusts.”  That table includes, for each Trustee, positions held with the Trusts, the length of such service, principal occupations during the past five years, the number of series within the ING Funds Complex for which the Trustee serves as a Board member, and certain directorships held during the past five years.  Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trusts’ business and structure.

Colleen D. Baldwin has been a Trustee of the Trusts and a board member of other investment companies in the ING Fund Complex since 2007.  She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009.  Ms. Baldwin has been President of Glantaum Partners, LLC, a business consulting firm, since 2009.  Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). In addition to her undergraduate degree, Ms. Baldwin has an MBA degree from Pace University.

John V. Boyer has been a Trustee of the Trusts and a board member of other investment companies in the ING Fund Complex since 2005.  He also has served as Chairperson of the Trusts’ I/B/F IRC since 2006 and, prior to that, as Chairperson of the Trusts’ Compliance Committee.  Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio.  Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios.  He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005).  In addition to his undergraduate degree, Mr. Boyer has an MFA degree from Princeton University.

Patricia W. Chadwick has been a Trustee of the Trusts and a board member of other investment companies in the ING Fund Complex since 2006.  She also has served as Chairperson of the Trusts’ DE IRC since 2007.  Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy.  She also is a director of The Royce Fund (since 2009), Wisconsin Energy Corp. (since 2006) and AMICA Mutual Insurance Company (since 1992).  Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business.

Robert W. Crispin has been a Trustee of the Trusts and a board member of other investment companies in the ING Fund Complex since 2007.  He formerly served as Chairman and Chief Executive Officer of ING Investment Management Co. LLC (2001-2007), an investment sub-adviser to many of the funds in the ING Fund Complex, and in other senior positions in financial service firms.

Peter S. Drotch has been a Trustee of the Trusts and a board member of other investment companies in the ING Fund Complex since 2007.  Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s asset management practice group and acquired extensive experience with respect to audits and other financial matters relating to registered investment companies.  Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters.  In addition to his undergraduate degree, Mr. Drotch is a Certified Public Accountant.

J. Michael Earley has been a Trustee of the Trusts and a board member of other investment companies in the ING Fund Complex since 2002.  He also has served as Chairperson of the Trusts’ Audit Committee since 2003.  Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992.  He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002).  In addition to his undergraduate degree, Mr. Earley has a JD degree from the University of Iowa.

Patrick W. Kenny has been a Trustee of the Trusts and a board member of other investment companies in the ING Fund Complex since 2005.  He also has served as the Chairperson of the Trusts’ Compliance Committee since 2006.  He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm).  Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund Complex (2002-2005).  In addition to his undergraduate degree, Mr. Kenny has an MS degree from the University of Missouri and is a Certified Public Accountant.

Shaun P. Mathews has been a Trustee of the Trusts and a board member of other investment companies in the ING Fund Complex since 2007.  He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present).  Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Sheryl K. Pressler has been a Trustee of the Trusts and a board member of other investment companies in the ING Fund Complex since 2006.  She also has served as Chairperson of the Trusts’ Contracts Committee since 2007.  Ms. Pressler has served as a consultant on financial matters since 2001.  Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer).  In addition to her undergraduate degree, Ms. Pressler has an MBA degree from Washington University.

Roger B. Vincent has been a Trustee of the Trusts and a board member of other investment companies in the ING Fund Complex since 2002.  He also has served as Chairman of the Board of Trustees since 2007 and he previously served as Chairperson of the Contracts Committee and the DE IRC.  Mr. Vincent is a Director of UGI Corporation and UGI Utilities (since 2006) and recently retired as President of Springwell Corporation (a corporate finance firm).  He previously worked for 20 years at Bankers Trust Company.  He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000), and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1994-2002).  Mr. Vincent is a frequent speaker or panelist at mutual fund industry conferences and seminars.  In addition to his undergraduate degree, Mr. Vincent has an MBA degree from Harvard University.

Trustee Ownership of Securities

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the ING Fund Complex of Funds at all times (“Ownership Policy”).  For this purpose, beneficial ownership of ING Fund shares includes, in addition to direct ownership of ING Fund shares, ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a ING Fund within the ING Fund Complex, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the ING Fund Complex.

Under this Ownership Policy, the initial value of investments in the ING Funds Complex that are beneficially owned by a Trustee must equal at least $100,000.  Existing Trustees were provided with a reasonable amount of time, not to exceed three years, from the date upon which the minimum ownership requirement was set at $100,000 (in July 2007) in order to satisfy the foregoing requirements.  A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, of becoming a Trustee.  A decline in the value of any fund investments will not cause a Trustee to have to make any additional investments under this Ownership Policy.  As of December 31, 2012, all Independent Trustees were in compliance with the Ownership Policy.

Investment in mutual funds of the ING Fund Complex by the Trustees pursuant to this Ownership Policy are subject to:  (i) policies, applied by the mutual funds of the ING Fund Complex to other similar investors that are designed to prevent inappropriate market timing trading practices; and (ii) to any provisions of the ING Funds’ Code of Ethics that otherwise applies to the Trustees.

Trustees’ Fund Equity Ownership Positions

Set forth in the table below is the information regarding each Trustee’s ownership of equity securities of a Fund overseen by the Trustees and the aggregate holdings of shares of equity securities of all Funds of the Trust for the calendar year ending December 31, 2012:

Dollar Range of Equity Securities
Name of Trustee	Emerging Markets Equity Fund	Emerging Markets Equity Dividend Fund	Global Bond Fund	Global Equity Dividend Fund	Global Natural Resources Fund	Global Opportunities	Global Real Estate Fund
Colleen D. Baldwin	$50,000 – 100,000(1)	None	None	None	None	None	None
John V. Boyer	$10,000 - $50,000	None	None	None	None	None	$1 - $10,000
Patricia W. Chadwick	None	None	None	None	None	None	None
Peter S. Drotch	None	None	None	None	None	None	$50,000 - $100,000
J. Michael Earley	None	None	None	None	None	None	None
Patrick W. Kenny	None	None	None	None	None	None	None
Sheryl K. Pressler	$50,000 – 100,000(1)	None	None	None	None	None	None
Roger B. Vincent	None	None	None	None	None	Over $100,000	None
Robert W. Crispin	None	None	None	None	None	None	None
Shaun P. Mathews	None	None	None	None	None	None	None

Dollar Range of Equity Securities
Name of Trustee	International Core Fund	International Growth Fund	International Real Estate Fund	International Small Cap Fund	International Value Fund	International Value Choice Fund
Colleen D. Baldwin	None	None	$50,000 – 100,000(1)	None	None	None
John V. Boyer	None	None	None	None	None	None
Patricia W. Chadwick	None	None	None	None	None	None
Peter S. Drotch	None	None	None	None	None	None
J. Michael Earley	None	None	None	None	None	None
Patrick W. Kenny	None	None	$10,000 - $50,000	None	None	None
Sheryl K. Pressler	$50,000 - $100,000(1)	None	None	None	None	None
Roger B. Vincent	None	None	None	None	None	None
Robert W. Crispin	None	None	None	None	None	None
Shaun P. Mathews	None	None	None	None	None	None

Dollar Range of Equity Securities
Name of Trustee	International Value Equity Fund	Russia Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Colleen D. Baldwin	None	None	Over $100,000(1)
John V. Boyer	None	$10,000 - $50,000	Over $100,000 $10,000 - $50,000(1)
Patricia W. Chadwick	None	None	Over $100,000
Peter S. Drotch	None	None	Over $100,000
J. Michael Earley	None	None	Over $100,000
Patrick W. Kenny	None	Over $100,000(1)	Over $100,000 Over $100,000(1)
Sheryl K. Pressler	None	None	Over $100,000(1)
Roger B. Vincent	None	None	Over $100,000 Over $100,000(1)
Robert W. Crispin	None	None	None
Shaun P. Mathews	$10,000 - $50,000(1)	None	Over $100,000 $50,000 - $100,000(1)

(1)   Funds held in a Deferred Compensation Account and/or 401(k) account.

Independent Trustee Ownership of Securities of the Adviser, the Underwriter and Their Affilliates

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the Funds’ adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds (not including registered investment companies) as of December 31, 2012.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

Trustee Compensation

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any of its Committee attended.  Each Independent Trustee is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board.  The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings meeting.  The Board may from time to time designate other meetings as subject to compensation.

Effective January 1, 2012, each Fund pays each Trustee who is not an interested person of a Fund a pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000 and $25,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings, and $2,500 for special telephonic meetings. The pro rata share paid by the Funds is based on each Fund’s average net assets as a percentage of the average net assets of all the Funds managed by the Adviser or its affiliates for which the Trustee serve in common as Trustees.

Future Compensation Payment

Each non-interested Trustee who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five  or more  years  for one or more ING Funds  prior to his or her retirement as defined in the Policy (which would include the death or disability of such Trustee), is entitled to a future payment (“Future Payment”) if such Trustee:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable,  the Trustee or the Trustee’s estate,  in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability  if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustees retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the ING Fund or ING Funds on whose Board the Trustee was serving at the time of his or her retirement, death or disability.  Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Compensation Table

The following table sets forth information provided by the Funds’ investment adviser regarding compensation of the Trustees by each Fund and other funds managed by the adviser and its affiliates for the fiscal year ended October 31, 2012.  Trustees who are interested persons of the Trust and Officers of the Trust do not receive any compensation from the Funds or any other funds managed by the adviser or its affiliates.

	Aggregate Compensation From the Funds
Name of Trustee	Emerging Countries(1)	Emerging Markets Equity	Emerging Markets Equity Dividend	Global Bond	Global Equity Dividend	Global Natural Resources	Global Opportunities	Global Real Estate
Colleen D. Baldwin	$240	$309	$124	$2,708	$299	$416	$224	$15,004
John V. Boyer(6)	$247	$317	$127	$2,774	$306	$426	$229	$15,369
Patricia W. Chadwick	$247	$317	$127	$2,774	$306	$426	$229	$15,369
Robert W. Crispin(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	$221	$284	$113	$2,486	$274	$382	$205	$13,772
J. Michael Earley	$240	$309	$124	$2,708	$299	$416	$224	$15,004
Patrick W. Kenny(6)	$243	$312	$125	$2,729	$301	$420	$226	$15,122
Shaun P. Mathews(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	$274	$352	$141	$3,085	$340	$474	$255	$17,094
Roger Vincent	$286	$368	$147	$3,218	$355	$494	$266	$17,833

	Aggregate Compensation From the Funds
Name of Trustee	Index Plus International(2)	International Capital Appreciation(3)	International Core	International Growth	International Real Estate	International Small Cap	International Value
Colleen D. Baldwin	$348	$75	$1,356	$577	$1,838	$1,035	$2,313
John V Boyer(6)	$357	$77	$1,390	$592	$1,883	$1,061	$2,371
Patricia W. Chadwick	$357	$77	$1,390	$592	$1,883	$1,061	$2,371
Robert W. Crispin(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	$320	$69	$1,245	$530	$1,687	$951	$2,126
J. Michael Earley	$348	$75	$1,356	$577	$1,838	$1,035	$2,313
Patrick W. Kenny(6)	$351	$76	$1,368	$582	$1,853	$1,044	$2,333
Shaun P. Mathews(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	$397	$85	$1,545	$658	$2,093	$1,178	$2,633
Roger Vincent	$414	$89	$1,612	$686	$2,183	$1,229	$2,746

	Aggregate Compensation From the Funds
Name of Trustee	International Value Choice	International Value Equity	Russia	Total Compensation From Registrant and Fund Complex Paid to Trustees(4), (5)
Colleen D. Baldwin	$111	$1,658	$1,133	$305,500
John V. Boyer(6)	$114	$1,703	$1,162	$313,000
Patricia W. Chadwick	$114	$1,703	$1,162	$313,000
Robert W. Crispin(7)	N/A	N/A	N/A	N/A
Peter S. Drotch	$102	$1,526	$1,041	$280,500
J. Michael Earley	$111	$1,658	$1,133	$305,500
Patrick W. Kenny(6)	$112	$1,676	$1,143	$308,000
Shaun P. Mathews(7)	N/A	N/A	N/A	N/A
Sheryl K. Pressler	$127	$1,888	$1,290	$348,000
Roger Vincent	$132	$1,967	$1,346	$363,000

(1)          Emerging Countries Fund merged into Emerging Markets Equity Fund on or about July 21, 2012.

(2)          Index Plus International Equity Fund was liquidated on or about February 22, 2013.

(3)          International Capital Appreciation was liquidated on or about March 23, 2012.

(4)          Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

(5)          Represents compensation from 136 funds (total in complex as of October 31, 2012).

(6)          During the fiscal year ended October 31, 2012, Messrs. Boyer and Kenny deferred $20,000 and $77,000 respectively, of their compensation from the ING Fund Complex.

(7)          Mr. Crispin and Mr. Mathews are “Interested Persons,” as defined by the Investment Company Act of 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Investments Distributor, LLC.  Officers and Trustees who are interested persons do not receive any compensation from the Trust.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a Trust.  A control person may be able to take actions regarding a Fund without the consent or approval of shareholders.  As of February 1, 2013, the Trustees and officers of each Trust as a group owned less than 1% of any class of each Fund’s outstanding shares.

As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any Fund, except as set forth below. In addition, as of February 27, 2012 no person owned any of the Global Bond fund’s Class P Shares. Unless otherwise indicated below, the Trusts have no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
Emerging Markets Equity	Wilmington Trust RISC TTEE FBO Noble Energy Production Deferred Comp Plan for Select Emply PO Box 52129 Phoenix, AZ 85072	Class A	15.11	3.51
Emerging Markets Equity	Charles Schwab & Co INC Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class A	11.69	3.93
Emerging Markets Equity	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class B	15.87	2.80
Emerging Markets Equity	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class B	12.15	1.47
Emerging Markets Equity	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class B	11.34	1.30
Emerging Markets Equity	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class B	11.23	2.29
Emerging Markets Equity	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 60 South 6th Street Minneapolis, MN 55402-4400	Class B	5.31	0.88
Emerging Markets Equity	Charles Schwab & Co INC Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Class B	6.42	3.93
Emerging Markets Equity	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Fl Jersey City, NJ 07310-2055	Class C	5.17	1.38
Emerging Markets Equity	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive East 3rd Floor	Class C	10.82	1.47

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
	Jacksonville, FL 32246-6484
Emerging Markets Equity	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class C	6.92	1.30
Emerging Markets Equity	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class C	22.34	2.29
Emerging Markets Equity	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 60 South 6th Street Minneapolis, MN 55402-4400	Class C	5.80	0.88
Emerging Markets Equity	Charles Schwab & Co INC Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Class C	21.34	3.93
Emerging Markets Equity	ING Capital Allocation Fund ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	8.20	5.73
Emerging Markets Equity	ING Solution 2025 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	15.24	10.65
Emerging Markets Equity	ING Solution 2035 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	26.47	18.50
Emerging Markets Equity	ING Solution 2045 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	17.25	12.05
Emerging Markets Equity	ING Diversified International Fund ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	8.55	5.98
Emerging Markets Equity	Reliastar Life Insurance Company 1 Orange Way Windsor, CT 06095-0001	Class R	99.66	0.00
Emerging Markets Equity	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class W	54.24	2.80
Emerging Markets Equity	Ameritrade Inc PO Box 2226 Omaha, NE 68103-2226	Class W	7.80	0.54
Emerging Markets Equity	ING Life Insurance & Annuity CO ATTN: Valuation Unit 1 Orange Way B3N Windsor, CT 06095	Class W	13.72	0.37
Emerging Markets Equity	Charles Schwab & Co INC Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class W	8.54	3.93

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
Emerging Markets Equity Dividend	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	18.88	13.58
Emerging Markets Equity Dividend	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class A	9.35	10.63
Emerging Markets Equity Dividend	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class A	5.62	10.89
Emerging Markets Equity Dividend	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class B	11.59	13.58
Emerging Markets Equity Dividend	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class B	26.03	10.63
Emerging Markets Equity Dividend	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	10.50	13.58
Emerging Markets Equity Dividend	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class C	8.12	4.44
Emerging Markets Equity Dividend	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class C	11.25	10.63
Emerging Markets Equity Dividend	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class C	38.50	10.89
Emerging Markets Equity Dividend	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class C	5.63	2.06
Emerging Markets Equity Dividend	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class I	21.65	4.44
Emerging Markets Equity Dividend	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class I	33.00	10.63
Emerging Markets Equity Dividend	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class I	42.88	10.89
Emerging Markets Equity Dividend	Capital One Sharebuilder Inc. For the Sole Benefit of its Customers ATTN: Bob Miller Head of Broker/Opps 88 S. King Street, Suite 700 Seattle, WA 98104-3852	Class O	99.95	14.78
Emerging Markets Equity Dividend	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class W	86.51	13.58
Emerging Markets Equity Dividend	Reliastar Life Insurance Company 1 Orange Way	Class W	13.49	0.01

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
	Windsor, CT 06095
Global Bond	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Fl Jersey City, NJ 07310-2055	Class A	20.67	6.78
Global Bond	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	14.03	7.54
Global Bond	ING National Trust 1 Orange Way Windsor, CT 06095-4773	Class A	6.14	1.65
Global Bond	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class A	6.15	2.62
Global Bond	Charles Schwab & Co INC Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class A	9.59	4.50
Global Bond	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class B	10.73	7.54
Global Bond	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class B	27.30	12.30
Global Bond	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class B	12.36	8.11
Global Bond	Charles Schwab & Co INC Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Class B	5.56	4.50
Global Bond	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class C	9.37	6.78
Global Bond	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	7.73	7.54
Global Bond	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class C	29.07	12.30
Global Bond	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class C	13.74	8.11
Global Bond	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class C	16.07	14.84

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
Global Bond	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class C	5.63	2.62
Global Bond	ING Capital Allocation Fund ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	6.10	3.35
Global Bond	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class I	12.94	12.30
Global Bond	ING Solution 2015 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	10.01	5.50
Global Bond	ING Solution 2025 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	17.04	9.36
Global Bond	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class I	9.53	8.11
Global Bond	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class I	21.27	14.84
Global Bond	Capital One Sharebuilder Inc. For the Sole Benefit of its Customers ATTN: Bob Miller Head of Broker/Opps 88 S. King Street, Suite 700 Seattle, WA 98104-3852	Class O	99.94	0.51
Global Bond	Frontier Trust Company FBO Collabraspace 401(k) PSP PO Box 10758 Fargo, ND 58106	Class R	100.00	0.04
Global Bond	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class W	56.79	7.54
Global Bond	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 60 South 6th Street Minneapolis, MN 55402-4400	Class W	9.06	1.57
Global Bond	LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 9785 Towne Centre Drive San Diego, CA 92121	Class W	18.23	2.08
Global Equity Dividend	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class A	9.39	5.68
Global Equity Dividend	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	19.64	11.61

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
Global Equity Dividend	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class A	7.97	14.20
Global Equity Dividend	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class A	7.87	7.41
Global Equity Dividend	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class A	6.15	4.68
Global Equity Dividend	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class B	9.75	11.61
Global Equity Dividend	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class B	18.76	14.20
Global Equity Dividend	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class B	15.58	7.41
Global Equity Dividend	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class B	5.05	5.30
Global Equity Dividend	Charles Schwab & Co INC Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Class B	5.35	1.99
Global Equity Dividend	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Fl Jersey City, NJ 07310-2055	Class C	5.86	5.68
Global Equity Dividend	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	8.38	11.61
Global Equity Dividend	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class C	29.13	14.20
Global Equity Dividend	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class C	8.15	7.41
Global Equity Dividend	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class C	7.33	5.30
Global Equity Dividend	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class C	5.62	4.68

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
Global Equity Dividend	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class I	46.69	14.20
Global Equity Dividend	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class I	27.04	7.41
Global Equity Dividend	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class I	25.35	5.30
Global Equity Dividend	Capital One Sharebuilder Inc. For the Sole Benefit of its Customers ATTN: Bob Miller Head of Broker/Opps 88 S. King Street, Suite 700 Seattle, WA 98104-3852	Class O	96.96	19.51
Global Equity Dividend	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class W	42.69	11.61
Global Equity Dividend	Ameritrade Inc PO Box 2226 Omaha, NE 68103-2226	Class W	5.13	0.36
Global Equity Dividend	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class W	32.59	4.68
Global Natural Resources	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	6.64	6.70
Global Natural Resources	Charles Schwab & CO INC Reinvest Account ATTN: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4151	Class A	12.54	12.85
Global Natural Resources	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class I	41.63	4.43
Global Natural Resources	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class I	8.39	3.36
Global Natural Resources	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class I	49.35	5.86
Global Natural Resources	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class W	43.93	6.70
Global Natural Resources	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class W	5.08	0.76
Global Natural Resources	LPL Financial Omnibus Customer Account	Class W	41.41	0.69

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
	Attn: Lindsay O’Toole 9785 Towne Centre Drive San Diego, CA 92121
Global Opportunities	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class A	9.11	8.89
Global Opportunities	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	12.70	10.40
Global Opportunities	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class A	7.53	17.96
Global Opportunities	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class A	9.54	13.42
Global Opportunities	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class A	6.51	11.37
Global Opportunities	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class B	7.83	8.89
Global Opportunities	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class B	7.81	10.40
Global Opportunities	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class B	19.82	17.96
Global Opportunities	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class B	23.52	13.42
Global Opportunities	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class B	12.47	11.37
Global Opportunities	Charles Schwab & CO INC Special Custody Acct FBO Customers ATTN: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4151	Class B	5.00	3.41
Global Opportunities	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class C	9.92	8.89
Global Opportunities	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	9.18	10.40
Global Opportunities	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class C	25.69	17.96

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
Global Opportunities	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class C	16.20	13.42
Global Opportunities	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class C	14.44	11.37
Global Opportunities	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class I	50.57	17.96
Global Opportunities	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class I	16.48	13.42
Global Opportunities	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class I	30.65	11.37
Global Opportunities	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class W	47.64	10.40
Global Opportunities	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class W	6.10	17.96
Global Opportunities	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class W	7.06	11.37
Global Opportunities	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 60 South 6th Street Minneapolis, MN 55402-4400	Class W	36.40	3.08
Global Real Estate	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Fl Jersey City, NJ 07310-2055	Class A	13.20	4.84
Global Real Estate	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	11.19	8.14
Global Real Estate	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class A	5.69	13.63
Global Real Estate	Charles Schwab & CO INC Special Custody Acct FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class A	28.54	14.18
Global Real Estate	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class B	14.99	8.14
Global Real Estate	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration	Class B	15.49	5.86

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
	4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484
Global Real Estate	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class B	17.86	2.20
Global Real Estate	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class B	9.11	13.63
Global Real Estate	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class C	6.47	4.84
Global Real Estate	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	7.33	8.14
Global Real Estate	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class C	25.04	5.86
Global Real Estate	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class C	7.86	2.20
Global Real Estate	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class C	24.66	13.63
Global Real Estate	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class C	5.98	1.46
Global Real Estate	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class I	5.39	8.14
Global Real Estate	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class I	6.27	5.86
Global Real Estate	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class I	19.64	13.63
Global Real Estate	Edward D. Jones & CO 201 Progress PKWY Maryland Heights, MO 63043-3009	Class I	20.91	11.11
Global Real Estate	Charles Schwab & Co INC Special Custody Acct FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class I	8.74	14.18
Global Real Estate	Capital One Sharebuilder Inc. For the Sole Benefit of its Customers ATTN: Bob Miller Head of Broker/Opps 88 S. King Street, Suite 700	Class O	97.16	0.30

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
	Seattle, WA 98104-3852
Global Real Estate	Counsel Trust DBA Empower Retirement Savings Plan 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	Class R	27.65	0.07
Global Real Estate	Frontier Trust Company FBO Advanced Women’s Healthcare, P.A. 4 PO Box 10758 Fargo, ND 58106	Class R	5.34	0.07
Global Real Estate	Frontier Trust Company FBO Metropolitan Glass, Inc. Retirement PO Box 10758 Fargo, ND 58106	Class R	5.01	0.07
Global Real Estate	Pearl River Valley Electric Power A ATION Defined BEN AI U/A DTD 01/01/ NDY Wallace TTEE, B F Hudson TTEE W.A. Kendrick TTEE PO Box 1217 Columbia, MS 39429	Class R	51.55	0.02
Global Real Estate	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class W	14.15	8.14
Global Real Estate	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 60 South 6th Street Minneapolis, MN 55402-4400	Class W	5.35	0.75
Global Real Estate	LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 9785 Towne Centre Drive San Diego, CA 92121	Class W	17.91	2.72
International Core	ING Capital Allocation Fund ATTN: Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	7.01	6.96
International Core	ING Solution 2015 Portfolio ATTN: Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	7.16	7.10
International Core	ING Solution 2025 Portfolio ATTN: Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	15.23	15.11
International Core	ING Solution 2035 Portfolio ATTN: Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	26.43	26.22
International Core	ING Solution 2045 Portfolio ATTN: Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	17.22	17.08
International Core	ING Diversified International Fund ATTN: Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	9.09	9.02

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
International Core	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class W	98.63	0.79
International Growth	ING Solution 2015 Portfolio ATTN: Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	9.01	9.01
International Growth	ING Solution 2025 Portfolio ATTN: Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	23.02	23.02
International Growth	ING Solution 2035 Portfolio ATTN: Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	19.97	19.97
International Growth	ING Solution 2045 Portfolio ATTN: Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	17.34	17.34
International Growth	ING Diversified International Fund ATTN: Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	11.39	11.39
International Real Estate	NFS LLC FEBO State Street Bank CUST SAI International Fund Brett Lear LLC 2 Avenue De Lafeyette Boston, MA 02111	Class A	77.30	32.72
International Real Estate	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class B	14.08	1.78
International Real Estate	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class B	21.35	3.09
International Real Estate	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class B	30.37	2.08
International Real Estate	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	10.62	1.78
International Real Estate	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class C	30.16	3.09
International Real Estate	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class C	14.40	2.08
International Real Estate	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class C	14.18	1.57
International Real Estate	Wells Fargo Bank NA Omnibus Cash/Cash PO Box 1533	Class I	70.96	41.68

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
	Minneapolis, MN 55480
International Real Estate	Charles Schwab & Co INC Special Custody Acct FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class I	9.22	6.34
International SmallCap	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	7.63	4.40
International SmallCap	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class A	13.62	7.78
International SmallCap	ING National Trust 1 Orange Way Windsor, CT 06095-4773	Class A	7.90	3.11
International SmallCap	ING Life Insurance & Annuity CO ATTN: Valuation Unit One Orange Way B3N Windsor, CT 06095	Class A	20.75	7.27
International SmallCap	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class B	13.65	4.40
International SmallCap	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class B	6.01	7.78
International SmallCap	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class B	12.01	3.39
International SmallCap	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class B	11.54	2.41
International SmallCap	Ameritrade Inc PO Box 2226 Omaha, NE 68103-2226	Class B	8.98	1.08
International SmallCap	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class C	5.66	2.67
International SmallCap	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	9.75	4.40
International SmallCap	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class C	12.48	7.78
International SmallCap	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class C	11.08	3.39
International SmallCap	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class C	8.01	2.41

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
International SmallCap	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 60 South 6th Street Minneapolis, MN 55402-4400	Class C	18.09	2.52
International SmallCap	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class C	8.53	1.32
International SmallCap	NFS LLC FEBO Country Trust PO Box 2020 Bloomington, IL 61702-2020	Class I	9.80	15.64
International SmallCap	SEI Private Trust CO 1 Freedom Valley Drive Oaks, PA 19456	Class I	8.93	4.44
International SmallCap	Charles Schwab & CO INC Special Custody Acct FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class I	46.46	25.97
International SmallCap	Capital One Sharebuilder Inc. For the Sole Benefit of its Customers ATTN: Bob Miller Head of Broker/Opps 88 S. King Street, Suite 700 Seattle, WA 98104-3852	Class O	100.00	0.73
International SmallCap	NFS LLC FEBO Indiana Trust & Investment Management Co. REINV/REINV 4045 Edison Lakes Parkway, Suite 100 Mishawaka, IN 46545-3421	Class W	19.26	15.64
International SmallCap	NFS LLC FEBO US Bank National Association Omnibus — Reinvest/Reinvest 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	Class W	7.51	15.64
International SmallCap	Charles Schwab & Co INC Special Custody Acct FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class W	45.09	25.97
International Value Choice	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class A	13.50	11.30
International Value Choice	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	18.85	16.81
International Value Choice	Patterson & CO FBO USI Services Corp 1525 West WT Harris BLVD Charlotte, NC 28288-1076	Class A	17.72	14.62
International Value Choice	ING National Trust 1 Orange Way	Class A	9.73	7.98

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
	Windsor, CT 06095-4773
International Value Choice	Bank of America NA TTEE Bistol Hospital Pension Account PO Box 831575 Dallas, TX 75201	Class A	14.37	11.79
International Value Choice	Judith Emily Johnson TTEE Judith Emily Johnson Trust U/A DTD 8/17/1995 843 N. Camino Alto Vallejo, CA 94589-2623	Class B	6.67	0.11
International Value Choice	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class B	20.48	5.77
International Value Choice	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class B	32.66	5.66
International Value Choice	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class B	18.77	4.01
International Value Choice	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	11.08	16.81
International Value Choice	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class C	27.18	5.77
International Value Choice	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class C	12.73	5.66
International Value Choice	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class C	16.47	4.01
International Value Choice	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class C	11.56	4.87
International Value Choice	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class I	36.78	5.77
International Value Choice	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class I	37.42	5.66
International Value Choice	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class I	23.05	4.01
International Value Choice	Pershing LLC 1 Pershing Plaza	Class W	28.83	16.81

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
	Jersey City, NJ 07399-0001
International Value Choice	Janney Montgomery Scott LLC Exclusive Benefit of Customers 1801 Market Street Philadelphia, PA 19103-1628	Class W	23.25	0.07
International Value Choice	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class W	45.42	4.87
Interanational Value Equity	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class A	8.41	6.05
Interanational Value Equity	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	8.88	8.15
Interanational Value Equity	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class A	17.81	23.54
Interanational Value Equity	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class A	6.52	9.38
Interanational Value Equity	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class A	6.55	9.49
Interanational Value Equity	Charles Schwab & Co INC Clearing Account FBO of Their Customers 101 Montgomery Street San Francisco, CA 94104-4151	Class A	5.09	3.44
Interanational Value Equity	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class B	5.31	8.15
Interanational Value Equity	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class B	8.82	23.54
Interanational Value Equity	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class B	21.86	9.38
Interanational Value Equity	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class B	10.13	9.49
Interanational Value Equity	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class C	6.12	6.05
Interanational Value Equity	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	8.17	8.15

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
Interanational Value Equity	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class C	34.63	23.54
Interanational Value Equity	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class C	10.49	9.38
Interanational Value Equity	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class C	12.69	9.49
Interanational Value Equity	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class C	6.49	3.57
Interanational Value Equity	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class I	26.03	23.54
Interanational Value Equity	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class I	16.51	9.38
Interanational Value Equity	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class I	14.10	9.49
Interanational Value Equity	ING National Trust 1 Orange Way Windsor, CT 06095-4773	Class I	19.40	3.88
Interanational Value Equity	Reliance Trust Company Custodian FBO ING Americas Deferred Comp Savings Plan PO Box 48529, Suite 200 Atlanta, GA 30362-1529	Class I	17.49	2.94
Interanational Value Equity	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class W	30.22	8.15
Interanational Value Equity	Charles Schwab & Co INC Special Custody Acct FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Class W	7.65	3.44
Interanational Value Equity	LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 9785 Towne Centre Drive San Diego, CA 92121	Class W	16.72	1.18
International Value	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class A	10.58	6.72
International Value	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	5.09	3.28

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
International Value	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class A	17.88	14.68
International Value	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class A	9.44	9.21
International Value	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class A	11.79	10.23
International Value	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class B	12.67	14.68
International Value	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class B	22.40	9.21
International Value	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class B	19.71	10.23
International Value	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 60 South 6th Street Minneapolis, MN 55402-4400	Class B	12.34	1.43
International Value	UBS Financial Services Inc Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	Class C	11.08	6.72
International Value	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class C	5.48	3.28
International Value	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class C	24.15	14.68
International Value	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class C	12.80	9.21
International Value	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class C	22.63	10.23
International Value	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class C	6.16	2.62
International Value	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor	Class I	5.72	14.68

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
	Jacksonville, FL 32246-6484
International Value	ING Diversified International Fund ATTN: Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	8.08	3.07
International Value	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class I	6.78	9.21
International Value	ING National Trust 1 Orange Way Windsor, CT 06095-4773	Class I	19.82	8.00
International Value	Bank of American NA TTEE FBO LASALLE PENSION PLAN & TRUST 700 Louisiana Street Houston, TX 77002-2700	Class I	52.86	20.08
International Value	NFS LLC FEBO NFS/FMTC IRA FBO Melvin M. James Jr. 4361 Keller Road Holt, MI 48842	Class W	13.05	3.38
International Value	NFS LLC FEBO NFS/FMTC IRA FBO Jerry H. McCabe 3369 Hampshire Pike Mt. Pleasant, TN 38474	Class W	10.46	3.38
International Value	NFS LLC FEBO Joan H. Frondorf 493 Eaton Way West Chester, PA 19380	Class W	10.45	3.38
International Value	NFS LLC FEBO NFS/FMTC IRA FBO Glenda Rae Killingbeck 167 Braton Road Clarkson, KY 42726	Class W	9.46	3.38
International Value	NFS LLC FEBO Dan Billmaier Marcia Billmaier 1241 Valley Bluff Drive Perrysburg, OH 43551	Class W	8.95	3.38
International Value	NFS LLC FEBO NFS/FMTC Rollover IRE FBO Patrice A. Klein 5469 Wild Oak East Lansing, MI 48823	Class W	7.77	3.38
International Value	NFS LLC FEBO Joshua M. Burns 939 Hartzell Street Pacific Palisades, CA 90272	Class W	7.55	3.38
International Value	NFS LLC DEBO NFS/FMTC IRA FBO John M. Hall 166 Ormond Drive Scottsville, KY 42164	Class W	6.85	3.38
International Value	Frederick J. Dailey Separate Property Account 14730 Carol Crest Houston, TX 77079-6408	Class W	12.91	0.00

Fund	Name and Address	Class and Record Ownership	Percentage of Class (%)	Percentage of Fund (%)
International Value	RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Funds Ops Manager 60 South 6th Street Minneapolis, MN 55402-4400	Class W	9.65	1.43
Russia	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class A	9.87	9.51
Russia	Charles Schwab & CO INC Reinvest Account ATTN: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4151	Class A	9.44	12.60
Russia	MLPF & S for the Sole Benefit of the Customers ATTN: Fund Administration 4800 Deer Lake Drive, East 3rd Floor Jacksonville, FL 32246-6484	Class I	44.49	5.60
Russia	First Clearing, LLC 2801 Market Street Saint Louis, MO 63103	Class I	28.99	5.07
Russia	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	Class I	23.03	3.65
Russia	NFS LLC FEBO Stanley Laskowski Glenda S. Laskowski 1900 Kelly Kingsville, TX 78363	Class W	23.61	17.61
Russia	NFS LLC FEBO NFS/FMTC IRA FBO Douglas R. Milligan 22501 Shorewood St. Clair Shores, MI 48081	Class W	12.40	17.61
Russia	NFS LLC FEBO Thomas More Pie Jr. 215 E. Main Street St. Clairsville, OH 43950	Class W	7.66	17.61
Russia	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class W	32.65	9.51
Russia	Raymond James Omnibus for Mutual Funds House Account Firm Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716	Class W	12.83	1.18

CODE OF ETHICS

The Funds, the adviser, the sub-advisers, and the Distributor have adopted a code of ethics (“Code of Ethics”) or written supervisory procedures) in accordance with Rule 17j-1 under the 1940 Act governing personal trading activities of all Trustees, Officers of the Funds, and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by a Fund or obtain information pertaining to such purchase or sale.  The Code of Ethics is intended to prohibit fraud against the Funds that may arise from personal trading of securities that may be purchased or held by the Funds or the Funds’ shares.  The Code of Ethics also prohibits short-term trading of each Fund by persons subject to the

Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions.  However, such persons are generally required to pre-clear all security transactions with the Funds’ Compliance Department and to report all transactions on a regular basis.  The sub-advisers have each adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds’ portfolio securities.  The proxy voting procedures delegate to the adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating voting authority to the adviser, the Board has also approved the adviser’s proxy voting procedures, which require the adviser to vote proxies in accordance with the Funds’ proxy voting procedures and guidelines.  An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Funds’ proxy voting procedures.  A copy of the proxy voting procedures and guidelines of the Funds, including procedures of the adviser, is attached hereto as Appendix B.  No later than August 31st of each year, information regarding how the Funds voted proxies relating to portfolio securities for the one-year period ending June 30th is available through ING’s website (www.INGInvestment.com) or by accessing the SEC’s EDGAR database (www.sec.gov).

ADVISER

The adviser for the Funds is ING Investments, LLC (“Adviser” or “ING Investments”), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles.  The Adviser, subject to the authority of the Board, has the overall responsibility for the management of each Fund’s portfolio, subject to delegation of certain responsibilities to other investment advisers (each a “Sub-Adviser” and collectively, “Sub-Advisers”) as outlined below.

Fund	Sub-Adviser
ING Emerging Markets Equity Dividend ING Global Equity Dividend ING Global Opportunities ING Russia	ING Investment Management Advisors B.V. (“IIMA”)

ING Global Bond ING Global Natural Resources ING International Value Choice ING International Value Equity	ING Investment Management Co. LLC (“ING IM”)

ING Global Real Estate ING International Real Estate	CBRE Clarion Securities LLC (“CBRE Clarion”)

Multi-Manager Funds

ING Emerging Markets Equity	Delaware Management Company (“Delaware Management”) JPMorgan Investment Management, Inc. (“JPMorgan”)

ING International Core	Thornburg Investment Management, Inc. (“Thornburg”) Wellington Management Company, LLP (“Wellington Management”)

ING International Growth	Baillie Gifford Overseas Limited (“BG Overseas”) T. Rowe Price Associates, Inc. (“T. Rowe Price”)

ING International Small Cap	Acadian Asset Management LLC (“Acadian”) Schroder Investment Management North America Inc. (“Schroders”)

ING International Value	Brandes Investment Partners, L.P. (“Brandes”) del Rey Global Investors, LLC (“del Rey”) ING IM

The Adviser, IIMA, ING IM, and IIM Asia Pacific are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this SAI, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”).  ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries. The principal executive offices ING U.S. are located at 5780 Powers Ferry Road N.S., Atlanta, GA 30327-4390 and the principal executive offices of ING Groep are located at Amstelveensesweg 500, 1081 KL  P.O. Box 810, 1000 AV Amsterdam, the Netherlands. The Adviser’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ, 85258.

On February 26, 2001, the name of the Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC.  On March 1, 2002, the name of the Adviser was changed from ING Pilgrim Investments, LLC, to ING Investments, LLC.  Prior to April 30, 2001, ING Mutual Funds Management Co. LLC (“IMFC”) served as adviser to certain of the Funds.  On April 30, 2001, IMFC, an indirect, wholly-owned subsidiary of ING Groep, that had been under common control with the Adviser, merged with the Adviser.

The Adviser serves pursuant to separate investment advisory agreements (“Investment Advisory Agreements”) between the Adviser and each Trust, on behalf of the Funds.  The Investment Advisory Agreements require the Adviser to oversee the provision of all investment advisory and portfolio management services for the Funds.  Pursuant to separate sub-advisory agreements between the Adviser and each Sub-Adviser (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) the Adviser has delegated certain management responsibilities to certain Sub-Advisers for each Fund.  The Adviser oversees the investment management of the Sub-Advisers for the Funds.

Each Investment Advisory Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund’s assets and the purchase or sale of its portfolio securities.  The Adviser also provides investment research and analysis.  Each Investment Advisory Agreement provides that the Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

After an initial term of two (2) years, each Investment Advisory Agreement and each Sub-Advisory Agreement continue in effect from year to year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a “majority” (as defined in the 1940 Act) of a Fund’s outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Adviser or a sub-adviser, as the case may be, by vote cast in person at a meeting called for the purpose of voting on such approval.

Each Investment Advisory Agreement may be terminated without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund’s outstanding shares voting as a single class, or upon 60 days’ notice given by the Adviser.  Each Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

For information regarding the basis for the Boards’ approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Funds’ (except for the approval of the investment sub-advisory relationships for ING Emerging Markets Equity Dividend Fund, ING International Value Choice

Fund, and ING International Value Equity Fund) unaudited semi-annual shareholder report dated April 30, 2012 and the unaudited semi-annual shareholder report to be dated April 30, 2013. In addition, for information regarding the basis for the Board’s approval of the investment sub-advisory relationships for ING Emerging Markets Equity Dividend Fund, ING International Value Choice Fund, and ING International Value Equity Fund, please refer to these Funds’ annual shareholder report dated October 31, 2012.

ING Groep Restructuring

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009.  To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013.    In November 2012, the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture.  Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016.  ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Investment Advisory Agreements for the Funds provide that they will terminate automatically in the event of their assignment, which would occur upon a transfer of a controlling block of the shares of the Adviser.  The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers.  Completion of the Restructuring Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Funds.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Adviser, by U.S., European, and other authorities may negatively affect ING U.S. and the Adviser.  For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Adviser, could be imposed under U.S., European, or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Adviser have no control.

Advisory Fees

The Adviser bears the expense of providing its services and pays the fees of the Sub-Advisers.  For its services, each Fund pays the Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets during the month:

Fund	Annual Adviser Fee
Emerging Markets Equity	1.00% of the Fund’s average daily net assets

Emerging Markets Equity Dividend

1.00% on the first $100 million of the Fund’s average daily net assets;

0.90% on the next $150 million of the Fund’s average daily net assets; and

0.80% of the Fund’s averaged daily net assets in excess of $250 million

Fund	Annual Adviser Fee
Global Bond(1)	0.40% of the Fund’s average daily net assets

Global Equity Dividend	0.70% of the Fund’s average daily net assets

Global Natural Resources	1.00% on the Fund’s average daily net assets up to $50 million; and 0.75% of the Fund’s average daily net assets in excess of $50 million

Global Opportunities	0.90% of the Fund’s average daily net assets up to $500 million; and 0.85% of the Fund’s average daily net assets in excess of $500 million

Global Real Estate

0.80% on the first $250 million of the Fund’s average daily net assets;

0.775% on the next $250 million of the Fund’s average daily net assets; and

0.70% of the Fund’s average daily net assets in excess of $500 million

International Core	0.75% of the Fund’s average daily net assets

International Growth	0.75% of the Fund’s average daily net assets

International Real Estate

1.00% on the first $250 million of the Fund’s average daily net assets;

0.90% on the next $250 million of the Fund’s average daily net assets; and

0.80% of the Fund’s average daily net assets in excess of $500 million

International Small Cap(2)

1.00% on the first $500 million of the Fund’s average daily net assets;

0.90% on the next $500 million of the Fund’s average daily net assets; and

0.85% of the Fund’s average daily net assets in excess of $1 billion

International Value(2)

1.00% on the first $1.5 billion of the Fund’s average daily net assets;

0.70% on the next $750 million of the Fund’s average daily net assets; and

0.65% of the Fund’s average daily net assets in excess of $2.25 billion (applied to all assets of the Fund)

International Value Choice	1.00% of the Fund’s average daily net assets

International Value Equity

0.90% on the first $500 million of the Fund’s average daily net assets;

0.80% on the next $500 million of the Fund’s average daily net assets; and

0.75% of the Fund’s average daily net assets in excess of $1 billion

Russia	1.25% of the Fund’s average daily net assets

(1)               The Adviser is contractually obligated to waive its management fee for Class P shares of ING Global Bond Fund through at least March 1, 2014.  There is no guarantee that the management fee waiver for Class P shares will continue after March 1, 2014.  The waiver will only renew if the Adviser elects to renew it.

(2)               Pursuant to a separate waiver agreement, the Adviser has agreed to lower the advisory fee for International Small Cap Fund so that the advisory fee payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of a sub-advisory fee reduction through March 1, 2014.  There is no guarantee this waiver will continue after that date.  This waiver agreement will only renew if the Adviser elects to renew it.  In addition, pursuant to a separate waiver agreement, the Adviser has agreed to lower the advisory fee for International Value Fund so that the advisory fee payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of a sub-advisory fee reduction through March 1, 2014 for the Fund.  There is no guarantee this waiver will continue after that date.  The waiver agreement will only renew if the Adviser elects to renew it.

Expense Limitation Agreements

The Adviser (and Distributor, applicable only to ING International Value Equity Fund) have entered into expense limitation agreements with each Fund pursuant to which the Adviser and the Distributor, if applicable, have agreed to waive or limit their fees.  In connection with these agreements and certain U.S. tax requirements, the Adviser and the Distributor, if applicable, will assume other expenses so that the total annual ordinary operating expenses of these Funds (which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses (and acquired fund fees and expenses) such as litigation, other expenses not incurred in the ordinary course of each Fund’s business, and expenses of any counsel or other persons or services retained by the Funds’ Trustees who are not “interested persons” (as defined in the 1940 Act)) do not exceed the following expense limitations:

Fund	Class A	Class B	Class C	Class I	Class O	Class P	Class R	Class W
Emerging Markets Equity(1)	1.60%	2.35%	2.35%	1.35%	N/A	N/A	1.85%	1.35%
Emerging Markets Equity Dividend(2)	1.70%	2.45%	2.45%	1.45%	1.70%	N/A	N/A	1.45%
Global Bond	0.90%	1.65%	1.65%	0.65%	0.90%	0.15%	1.15%	0.65%
Global Equity Dividend(3)	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	N/A	1.15%
Global Natural Resources(4)	2.00%	N/A	N/A	1.75%	N/A	N/A	N/A	1.75%
Global Opportunities(5)	1.50%	2.25%	2.25%	1.15%	N/A	N/A	N/A	1.25%
Global Real Estate(6)	1.75%	2.50%	2.50%	1.50%	1.75%	N/A	2.00%	1.50%
International Core	N/A	N/A	N/A	0.95%	N/A	N/A	N/A	0.95%
International Growth	N/A	N/A	N/A	0.99%	N/A	N/A	N/A	N/A
International Real Estate(7)	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	1.25%
International Small Cap(8)	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	N/A	1.60%
International Value(9)	1.80%	2.50%	2.50%	1.50%	N/A	N/A	N/A	1.50%
International Value Choice(10)	1.70%	2.45%	2.45%	1.45%	N/A	N/A	N/A	1.45%
International Value Equity	1.35%	2.10%	2.10%	1.10%	N/A	N/A	N/A	1.10%
Russia(11)	2.75%	N/A	N/A	2.50%	N/A	N/A	N/A	2.50%

(1)              Pursuant to a side agreement dated March 1, 2013, the Adviser has lowered the expense limit for Class I shares of Emerging Markets Equity Fund to 1.25% through at least March 1, 2014. If, after March 1, 2014, the Adviser elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee this side agreement will continue after that date. The side agreement will only renew if the Adviser elects to renew it. Any fees waived pursuant to this obligation shall be eligible for recoupment.

(2)              Pursuant to a side agreement dated November 15, 2012, the Adviser is contractually obligated to limit ING Emerging Markets Equity Dividend Fund’s expenses to 1.70%, 2.45%, 2.45%, 1.45%, 1.70% and 1.45% for Class A, Class B, Class C, Class I, Class O, and Class W shares respectively, through March 1, 2013. The obligation will not continue after March 1, 2013. Any fees waived pursuant to the obligation shall not be eligible for recoupment.  Effective March 2, 2013, the Adviser is contractually obligated to limit ING Emerging Market Equity Dividend Fund’s expenses to those reflected in the table above.

(3)         Pursuant to a side agreement dated January 1, 2013, the Adviser has lowered the expense limits for Global Equity Dividend Fund through at least March 1, 2014.  The expense limits for Global Equity Dividend Fund are 1.35%, 2.10%, 2.10%, 1.10%, 1.35%, and 1.10% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively. If, after March 1, 2014, the Adviser elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above.  There is no guarantee this side agreement will continue after that date.  The side agreement will only renew if the Adviser elects to renew it.  Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(4)              Pursuant to a side agreement dated March 1, 2013, the Adviser has lowered the expense limits for Global Natural Resources Fund through at least March 1, 2014.  The expense limits for Global Natural Resources Fund are 1.60%, 1.35%, and 1.35% for Class A, Class I, and Class W shares, respectively.  If, after March 1, 2014, the Adviser elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date.  The side agreement will only renew if the Adviser elects to renew it.  Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(5)         Pursuant to a side agreement dated January 1, 2013, the Adviser has lowered the expense limits for Global Opportunities Fund through at least March 1, 2014.  The expense limits for Global Opportunities Fund are 1.40%, 2.15%, 2.15%, 1.05%, and 1.15% for Class A, Class B, Class C, Class I, and Class W shares, respectively. If, after March 1, 2014, the Adviser elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee this side agreement will continue after that date.  The side agreement will only renew if the Adviser elects to renew it.  Any fees waived pursuant to this obligation shall not be eligible for recoupment.

(6)              Pursuant to a side agreement dated March 1, 2013, the Adviser has lowered the expense limits for Global Real Estate Fund through at least March 1, 2014.  The expense limits for Global Real Estate Fund are 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90%, and 1.40% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively.  If, after March 1, 2014, the Adviser elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date.  The side agreement will only renew if the Adviser elects to renew it.  Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(7)         Pursuant to a side agreement dated January 1, 2013, the Adviser and the Sub-Adviser have lowered the expense limits for International Real Estate Fund through at least December 31, 2013.  The expense limits for International Real Estate Fund are 1.45%, 2.20%, 2.20%, 1.20%, and 1.20% for Class A, Class B, Class C, Class I, and Class W shares, respectively. If, after December 31, 2013, the Adviser and Sub-Adviser elect not to renew the side agreement, the expense limits will revert to the limits listed in the table above.  There is no guarantee this side agreement will continue after that date.  The side agreement will only renew if the Adviser and Sub-Adviser elect to renew it.  Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(8)              Pursuant to a side agreement dated March 1, 2013, the Adviser has lowered the expense limits for International Small Cap Fund through at least March 1, 2014.  The expense limits for International Small Cap Fund are 1.80%, 2.45%, 2.45%, 1.25%, 1.70%, and 1.45% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively.  If, after March 1, 2014, the Adviser elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date.  The side agreement will only renew if the Adviser elects to renew it.  Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(9)              Pursuant to a side agreement dated January 1, 2013, the Adviser has lowered the expense limits for International Value Fund through at least March 1, 2014.  The expense limits for International Value Fund are 1.50%, 2.20%, 2.20%, 1.20%, and 1.20% for Class A, Class B, Class C, Class I, and Class W shares, respectively.  If, after March 1, 2014, the Adviser elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date.  The side agreement will only renew if the Adviser elects to renew it.  Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(10)       Pursuant to a side agreement dated November 30, 2012, the Adviser has lowered the expense limits for International Value Choice Fund through at least March 1, 2014.  The expense limits for International Value Choice Fund are 1.35%, 2.10%, 2.10%, 1.10%, and 1.10% for Class A, Class B, Class C, Class I, and Class W shares, respectively.  If, after March 1, 2014, the Adviser elects not to renew the side agreement, the expense limits revert to the limits listed in the table above.  There is no guarantee that this side agreement will continue after that date.  The side agreement will only renew if the Adviser elects to renew it.  Any fees waived pursuant to the side agreement shall be eligible for recoupment.

(11)       Pursuant to a side agreement dated March 1, 2013, the Adviser has lowered the expense limits for Russia Fund through at least March 1, 2014.  The expense limits for Russia Fund are 2.25%, 2.00%, and 2.00% for Class A, Class I, and Class W shares, respectively.  If, after March 1, 2014, the Adviser elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date.  The side agreement will only renew if the Adviser elects to renew it.  Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

Each Fund set forth above may at a later date reimburse the Adviser and the Distributor, if applicable, for management fees waived and other expenses assumed by the Adviser and the Distributor, if applicable,  during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above.  The Adviser and the Distributor, if applicable, will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

Each expense limitation agreement for the Funds provides that the expense limitation shall continue until March 1, 2014.  The expense limitations are contractual and, after the initial term, shall renew automatically for one-year terms unless the Adviser and the Distributor, if applicable, provides written notice of termination of the agreement to the Independent Chairperson of the Board within ninety (90) days’ of the end of the then-current term for that Fund or upon termination of the Investment Management Agreement.  Each Expense Limitation Agreement may also be terminated by the Trust, without payment of any penalty, upon written notice to the Adviser at its principal place of business within ninety (90) days’ of the end of the then-current term for a Fund.

Total Advisory Fees Paid

The following table sets forth the total amounts the Funds paid to the Adviser for the fiscal years ended October 31, 2012, 2011, and 2010:

	October 31
Fund	2012	2011		2010
Emerging Markets Equity	$1,008,227	$46,470	(1)	N/A
Emerging Markets Equity Dividend	$350,660	$483,400		$519,081
Global Bond	$2,786,663	$2,189,115		$1,658,674
Global Equity Dividend	$523,027	$750,640		$979,886
Global Natural Resources	$902,579	$1,055,830		$893,029
Global Opportunities	$493,788	$851,612		$1,783,334
Global Real Estate	$27,569,990	$24,449,731		$15,958,881
International Core	$2,586,058	$1,668,104	(2)	N/A
International Growth	$1,087,928	$966,736	(3)	N/A
International Real Estate	$4,448,185	$5,487,035		$5,056,290
International Small Cap	$2,549,602	$4,231,728		$4,216,192
International Value	$5,635,284	$9,950,708		$14,570,416
International Value Choice	$269,966	$491,386		$518,203
International Value Equity	$3,262,789	$5,767,982		$2,753,165
Russia	$3,499,951	$5,501,769		$5,124,720

(1)         Reflects the period from October 11, 2011 through October 31, 2011.

(2)         Reflects the period from February 8, 2011 through October 31, 2011.

(3)         Reflects the period from January 6, 2011 through October 31, 2011.

SUB-ADVISERS

The Investment Advisory Agreements for each of the Funds provides that the Adviser, with the approval of a Trust’s Board, may select and employ investment advisers to serve as sub-advisers for any of the Funds, and shall monitor the sub-advisers’ investment programs and results, and coordinate the investment activities of the sub-advisers to ensure compliance with regulatory restrictions.  The Adviser pays all of its expenses arising from the performance of its obligations under each Investment Management Agreement, including all fees payable to the sub-advisers and executive salaries and expenses of the Trustees and officers of a Trust who are employees of the Adviser or its affiliates.  Each sub-adviser pays all of its expenses arising from the performance of its obligations under the relevant Sub-Advisory Agreements.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund’s NAV; taxes, if any, and the preparation of each Fund’s tax returns and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of the Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

After an initial term of two (2) years, each sub-advisory agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (i) the Board; or (ii) of the vote of a “majority (as defined in the 1940 Act) of a Fund’s outstanding shares voting as a single class provided that such continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Adviser by a vote case in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreements may be terminated without payment of any penalties by the Adviser, the Board, on behalf of a Fund, or the shareholders of such Fund upon sixty (60) days’ written notice.  Otherwise, after an initial term of two (2) years, the Sub-Advisory Agreements will remain in effect from year to year, subject to the annual approval of the appropriate Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

Sub-Advisory Agreements

Emerging Markets Equity Fund

Pursuant to a Sub-Advisory Agreement dated September 30, 2011 between the Adviser and Delaware Management and a Sub-Advisory Agreement dated September 30, 2011 between the Adviser and JPMorgan, Delaware Management and JPMorgan serve as the Sub-Advisers to Emerging Markets Equity Fund. The two Sub-Advisers act independently of each other and use their own methodology for selecting investments.  In this capacity, Delaware Management and JPMorgan, subject to the supervision of the Adviser and the Trustees of the Fund manage the Fund’s portfolio investments consistent with the Fund’s investment objective and executes any of the Fund’s investment policies that it deems appropriate to utlize from time to time.  Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by the Adviser. Delaware

Management’s address is 2005 Market Street, Philadelphia, Pennsylvania 19103. JPMorgan’s address is 270 Park Avenue, New York, New York 10017.

Emerging Markets Equity Dividend Fund

Pursuant to an Interim Sub-Advisory Agreement between the Adviser and IIMA dated November 15, 2012, IIMA serves as Sub-Adviser to Emerging Markets Equity Dividend Fund.  In this capacity, IIMA, subject to the supervision of the Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund’s portfolio investments consistently with the Fund’s investment objective, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time.  Located at Schenkkade 65, 2595 AS, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.  IIMA is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser.

Global Bond Fund and Global Natural Resources Fund

Pursuant to a Sub-Advisory Agreement dated August 1, 2003 between the Adviser and ING IM, ING IM acts as Sub-Adviser to Global Natural Resources Fund and Global Bond Fund.  In this capacity, ING IM, subject to the supervision of the Adviser and the Trustees of the Funds, on behalf of the Funds, manages each Fund’s portfolio investments consistently with the Funds’ investment objectives, and executes any of the Funds’ investment policies that it deems appropriate to utilize from time to time.  Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser.  ING IM’s address is 230 Park Avenue, New York, New York  10169.  ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser.

Global Equity Dividend Fund, Global Opportunities Fund, and Russia Fund

Pursuant to an Amended and Restated Sub-Advisory Agreement dated August 21, 2008, and amended and restated on June 30, 2010, between the Adviser and IIMA, IIMA serves as Sub-Adviser to Global Equity Dividend Fund, Global Opportunities Fund, and Russia Fund.  In this capacity, IIMA, subject to the supervision of the Adviser and the Trustees of the Funds, on behalf of the Funds, manages the Funds’ portfolio investments consistently with each Fund’s investment objective, and executes any of the Funds’ investment policies that it deems appropriate to utilize from time to time.  Located at Schenkkade 65, 2595 AS, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management.

Global Real Estate Fund and International Real Estate Fund

Pursuant to a Sub-Advisory Agreement between the Adviser and CBRE Clarion dated July 1, 2011, CBRE Clarion serves as Sub-Adviser to Global Real Estate Fund and International Real Estate Fund.  In this capacity, CBRE Clarion, subject to the supervision the Adviser and the Trustees of the Funds, on behalf of the Funds, manages the Funds’ portfolio investments consistently with each Fund’s investment objective, and executes any of the Funds’ investment policies that it deems appropriate to utilize from time to time.  Located at 201 King of Prussia Road, Suite 600, Radnor, Pennsylvania 19087, CBRE Clarion is in the business of providing investment advice to institutional and individual clients.  CBRE Clarion is a unit of CBRE Global Investors, the independently operated real estate investment management business of CBRE Group, Inc.

International Core Fund

Pursuant to a Sub-Advisory Agreement dated February 1, 2011 between the Adviser and Thornburg, and a Sub-Advisory Agreement dated February 1, 2011 between the Adviser and Wellington Management, Thornburg and Wellington Management serve as Sub-Advisers to International Core Fund.  The two sub-advisers act independently of each other and use their own methodology for selecting investments.  In this capacity, Thornburg and Wellington Management, subject to the supervision of the Adviser and the Trustees of the Fund, on behalf of the Fund, manage the Fund’s portfolio investments consistently with the Fund’s investment objective, and execute any of the Fund’s investment policies that they deem appropriate to utilize from time to time.  Thornburg is located at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.    Wellington Management is located at 280 Congress Street, Boston, Massachusetts 02210.

International Growth Fund

Pursuant to a Sub-Advisory Agreement dated December 15, 2010 between the Adviser and BG Overseas, and a Sub-Advisory Agreement dated December 15, 2010 between the Adviser and T. Rowe Price, BG Overseas and T. Rowe Price serve as Sub-Advisers to International Growth Fund.  The two sub-advisers act independently of each other and use their own methodology for selecting investments.  In this capacity, BG Overseas and T. Rowe Price, subject to the supervision of the Adviser and the Trustees of the Fund, on behalf of the Fund, manage the Fund’s portfolio investments consistently with the Fund’s investment objective, and execute any of the Fund’s investment policies that they deem appropriate to utilize from time to time.  BG Overseas is located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.  T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.  T. Rowe Price has entered into an agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price International, Ltd (“TRPI Ltd”), an affiliated investment adviser located at 60 Queen Victoria Street, London, EC4N 4TZ, United Kingdom.  T. Rowe Price has also entered into an agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price Singapore Private Ltd (“TRP Singapore”), a Singapore limited private company licensed by the Monetary Authority in Singapore. The principal address of TRP Singapore is No. 290 Orchard Road #14-04, Paragon, Singapore 238859.

International Small Cap Fund

Pursuant to a Sub-Advisory Agreement dated March 1, 2005 between the Adviser and Acadian and a Sub-Advisory Agreement dated December 17, 2007 between the Adviser and Schroders, Acadian and Schroders  serve as the Sub-Advisers to International Small Cap Fund.  The two sub-advisers act independently of each other and use their own methodology for selecting investments. In this capacity, Acadian and Schroders, subject to the supervision of the Adviser and the Trustees of the Fund, on behalf of the Fund, manage the Fund’s portfolio investments, consistent with the Fund’s investment objective, and execute any of the Fund’s investment policies that they deem appropriate to utilize from time to time.  Acadian’s address is 260 Franklin Street, 23rd Floor, Boston, MA  02110.  Schroders’ address is 875 Third Avenue, New York, New York 10022.

International Value Fund

Pursuant to a Sub-Advisory Agreement dated September 30, 2000 between the Adviser and Brandes, a Sub-Advisory Agreement dated January 21, 2011 between the Adviser and del Rey, and a Sub-Advisory Agreement dated October 27, 2008 between the Adviser and ING IM, Brandes, del Rey, and ING IM serve as the Sub-Advisers to International Value Fund. The three sub-advisers act independently of each other and use their own methodology for selecting investments. In this capacity, Brandes, del Rey, and ING IM subject to the supervision of the Adviser and the Trustees of the Fund, on behalf of the Fund, manages their respective sleeve of the Fund’s portfolio investments consistently with the Fund’s investment objective, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time.

In addition, the Adviser entered into sub-advisory agreements with IIMA on February 11, 2011 and IIM Asia Pacific on January 21, 2011. Pursuant to the sub-advisory agreements, the Adviser may receive from IIMA and IIM Asia Pacific investment research and advice on issuers outside the United States (non-discretionary), and the Adviser may grant the sub-advisers investment management authority and the authority to buy and sell securities if the Adviser believes it would be beneficial to the Fund (discretionary services).  The Adviser, and not International Value Fund, pays the sub-advisers.

ING IM currently manages a separate sleeve of International Value Fund allocated to it by the Adviser. However, in the future, to pursue the Fund’s investment objective the Adviser may at its discretion allocate a portion of the Fund’s assets to IIM Asia and/or IIMA for management, and may change the allocation of the Fund’s assets among all sub-advisers of the Fund.

Brandes’ address is 11988 El Camino Real Ste. 600, P.O. Box 919048, San Diego, California 92130. Charles H. Brandes, who owns a controlling interest in the general partner of Brandes, serves as one of the Managing Directors of Brandes. ING IM’s address is 230 Park Avenue, New York, NY 10169. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of the Adviser.  del Rey is a registered investment adviser located at 6701 Center Drive West, Suite 655, Los Angeles, California 90045.  Paul Hechmer controls del Rey and is its Chief Executive Officer and Chief Investment Officer.

International Value Equity Fund and International Value Choice Fund

Pursuant to an Interim Sub-Advisory Agreement between the Adviser and ING IM dated November 30, 2012, ING IM serves as Sub-Adviser to International Value Equity Fund and International Value Choice Fund.  In this capacity, ING IM, subject to the supervision of the Adviser and the Trustees of the Funds, on behalf of the Funds, manages each Fund’s portfolio investments consistently with each Fund’s investment objective, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time.  ING IM, a Delaware limited liability company, is located at 230 Park Avenue, New York, NY 10169. ING IM is an affiliate of the Adviser and is an indirect, wholly-owned subsidiary of ING Groep.

Manager-of-Managers Structure

On May 24, 2002, the SEC issued an Exemptive Order permitting the Adviser to enter into new investment sub-advisory agreements with a non-affiliated sub-adviser or to materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent Trustees) but without obtaining shareholder approval. Each of the Funds (except ING Global Equity Dividend Fund and ING Russia Fund) operate in this manner.  This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) must approve any new or amended sub-advisory agreements with a sub-adviser on behalf of a Fund. In accordance with the Exemptive  Order received from the SEC, an information statement describing any change in sub-adviser will be provided to shareholders within ninety (90) days of the change. The Adviser remains responsible for providing  for the general management services to the Funds, including overall supervisory responsibility for  the general management and investment of the Fund’s assets and, subject to the review and approval of the Board will, among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or part of the Fund’s assets; (iii) when appropriate, allocate, and reaallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performmance of the sub-adviser; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objectives, policies, and restrictions.

The Adviser may rely on this Exemptive Order only if, among other things, a fund’s shareholders have approved the arrangement.

Sub-Advisory Fees

As compensation to each Sub-Adviser for its services, the Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily net assets managed during the month:

Fund	Annual Sub-Advisory Fee
Emerging Markets Equity

Delaware Management

0.60% on the first $200 million of the Fund’s average daily net assets;

0.50% on the next $100 million of the Fund’s average daily net assets; and

0.45% of the Fund’s average daily net assets in excess of $300 million.

Fund	Annual Sub-Advisory Fee

JPMorgan

0.50% on the first $150 million of the Fund’s average daily net assets;

0.45% on the next $150 million of the Fund’s average daily net assets; and

0.40% of the Fund’s average daily net assets in excess of $300 million.

Emerging Markets Equity Dividend

0.50% on the first $100 million of the Fund’s average daily net assets;

0.45% on the next $150 million of the Fund’s average daily net assets;

0.40% of the Fund’s average daily net assets in excess of $250 million.

Global Bond	0.18% of the Fund’s average daily net assets.

Global Equity Dividend	0.20% of the Fund’s average daily net assets.

Global Natural Resources	0.4500% on the first $50 million of the Fund’s average daily net assets; and 0.3375% of the Fund’s average daily net assets in excess of $50 million.

Global Opportunities	0.20% on the first $200 million of the Fund’s average daily net assets; and 0.50% of the Fund’s average daily net assets in excess of $200 million.

Global Real Estate

0.40% on the first $200 million of the Fund’s average daily net assets;

0.35% on the next $550 million of the Fund’s average daily net assets; and

0.30% of the Fund’s average daily net assets in excess of $750 million.

International Core

Thornburg

0.50% on the first $50 million of the Fund’s average daily net assets;

0.45% on the next $150 million of the Fund’s average daily net assets; and

0.40% of the Fund’s average daily net assets in excess of $200 million.

Wellington Management

0.50% on the first $50 million of the Fund’s average daily net assets;

0.45% on the next $200 million of the Fund’s average daily net assets; and

0.40% on net assets of the Fund thereafter.

International Growth

BG Overseas

0.55% on the first $50 million of the Fund’s average daily net assets;

0.50% on the next $50 million of the Fund’s average daily net assets;

0.40% on the next $300 million of the Fund’s average daily net assets; and

0.30% of the Fund’s average daily net assets in excess of $400 million.

In addition, the Adviser is contractually obligated to pay BG Overseas an annual minimum fee of $150,000.

T. Rowe Price(1),(2)

Assets up to $250 million:

0.650% on the first $50 million of the Fund’s average daily net assets; and

0.500% on the next $200 million of the Fund’s average daily net assets.

When assets exceed $250 million, fees reset to:

0.450% of the Fund’s average daily net assets;

When assets exceed $1 billion, fees reset to:

0.425% of the Fund’s average daily net assets.

International Real Estate

0.50% on the first $250 million of the Fund’s average daily net assets;

0.45% on the next $250 million of the Fund’s average daily net assets; and

0.40% of the Fund’s average daily net assets in excess of $500 million.

International Small Cap

Acadian

0.500% on the first $140 million of the Fund’s average daily net assets;

0.450% on the next $860 million of the Fund’s average daily net assets; and

0.425% of the Fund’s average daily net assets in excess of $1 billion.

Fund	Annual Sub-Advisory Fee
Schroders 0.60% on the first $300 million of the Fund’s average daily net assets; and 0.55% of the Fund’s average daily net assets in excess of $300 million.

International Value

Brandes

0.50% of the Fund’s average daily net assets managed by Brandes.

del Rey

0.35% on assets initially allocated to del Rey’s sleeve upon its appointment as sub-adviser (the “Transitioned Amount”);

0.50% on net assets of the Fund in excess of the Transitioned Amount up to $800 million; and

0.60% on net assets of the Fund thereafter.

IIMA(3)

0.4500% on the first $5 billion of the Fund’s average daily net assets managed by IIMA;

0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by IIMA;

0.4050% on the next $2.5 billion of the Fund’s average daily net assets managed by IIMA; and

0.3825% of the Fund’s average daily assets in excess of $10 billion.

IIM Asia Pacific(3)

0.4500% on the first $5 billion of the Fund’s average daily net assets managed by IIM Asia Pacific;

0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by IIM Asia Pacific;

0.4050% on the next $2.5 billion of the Fund’s average daily net assets managed by IIM Asia Pacific; and

0.3825% of the Fund’s average daily assets in excess of $10 billion.

ING IM

0.4500% on the first $5 billion of the Fund’s average daily net assets managed by ING IM;

0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by ING IM;

0.4050% on the next $2.5 billion of the Fund’s average daily net assets managed by ING IM; and

0.3825% of the Fund’s average daily assets in excess of $10 billion.

International Value Choice	0.50% on all assets under management.

International Value Equity

0.405% on the first $500 million of the Fund’s average daily net assets;

0.36% on the next $500 million of the Fund’s average daily net assets;

0.3375% of the Fund’s average daily net assets in excess of $1 billion.

Russia	0.60% of the Fund’s average daily net assets.

(1)          The Sub-Adviser will provide the Adviser with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts.

(2)          The sub-advisory fee for the Fund is based on the aggregated assets with ING T. Rowe Price International Stock Portfolio, a series of ING Investors Trust. All T. Rowe Price sub-advisory fees are subject to a preferred provider discount.  The discount is calculated based on the assets of all T. Rowe Price sub-advised funds as follows:

Aggregate assets between $750 million and $1.5 billion – 5%

Aggregate assets between $1.5 billion and $3.0 billion – 7.5%

Aggregate assets greater than $3.0 billion – 10%

(3)          The Sub-Adviser is not currently managing any assets of the Fund as of the date of this SAI.  Therefore, the Sub-Adviser has not received any sub-advisory fees paid by the Adviser as of that date.

Total Sub-Advisory Fees Paid

For the fiscal years ended October 31, 2012, 2011, and 2010, the Adviser paid the Sub-Advisers the following, sub-advisory fees:

	October 31,
Fund	2012	2011		2010
Emerging Markets Equity	$551,421	$25,576		N/A
Emerging Markets Equity Dividend(1)	$167,707	$231,192		$248,257
Global Bond	$1,253,994	$985,102		$746,403
Global Equity Dividend	$149,436	$214,458		$279,967
Global Natural Resources	$406,159	$475,124		$401,862
Global Opportunities	$109,731	$189,248		$644,700
Global Real Estate	$12,103,197	$10,765,946		$7,127,014
International Core	$1,602,948	$1,037,557	(2)	N/A
International Growth	$705,872	$627,455	(3)	N/A
International Real Estate	$2,224,091	$2,743,516		$2,528,610
International Small Cap	$1,410,355	$2,328,175		$2,353,586
International Value	$2,487,609	$4,457,678		$6,936,264
International Value Choice(4)	$134,983	$245,693		$259,101
International Value Equity(4)	$1,827,175	$3,292,526		$1,529,538
Russia	$1,679,977	$2,640,847		$2,459,864

(1)          The sub-advisory fees paid for Emerging Markets Equity Dividend Fund for the fiscal years ended, October 31, 2012, 2011, and 2010, were paid to ING Investment Management Asia Pacific (Hong Kong) Limited, the Fund’s former sub-adviser.

(2)         Reflects the period from February 8, 2011 through October 31, 2011.

(3)          Reflects the period from January 6, 2011 through October 31, 2011.

(4)          The sub-advisory fees paid for International Value Equity Fund and International Value Choice Fund for the fiscal years ended October 31, 2012, 2011, and 2010 were paid to Tradewinds Global Investors, LLC, the Funds’ former sub-adviser.

PORTFOLIO MANAGERS

Emerging Markets Equity Fund

Sub-advised by Delaware Management Company and J.P. Morgan Investment Management Inc.

Delaware Management

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts(1)
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Liu-Er Chen, CFA	9	$3,200,000,000	0	$0	15	$2,600,000,000

(1)          Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of June 30, 2012.

Potential Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate.  Delaware Management has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware Management’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation

The portfolio manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages.  Delaware Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product.  Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share.  The pool is allotted based on subjective factors (50%) and objective factors (50%).  The primary objective factor is the one-year, three-year and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices.   Three-year and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards ( “Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.  Awards are no longer granted under the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan or the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan, which was established in 2001.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser.  Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of October 31, 2012, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Liu-Er Chen, CFA	None

JPMorgan

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts(1)	Total Assets	Number of Accounts(2)	Total Assets
George Iwanicki, Jr.	6	$1,324,476,000	5	$468,427,000	10	$3,989,600,000
Anuj Arora	5	$1,309,370,000	5	$468,427,000	10	$3,989,600,000

(1)     Two of these accounts with total assets of $1,158,546,000 have a performance-based advisory fee.

(2)     Two of these accounts with total assets of $766,240,000 have a performance-based advisory fee.

Potential Material Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach, and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates may receive more compensation with respect to Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts, or the Similar Accounts are investment options in JPMorgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract, or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. IPOs, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest may also be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Funds invest, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales, if the short sales cause the market value of the securities to fall.

As an internal policy, JPMorgan  or its affiliates may, from time to time, maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time.  For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus, over one-, three-, and five-year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMorgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the portfolio managers as of October 31, 2012 including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
George Iwanicki, Jr.	None
Anuj Arora	None

Emerging Markets Equity Dividend Fund

Sub-Advised by ING Investment Management Advisors B.V.

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Davis	3	$511,000,000	1	$253,000,000	0	$0
Nicolas Simar	5	$1,559,000,000	2	$1,097,000,000	0	$0
Manu Vandenbulck	4	$583,000,000	2	$780,000,000	0	$0

Potential Material Conflicts of Interest

IIMA’s investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles.  An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Fund and may also have a performance based fee.  The management of multiple Funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.  IIMA has adopted compliance procedures which are reasonably designed to address these types of conflicts.

Compensation

Within ING Investment Management Europe (“ING IM Europe”), including IIMA, the portfolio managers’

compensation typically consists of a base salary and a bonus. Portfolio managers are evaluated on their one-year and three-year performance annually. The bonus scheme for our investment professionals in place, which is largely quantitative based and linked to the individual and team performances, is mainly targeted at consistency and stability in excess return. If a manager has good performance, the variable pay (partly in stock) will be spread over the next two or three years. There will be a consistency premium paid, if managers can continuously produce good results. If the performance deteriorates in subsequent years, a portion of the bonus will be subject to a claw back clause. In so doing, we aim to achieve a longer-term orientation of our investment managers and better align the program with the interests of our customers.  In addition, the portfolio managers may be offered long-term equity awards, such as stocks and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Groep. The overall design of the ING IM Europe annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM Europe has defined indices and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus benchmark(s) over a one year period. The results for overall ING IM Europe scorecards are calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall ING IM Europe performance and 60% attributable to the funds/clients performance (objective) and 20% attributable to their contribution to the team’s results (subjective).

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Robert Davis	None
Nicolas Simar	None
Manu Vandenbulck	None

Global Bond Fund

Sub-Advised by ING Investment Management Co. LLC

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael Mata	7	$9,724,413,279	2	$112,858,594	2	$418,355,550
Christine Hurtsellers	13	$6,214,287,115	33	$8,751,401,659	18	$8,968,027,307
Robert Robis	2	$1,217,218,616	0	$0	0	$0

Potential Material Conflicts of Interest

The portfolio managers may be subject to potential conflicts of interest because the portfolio managers are responsible for other accounts in addition to the Fund.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio managers’ various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio managers’ accounts.

A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

For Ms. Hurtsellers, Mr. Mata, and Mr. Robis, the portfolio managers (“Portfolio Managers”) for the Fund, compensation consists of:  (i) fixed base salary; (ii) bonus which is based on ING IM performance, one-, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of ING IM sub-advised Funds.

The portfolio managers for the Fund are also eligible to receive an annual incentive award delivered in some combination of cash and a deferred award in the form of ING stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

ING IM has a defined index (Barclays Capital Global Aggregate Bond Index) and has set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards measure investment performance versus both benchmark and peer groups over one-, three-, and five-year periods; year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team.  The results for overall ING IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (65% investment performance and 5% net cash flow, and 5% revenue growth).

ING IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards; all senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and ING restricted stock and/or a notional investment in a pre-defined set of ING IM sub-advised Funds each subject to a three-year cliff-vesting schedule.

If the Portfolio Managers’ fixed base salary compensation exceeds a particular threshold, they may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stocks or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2012 including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Michael Mata	$100,001 - $500,000
Christine Hurtsellers	$100,001 - $500,000
Robert Robis	$10,001 - $50,000

In addition to the investments shown in the table above, certain portfolio managers may be required to defer a portion of their compensation into an account that tracks the performance of investment options, including certain ING funds, chosen by the portfolio manager as part of their participation in ING’s deferred compensation plan and other targeted compensation programs.  This deferral will not cause any purchase or sale of Fund shares, but the NAV of the Fund shares will be used as a measurement mechanism for determining the cash amount to be paid under any vesting provisions when the portfolio manager realizes his or her compensation.

The information below shows how much a portfolio manager has allocated to an investment option that tracks the performance of the Fund they manage.  The portfolio manager may have allocated a portion of their deferral to another investment option which tracks the performance of a fund that they do not manage.  Only the amount that a portfolio manager has allocated to an investment option that tracks the performance of the Fund that they manage is shown below as of October 31, 2012:

Portfolio Manager	Dollar Range of Fund Shares Owned Under Deferred Compensation
Michael Mata	$50,001 - $100,000
Christine Hurtsellers	$50,001 - $100,000
Robert Robis	None(1)

(1)                 The portfolio manager was not able to participate as the implementation date of the deferred compensation plan preceded the portfolio manager’s date of hire.

Global Equity Dividend Fund

Sub-Advised by ING Investment Management Advisors B.V.

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nicholas Simar	5	$1,559,000,000	2	$1,097,000,000	0	$0
Herman Klein	2	$1,007,000,000	5	$2,162,000,000	0	$0
Bruno Springael	2	$1,007,000,000	5	$2,162,000,000	0	$0

Potential Material Conflicts of Interest

IIMA’s investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles.  An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Fund and may also have a performance based fee.  The management of multiple Funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.  IIMA has adopted compliance procedures which are reasonably designed to address these types of conflicts.

Compensation

Within ING Investment Management Europe (“ING IM Europe”), including IIMA, the portfolio managers’ compensation typically consists of a base salary and a bonus. Portfolio managers are evaluated on their one-year and three-year performance annually. The bonus scheme for our investment professionals in place, which is largely quantitative based and linked to the individual and team performances, is mainly targeted at consistency and stability in excess return. If a manager has good performance, the variable pay (partly in stock) will be spread over the next two or three years. There will be a consistency premium paid, if managers can continuously produce good results. If the performance deteriorates in subsequent years, a portion of the bonus will be subject to a claw back clause. In so doing, we aim to achieve a longer-term orientation of our investment managers and better align the program with the interests of our customers.  In addition, the portfolio managers may be offered long-term equity awards, such as stocks and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Groep. The overall design of the ING IM Europe annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM Europe has defined indices and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus benchmark(s) over a one year period. The results for overall ING IM Europe scorecards are calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall ING IM Europe performance and 60% attributable to the funds/clients performance (objective) and 20% attributable to their contribution to the team’s results (subjective).

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Nicholas Simar	None
Herman Klein	None
Bruno Springael	None

Global Natural Resources Fund

Sub-Advised by ING Investment Management Co. LLC

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts(1)	Total Assets
Joseph Bassett	7	$2,506,738,504	2	$225,986,426	11	$1,008,563,332
John Bailey	3	$1,147,885,787	0	$0	0	$0
James Swain	1	$93,591,866	0	$0	0	$0

(1)     One of these accounts with total assets of $122,834,419 have a performance-based advisory fee.

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions.  ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

For  Mr. Bassett, Mr. Bailey and Mr. Swain (“Portfolio Managers”) for the Fund, compensation consists of:  (i) fixed base salary; (ii) a bonus, which is based on ING IM performance, one-, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of ING IM sub-advised Funds.

The Portfolio Managers for the Fund are also eligible to receive an annual incentive award delivered in some combination of cash and a deferred award in the form of ING stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

ING IM has a defined index (S&P North American National Resources Sector) and has set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards measure investment performance versus both benchmarks and peer groups over one-, three- and five-year periods; year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue-growth for all accounts managed by the team.  The results for overall ING IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (65% investment performance and 5% net cash flow, and 5% revenue growth).

ING IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards; all senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and ING restricted stock and/or a notional investment in a pre-defined set of ING IM sub-advised Funds each subject to a three-year cliff-vesting schedule.

If the Portfolio Managers fixed base salary compensation exceeds a particular threshold, they may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stocks or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Joseph Bassett	None
John Bailey	None
James Swain	None

In addition to the investments shown in the table above, certain portfolio managers may be required to defer a portion of their compensation into an account that tracks the performance of investment options, including certain ING funds, chosen by the portfolio manager as part of their participation in ING’s deferred compensation plan and other targeted compensation programs.  This deferral will not cause any purchase or sale of Fund shares, but the NAV of the Fund shares will be used as a measurement mechanism for determining the cash amount to be paid under any vesting provisions when the portfolio manager realizes his or her compensation.

The information below shows how much a portfolio manager has allocated to an investment option that tracks the performance of the Fund they manage.  The portfolio manager may have allocated a portion of their deferral to another investment option which tracks the performance of a fund that they do not manage.  Only the amount that a portfolio manager has allocated to an investment option that tracks the performance of the Fund that they manage is shown below as of October 31, 2012:

Portfolio Manager	Dollar Range of Fund Shares Owned Under Deferred Compensation
Joseph Basset	$10,001 - $50,000
John Bailey	$50,001 - $100,000
James Swain	$1 - $10,000

Global Opportunities Fund

Sub-Advised by ING Investment Management Advisors B.V.

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Dirk-Jan Verzuu	1	$47,000,000	4	$1,712,000,000	0	$0
Alex Van der Laan	1	$47,000,000	4	$1,712,000,000	0	$0
Huub van der Riet	1	$47,000,000	4	$1,712,000,000	0	$0

Potential Material Conflicts of Interest

IIMA’s investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles. An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Fund and may also have a performance based fee. The management of multiple Funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. IIMA has adopted compliance procedures which are reasonably designed to address these types of conflicts.

Compensation

Within ING IM Europe, the portfolio managers’ compensation typically consists of a base salary and a bonus which consists of a qualitative part and another part based on ING IM Europe’s performance as well as the performance of the accounts the portfolio managers are primarily and jointly responsible for. In addition, the portfolio managers may be offered long-term equity awards, such as stocks and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Groep. The overall design of the ING IM Europe annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM Europe has defined indices (here the MSCI ACW IndexSM) and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus benchmark(s) over a one year period. The results for overall ING IM Europe scorecards are calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall ING IM Europe performance and 80% attributable to their specific team results.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Dirk-Jan Verzuu	None
Alex van der Laan	None
Huub van der Riet	None

Global Real Estate Fund

Sub-Advised by CBRE Clarion Securities LLC

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles(1)		Other Accounts(2)
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Steven D. Burton	12	$9,571,341,937	36	$5,227,580,563	55	$5,365,780,879
T. Ritson Ferguson	14	$11,349,240,105	37	$5,353,367,527	74	$6,055,473,326
Joseph P. Smith	14	$11,349,240,105	35	$5,315,398,179	73	$5,277,568,594

(1)          Four of these accounts with total assets of $284,181,534 are subject to a performance fee.

(2)          Seven of these accounts with total assets of $2,061,097,577 are subject to a performance fee.

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base.  Such policies and procedures include, but are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation

There are five pieces of compensation for CBRE Clarion portfolio managers:

Base Salary— Portfolio manager salaries are reviewed annually and fixed for each year at competitive market levels.

Profit Participation— Senior management, including the portfolio managers primarily responsible for the Fund, owns a minority interest in CBRE Clarion.  Ownership entitles senior management to an increasing share of the firm’s profit over time, although an owner’s equity interest may be forfeited if the individual resigns voluntarily in the first several years.

Bonus— Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of CBRE Clarion’s pre-tax profits is set aside.  Bonuses are based upon the measurement of performance in the portfolio manager’s respective area of coverage.  Performance is quantified through a proprietary “scorecard” graded by the CEO and CIOs.  In order to avoid the pitfalls of relying solely upon a rigid performance format, however, the overall bonus takes into account other important factors such as the portfolio manager’s contribution to the team, firm, and overall process.

Deferred Compensation— A portion of the incentive compensation pool is set aside each year as deferred compensation for a large number of senior employees in the firm, including the portfolio managers.  These awards have vesting and payout features, which encourage long-term stability of our senior staff.

Other Compensation— Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Clarion’s 401(k) plan.

Portfolio manager compensation is not based on the performance of any particular account, including the Fund, nor is compensation based on the level of Fund assets.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Steven D. Burton	$50,001 - $100,000
T. Ritson Ferguson	$100,001 - $500,000
Joseph P. Smith	$10,001 - $50,000

International Core Fund

Sub-Advised by Thornburg and Wellington Management

Thornburg

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts(1)	Total Assets
William V. Fries	16	$30,900,000,000	10	$3,700,000,000	49	$9,800,000,000
Wendy Trevisani	16	$30,900,000,000	15	$3,700,000,000	10,232	$14,900,000,000
Lei Wang	16	$30,900,000,000	10	$3,700,000,000	49	$9,800,000,000

(1)   One account with assets of $87,500,000 is subject to performance fee.

Potential Material Conflicts of Interest

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager’s management of the Fund’s investments and the portfolio manager’s management of other accounts.

These conflicts include:

• Allocating a favorable investment opportunity to one account but not another;

• Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace;

• Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and

• Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg has informed the Fund that it has considered the likelihood that any material conflicts of interest could arise between a manager’s management of the Fund’s investments and the portfolio manager’s management of other accounts. Thornburg has also informed the Fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation

The compensation of Thornburg’s portfolio managers includes base salary, annual bonus, and companywide profit sharing. The portfolio managers also own equity shares in Thornburg.  Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, revenues available to pay compensation of the portfolio managers, multiple year historical total return of accounts managed by the portfolio managers, single year historical total return of accounts managed by the portfolio managers, and the degree of sensitivity of the portfolio managers to potential tax liabilities created for account holders in generating returns, relative to overall return.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2012, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Managers	Dollar Range of Fund Shares Owned
William V. Fries, CFA	None
Wendy Trevisani	None
Lei Wang, CFA	None

Wellington Management

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts(1)	Total Assets
Nicolas M. Choumenkovitch	7	$3,423,867,693	9	$886,608,474	20	$4,448,358,553
Tara Connolly Stilwell, CFA	7	$3,422,123,442	7	$762,425,726	18	$4,246,190,412

(1)   Two accounts with assets of $791 million are subject to performance fees.

Potential Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients.  These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds.  The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time.  In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Choumenkovitch and Ms. Stilwell also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-advisory Agreement between Wellington Management and the Adviser on behalf of the Fund.  Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of the fiscal year ended October 31, 2012.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients.  Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is determined by the Managing Partners of the firm.  The base salary for the other Portfolio Managers is determined by the Portfolio Manager’s experience and performance in her role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.  Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.  Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results.  In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations.  Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors.  Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.  Mr. Choumenkovitch is a partner of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
ING International Core Fund	MSCI All Country World ex U.S. Index

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2012 including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Managers	Dollar Range of Fund Shares Owned
Nicolas M. Choumenkovitch	None
Tara Connolly Stilwell, CFA	None

International Growth Fund

Sub-Advised by BG Overseas and T. Rowe Price

BG Overseas

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gerard Callahan	3	$298,559,550	6	$840,184,967	221	$6,728,057,341
Iain Campbell	3	$298,559,550	6	$301,347,072	172	$5,199,113,824
Joe Faraday	3	$298,559,550	1	$25,605,229	142	$4,116,167,919
Paul Faulkner	3	$298,559,550	3	$723,735,775	182	$4,861,603,505

(1)          Two of these accounts with total assets of $496,809,823 have a performance-based advisory fee.

(2)          One of these accounts with total assets of $344,303,398 has a performance-based advisory fee.

Potential Material Conflicts of Interest

At BG Overseas, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. BG Overseas manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.

One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can of course operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders will generally treat order priority on a “first come, first served” basis and any exceptions to this are only permitted in accordance with established policies. BG Overseas has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation

BG Overseas is wholly-owned by Baillie Gifford & Co (“BG & Co”) a partnership based in Scotland. Compensation arrangements within BG Overseas vary depending upon whether the individual is an employee or partner of BG & Co.  For employees, a portfolio manager’s compensation generally consists of base salary, a company-wide staff bonus, and payments under Baillie Gifford’s Incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all BG & Co employees.

The staff bonus is paid annually to all BG & Co employees at a flat rate, with all staff receiving a fixed percentage of salary. In addition to this, senior and selected specialist staff are usually invited to join the incentive program with bonus payments being determined from a combination of individual performance, completion of objectives, and team performance.

The Partners of BG & Co are the sole owners of the firm and share directly in its profits.  In this respect, the compensation and incentive package of senior executives is directly related to both asset growth and performance.  Partners’ equity ownership is determined by the Joint Senior Partners of BG & Co.  The main staff benefits such as pension plans are not available to partners and therefore partners provide for benefits from their own personal funds.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of October

31, 2 including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Gerard Callahan	None
Ian Campbell	None
Joe Faraday	None
Paul Faulkner	None

T. Rowe Price

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Smith	5	$10,373,700,000	1	$243,600,000	0	$0

Potential Material Conflicts of Interest

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of the other account(s).

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Fund based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Fund. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio managers.

Compensation

Portfolio managers’ compensation consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and ten-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad based index (e.g., S&P 500® Index) and an applicable Lipper Index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable steering committee and are the same as those presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds.  Compensation is viewed with a long-term time horizon.  The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in the Fund’s assets due to the purchase or sale of Fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of our long term success and are highly valued.

All employees at T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of October 31, 2012 including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Robert Smith	None

International Real Estate Fund

Sub-Advised by CBRE Clarion Securities LLC

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles(1)		Other Accounts(2)
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Steven D. Burton	12	$9,571,341,937	36	$5,227,580,563	55	$5,365,780,879
T. Ritson Ferguson	14	$11,349,240,105	37	$5,353,367,527	74	$6,055,473,326
Joseph P. Smith	14	$11,349,240,105	35	$5,315,398,179	73	$5,277,568,594

(1)          Four of these accounts with total assets of $$284,181,534 are subject to a performance fee.

(2)          Seven of these accounts with total assets of $2,061,097,577 are subject to a performance fee.

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base.  Such policies and procedures include, but are not limited to: (i) investment process, portfolio management, and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation

There are five pieces of compensation for CBRE Clarion portfolio managers:

Base Salary— Portfolio manager salaries are reviewed annually and fixed for each year at competitive market levels.

Profit Participation— Senior management, including the portfolio managers primarily responsible for the Fund, owns a minority interest in CBRE Clarion.  Ownership entitles senior management to an increasing share of the firm’s profit over time, although an owner’s equity interest may be forfeited if the individual resigns voluntarily in the first several years.

Bonus— Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of CBRE Clarion’s pre-tax profits is set aside.  Bonuses are based upon the measurement of performance in the portfolio manager’s respective area of coverage.  Performance is quantified through a proprietary “scorecard” graded by the CEO and CIOs.  In order to avoid the pitfalls of relying solely upon a rigid performance format, however, the overall bonus takes into account other important factors such as the portfolio manager’s contribution to the team, firm, and overall process.

Deferred Compensation— A portion of the incentive compensation pool is set aside each year as deferred compensation for a large number of senior employees in the firm, including the portfolio managers.  These awards have vesting and payout features, which encourage long-term stability of our senior staff.

Other Compensation— Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Clarion’s 401(k) plan.

Portfolio manager compensation is not based on the performance of any particular account, including the Fund, nor is compensation based on the level of Fund assets.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Steven D. Burton	$10,001 - $50,000
T. Ritson Ferguson	$100,001 - $500,000
Joseph P. Smith	$10,001 - $50,000

International Small Cap Fund

Sub-Advised by Acadian Asset Management LLC (“Acadian”) and Schroder Investment Management North America Inc. (“Schroders”)

Acadian

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio managers as of October 31, 2012:

	Registered Investment Companies(2)		Other Pooled Investment Vehicles(3)		Other Accounts(4)
Portfolio Manager(1)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John R. Chisholm, CFA	10	$4,200,000	59	$10,959,000	135	$33,117,000
Constantine P. Papageorgiou, CFA	10	$4,200,000	59	$10,959,000	135	$33,117,000
Brian K. Wolahan, CFA	10	$4,200,000	59	$10,959,000	135	$33,117,000
Patrick J. McCafferty, CFA	10	$4,200,000	59	$10,959,000	135	$33,117,000

(1)         These investment professionals function as part of a core equity team of 18 portfolio managers and are not segregated along product lines or by client type. The portfolio managers listed above worked on all products and the data shown for these managers reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

(2)         Two of these accounts with assets of $12,740,000 have advisory fees that are also based on the performance of the account.

(3)         Four of these accounts with assets of $577,000,000 have advisory fees that are also based on the performance of the account.

(4)         Thirteen of these accounts with assets of $5,560,000 have advisory fees that are also based on the performance of the account.

Potential Material Conflicts of Interest

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indices as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the subject Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance Team.

Compensation

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership (“KELP”).

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses.  Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance.  Since portfolio management is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
John R. Chisholm, CFA	$100,001 - $500,000
Constantine P. Papageorgiou, CFA	None
Brian K. Wolahan, CFA	None
Patrick J. McCafferty, CFA	None

Schroders

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets	Number of Accounts(2)	Total Assets	Number of Accounts(3)	Total Assets
Matthew Dobbs	3	$2,032,813,316	8	$2,443,578,291	4	$557,073,884

(1)         One of these accounts with assets of $1,671,547,188 has an advisory fee that is also based on the performance of the account.

(2)         Two of these accounts with assets of $687,981,118 have an advisory fee that is also based on the performance of the account.

(3)         Two of these accounts with assets of $191,543,249 have an advisory fee that is also based on the performance of the account.

Potential Material Conflicts of Interest

Whenever the portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

The portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. Schroders has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The structure of the portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

Schroders portfolio managers are paid in a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of their employees. Certain of the most senior managers also participate in a long-term incentive program.

Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. The base salary is subject to an annual review, and will increase if market movements make this necessary and/or if there has been an increase in the employee’s responsibilities. At more senior levels, base salaries tend to move less as the emphasis is increasingly on the discretionary bonus.

Bonuses for portfolio managers, including Mr. Dobbs, may be comprised of an agreed contractual floor and/or a discretionary component.  Any discretionary bonus is determined by a number of factors.  At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assess the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assess the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management, and the level of performance fees generated. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and adherence to our corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroders funds.  These deferrals vest over a period of three years and ensure that the interests of the employee are aligned with those of the shareholder and with those of investors.  Over recent years, Schroders has increased the level of deferred awards and as a consequence these key employees have an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of October 31, 2012, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Matthew Dobbs	None

International Value Fund

Sub-Advised by Brandes Investment Partners, L.P., del Rey Global Investors, LLC, and ING Investment Management Co. LLC

Brandes

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each team member as November 30, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts(1)
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeffrey Germain	4	$1,562,000,000	20	$4,108,000,000	2,012	$17,844,000,000
Amelia Maccoun Morris	4	$1,562,000,000	20	$4,108,000,000	2,012	$17,844,000,000
Shingo Omura	0	$0	0	$0	0	$0
Luiz Sauerbronn	1	$54,000,000	6	$240,000,000	51	$336,000,000
Brent V. Woods	4	$1,562,000,000	20	4,108,000,000	2,012	$17,844,000,000

(1)         Eleven of these accounts with totals assets of $2,073,368,253 receive an advisory fee based on the performance of the account.

Potential Material Conflicts of Interest

For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where the Adviser is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains.  In order to address these potential conflicts, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.  Additionally, Brandes’ internal controls are tested on a routine schedule as part of the firm’s Compliance Monitoring Program.

Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account managed by Brandes. If Brandes’ International Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts.  For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.  Typically, the trading sequence follows a rotational system so that clients of each brokerage firm will have their opportunity to participate in a transaction first.  The actual client trade allocation sequence within each custodial group in the rotation is either made on a random or pro-rata basis depending on the percentage of the order completed.

Investment in the Fund. Members of Brandes’ International Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts.  In order to address this potential conflict, Brandes’ investment decision-making and trade allocation policies and rotational trading system procedures, as described above, are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.

Compensation

The firm’s overall compensation structure for portfolio managers/analysts includes:

•              Competitive base salaries

•              Participation in an annual discretionary bonus plan

•              Participation in profit sharing plan

•              Eligibility for participation in the firm’s equity through partnership or phantom equity

•              Eligibility to enroll in the firm’s comprehensive health and welfare benefits

Compensation is fixed.  Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria.  The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals.  Compensation is not based on the performance of a fund or other accounts.  There is no difference in methodology of compensation in connection with other accounts.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each team member as of October 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Jeffrey Germain	None
Amelia Maccoun Morris	None
Shingo Omura	None
Luiz Sauerbronn	None
Brent V. Woods	None

del Rey

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Paul Hechmer	4	$740,085,401	6	$634,019,212	23	$1,001,662,608

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

•                  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  del Rey seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•                  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, del Rey has adopted procedures for allocating portfolio transactions across multiple accounts.

•                  With respect to many of its clients’ accounts, del Rey determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, del Rey may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, del Rey may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•                  Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where del Rey has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

del Rey has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

del Rey’s portfolio manager participates in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. Bonus compensation is primarily a function of the firm’s overall annual profitability.

The total compensation package for portfolio managers includes an equity-like incentive (whose value is determined by various factors including the increase in profitability of del Rey over time).

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of October 31, 2012, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Paul Hechmer	None

ING IM

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Martin Jansen	4	$727,089,752	1	$34,656,243	3	$120,728,296
Joseph Vultaggio	3	$719,331,550	1	$34,656,243	0	$0
David Rabinowitz	2	$366,080,992	0	$0	0	$0

Potential Material Conflicts of Interest

The portfolio manager may be subject to potential conflicts of interest because the portfolio managers are responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

The portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

For Mr. Jansen, Mr. Vultaggio,  and Mr. Robinowitz, the portfolio managers (“Portfolio Managers”) for the Fund, compensation consists of: (i) fixed base salary; (ii) bonus which is based on ING IM performance, one-, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, and peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of ING IM sub-advised Funds.

The Portfolio Managers for the Fund are also eligible to receive an annual incentive award delivered in some combination of cash and a deferred award in the form of ING stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

The ING IM has a defined index (“MSCI EAFE® Index”) and has set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus both benchmarks and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue-growth for all accounts managed by the team. The results for overall ING IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (65% investment performance and 5% net cash flow, and 5% revenue growth).

ING IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards; all senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and ING restricted stock and/or a notional investment in a pre-defined set of ING IM sub-advised Funds each subject to a three-year cliff-vesting schedule.

If the Portfolio Managers fixed base salary compensation exceeds a particular threshold, they may participate in ING’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stocks or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2012 including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Martin Jansen	None

Portfolio Manager	Dollar Range of Fund Shares Owned
Joseph Vultaggio	None
David Rabinowitz	None

In addition to the investments shown in the table above, certain portfolio managers may be required to defer a portion of their compensation into an account that tracks the performance of investment options, including certain ING funds, chosen by the portfolio manager as part of their participation in ING’s deferred compensation plan and other targeted compensation programs.  This deferral will not cause any purchase or sale of Fund shares, but the NAV of the Fund shares will be used as a measurement mechanism for determining the cash amount to be paid under any vesting provisions when the portfolio manager realizes his or her compensation.

The information below shows how much a portfolio manager has allocated to an investment option that tracks the performance of the Fund they manage.  The portfolio manager may have allocated a portion of their deferral to another investment option which tracks the performance of a fund that they do not manage.  Only the amount that a portfolio manager has allocated to an investment option that tracks the performance of the Fund that they manage is shown below as of October 31, 2012:

Portfolio Manager	Dollar Range of Fund Shares Owned Under Deferred Compensation
Martin Jansen	$50,001 - $100,000
Joseph Vultaggio	$50,001 - $100,000
David Rabinowitz	$50,001 - $100,000

International Value Equity Fund and International Value Choice Fund

From the close of business on November 13, 2012, through the close of business on November 30, 2012, each Fund will be managed by a transition manager in preparation for a sub-adviser change from Tradewinds Global Investors, LLC to ING Investment Management Co. LLC.  Effective November 30, 2012, the following serve as sub-adviser and portfolio managers of the Funds:

Sub-Adviser: ING Investment Management Co. LLC

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each Portfolio Manager as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Martin Jansen	4	$727,089,752	1	$34,656,243	3	$120,728,296
David Rabinowitz	2	$366,080,992	0	$0	0	$0
Joseph Vultaggio	3	$719,331,550	1	$34,656,243	0	$0

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to these Funds.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts, or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Funds maintain their position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

Compensation

Compensation consists of: (i) fixed base salary; (ii) a bonus, which is based on ING IM performance, one-, three-, and five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of ING IM sub-advised Funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of ING stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

ING IM has a defined index (the MSCI EAFE® Index for Mr. Jansen, Mr. Rabinowitz, and Mr. Vultaggio as portfolio managers for each Fund) and set performance goals to appropriately reflect requirements for the investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall ING IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (65% investment performance-, 5% net cash flow - and 5% revenue growth).

ING IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards.  All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan. Awards typically include a combination of performance shares which vest ratably over a three-year period, ING restricted stock and/or a notional investment in a predefined set of ING IM sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio managers’ fixed base salary compensation exceeds a particular threshold, he may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stocks or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Funds owned by each Portfolio Manager as of October 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Martin Jansen	International Value Choice	None
	International Value Equity	$1 - $10,000
David Rabinowitz	International Value Choice	None
	International Value Equity	None
Joseph Vultaggio	International Value Choice	None
	International Value Equity	$1 - $10,000

Russia Fund

Sub-Advised by ING Investment Management Advisors B.V.

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2012:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Angus Alexander Robertson	1	$249,000,000	1	$1,302,000,000	0	$0
Nathan Griffiths	1	$249,000,000	2	$217,000,000	0	$0

Potential Material Conflicts of Interest

IIMA’s investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts including proprietary accounts, separate accounts, and other pooled investment vehicles.  An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Fund and may also have a performance based fee.  The management of multiple Funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades.  IIMA has adopted compliance procedures which are reasonably designed to address these types of conflicts.

Compensation

Within ING IM Europe, the portfolio managers’ compensation typically consists of a base salary and a bonus which consists of a qualitative part and another part based on ING IM Europe’s performance as well as the performance of the accounts the portfolio managers are primarily and jointly responsible for. In addition, the portfolio managers may be offered long-term equity awards, such as stocks and/or stock options, which are tied to the performance of the Sub-Adviser’s parent company, ING Groep. The overall design of the ING IM Europe annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM Europe has defined indices and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus benchmark(s) over a one year period. The results for overall ING IM Europe scorecards are calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals’ performance measures for bonus determinations are typically weighted by 20% being attributable to the overall ING IM Europe performance and 80% attributable to their specific team results.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2012, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Angus Alexander Robertson	None
Nathan Griffiths	None

PRINCIPAL UNDERWRITER

Shares of the Funds are offered on a continuous basis.  The Trust has entered into a distribution agreement with ING Investments Distributor, LLC (“Distributor”) (“Distribution Agreement”) pursuant to which the Distributor serves as principal underwriter of the Funds. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.  The Distributor is a Delaware corporation and is an indirect, wholly-owned subsidiary of ING U.S. and an affiliate of the Adviser.  As principal underwriter for the Funds, the Distributor has agreed to use its best efforts to distribute the shares of the Funds thereof.

The Underwriting Agreement may be continued from year to year if approved annually by the Trustees or by a vote of holders of a majority of each Fund’s shares, and by a vote of a majority of the Trustees who are not “interested persons” of the Distributor, or the Trust, appearing in person at a meeting called for the purpose of approving such Agreement.  The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Trustees or the Distributor or by vote of holders of a majority of a Fund’s shares without the payment of any penalty.

RULE 12b-1 PLANS

Each Trust has a distribution plan and/or shareholder service plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of shares offered by each Fund (except International Core Fund and International Growth Fund) (“Rule 12b-1 Plans”).

The Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.  Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class O, and Class R shares as a percentage of each Fund’s average daily net assets as set forth in the following table.  The Funds do not have a Rule 12b-1 Plan with respect to the Class I, Class P, or Class W shares.

Fund	Class A	Class B	Class C	Class O	Class R
Emerging Markets Equity	0.25%	1.00%	1.00%	N/A	0.50%
Emerging Markets Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Global Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Global Equity Dividend	0.25%	1.00%	1.00%	0.25%	N/A
Global Natural Resources	0.25%	N/A	N/A	N/A	N/A
Global Opportunities	0.25%	1.00%	1.00%	N/A	N/A
Global Real Estate	0.25%	1.00%	1.00%	0.25%	0.50%
International Real Estate	0.25%	1.00%	1.00%	N/A	N/A
International Small Cap	0.35%	1.00%	1.00%	0.25%	N/A
International Value	0.30%	1.00%	1.00%	N/A	N/A
International Value Choice	0.25%	1.00%	1.00%	N/A	N/A
International Value Equity	0.25%	1.00%	1.00%	N/A	N/A
Russia	0.25%	N/A	N/A	N/A	N/A

Class A, Class B, Class C, and Class R shares

These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C, and Class R shares of each of the Funds, including payments to securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts.  To the extent not used for servicing shareholder accounts, the fees may be paid to cover expenses incurred in promoting the sale of that class of shares including: (i) promotional activities; (ii) preparation and distribution of advertising materials and sales literature; (iii) expenses of organizing and conducting sales seminars; (iv) personnel costs and overhead of the Distributor;  (v) the costs of printing and distributing to prospective investors the prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; (vi) payments to dealers and others that provide shareholder services; (vii) interest on accrued distribution expenses; and (viii) costs of administering the Rule 12b-1 Plans.  No more than 0.75% per annum of a Fund’s average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no authorized dealer (“Authorized Dealer”) may receive shareholder servicing payments in excess of 0.25% per annum of a Fund’s average net assets held by the Authorized Dealer’s clients or customers.

Under the Rule 12b-1 Plans, ongoing payments will generally be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record.  The rates on an annual basis are noted in the table above. Rights to these ongoing payments generally begin to accrue in the 13th month following a purchase of Class A, Class B, Class C, or Class R shares. The Distributor may, in its discretion, pay such financial intermediary Rule 12b-1 fees prior to the 13th month following the purchase of Class A, Class B, Class C, or Class R shares.

With respect to each Rule 12b-1 Plan, the Distributor shall receive payment without regard to actual distribution expenses it incurs.  In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Rule 12b-1 Plan terminates.

In addition to paying fees under the Fund’s respective Rule 12b-1 Plans, the Fund may pay service fees to intermediaries such as brokers-dealers, financial advisers, or other financial institutions, including affiliates of the Adviser  (such as, ING Funds Services, LLC) for administration, sub-transfer agency, and other shareholder services associated with investors whose shares are held of record in omnibus accounts.  These additional fees paid by the Fund to intermediaries may take two forms:  (i) basis point payments on net assets; and/or (ii) fixed dollar amount payments per shareholder account. These may include payments for 401(K) sub-accounting services, networking fees, and omnibus account servicing fees.

Class O shares

Class O shares are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1 under the 1940 Act.  Under the Class O Shareholder Services Plan, Distributor is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class O shares of the applicable Funds.  The Service Fee may be used by  Distributor to compensate Capital One ShareBuilder for servicing and maintaining shareholder accounts.  The value of a shareholder’s investment will be unaffected by these payments.

All Plans

The Rule 12b-1 Plans have been approved by the Board of each Fund, including all of the Trustees who are not interested persons of the Trusts as defined in the 1940 Act.  Each Rule 12b-1 Plan must be renewed annually by the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose.  It is also required that the selection and nomination of such Trustees be committed to the Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated at any time, without any penalty, by such Trustees or by a vote of a majority of that Fund’s outstanding shares on written notice.  The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

In approving each Rule 12b-1 Plan, the Board has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors.  Therefore, the Board, including those Trustees who are not interested persons of the Trusts, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties and the legal advice furnished to them by their independent legal counsel, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund, will benefit such ING Funds and their respective shareholders.

Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund’s outstanding shares, and all material amendments to a Rule 12b-1 Plan or any distribution or service agreement shall be approved by the Trustees who are not interested persons of the Trusts, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.  The terms and provisions of the Rule 12b-1 Plan and Shareholder Services Plan relating to required reports, term and approval are consistent with the requirements of the Rule 12b-1 Plan.

Total Distribution Expenses

Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the Funds (except for Class P shares of ING Global Bond Fund) for the fiscal period ended October 31, 2012 were as follows:

Distribution Expenses	Class A	Class B	Class C	Class I	Class O	Class R	Class W

Emerging Markets Equity Fund
Advertising	$114	$2	$20	$280	N/A	$0	$151
Printing	$2,169	$38	$372	$5,311	N/A	$0	$2,872
Salaries & Commissions	$15,530	$174	$2,624	$38,106	N/A	$258	$44,625
Broker Servicing	$30,884	$685	$23,568	$8,449	N/A	$103	$11,688
Miscellaneous	$8,824	$43	$918	$989	N/A	$(1)	$6,022
Total	$57,521	$942	$27,502	$53,135	N/A	$360	$65,358

Emerging Markets Equity Dividend Fund
Advertising	$196	$10	$25	$280	$55	N/A	$0
Printing	$3,717	$191	$468	$5,311	$1,038	N/A	$7
Salaries & Commissions	$37,528	$1,347	$4,047	$26,027	$8,769	N/A	$132
Broker Servicing	$49,900	$4,345	$29,538	$8,449	$13,667	N/A	$32
Miscellaneous	$8,082	$765	$5,169	$2,462	$5,463	N/A	$(1)
Total	$99,423	$6,658	$39,247	$42,529	$28,992	N/A	$170

Global Bond Fund
Advertising	3,903	$11	$1,609	$280	$66	$10	$714
Printing	74,148	$215	$30,566	$5,311	$1,247	$193	$13,569
Salaries & Commissions	713,950	$1,377	$292,365	$400,011	$7,996	$1,766	$137,601
Broker Servicing	547,096	$4,690	$697,712	$8,449	$12,749	$443	$31,928
Miscellaneous	310,854	$846	$380,225	$84,171	$6,182	$70	$30,499
Total	$1,649,951	$7,139	$1,402,477	$498,222	$28,240	$2,482	$214,311

Global Equity Dividend Fund
Advertising	$250	$31	$143	$280	$128	N/A	$11
Printing	$4,741	$584	$2,712	$5,311	$2,433	N/A	$200
Salaries & Commissions	$24,669	$1,537	$10,964	$24,475	$12,724	N/A	$958
Broker Servicing	$78,613	$12,619	$192,208	$8,449	$37,005	N/A	$297
Miscellaneous	$14,366	$3,137	$19,910	$2,390	$12,248	N/A	$191
Total	$122,639	$17,908	$225,937	$40,905	$64,538	N/A	$1,657

Global Natural Resources Fund
Advertising	$742	N/A	N/A	$280	N/A	N/A	$14
Printing	$14,093	N/A	N/A	$5,311	N/A	N/A	$257
Salaries & Commissions	$84,576	N/A	N/A	$25,439	N/A	N/A	$1,665
Broker Servicing	$161,363	N/A	N/A	$8,449	N/A	N/A	$485
Miscellaneous	$54,335	N/A	N/A	$2,919	N/A	N/A	$1,134
Total	$315,109	N/A	N/A	$42,398	N/A	N/A	$3,555

Global Opportunities Fund
Advertising	$205	$22	$140	$280	N/A	N/A	$2
Printing	$3,886	$412	$2,668	$5,311	N/A	N/A	$42
Salaries & Commissions	$34,232	$1,509	$12,243	$24,313	N/A	N/A	$960
Broker Servicing	$73,119	$8,941	$212,917	$8,449	N/A	N/A	$321
Miscellaneous	$28,912	$2,801	$18,202	$3,334	N/A	N/A	$55
Total	$140,354	$13,685	$246,170	$41,687	N/A	N/A	$1,380

Distribution Expenses	Class A	Class B	Class C	Class I	Class O	Class R	Class W

Global Real Estate Fund
Advertising	$22,716	$84	$1,854	$280	$158	$29	$5,460
Printing	$431,597	$1,598	$35,228	$5,311	$3,011	$549	$103,735
Salaries & Commissions	$4,032,327	$10,282	$285,721	$1,893,773	$19,796	$6,603	$1,026,067
Broker Servicing	$3,521,799	$36,100	$1,758,575	$8,449	$39,994	$1,357	$246,217
Miscellaneous	$1,509,914	$7,624	$383,031	$595,717	$11,786	$82	$132,890
Total	$9,518,353	$55,688	$2,464,409	$2,503,530	$74,745	$8,620	$1,514,369

International Core Fund
Advertising	N/A	N/A	N/A	$280	N/A	N/A	$103
Printing	N/A	N/A	N/A	$5,311	N/A	N/A	$1,957
Salaries & Commissions	N/A	N/A	N/A	$87,242	N/A	N/A	$24,017
Broker Servicing	N/A	N/A	N/A	$8,449	N/A	N/A	$4,373
Miscellaneous	N/A	N/A	N/A	$864	N/A	N/A	$(68)
Total	N/A	N/A	N/A	$102,146	N/A	N/A	$30,382

International Growth Fund
Advertising	N/A	N/A	N/A	$280	N/A	N/A	N/A
Printing	N/A	N/A	N/A	$5,311	N/A	N/A	N/A
Salaries & Commissions	N/A	N/A	N/A	$49,296	N/A	N/A	N/A
Broker Servicing	N/A	N/A	N/A	$8,449	N/A	N/A	N/A
Miscellaneous	N/A	N/A	N/A	$864	N/A	N/A	N/A
Total	N/A	N/A	N/A	$64,200	N/A	N/A	N/A

International Real Estate Fund
Advertising	$1,287	$11	$118	$280	N/A	N/A	$592
Printing	$24,459	$207	$2,244	$5,311	N/A	N/A	$11,256
Salaries & Commissions	$174,660	$1,328	$15,685	$191,006	N/A	N/A	$106,002
Broker Servicing	$468,496	$4,745	$154,561	$8,449	N/A	N/A	$25,819
Miscellaneous	$53,365	$1,468	$24,375	$21,849	N/A	N/A	$17,856
Total	$722,267	$7,759	$196,983	$226,895	N/A	N/A	$161,525

International Small Cap Fund
Advertising	$776	$13	$148	$280	$25	N/A	$510
Printing	$14,743	$251	$2,811	$5,311	$468	N/A	$9,699
Salaries & Commissions	$118,187	$1,613	$19,301	$45,684	$3,029	N/A	$86,414
Broker Servicing	$241,370	$5,663	$205,549	$8,449	$4,722	N/A	$22,086
Miscellaneous	$53,796	$1,069	$15,962	$9,787	$2,188	N/A	$5,965
Total	$428,872	$8,609	$243,771	$69,511	$10,432	N/A	$124,674

International Value Fund
Advertising	$1,814	$6	$718	$280	N/A	N/A	$2
Printing	$34,465	$117	$13,647	$5,311	N/A	N/A	$44
Salaries & Commissions	$252,146	$748	$88,018	$65,546	N/A	N/A	$320
Broker Servicing	$618,416	$3,657	$1,126,745	$8,449	N/A	N/A	$102
Miscellaneous	$217,779	$820	$41,108	$42,798	N/A	N/A	$20
Total	$1,124,620	$5,348	$1,270,236	$122,384	N/A	N/A	$488

International Value Choice Fund
Advertising	$236	$3	$26	$280	N/A	N/A	$120
Printing	$4,488	$48	$490	$5,311	N/A	N/A	$2,281
Salaries & Commissions	$41,326	$371	$3,977	$25,316	N/A	N/A	$20,337
Broker Servicing	$51,952	$1,060	$33,242	$8,449	N/A	N/A	$3,723
Miscellaneous	$18,444	$432	$6,412	$3,806	N/A	N/A	$4,463
Total	$116,446	$1,913	$44,147	$43,162	N/A	N/A	$30,924

Distribution Expenses	Class A	Class B	Class C	Class I	Class O	Class R	Class W

International Value Equity Fund
Advertising	$1,226	$27	$692	$280	N/A	N/A	$158
Printing	$23,293	$511	$13,146	$5,311	N/A	N/A	$2,997
Salaries & Commissions	$177,452	$3,261	$90,709	$55,447	N/A	N/A	$23,829
Broker Servicing	$335,966	$11,149	$720,656	$8,449	N/A	N/A	$6,913
Miscellaneous	$176,412	$3,158	$235,109	$49,295	N/A	N/A	$15,746
Total	$714,349	$18,106	$1,060,312	$118,782	N/A	N/A	$49,643

Russia Fund
Advertising	$2,043	N/A	N/A	$280	N/A	N/A	$2
Printing	$38,820	N/A	N/A	$5,311	N/A	N/A	$39
Salaries & Commissions	$286,051	N/A	N/A	$39,358	N/A	N/A	$409
Broker Servicing	$605,864	N/A	N/A	$8,449	N/A	N/A	$92
Miscellaneous	$122,184	N/A	N/A	$12,242	N/A	N/A	$12
Total	$1,054,962	N/A	N/A	$65,640	N/A	N/A	$554

EXPENSES

A Fund’s assets may decrease or increase within the Fund’s fiscal year, and a Fund’s operating expense ratios may correspondingly increase or decrease.

In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Adviser.  Certain expenses of each Fund are generally allocated to the Fund, and each class of the Fund, in proportion to its pro rata average net assets; provided that expenses that are specfic to a class of the Fund may be charged directly to that class in accordance with the Trust’s Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.  The Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class. Certain operating expenses shared by several funds are generally allocated amongst those funds based on average net assets.

ADMINISTRATOR

ING Funds Services, LLC (“Administrator”) serves as administrator for each of the Funds pursuant to administration agreements with each Trust (“Administration Agreements”).  The Administrator is an affiliate of the Adviser.  The Administrator ‘s primary address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.  Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds’ business, except for those services performed by the Adviser under the Investment Advisory Agreements, the Sub-Advisers under the Sub-Advisory Agreements, the custodian under the Custodian Agreement, the transfer agent for the Funds under the Transfer Agency Agreement, and such other service providers as may be retained by the Funds from time to time. According to the Administration Agreements, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Trusts under these Administration Agreements, including, without limitation, the expenses of preparing registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies.  The Administrator acts as a liaison among these service providers to the Funds.  The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Funds to ensure that they are in compliance with applicable legal requirements under applicable law and with the investment policies and restrictions of a Fund and provides office space for the Funds.

The Administration Agreement may be cancelled by the Board on behalf of a Fund, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days’ written notice to Administrator, or by

Administrator at any time, without the payment of any penalty upon sixty (60) days’ written notice to the Trust.

Administrative Services Fees

The Administrator receives an annual administration services fee equal to 0.10% of each Fund’s average daily net assets.

In addition, the Administrator is contractually obligated to waive its administration services fee for Class P shares of ING Global Bond Fund through March 1, 2014.  There is no guarantee that this administrative services fee waiver will continue after March 1, 2014.  The administrative services fee waiver will only renew if the Administrator elects to renew it.

Total Administrative Fees Paid

For the fiscal years ended October 31, 2012, 2011, and 2010, the Funds paid the Administrator the following total administrative services fees:

	October 31,
Fund	2012	2011		2010
Emerging Markets Equity	$100,821	$4,647	(1)	N/A
Emerging Markets Equity Dividend	$30,491	$42,034		$45,137
Global Bond	$696,657	$547,274		$414,665
Global Equity Dividend	$74,717	$107,234		$139,982
Global Natural Resources	$103,676	$124,109		$102,403
Global Opportunities	54,864	$94,623		$182,621
Global Real Estate	$3,876,008	$3,430,283		$2,217,317
International Core	$344,803	$222,412	(2)	N/A
International Growth	$145,055	$128,897	(3)	N/A
International Real Estate	$466,490	$592,763		$538,566
International Small Cap	$254,957	$423,170		$421,616
International Value	$563,520	$995,060		$1,599,649
International Value Choice	$26,996	$49,138		$51,820
International Value Equity	$365,430	$658,499		$305,905
Russia	$279,992	$440,137		$409,973

(1)          Reflects the period from October 11, 2011 through October 31, 2011.

(2)          Reflects the period from February 8, 2011 through October 31, 2011.

(3)          Reflects the period from January 6, 2011 through October 31, 2011.

OTHER SERVICE PROVIDERS

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York, 10286, serves as custodian of each of the Funds.  The custodian does not participate in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund.  A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.  For portfolio securities that are purchased and held outside the United States, the Bank of New York Mellon has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm for the Funds.  KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.  KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

Legal Counsel

Legal matters for each Trust are passed upon by Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) (“Transfer Agent”), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Transfer Agent and dividend-paying agent to the Funds.

PORTFOLIO TRANSACTIONS

The Adviser or Sub-Adviser for each Fund places orders for the purchase and sale of investment securities for the Fund, pursuant to authority granted in the relevant Investment Advisory Agreement or Sub-Advisory Agreement.  Subject to policies and procedures approved by the Trust’s Board, the Adviser or Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).

In situations where a Sub-Adviser resigns or the Adviser otherwise assumes day to day management of a Fund pursuant to its Investment Advisory Agreement with the Fund, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the-counter securities also may be effected on an agency basis when, in the Adviser’s or Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Adviser or Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or Sub-Adviser Selects Broker-Dealers

The Adviser or Sub-Adviser has a duty to seek to obtain best execution of the Fund’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Adviser or Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price  (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the  range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit  capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or Sub-Adviser, as demonstrated in the particular transaction or other transactions.   Subject to its duty to seek best execution of the Funds’ orders, the Adviser or Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Funds. Under these programs, the participating broker-dealers will return to a Fund (in the form of a credit to the Fund) a portion of the brokerage commissions paid to the broker-dealers by the Fund.  These credits are used to pay certain expenses of the Funds.  These commissions recapture payments benefit the Funds, and not the Adviser or Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for a Fund, the Adviser or Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, the Adviser or Sub-Adviser may cause a Fund to pay a broker-dealer a commission for effecting a securities transaction for a Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or Sub-Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Fund and its other investment advisory clients.   The practice of using a portion of a Fund’s commission dollars to pay for brokerage and research services provided to the Adviser or Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor — Research products and services may include, but are not limited to, general economic, political, business  and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities.   On occasion, a broker-dealer may furnish the Adviser or Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser or Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or Sub-Adviser from its own funds, and not by portfolio commissions paid by a Fund.

Benefits to the Adviser or Sub-Adviser - Research products and services provided to the Adviser or Sub-Adviser by broker-dealers that effect securities transactions for a Fund may be used by the Adviser or Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Adviser or Sub-Adviser in connection with the Funds.  Some of these products and services are also available to the Adviser or Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees paid to the Adviser or sub-advisory fees payable to the Sub-Adviser for services provided to the Fund.  The Adviser’s or Sub-Adviser’s expenses would likely increase if the Adviser or Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or a Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser, or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales on Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the SEC and FINRA.  Under these rules, the Adviser or a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Fund when selecting a broker-dealer for Fund portfolio transactions, and neither the Funds nor the Adviser or a Sub-Adviser may enter into an agreement under which a Fund directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Fund shares.  The Funds have adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information About Trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in Sub-Advisers, investment personnel, reorganizations or mergers of Funds may result in the sale of a significant portion or even all of a Fund’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the affected Funds.  The Funds, the Adviser, or the Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, a reorganization, or other changes.

Allocation of Trades

Some securities considered for investment by a Fund may also be appropriate for other clients served by that Fund’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Fund and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures.  Sub-Advisers may use different methods of allocating the results aggregated trades.  Each Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Fund participated are subject to periodic review by the Board.  To the extent any of the Funds seek to acquire (or dispose of) the same security at the same time, one or more of the Funds may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  However, over time, a Fund’s ability to participate in aggregate trades is expected to provide better execution for the Fund.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act and conditions of the policy.

Brokerage Commissions Paid

For the fiscal years ended October 31, 2012, 2011, and 2010, each Fund listed below paid brokerage commmissions as follows:

	October 31,
Fund	2012		2011		2010
Emerging Markets Equity	$236,367	(1)	$70,782	(2)	N/A
Emerging Markets Equity Dividend	$84,023	(3)	$254,554	(1)	$190,833
Global Bond	$151,242	(3)	$156,947	(1)	$86,351
Global Equity Dividend	$53,894	(3)	$189,018	(1)	$162,925
Global Natural Resources	$93,760	(3)	$210,176	(1)	$142,006
Global Opportunities	$74,867	(3)	$191,412	(3)	$662,335
Global Real Estate	$3,984,827	(1)	$3,374,411	(3)	$3,749,580
International Core	$517,087	(1)	$459,262	(4)	N/A
International Growth	$91,260	(3)	$160,687	(5)	N/A
International Real Estate	$572,461	(3)	$700,891	(3)	$903,942
International Small Cap	$245,522	(3)	$490,551	(3)	$691,060
International Value Choice	$23,625	(3)	$57,451	(1)	$47,835
International Value Equity	$814,171	(3)	$1,428,273	(1)	$725,997
Russia	$431,427	(3)	$445,273	(1)	$385,299

(1)          The increase in brokerage commission paid by the Fund is due to an increase in the trading activity of the Fund.

(2)          Reflects the period from October 11, 2011 through October 31, 2011.

(3)          The decrease in the brokerage commission paid by the Fund was due to a decrease in the trading activity of the Fund.

(4)          Reflects the period from February 8, 2011 through October 31, 2011.

(5)          Reflects the period from January 6, 2011 through October 31, 2011.

For fiscal years ended October 31, 2012, 2011, and 2010, the Fund listed below paid brokerage commissions as follows:

	October 31
Fund	2012		2011		2010
International Value	$651,008	(1)	$2,015,145	(1)	4,045,013

(1)                The decrease in the brokerage commission paid by the Fund was due to a decrease in the trading activity of the Fund.

During the fiscal years ended October 31, 2012, 2011, and 2010, of the total commissions paid, $1,517,938,

$2,090,925, and $560,448, respectively, was paid to firms which provided research, statistical or other services to the various sub-advisers.  The Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

During the fiscal year ended October 31, 2012, the following Funds paid affiliated persons of the Fund brokerage commissons as follows:

Global Opportunities Fund

Affiliated Broker	Total Fund Principal	% of Principal	Affiliated Commission	Fund Total Commission	% of Commission
ING Financial Markets	$61,432,879	0.11%	$71	$74,855	0.09%

International Core Fund

Affiliated Broker	Total Fund Principal	% of Principal	Affiliated Commission	Fund Total Commission	% of Commission
ING Financial Markets	$503,828,693	0.06%	$523	$517,086	0.10%

International Value Fund

Affiliated Broker	Total Fund Principal	% of Principal	Affiliated Commission	Fund Total Commission	% of Commission
ING Financial Markets, LLC	$581,858,948	0.02%	$160	$651,007	0.02%

Russia Fund

Affiliated Broker	Total Fund Principal	% of Principal	Affiliated Commission	Fund Total Commission	% of Commission
ING Financial Markets	$290,174,804	0.34%	$985	$431,426	0.23%

During the fiscal year ended October 31, 2011, the following Funds paid affiliated persons of the Fund brokerage commissions as follows:

Global Equity Dividend Fund

Affiliated Broker	Total Fund Principal	% of Principal	Affiliated Commission	Fund Total Commission	% of Commission
ING Financial Markets	$239,267,640	0.36%	$864	$196,132	0.44%

Global Opportunities Fund

Affiliated Broker	Total Fund Principal	% of Principal	Affiliated Commission	Fund Total Commission	% of Commission
ING Financial Markets	$212,774,096	0.28%	$800	$233,321	0.34%

International Value Fund

Affiliated Broker	Total Fund Principal	% of Principal	Affiliated Commission	Fund Total Commission	% of Commission
ING Baring LLC	$1,998,280,741	0.07%	$2,689	$2,015,145	0.13%

Russia Fund

Affiliated Broker	Total Fund Principal	% of Principal	Affiliated Commission	Fund Total Commission	% of Commission
ING Financial Markets	$331,727,328	2.93%	$14,554	$464,173	3.14%

During the fiscal year ended October 31, 2010, the following Funds paid affiliated persons of the Fund brokerage commissions as follows:

Global Opportunities Fund

Affiliated Broker	Total Fund Principal	% of Principal	Affiliated Commission	Fund Total Commission	% of Commission
ING Financial Markets	$749,619,506	0.02%	$696	$662,335	0.11%

During the fiscal year ended October 31, 2012, the following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents:

Fund	Security Description	Market Value
Emerging Markets Equity	Itau Unibanco	$3,769,103
	Standard Bank	$1,266,803
	Standard Chartered	$1,009,690
Emerging Markets Equity Dividend	None	—
Global Bond	Bank of America	$14,045,329
	Bank of New York	$694,490
	Barclays	$687,543
	BBVA Compass	$2,610,500
	Citigroup	$2,093,405
	Credit Suisse	$2,880,082
	Goldman Sachs	$3,681,951
	HSBC	$894,373
	JP Morgan Chase	$12,147,199
	Morgan Stanley	$12,053,681
	Sberbank	$1,371,244
	UBS	$7,006,738
	VTB Capital	$1,453,130
	Wells Fargo	$12,770,996
Global Equity Dividend	Barclays	$528,998
	BNP Paribas	$720,905
	HSBC	$733,547
	JP Morgan Chase	$1,070,676
Global Natural Resources	None	—
Global Opportunities	AXA Group	$411,679
	Citigroup	$704,839
	Credit Suisse	$335,226
	HSBC	$788,749
Global Real Estate	Sumitomo Group	$36,090,304
International Core	AXA Group	$4,198,729
	Banco Santander	$567,305
	BNP Paribas	$1,210,269
	Deutsche Bank	$2,431,049
	HSBC	$4,325,768
	Royal Bank of Scotland	$867,686
	Samsung Group	$7,381,431
	Sberbank	$1,020,768
	Standard Chartered	$3,998,527
	Svenska Handelsbanken AB	$1,135,899
	UBS	$1,203,288
International Growth	AXA Group	$873,293
	Banco Santander	$448,120
	Credit Suisse	$1,059,654
	HSBC	$386,812
	Macquarie Capital	$388,255
	Samsung Group	$2,208,262
	Standard Chartered	$2,411,783
	UBS	$1,570,446
International Real Estate	Sumitomo Group	$14,647,783
International SmallCap	Nomura Group	$287,197

Fund	Security Description	Market Value
International Value	AXA Group	$4,215,082
	Banco Santander	$979,200
	Barclays	$6,238,863
	BNP Paribas	$3,309,425
	Deutsche Bank	$1,298,199
	HSBC	$6,015,997
	Mitsubishi Group	$1,771,134
	Societe Generale	$2,583,823
	UBS	$2,240,037
International Value Choice	UBS	$664,410
International Value Equity	None	—
Russia	Sberbank	$28,511,678
	VTB Capital	$5,982,237

DESCRIPTION OF SHARES

Capitalization and Voting Rights

The authorized capital of ING Mutual Funds and ING Mayflower Trust, is in each case an unlimited number of shares of beneficial interest.  Holders of shares of each Fund have one vote for each share held.  All shares when issued are fully paid, non-assessable, and redeemable.  Shares have no preemptive rights.  All shares have equal voting, dividend and liquidation rights.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board.  Generally, there will not be annual meetings of shareholders.  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Shareholders may, in accordance with a Fund’s declaration of trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees.  Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights.  Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.  Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

The Board may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares.  Any such classification or reclassification will comply with the provisions of the 1940 Act.  The Board may create additional series (or classes of series) of shares without shareholder approval.  Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Trust by written notice to shareholders of such series or class.

PURCHASE AND REDEMPTION OF SHARES

Purchases and exchanges should be made for investment purposes only.  A Fund reserves the right to reject any specific purchase or exchange request.  In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until a Fund receives further redemption instructions.

Purchases

Class A, Class B, Class C, Class I, Class P, Class R, and Class W Shares

A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectuses under “How to Buy Shares,” “How to Sell Shares” or “How to Exchange Shares, respectively.”

Effective January 4, 2010, Class B shares of the Fund were closed to new investment, provided that (i) Class B shares of the Fund may be purchased through the reinvestment of dividends issued by each Fund; and (ii) subject to the terms and conditions of relevant exchange privileges and as permitted under its Prospectuses, Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Funds Complex.

Shares of the Funds are offered at the NAV next determined following receipt of the order by the dealer (and/or the Distributor) or by the Trusts’ Transfer Agent, plus, for Class A shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectuses.  An investor may exchange shares of a Fund for shares of the same class of any Fund, without paying any additional sales charge.  Shares subject to a contingent deferred sales charge (“CDSC”) will continue to age from the date that the original shares were purchased.

If you invest in a Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund’s investment policies and restrictions.  These transactions only will be effected if the Adviser or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase.  Each Trust reserves the right to amend or terminate this practice at any time.

Class O Shares

Class O shares of the Trust are purchased at the applicable NAV next determined after a purchase order is received by the transfer agent. Class O shares are redeemed at the applicable NAV next determined after a redemption request is received, as described in the Prospectus.

Capital One ShareBuilder, or other designated intermediaries may accept purchase and redemption orders on behalf of a Fund.  Such order may be transmitted to a Fund or their agents several hours after the time of the acceptance and pricing.

Redemptions

Class A, Class B, Class C, Class I, Class P, Class R, and Class W Shares

Payment to shareholders for shares redeemed will be made within seven (7) days after receipt by the Funds’ Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when:  (i) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of a Fund’s shareholders.  At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to fifteen (15) days or longer.

Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash.  However, each Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which obligates a Fund to redeem shares with respect to each shareholder during any ninety (90)-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period.  In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.

Due to the relatively high cost of handling small investments, each Trust reserves the right, upon thirty (30) days’ written notice, to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for individual retirement accounts (“IRAs”)) has a total value of less than the Fund minimum for each class (as described in each Fund’s respective Prospectuses), other than as a result of a decline in the NAV per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder thirty (30) days to make an additional investment in an amount that will increase the value of the account to at least the minimum before the redemption is processed.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Class O Shares

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent.  The right to redeem shares may be suspended or payment therefore postponed for any period during which (i) trading on the NYSE is restricted as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists, as determined by the SEC, as a result of which:  (1) disposal by the Fund of securities owned by it is not reasonably practicable; or (2) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (iii) the SEC by order so permits for the protection of shareholders of the Fund.

Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares.  The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange.  Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian, or in any other representative capacity can be obtained from the transfer agent.

A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders.  However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1.00% of its net assets for any one shareholder of the Fund in any 90-day period.  To the extent possible, a Fund will distribute readily marketable securities, in conformity with applicable rules of the SEC.  In the event such redemption is requested by institutional investors, a Fund will weigh the effects on nonredeeming shareholders in applying this policy.  Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

SALES CHARGES

Front — End Sales Charges

Special Purchases at Net Asset Value — Class A Shares

Class A shares of the Funds may be purchased at NAV, without a sales charge, by the following:

1)              Current, retired or former officers, trustees, directors or employees (including members of their immediate families) of ING Groep, registered investment companies in the ING Fund Complex and their affiliates purchasing shares for their own accounts.  Immediate family members include: Parents; Spouse (as recognized under local law); Siblings; Children; Grandparents; Aunts/Uncles; Nieces/Nephews; Cousins; Dependents; Parents-in-law; Brothers-in-law; and Sisters-in-law.

2)              Insurance companies (including separate accounts).

3)              Registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients.

4)              Broker-dealers and financial institutions that have entered into an agreement with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares), their current employees and their immediate family members.

5)              Investments made by accounts that are part of certain qualified fee-based programs (“wrap accounts”).

6)              Rollovers from qualified employee benefit plans, provided that the rollover involves a transfer of Class A shares in the same Fund or another ING Fund.

Investments made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with an ING Fund and transacts directly with that ING Fund or through a 3rd party administrator or record keeper that has an agreement in place with ING Funds.

7)              For investors purchasing Class A shares with proceeds from the following sources:  Redemptions from any ING-advised Fund if you:  (a) originally paid a front-end sales charge on the shares; and (b) reinvest the money within 90 days of the redemption date.  This waiver is subject to the following conditions:

•                  This privilege may only be used once per year.

•                  The amount that may be reinvested is limited to an amount up to the redemption proceeds.

•                  Written order for the purchase of shares may be received by the Transfer Agent (or be postmarked) within 90 days after the date of redemption.

•                  Purchases may be handled by a securities dealer who may charge a fee.

•                  Payment may accompany the request and the purchase will be made at the then current NAV of the Funds.

If you realize a gain on the transaction, it is taxable and any reinvestment will not alter any applicable federal capital gains tax (except that some or all of the sales charge may be disallowed as an addition to the basis of the shares sold and added to the basis of the subsequent purchased shares).  If you realize a loss on the transaction, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested.  However, such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

8)              Shareholders of the Adviser Class at the time such shares were re-designated as Class A shares if purchased directly with the Funds.

9)              Former Class M shareholders if purchased directly with the Funds.

10)        Any charitable organization (“generally, an organization that meets the requirements of section 501(c)(3) of the Internal Revenue Code, operated solely for a religious, charitable, scientific, literary, educational or similar purpose”) or any state, county, or city or any instrumentality, department authority or agency thereof that has determined that a Fund is a legally permissible investment and is prohibited by applicable investment law from paying a sales charge or commission.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories.  If this situation occurs, it is possible that the investor would need to invest directly through ING in order to take advantage of the waiver. The Fund/Funds may terminate or amend the terms of these sales charge waivers at any time.

Letters of Intent and Rights of Accumulation — Class A Shares

An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of any of the ING Funds which offers Class A shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectuses (the “Letter of Intent” or “Letter”).  By completing the Letter, the investor expresses an intention to invest during the next thirteen (13) months a specified amount which if made at one time would qualify for the reduced sales charge.  At any time within ninety (90) days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund.  Those holdings will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled.  After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above.  Sales charge reductions based upon purchases in more than one investment in the Funds will be effective only after notification to the Distributor that the investment qualifies for a discount.  The shareholder’s holdings in the Funds (including ING Senior Income Fund and excluding any ING money market fund) acquired within ninety (90) days before the Letter of Intent is filed, will be counted towards completion of the Letter of Intent, but will not be entitled to a retroactive downward adjustment of sales charges until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the thirteen (13)-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed.  If the Letter of Intent is not completed within the thirteen (13)-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectuses.  A minimum initial investment equal to 25% of the intended total investment is required.  An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Funds, in the form of shares, in the investor’s name to assure that the full applicable sales charge will be paid if the intended purchase is not completed.  The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor.  The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid.  If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released.  If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within ninety (90) days before, and on those made after filing the

Letter.  The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price.  If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor’s order.  If within ten (10) days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made.  If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor.  By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor.  The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing.  If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically.  Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent.  If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate Authorized Dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

The value of shares of the Funds plus shares of the other open-end ING Funds (including ING Senior Income Fund and excluding any ING money market fund) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase.  The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by: (i) an investor; (ii) the investor’s spouse and children under the age of majority; (iii) the investor’s custodian accounts for the benefit of a child under the Uniform gift to Minors Act; and (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies’ registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial, or similar capacity.

The reduced sales charge also applies on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million.  The Letter of Intent option may be modified or discontinued at any time.

Shares of the Funds and other open-end ING Funds purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Code.  Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

Contingent Deferred Sales Charges

Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC.  Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the Prospectus.  No CDSC is imposed on any shares subject to a CDSC to the extent that those shares: (i) are no longer subject to the applicable holding period; (ii) resulted from reinvestment of distributions on CDSC shares; or (iii) were exchanged for shares of another fund managed by the Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

The CDSC or redemption fee will be waived for certain redemptions of shares upon: (i) the death or permanent disability of a shareholder; or (ii) in connection with mandatory distributions from an IRA or other qualified retirement plan.  The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability.  The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability.  The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA.  The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA.  The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee.  The waiver will then be granted subject to confirmation of the shareholder’s entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients.  These waivers may be changed at any time.

A redemption fee of 2.00% will be charged on the redemption of shares of Russia Fund held less than 365 days.  The fee is not a sales charge (load); it will be paid directly to the Funds. The redemption fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Funds.

Reinstatement Privilege — Class B and Class C Shares

If you sell Class C shares of a Fund, you may reinvest some or all of the proceeds in the same share class within ninety (90) days without a sales charge.  Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC.  The amount of any CDSC also will be reinstated.  To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within ninety (90) days after the date of redemption.  This privilege can be used only once per calendar year.  If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

Conversion of Class B Shares

A shareholder’s Class B shares will automatically convert to Class A shares in a Fund on the second calendar day of the following month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares.  The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service (“IRS”) ruling, if the Adviser deems it advisable to obtain such advice, to the effect that:  (i) such conversion will not constitute taxable events for federal tax purposes; and (ii) the payment of different dividends on Class A and Class B shares does not result in the Fund’s dividends or distributions constituting “preferential dividends” under the Code.  The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares.  The conversion will be effected at the relative NAV per share of the two Classes.

Dealer Commissions and Other Incentives

In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price.  In connection with the sale of Class A shares of the Funds (except Global Bond Fund), the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:

Dealers’ Reallowance as a Percentage of Offering Price
Amount of Transaction	Class A
$0 to $49,999	4.75%
$50,000 to $99,999	4.00%
$100,000 to $249,999	3.00%
$250,000 to $499,999	2.25%
$500,000 to $999,999	2.00%
$1,000,000 and over	See below

In connection with sale of Class A shares of Global Bond Fund, the Distributor will reallow the following amounts to Authorized Dealers of record from the sales charge on such sales:

Amount of Transaction	Percentage of Offering Price Class A
Less than $100,000	2.00%
$100,000 to $499,999	1.50%
$500,000 to $999,999	1.00%
$1 million and over	See below

The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Class A, Class B, and Class C shares, at NAV, which at the time of investment would have been subject to the imposition of a CDSC if redeemed.  There is no sales charge on purchases of $1 million or more of Class A shares.  However, such purchases may be subject to a CDSC, as disclosed in the Prospectuses.  The Distributor will pay Authorized Dealers of record commissions at the rate of 1.00% on purchases of $1 million or more of Class A shares that are subject to a CDSC.

The Distributor will pay out of its own assets a commission of 1.00% of the amount invested for purchases of Class A shares of less than $1 million by qualified retirement plans with 50 or more participants.

The Distributor will pay out of its own assets a commission of 4.00% of the amount invested for purchases of Class B shares subject to a CDSC.  For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1.00% of the amount invested of each Fund.

The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an “underwriter” under the 1933 Act.  The Distributor, at its expense, may also provide additional promotional incentives to dealers.  The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items.  For more information on incentives, see “Rule 12b-1 Plans” in this SAI.

In connection with qualified retirement plans that invest $1 million or more in Class A shares of a Fund, the Distributor will pay dealer compensation of 1.00% of the purchase price of the shares to the dealer from its own resources at the time of the initial investment.

The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or “focus firms.”  The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms.  As of the date of this SAI, the focus firms are: Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Financial Network Investment Corporation; ING Financial Advisers, LLC; ING Financial Partners, Inc.; ING Life Insurance & Annuity; ING Variable Annuity; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services Corporation; Oppenheimer & Co., Inc.; Pershing, LLC; PrimeVest Financial Services, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Capital One Sharebuilder Inc.; Stifel Nicolas & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, LLC; and Wells Fargo Advisors, LLC.

SHAREHOLDER INFORMATION

Class A, Class B, Class C, Class I, Class P, Class R, and Class W shares only

Certificates representing shares of a particular Fund will not be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Each Trust reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (redemption-in-kind).  If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash.  Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any ninety (90)-day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period.

Redemptions

The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or, if permitted by rules of the SEC, during periods when trading on the NYSE is restricted, during any emergency that makes it impracticable for any Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.  Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, but payment will be forwarded immediately upon the funds becoming available.  Shareholders will be subject to the applicable deferred sales charge, if any, for their shares at the time of redemption.

Exchanges

The following conditions must be met for all exchanges among the Funds: (i) the shares that will be acquired in the exchange (the “Acquired Shares”) are available for sale in the shareholder’s state of residence; (ii) the Acquired Shares will be registered to the same shareholder account as the shares to be surrendered (the

“Exchanged Shares”); (iii) the Exchanged Shares must have been held in the shareholder’s account for at least thirty (30)-days prior to the exchange; (iv) except for exchanges into the ING Money Market Fund, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (v) a properly executed exchange request has been received by the Transfer Agent.

Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares.  Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form.  Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders.  Such notice will be given at least sixty (60)-days in advance.  It is the policy of ING to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations.  Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, the Adviser reserves the right to reject any exchange request.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited.  ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional.  To provide a measure of liquidity, the fund will normally make monthly repurchase offers of not less than 5% of its outstanding common shares.  If more than 5.00% of the fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month.  You also would not have liquidity between these monthly repurchase dates.  Investors exercising the exchange privilege should carefully review the prospectus of that fund.  Investors may obtain a copy of ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

You are not required to pay an applicable CDSC upon an exchange from any Fund into ING Senior Income Fund.  However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund’s CDSC will apply.  After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be based on the first date you acquired your shares in the Fund.

Conversion Feature

Class B shares of each Fund will automatically convert to Class A shares without a sales charge at the relative NAVs of each of the classes after eight years from the acquisition of the Class B shares, and as a result, will thereafter be subject to the lower distribution fee (but same service fee) under the Class A Rule 12b-1 plan for each Fund.

SHAREHOLDER SERVICES AND PRIVILEGES

As discussed in the Prospectuses, the Class A, Class B, Class C, and Class O shares of the Funds provide a Pre-Authorized Investment Plan for the convenience of investors who wish to purchase shares of a Fund on a regular basis.  Such a Pre-Authorized Investment Plan may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue.  For Class O shares, if the investor is unable to invest at leat $1,000 per Fund ($250 for retirement accounts/educational savings accounts (“ESAs”)) he/she may open the account for $100 initial investment and $100 per month using the Automatic Investment Plan.  This allows the investor to invest regular ammounts at regular intervals until he/she reaches the required initial minimum.  The Pre-Authorized Investment Plan may be terminated without penalty at any time by the investor or the ING Funds.  The minimum investment requirements may be waived by the Fund for purchases made pursuant to: (i) employer-administered payroll deduction plans; (ii) profit-sharing, pension, or individual or any employee retirement plans; or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the 1934 Act, as amended, and the rules thereunder.  Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by a Fund’s Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year.  Shareholders may rely on these statements in lieu of certificates.  Certificates representing shares of a Fund will not be issued unless the shareholder requests them in writing. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available, through the Fund, a Prototype Plan and Custody Agreement. The Custody Agreement provides that PFPC Trust Company, Wilmington, Delaware, will act as custodian under the Prototype Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal custodian charges paid by the Funds.)  The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor custodian, see the Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts

Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408 of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse.  Simple IRA plans that employers may establish on behalf of their employees are also available.  Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available.  Copies of a model Custodial Account Agreement are available from the Distributor.  PFPC Trust Company, Wilimington, Delaware, will act as the custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the custodian will not open an IRA until seven (7) days after the investor has received such statement from the Trust. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) and other retirement plans are also available.  Section 403(b) plans are generally arrangements by a public school organization or a charitable, educational, or scientific organization which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code.  It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Telephone Redemption and Exchange Privileges

As discussed in the Prospectuses, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectuses.

Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the NYSE is open for business (a “Business Day”), but not later than Market Close, will be processed at that day’s closing NAV. For each exchange, the shareholder’s account may be charged an exchange fee. There is no fee for telephone redemptions; however, redemptions of Class A, Class B, and Class C shares may be subject to a contingent deferred sales charge. (See “Sales Charges” in the Prospectuses.)

Telephone redemptions and/or exchange instructions should be made by dialing 1-800-992-0180.

Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds’ Prospectuses or herein.

Telephone redemption requests must meet the following conditions to be accepted by the Funds:

(a)              Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on record. This address cannot reflect any change within the previous thirty (30) days.

(b)              Certain account information will need to be provided for verification purposes before the redemption will be executed.

(c)               Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a thirty (30) day period.

(d)              The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

(e)               The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

(f)                If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the ING Fund being acquired.

(g)               Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectuses.

(h)              Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING Funds at P.O. Box 9772, Providence, RI 02940-9772 and deposited into your account before any transaction may be processed.

(i)                  If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate NAV as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

(j)                 Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds’ then-current prospectuses.

(k)              Proceeds of a redemption may be delayed up to fifteen (15) days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

Systematic Withdrawal Plan

The Funds have established a Systematic Withdrawal Plan (“Plan”) to allow you to elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Class I and Class W shares) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Class I and $1,000 in the case of Class W shares).  To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application.  To have funds deposited to your bank account, follow the instructions on the Account Application.  You may elect to have monthly, quarterly, semi-annual or annual payments. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. The Plan may be modified at any time by the Funds or terminated upon written notice by the relevant Fund.

A CDSC may be applied to withdrawals made under this plan.  As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purpose.  Please consult your tax adviser.

Class O Shares only

Individual Retirement Accounts - Each Fund may be used for investment in IRAs, including Roth IRAs.  For more information on Roth IRA accounts and fees, please visit Capital One ShareBuilder at www.sharebuilder.com.

Education Savings Accounts (“ESAs”) — Each Fund may be used for investment in ESAs through Capital One ShareBuilder. Please see the Capital One ShareBuilder pricing and rates schedule at www.sharebuilder.com for details on the fees associated with these accounts.

SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

The Systematic Investment feature, using the Electronic Fund Transfer (“EFT”) capability, allows you to make monthly investments in a Fund or a number of Funds. Capital One ShareBuilder account holders should visit www.sharebuilder.com for more information about systematic investments and detailed instructions on how to establish one.

Shareholder Information

The Funds’ Transfer Agent will maintain your account information.  Account statements will be sent at least quarterly. An IRS Form 1099 generally will also be sent each year by January 31.  However, Global Real Estate Fund and International Real Estate Fund will be sending you an IRS Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is later than most such forms are sent. Annual and semiannual reports will also be sent to shareholders.  The Transfer Agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter.  All accounts identified by the same social security number and address will be consolidated.  For example, you could receive a consolidated statement showing your individual and IRA accounts.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions.  A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association.  The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange Medallion Signature Program (“NYSE MSP”).  Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.  Please note that signature guarantees are not provided by a notary public.  The Trust reserves the right to amend, waive or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of each Fund’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in sixty (60) days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. (See “Net Asset Value” in the shareholder guide of the Prospectuses.) The long-term debt obligations held in a Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotations for such securities at the time the Fund determines its NAV.  In such case, a Fund will use the fair value of such securities as determined under the Fund’s valuation procedures.  Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing price for one or more securities do not represent readily available reliable market quotations at the time the Fund determines its NAV, events that occur between the time of close of the foreign market on which they are traded and the market close on the NYSE will not be reflected in the Fund’s NAV.

Options on securities, currencies, futures, and other financial instruments purchased by a Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC Options.

The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by Global Natural Resources Fund’s custodian bank or other broker-dealers or banks approved by Global Natural Resources Fund, on each date that the NYSE is open for business.

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund’s total assets. The Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

The per share NAV of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C shares. It is expected, however, that the per share NAV of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders.  This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds.  This discussion is based on the Code, U.S. Treasury Regulations issued thereunder and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

Qualification as a Regulated Investment Company

Each Fund intends to qualify annually to be taxed as a RIC under provisions of Subchapter M of the Code.  To qualify for and to be taxed as a RIC, each Fund must, among other things:  (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities, or currencies (ii) diversify its holdings so that, at the end of each quarter of the taxable year or within 30 days thereafter: (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities of anyone issuer limited for the purpose of its calculation to an amount not greater 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of (other than the securities of the RICs), any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or the securities one or more qualified publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

As a RIC, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible excise tax.  To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would (unless certain cure provisions apply) be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction or as qualified dividends for individual shareholders) which are taxable to shareholders as ordinary income, or as qualified dividend income eligible for a reduced rate of tax (or, in the case of corporate shareholders, may be eligible for the dividends received deduction) as discussed below. Moreover, the Fund would not be required to make any distributions to its shareholders. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC.  Moreover, if a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Capital Loss Carryforwards

Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years. Capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows as of October 31, 2012:

Fund	Amount	Expiration Dates
Emerging Markets Equity	$(26,486,379)	2015
	$(41,200,730)	2016
	$(67,687,109)	Total
Emerging Markets Equity Dividend	$(116,039)	2017
	$(699,781)	None
	$(650,316)	None
	$(1,466,136)	Total
Global Equity Dividend	$(9,865,056)	2016
	$(71,676,150)	2017
	$(81,541,206)	Total
Global Natural Resources	$(14,439,138)	2017
	$(961,406)	None
	$(15,400,544)	Total
Global Opportunities	$(29,359,903)	2016
	$(80,200,325)	2017
	$(109,560,228)	Total
Global Real Estate(1)	$(164,232,218)	2016
	$(414,424,595)	2017
	$(79,668,453)	2018
	$(31,975,045)	None
	$(1,320,625)	None
	$(691,620,936)	Total
International Core	$(16,908,766)	2019
	$(10,062,053)	None
	$(5,364,250)	None
	$(32,335,069)	Total
International Growth	$(1,821,460)	None
	$(6,360,782)	None
	$(8,182,242)	Total
International Real Estate	$(26,312)	2014
	$(2,556,095)	2015
	$(67,952,089)	2016
	$(159,911,905)	2017
	$(43,046,092)	2018
	$(8,974,059)	2019
	$(6,505,841)	None
	$(5,962,232)	None
	$(294,934,625)	Total
International Small Cap	$(77,906,737)	2016
	$(202,973,948)	2017
	$(1,355,837)	None
	$(282,236,522)	Total
International Value	$(810,539,013)	2017
	$(70,133,094)	2018
	$(8,757,263)	2019
	$(12,866,873)	None
	$(51,613,608)	None

Fund	Amount	Expiration Dates
	$(953,909,851)	Total
International Value Choice	$(14,545,893)	2017
	$(359,381)	2019
	$(2,490,915)	None
	$(17,396,189)	Total
International Value Equity	$(9,135,728)	None
	$(25,904,849)	None
	$(35,040,577)	Total
Russia	$(66,111,223)	2017
	$(21,810,157)	2018
	$(2,925,627)	None
	$(90,847,007)	Total

(1)          As of the Fund’s tax year ended December 31, 2011.

Distributions

Distributions of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income, whether paid in cash or invested in Fund shares.  Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent that such distributions are attributable to a Fund’s dividend income from U.S. corporations and if other applicable requirements are met.  However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the corporate dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund’s shares have been held by a shareholder.  Distributions of short-term capital gains from sales of assets held for one year or less will be taxed as ordinary income.  Generally, distributions from a Fund are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund’s investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Current tax law generally provides for a preferential tax rate for individual taxpayers on long-term capital gains from sales and on certain qualifying dividends on corporate stock.  The rate reductions do not apply to corporate taxpayers.  Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualified dividend income earned by the Fund that would be eligible for the 15% rate.  A shareholder would also have to satisfy a more than sixty (60) day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate.  Qualified dividend income generally includes dividends from taxable domestic corporations and certain qualified foreign corporations provided that the Fund has held the stock in such corporation for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend.  Distributions from the Funds investing in bonds and other debt instruments will not generally qualify for the lower rates.  Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.  Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the United States, and corporations eligible for the benefits of a comprehensive income tax treaty with the United States and that satisfy certain other requirements.  Passive foreign investment companies are not treated as “qualified foreign corporations.” For taxable years beginning after December 31, 2012, the maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the NAV of the Fund shares. Should a distribution reduce the NAV below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the investors.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Original Issue Discount and Market Discount

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity.  Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.”  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it.  In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income.  In general, the amount of market discount that must be included for each period is equal to the lesser of: (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account); or (ii) the amount of the principal payment with respect to such period.  Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.  Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.  These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income (including dividends, interest, royalties, rents, and certain other types of investment income).  In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders.  Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock.  Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC.  If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.  Alternatively, another election may be available that involves marking to market the Funds’ PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.  Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividend income.”

Foreign Withholding Taxes

Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.  However, tax treaties between certain countries and the United States may reduce or eliminate these taxes.  Furthermore, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of a Fund’s assets at the close of any taxable year consist of stock or securities of foreign corporations, or if more than 50% in value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, and certain other requirements are met, the Fund may make an election to pass-through the foreign taxes to the shareholders so that the shareholders would be required to: (i) include in ordinary gross income their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. law even though not actually received by such shareholders; and (ii) treat such pro rata portions as foreign income taxes paid by them. Shareholders would then generally be able, subject to certain limitations, to take a foreign tax credit or deductions for such foreign taxes.

Options, Hedging Transactions, and Certain Financial Instruments

The taxation of equity options (including options on narrow-based stock indices) and OTC Options on debt securities is governed by Section 1234 of the Code.  Pursuant to Section 1234 of the Code, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options and financial contracts in which the Funds may invest are “section 1256 contracts.”  Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses (as discussed herein) arising from certain section 1256 contracts may be treated as ordinary income or loss.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  Furthermore, certain carrying charges (inlcuding interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles.  If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made.  The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position.  In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Fund’s holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.  Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the sixty (60)-day period beginning on the day such transaction was closed, if the Fund’s risk of loss is not reduced during that sixty (60) day period.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects.  Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment.  If it did not, the status of a Fund as a RIC might be affected.  The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements.

Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to “qualified dividend income” to instead be taxed at the rate of tax applicable to ordinary income.

Requirements relating to each Fund’s tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

Short Sales Against the Box

If a Fund sells short against the box,  unless certain constructive sale rules (discussed herein) apply, it also will recognize a capital gain or loss upon the purchase of securities to close the short sale.  Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short.  In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio.  The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under “Options and Hedging Transactions” above.  Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale.  Future U.S. Treasury Regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Other Investment Companies

It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax.  The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.  When a Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses.

Sale or Other Disposition of Shares

Upon the redemption, sale or exchange of his shares, a shareholder will recognize a taxable gain or loss depending upon his/her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, which generally may be eligible for reduced federal tax rates (for shareholders who are individuals), depending on the shareholder’s holding period for the shares.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of a Fund’s shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares.  This prohibition generally applies where: (i) the shareholder incurs a sales charge in acquiring the stock of a RIC; (ii) the stock is disposed of before the 91st day after the date on which it was acquired; (iii) the shareholder subsequently acquires shares of the same or another RIC and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares of stock; and (iv) the subsequently purchased shares are acquired no later than January 31st of the following calendar year. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares.  This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially.  Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right.  This provision may be applied to successive acquisitions of stock.

Redemption Fee

For convenience, the redemption fee applicable to Russia Fund is referred to as a fee, but the overall arrangement in fact calls for payment in exchange for shares at 98% of NAV.  It thus is more accurately characterized as a reduced price for your shares than as a fee or charge.

The tax consequences of the redemption fee are not entirely clear.  Although there is some authority to the effect that a fund would recognize taxable income in such circumstances, there is also authority, which Russia Fund intends to follow, that a fund does not recognize income.  It is possible that the IRS or other taxing authorities might successfully contest these funds’ tax treatment of this arrangement on this basis or for other reasons.

Backup Withholding

Each Fund generally will be required to withhold federal income tax equal to the fourth lowest tax rate applicable to unmarried individuals (currently at a rate of 28%) (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if: (i) the shareholder fails to furnish a Fund with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as a Fund may require; (ii) the IRS notifies the Fund that the taxpayer identification number furnished by the shareholder is incorrect; (iii) the IRS notifies a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (iv) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.  If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend.  Note that the preferntial rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends.  If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and an additional branch profit tax may apply if the recipient foreign shareholder is classified as a corporation for U.S. federal income tax purposes.

Effective January 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.  Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Dividends with respect to taxable years of a Fund beginning before January 1, 2014 (or a later date if extended by the U.S. Congress) that are properly reported by a Fund as interest-related dividends or short-term capital gain dividends attributable to certain U.S. source interest or short-term capital gains received by a Fund may not be subject to U.S. federal income tax when received by certain foreign shareholders, provided the Fund properly reports such amounts and certain conditions are met. However, it is not anticipated that a substantial portion of the income and gains of the Funds will be eligible for this potential exemption from withholding.  Additionally, depending on the circumstances, a Fund may designate all, some or none of such Fund’s potentially eligible dividends as eligible for this potential exemption.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. After December 31, 2013, the same rule will apply to dispositions of Fund shares by foreign shareholders but without regard to whether the Fund is domestically controlled.  The Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2014 (unless such sunset date is extended or made permanent). After such sunset date, Fund distributions from a REIT attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a “qualified investment entity”.

Also, foreign shareholders may be subject to U.S. estate tax with respect to their Fund shares.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Other Taxes

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above.

Cost Basis Reporting

Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”).  If you acquire and hold shares directly through the Funds and not through a financial intermediary, the Funds will use an average cost single category (“ACSC”) methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost basis include those set out in the chart below:

ACSC	Shares are depleted on a first-in, first-out basis with the cost basis calculated by multiplying the shares redeemed by the average cost per share on all shares purchased on or after January 1, 2012.
FIFO (First In, First Out)	Oldest shares purchased are redeemed first.
LIFO (Last In, First Out)	Most recent shares purchased are redeemed first
HIFO (Highest Cost In, First Out)	Shares with highest cost basis are redeemed first.
LOFO (Lowest Cost In First Out)	Shares with lowest cost basis are redeemed first.
HILT (Highest Cost Long Term In, First Out)	Will redeem the long-term highest cost available shares first.
HIST (Highest Cost Short Term In, First Out)	Will redeem the short-term highest cost available shares first.
LILT (Lowest Cost Long Term In, First Out)	Will redeem the long-term lowest cost available shares first.
LIST (Lowest Cost Short Term In, First Out)	Will redeem the short-term lowest cost available shares first.
Specific Lot Depletion	The shares sold are specifically identified by you at the time of redemption

You may elect which method you want to use by notifying the Fund in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the ACSC method, will be applied to your account(s).  The default method will also be applied to all new accounts established unless otherwise requested by you.

If you acquire and hold shares through a financial intermediary, please contact your financial intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor when selecting which cost basis tracking and relief methodology is in your best interest.

This discussion does not purport to deal with all of the tax consequences applicable to shareholders.  Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

DISTRIBUTOR

Shares of each Fund are distributed by the Distributor pursuant to Underwriting Agreements between each Trust and the Distributor on behalf of each Fund.  Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds.  Each Trust and the Distributor have agreed to indemnify each other against certain liabilities.  At the discretion of the Distributor, all sales charges may at times be reallowed to an Authorized Dealer.  If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an “underwriter” as that term is defined under the 1933 Act.  After an initial term, each Underwriting Agreement will remain in effect from year to year only if continuance is approved annually by a majority of the Board who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds.  See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment.  The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the NAV of the Funds.  The Distributor’s address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.  The Distributor, a Delaware limited liability corporation, is an affiliate of the Adviser and is an indirect, wholly-owned subsidiary of ING U.S..

For the fiscal year ended October 31, 2012, the Distributor received the following amounts in sales charges in connection with the sale of shares:

Fund	Class A Sales Charges Before Dealer Re- Allowance	Class A Sales Charges After Dealer Re- Allowance	Class B Deferred Sales Charges	Class C Deferred Sales Charges
Emerging Markets Equity	$416	—	—	$36
Emerging Markets Equity Dividend	$5,714	—	—	$102
Global Bond	$52,838	$10,530	—	$4,734
Global Equity Dividend	$4,503	—	—	$365
Global Natural Resources	$11,733	—	—	—
Global Opportunities	$1,320	—	—	$467
Global Real Estate	$96,670	$3,505	—	$4,398
International Real Estate	$2,191	—	—	$174
International Small Cap	$2,543	—	—	$222
International Value	$821	—	—	$475
International Value Choice	$1,525	—	—	$5
International Value Equity	$8,028	$331	—	$4,598
Russia	$40,159	$67	—	—

For the fiscal year ended October 31, 2011, the Distributor received the following amounts in sales charges in connection with the sale of shares:

Fund	Class A Sales Charges Before Dealer Re- Allowance	Class A Sales Charges After Dealer Re- Allowance	Class B Deferred Sales Charges	Class C Deferred Sales Charges
Emerging Markets Equity	$32	—	—	—
Emerging Markets Equity Dividend	$10,798			$313
Global Bond	$37,274	$1	—	$10,907
Global Equity Dividend	$6,173	—	—	$647
Global Natural Resources	$50,050	—	—	—
Global Opportunities	$1,690	$520	—	$601
Global Real Estate	$146,459	$1,332	—	$12,090
International Real Estate	$10,318	$253	—	$870
International Small Cap	$2,831	—	—	$642
International Value	$2,709	$1,492	—	$1,076
International Value Choice	$2,633	—	—	$84
International Value Equity	$133,135	$525	—	$4,575
Russia	$142,254	$553	—	—

For the fiscal year ended October 31, 2010, the Distributor received the following amounts in sales charges in connection with the sale of shares:

Fund	Class A Sales Charges Before Dealer Re- Allowance	Class A Sales Charges After Dealer Re- Allowance	Class B Deferred Sales Charges	Class C Deferred Sales Charges
Emerging Markets Equity Dividend Fund	$23,124	$5	—	$14,270
Global Bond	$108,503	$12	—	$17,357
Global Equity Dividend	$15,247	$30	—	$1,383
Global Natural Resources	$28,296	—	—	—
Global Opportunities	$3,672	$52	—	$2,898

Fund	Class A Sales Charges Before Dealer Re- Allowance	Class A Sales Charges After Dealer Re- Allowance	Class B Deferred Sales Charges	Class C Deferred Sales Charges
Global Real Estate	$172,517	$35,353	—	$13,787
International Real Estate	$9,247	$75	—	$1,516
International Small Cap	$3,244	$359	—	$990
International Value	$5,611	$72,767	—	$5,323
International Value Choice	$4,364	$10	—	$348
International Value Equity	$124,963	$1,487	—	$17,397
Russia	$191,902	$639	—	—

For the fiscal years ended 2012, 2011, and 2010, distribution and service fees were paid to the Distributor as follows:

Fund	2012	2011	2010
Emerging Markets Equity(1)	$64,776	$5	N/A
Emerging Markets Equity Dividend	$107,285	$158,523	$174,199
Global Bond	$1,558,848	$1,402,445	$1,122,213
Global Equity Dividend	$364,042	$478,979	$615,249
Global Natural Resources	$242,793	$294,470	$247,385
Global Opportunities	$317,779	$545,196	$901,114
Global Real Estate	$5,386,164	$5,616,750	$4,427,430
International Core(1)	N/A	N/A	N/A
International Growth(1)	N/A	N/A	N/A
International Real Estate	$611,160	$857,491	$671,406
International Small Cap	$550,017	$794,557	$932,860
International Value	$1,853,823	$3,104,679	$4,436,487
International Value Choice	$87,701	$119,387	$114,094
International Value Equity	$1,318,202	$2,045,321	$1,201,609
Russia	$672,252	$1,072,452	$1,010,929

(1)          Emerging Markets Equity, International Core Fund, and International Growth Fund had not commenced operations as of October 31, 2010, therefore, there were no underwriting fees paid as of the fiscal year ended October 31, 2010.

The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Funds’ or an affiliated person of that affiliated person, directly or indirectly during the Funds’ most recent fiscal year:

Fund	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Emerging Markets Equity	ING Investments Distributor, LLC	$357.61	$390	$2,637	$0
Emerging Markets Equity Dividend	ING Investments Distributor, LLC	$5,455.08	$4,746	$477	$0
Global Bond	ING Investments Distributor, LLC	$51,779.91	$31,227	$2,837	$0
Global Equity Dividend	ING Investments Distributor, LLC	$4,397.73	$10,629	$1,514	$0
Global Natural Resources	ING Investments Distributor, LLC	$11,667.03	$0	$2,072	$0
Global Opportunities	ING Investments Distributor, LLC	$1,241.68	$749	$1,657	$0
Global Real Estate	ING Investments Distributor, LLC	$95,951.62	$39,079	$11,536	$0
International Core	ING Investments	$0	$0	$0	$0

Fund	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
	Distributor, LLC
International Growth	ING Investments Distributor, LLC	$0	$0	$0	$0
International Real Estate	ING Investments Distributor, LLC	$2,191.44	$7,229	$506	$0
International Small Cap	ING Investments Distributor, LLC	$2,539.79	$3,206	$2,796	$0
International Value	ING Investments Distributor, LLC	$820.26	$3,516	$120	$0
International Value Choice	ING Investments Distributor, LLC	$1,524.27	$665	$226	$0
International Value Equity	ING Investments Distributor, LLC	$7,946.39	$6,911	$850	$0
Russia	ING Investments Distributor, LLC	$38,837.15	$67	$16,604	$0

CALCULATION OF PERFORMANCE DATA

From time to time, a Fund may advertise its average annual total return over various periods of time.  These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period.  These figures reflect changes in the price of the Fund’s shares and assume that any income dividends and/or distributions made by the Fund during the period were reinvested in shares of the Fund.  Figures will be given for one (1), five (5), and ten (10) year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund’s operations, or on a year-by-year basis).

Average Annual Total Return Quotation

Each Fund may, from time to time, include “total return” in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5), and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P(1 + T)n = ERV

Where:
P =	a hypothetical initial payment of $1,000,
T =	the average annual total return,
n =	the number of years, and
ERV =	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends and/or distributions are reinvested when paid.

Average Annual Total Return (After Taxes On Distributions) Quotation

Each Fund may, from time to time, include “total return after taxes on distributions” in advertisements or reports to shareholders or prospective investors.  Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5), and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P(1 + T)n = ATVD

Where:

P =          a hypothetical initial payment of $1,000,

T =          the average annual total return (after taxes on distributions),

n  =         the number of years, and

ATVD =                             ending value of a hypothetical $1,000 payment made at the beginning of the one (1), five (5), or ten (10) year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends and/or distributions are reinvested when paid.  Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.  The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions).  The calculations do not consider any potential tax liabilities other than federal tax liability.

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

Each Fund may, from time to time, include “total return after taxes on distributions and redemption” in advertisements or reports to shareholders or prospective investors.  Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one (1), five (5), and ten (10) years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

P(1 + T)n = ATVDR

Where:

P =          a hypothetical initial payment of $1,000;

T =          the average annual total return (after taxes on distributions);

n  =         the number of years; and

ATVDR =                   ending value of a hypothetical $1,000 payment made at the beginning of the one (1), five (5), or ten (10) year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends and/or distributions are reinvested when paid.  Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.  The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions).  The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.  The calculations do not consider any potential tax liabilities other than federal tax liability.

Thirty (30)-day Yield for Certain Funds

Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”) and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

where

a =          dividends and interest earned during the period;

b =          expenses accrued for the period (net of reimbursements);

c =                                the average daily number of shares outstanding during the period that were entitled to receive dividends; and

d =          the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of “a” above, is calculated by (i) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund’s portfolio (assuming a month of thirty (30) days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty (30)-day or one month period.  In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund’s portfolio.  For purposes of “b” above, Rule 12b-1 Plan expenses, if applicable, are included among the expenses accrued for the period.  Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges.  Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to “d” above.

A Fund may also from time to time advertise its yield based on a thirty (30)-day or ninety (90)-day period ended on a date other than the most recent balance sheet included in the Fund’s Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.  Any quotation of performance stated in terms of yield (whether based on a thirty (30)-day or ninety (90)-day period) will be given no greater prominence than the information prescribed under SEC rules.  In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectuses. The current distribution rate for a Fund is the annualization of the Fund’s distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

Additional Performance Quotations

Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns and yields are based on past results and are not necessarily a prediction of future performance.

Performance Comparisons

In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money, and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indices, the Fund’s performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

Because Class B shares of ING Emerging Markets Equity Fund, and Class W shares of ING International Core Fund did not have a full year of operations as of October 31, 2012, no performance information is provided. In addition, because Class P shares of ING Global Bond Fund had not commenced operations as of October 31, 2012, the average annual total returns for Class A shares of the Fund for the one-, five, and since incepetion returns for the period ended October 31, 2012 are included below.

The average annual total returns, including sales charges, for each class of shares of each Fund (except for Class B shares of ING Emerging Markets Equity Fund, Class P shares of ING Global Bond Fund, and Class W shares of ING International Core Fund) for the one-, five- and ten-year periods ended October 31, 2012, if applicable, and for classes that have not been in operation for ten years, the average annual total return for the period from commencement of operations to October 31, 2012, is as follows:

Fund		1 Year	5 Year	10 Year	Since Inception	Inception Date
Emerging Markets Equity
Class A	%	(4.23)	—		2.75
Class A (after taxes on distributions)%		(4.48)	—	—	2.49	10/11/2011
Class A (After taxes on distributions and sale of fund shares)%		(2.51)	—	—	2.28
Class C	%	(0.01)	—	—	7.92	10/11/2011
Class I	%	2.07	—	—	9.11	10/11/2011
Class R	%	1.43	—	—	8.46	10/11/2011
Class W	%	1.98	—	—	9.02	10/11/2011

Emerging Markets Equity Dividend
Class A	%	(1.26)	(6.55)	—	8.48
Class A (after taxes on distributions)%		(1.26)	(7.59)	—	7.59	12/21/2005
Class A (After taxes on distributions and sale of fund shares)%		(0.82)	(5.91)	—	6.96
Class B	%	(1.00)	(6.47)	—	7.74	01/06/2006
Class C	%	3.00	(6.15)	—	7.66	01/11/2006
Class I	%	5.06	(5.07)	—	6.20	05/08/2006
Class O	%	4.76	—	—	(0.46)	06/04/2008
Class W	%	4.99	—	—	(2.98)	08/05/2011

Global Bond
Class A	%	3.06	7.48	—	7.53
Class A (after taxes on distributions)%		1.41	5.45	—	5.54	06/30/2006
Class A (After taxes on distributions and sale of fund shares)%		2.63	4.98	—	5.10

Fund		1 Year	5 Year	10 Year	Since Inception	Inception Date
Class B	%	(0.16)	6.89	—	7.52	06/30/2006
Class C	%	3.87	7.21	—	7.56	06/30/2006
Class I	%	5.94	8.47	—	8.77	06/30/2006
Class O	%	5.62	—	—	7.48	06/04/2008
Class R	%	5.30	—	—	2.92	08/05/2011
Class W	%	5.89	—	—	7.45	06/01/2009

Global Equity Dividend
Class A	%	2.63	(5.53)	—	5.15
Class A (after taxes on distributions)%		2.31	(7.29)	—	4.18	09/17/2003
Class A (after taxes on distributions and sale of fund shares)%		2.19	(5.51)	—	4.05
Class B	%	2.95	(5.45)	—	4.77	10/24/2003
Class C	%	6.92	(5.13)	—	4.62	10/29/2003
Class I	%	9.25	(3.99)	—	(2.51)	08/01/2007
Class O	%	8.88	(4.41)	—	(1.41)	11/15/2006
Class W	%	9.11	—	—	(1.50)	02/12/2008

Global Natural Resources
Class A	%	(10.51)	(4.63)	10.75	—
Class A (after taxes on distributions)%		(10.53)	(5.90)	9.77	—	12/03/1975
Class A (After taxes on distributions and sale of fund shares)%		(6.80)	(4.36)	9.20	—
Class I	%	(4.60)	(3.04)	—	0.14	08/01/2007
Class W	%	(4.84)	—	—	(1.32)	02/12/2008

Global Opportunities
Class A	%	(1.14)	(8.82)	—	5.14
Class A (after taxes on distributions)%		(1.14)	(9.00)	—	4.87	07/01/2003
Class A (After taxes on distributions and sale of fund shares)%		(0.74)	(7.09)	—	4.58
Class B	%	(0.80)	(8.77)	—	4.71	07/08/2003
Class C	%	3.20	(8.43)	—	4.75	07/07/2003
Class I	%	5.41	(7.35)	—	5.64	09/08/2003
Class W	%	5.25	—	—	(4.84)	02/12/2008

Global Real Estate
Class A	%	7.48	(3.82)	10.92	—
Class A (after taxes on distributions)%		6.84	(4.77)	8.86	—	11/05/2001
Class A (After taxes on distributions and sale of fund shares)%		4.98	(3.69)	8.26	—
Class B	%	8.11	(3.74)	10.74	—	03/15/2002
Class C	%	12.11	(3.41)	10.76	—	01/08/2002
Class I	%	14.30	(2.33)	—	6.06	06/03/2005
Class O	%	14.03	(2.69)	—	0.16	11/15/2006
Class R	%	13.71	—	—	12.73	08/05/2011
Class W	%	14.29	—	—	1.78	02/12/2008

International Core
Class I	%	6.92	—	—	(3.28)
Class I (After taxes on distributions	%	6.87	—	—	(3.30)	02/08/2011
Class I (After taxes on distributions and sale of fund shares	%	4.76	—	—	(2.75)

International Growth
Class I	%	8.46	—	—	0.48
Class I (After taxes on distributions	%	8.22	—	—	0.35	01/06/2011

Fund		1 Year	5 Year	10 Year	Since Inception	Inception Date
Class I (After taxes on distributions and sale of fund shares%	%	5.97	—	—	0.40

International Real Estate
Class A	%	11.08	(6.19)	—	1.33
Class A (after taxes on distributions)%		10.34	(7.25)	—	0.32	02/28/2006
Class A (After taxes on distributions and sale of fund shares)%		7.30	(5.63)	—	0.36
Class B	%	12.07	(6.11)	—	1.47	02/28/2006
Class C	%	16.07	(5.77)	—	1.47	02/28/2006
Class I	%	18.30	(4.77)	—	2.55	02/28/2006
Class W	%	18.15	—	—	(0.84)	02/12/2008

International Small Cap
Class A	%	0.49	(8.01)	9.23	—
Class A (after taxes on distributions)%		0.41	(8.66)	8.83	—	08/31/1994
Class A (After taxes on distributions and sale of fund shares)%		0.78	(6.76)	8.20	—
Class B	%	0.96	(7.87)	9.14	—	05/31/1995
Class C	%	4.94	(7.53)	9.15	—	08/31/1994
Class I	%	7.15	(6.46)	—	2.53	12/21/2005
Class O	%	6.75	—	—	(3.84)	06/04/2008
Class W	%	7.02	—	—	(1.40)	02/12/2008

International Value
Class A	%	(4.66)	(8.35)	6.67	—
Class A (after taxes on distributions)%		(4.75)	(9.23)	5.75	—	03/06/1995
Class A (After taxes on distributions and sale of fund shares)%		(2.25)	(6.64)	6.09	—
Class B	%	(4.49)	(8.18)	6.55	—	04/18/1997
Class C	%	(0.47)	(7.88)	6.57	—	03/06/1995
Class I	%	1.57	(6.93)	7.71	—	06/18/2001
Class W	%	1.49	—	—	2.17	07/20/2009

International Value Choice
Class A	%	(11.82)	(6.27)	—	1.55
Class A (after taxes on distributions)%		(11.89)	(6.80)	—	1.07	02/01/2005
Class A (After taxes on distributions and sale of fund shares)%		(6.86)	(5.11)	—	1.39
Class B	%	(11.60)	(6.18)	—	1.55	02/01/2005
Class C	%	(7.97)	(5.86)	—	1.57	02/04/2005
Class I	%	(6.20)	(4.86)	—	1.12	12/21/2005
Class W	%	(6.11)	—	—	1.62	06/01/2009

International Value Equity
Class A	%	(13.02)	0.26	8.90	—
Class A (after taxes on distributions)%		(14.99)	(0.28)	8.58	—	04/19/1993
Class A (After taxes on distributions and sale of fund shares)%		(7.01)	0.10	7.84	—
Class B	%	(12.50)	0.34	8.78	—	05/31/1995
Class C	%	(9.18)	0.70	8.79	—	04/19/1993
Class I	%	(7.54)	1.79	—	6.40	09/06/2006
Class W	%	(7.43)	—	—	7.30	06/01/2009

Russia
Class A	%	(11.59)	(8.65)	15.84	—

Fund		1 Year	5 Year	10 Year	Since Inception	Inception Date
Class A (after taxes on distributions)%		(11.38)	(9.81)	14.96	—	07/03/1996
Class A (After taxes on distributions and sale of fund shares)%		(7.33)	(7.17)	14.37	—
Class I	%	(6.01)	—	—	3.85	09/30/2009
Class W	%	(5.99)	—	—	(16.31)	08/05/2011

Reports and promotional literature may also contain the following information:  (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, MSCI or a similar financial organization; (iv) the geographic distribution of a Fund’s portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund’s portfolio, appropriate indices, and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund’s holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and (xii) descriptions of the benefits of working with investment professionals in selecting investments.

In addition, reports and promotional literature may contain information concerning the Adviser, the Sub-Advisers, ING Capital Corporation LLC (“ING Capital”), ING Funds Services, LLC or affiliates of the Trusts, including: (i) performance rankings of other funds managed by the Adviser or a Sub-Adviser, or the individuals employed by the Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds; (v) the past performance of other funds managed by the Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Adviser.

DISTRIBUTIONS

As noted in the Prospectuses, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current NAV, with no sales charge.  The Funds’ management believes that most investors desire to take advantage of this privilege.  It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder.  A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash.  In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable NAV in effect at the close of business on the reinvestment date.  A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

GENERAL INFORMATION

Other Information

Each Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision of the management or policies of the Trust by any governmental agency.  The Prospectuses and this SAI omit certain of the information contained in each Trust’s Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of the Funds’ progress through annual and semi-annual shareholder reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by an independent registered public accounting firm.

Reports to Shareholders

The fiscal year of each Fund ends on October 31.  Each Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered accounting firm will be sent to shareholders each year.

Declaration of Trust — ING Mayflower Trust

ING Mayflower Trust is organized as Massachusetts business trust.  The Declaration of Trust of International Value Fund provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.  The Declaration of Trust also provides that the debts, liabilities, obligations, and expenses incurred, contracted for or existing with respect to the designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

Declaration of Trust — ING Mutual Funds

ING Mutual Funds is organized as a Delaware statutory trust.  The Declaration of Trust of these Funds (except International Value) provides that obligations of the Funds are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees, and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.  The Declaration of Trust also provides that the debts, liabilities, obligations, and expenses incurred, contracted for or existing with respect to the designated Funds shall be enforceable against the assets and property of such Funds only, and not against the assets or property of any other Funds or the investors therein.

FINANCIAL STATEMENTS

The financial statements and the independent registered public accounting firm’s report thereon, appearing in the Funds’ annnual shareholder report for the period ended October 31, 2012, are incorporated by reference in this SAI.  The Funds’ annual and unaudited semi-annual shareholder reports may be obtained without charge by contacting the Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258 or calling (800) 992-0180.  Class O shareholders may obtain copies of Emerging Markets Equity Dividend Fund, Global Bond Fund, Global Equity Dividend Fund, Global Real Estate Fund, and International Small Cap Fund Class O shares’ annual or unaudited semi-annual shareholder reports (when available) by calling Capital One ShareBuilder at 1-800-747-2537.

APPENDIX A — DESCRIPTION OF CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR’S RATINGS SERVICES

AAA — Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.

Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATINGS

AAA: Bonds considered to be investment-grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

RatingWatch: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for potential downgrade, or “Evolving”, where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  September 6, 2012

I.                                         INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization.  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund

(1)          Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue.  No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance  Committee with respect to any other Fund.

(2)          The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee may rely on the Adviser through the Agent, Proxy Coordinator, and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(3), has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the fund-of-funds will vote as follows:

(3)          The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

A.                                   If the fund-of-funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the fund-of-funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the fund-of-funds’ shares with respect to that proposal; and

B.                                     If the fund-of-funds is being solicited to vote on a proposal for an underlying fund (e.g., a new sub-adviser to the underlying fund), and there is no corresponding proposal at the fund-of-funds level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

The foregoing procedure shall also apply to any ING Fund (an “Investing Fund”) that, while not a fund-of-funds, invests in one or more underlying funds.  Accordingly:

A.                                   Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund;

B.                                     In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and

C.                                     In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.                                     Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.              Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members who abstained from voting on the matter or were not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the

Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group, or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no conflict of interest appears to be present.  The Proxy Group shall not be required to complete a Conflicts Report in connection with such votes.

4.               Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

5.               Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.  The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s).  The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee.  The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or certain other related parties or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

A.                                   Reporting by the Funds

Annually in August, each Fund will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the ING Funds’ website.  The proxy voting record for each Fund will also be available on Form N-PX in the EDGAR database on the SEC’s website.  For any Fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the ING Funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the ING Funds’ website.  If any feeder fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III above will be included on the ING Funds’ website and in the Fund’s Form N-PX.

B.                                     Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V hereof.  Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING EMERGING MARKETS LOCAL BOND FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)          Sub-Adviser-Voted Series:  ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO. LLC

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.                                         INTRODUCTION

ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.                                     ROLES AND RESPONSIBILITIES

A.                                   Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                     Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services.  The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  A member of the Proxy Group may abstain from voting on any given matter, provided that quorum is not lost for purposes of taking action and that the abstaining member still participates in any conflict of interest processes required in connection with the matter.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.  The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.                                    Investment Professionals

The Funds’ Advisers, sub-advisers, and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.                                 VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.                                     Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.               Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group or where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

IV.                                ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.                                   Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING Investment Management (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.                                     Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.                                    REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. LLC and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President, Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Vice President, Proxy Voting, ING Funds Services, LLC

Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, ING Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, ING Funds Services, LLC

Evan Posner	Vice President and Counsel, ING Funds

Effective as of July 19, 2012

EXHIBIT 3

to the

ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.                                       INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                     GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.                                      The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote.  Rather than follow the Agent’s practice of withholding support from all incumbent nominees, responsibility will generally be assigned to the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.  WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)                            Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)                            Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)                            Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis.  Generally, vote FOR nominees when:

(1)                      The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)                      The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

Vote FOR inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)                      Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Issuers receiving negative recommendations on both director nominees and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)                      Say on pay responsiveness.  Nominees opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

a.               If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not demonstrated an adequate level of responsiveness.

b.              If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal.  If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

c.               If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the other nominee(s) opposed by the Agent on a CASE-BY-CASE basis.

(3)                      Say on frequency.  Nominees opposed by the Agent because they have implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders will be considered on a CASE-BY-CASE basis.

(4)                      Tenure.  Where applicable and except as otherwise provided for herein, vote FOR nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(5)                      Pay for performance.  Consider nominees receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value.  Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance, or has demonstrated that they are reasonably correlated.  Generally WITHHOLD support from nominees for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)                      Pay disparity.  Generally DO NOT WITHHOLD support from director nominees solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)                      Change in control provisions.  If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, vote FOR such nominees if mitigating provisions or board actions (e.g., clawbacks) are present, but generally WITHHOLD support if they are not.  If the Agent recommends withholding support from nominees in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist.  Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(8)                      Repricing.  If the Agent recommends withholding support from nominees in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)                      Tax benefits.  If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting.  If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(10)                Director perquisites.  If the Agent recommends withholding support from nominees in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)                Incentive plans.  Generally WITHHOLD support from nominees in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because they are overly cash-based/lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.  Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(12)                Options backdating.  If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)                Independence from management.  Generally WITHHOLD support from nominees cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(14)                Multiple concerns.  If the Agent recommends withholding support from nominees in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.  Generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(15)                Commitments.  Generally, vote FOR nominees receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(16)                Other.  If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)                      Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)                      Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)                      If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.  Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)                      If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)                      WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)                      WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)                      Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)                      Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)                      When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.  If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)                      Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)                      Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals:

•                  Asking that more than a simple majority of directors be independent.

•                  Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•                  Limiting the number of public company boards on which a director may serve.

•                  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•                  Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•                  Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                      The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)                      Only if the director’s legal expenses would be covered.

2.                                      Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.                                      Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.                                      Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent.  Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)                      Permits shareholders to call special meetings;

(2)                      Does not impose supermajority vote requirements; and

(3)                      Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.                                      Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.                                      Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, provided the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of a majority standard, and provided such standard does not conflict with state law in which the company is incorporated.  For issuers with a history of significant corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.                                      Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•                  Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense.  In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•                  Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•                  Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals.  This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment

Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the Investment Professional(s) for a given Fund to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.                                      Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•                  Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•                  Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•                  Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•                  Generally, vote AGAINST plans administered by potential grant recipients.

•                  Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•                  Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•                  Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control).

•                  Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions.  Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control awards.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention.  Generally vote FOR such compensation arrangements if:

(1)                      The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)                      The issuer has provided adequate rationale and/or disclosure; or

(3)                      Support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts or payments that include single trigger change in control provisions or do not require an actual change in control in order to be triggered, except that plans, contracts or payments with single triggers may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1., The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program and generally voting FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.  For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)                      Long-term incentive plans:  Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because they are overly cash-based or lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(2)                      Short-term incentive plans:  Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9.                                      State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.                               Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional.

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.                               Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Authorizing the Board to Hire and Terminate Sub-advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Nonfundamental Restriction

•                  Change Fundamental Investment Objective to Nonfundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Subclassification

•                  Distribution Agreements

•                  Mergers

•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Adviser

12.                               Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues:  ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value.  The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company.  The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue.  Such instances will be considered CASE-BY-CASE.  The Funds will generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

13.                               Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission.  Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•                  the opening of the shareholder meeting

•                  that the meeting has been convened under local regulatory requirements

•                  the presence of quorum

•                  the agenda for the shareholder meeting

•                  the election of the chair of the meeting

•                  the appointment of shareholders to co-sign the minutes of the meeting

•                  regulatory filings (e.g., to effect approved share issuances)

•                  the designation of inspector or shareholder representative(s) of minutes of meeting

•                  the designation of two shareholders to approve and sign minutes of meeting

•                  the allowance of questions

•                  the publication of minutes

•                  the closing of the shareholder meeting

Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited it use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.  Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements).  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply; in addition, nominees (or slates of nominees) will be voted AGAINST if they do not comply with regulatory requirements to disclose audit fees broken down by category.

Negative recommendations from the Agent on slate ballots of nominees at Canadian issuers will be considered on a CASE-BY-CASE basis if the board is classified or the Agent cites other concerns not otherwise supported by these Guidelines, generally voting AGAINST when concerns relate to dual class capital structures or other anti-takeover/entrenchment devices.

Generally, vote FOR non-independent directors when the full board serves as the compensation or nominating committee, or the company does not have a compensation or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange.  Vote FOR non-independent directors who sit on the compensation or nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is not majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•                  At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•                  At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.

•                  At all companies, effective in 2013, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed.  Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•                  Bundled slates of nominees (e.g., France, Hong Kong, or Spain);

•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•                  Nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong, or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent (e.g., director terms longer than four years) indicate diminished accountability to shareholders and so dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•                  Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•                  The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•                  The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.  For issuers in

Canada, generally vote AGAINST a slate of nominees if one or more nominees fail the attendance Guideline, unless the Agent cites compelling reasons for supporting the slate (e.g., the issuer’s commitment to replace slate elections with individual elections within a year).

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns.  Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.  Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees.  When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, compensation, or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•                  The advance general meeting documents do not specify fees paid to non-executive directors;

•                  The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•                  It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•                  Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•                  Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•                  Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•                  Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);

•                  Permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•                  For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•                  Provide for vesting upon change in control if deemed to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•                  Provide no disclosure regarding vesting or performance criteria (provided that proposals providing reasonable disclosure in both areas, without regard to the Agent’s criteria for such disclosure, and meeting market vesting standards shall be supported provided they otherwise satisfy these Guidelines);

•                  Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•                  Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

•                  Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation; or

•                  Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, or vesting upon change in control (other than addressed above), if:

(1)                      The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)                      The recipient’s overall compensation appears reasonable;

(3)                      Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)                      The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)                      Permit practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)                      Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)                      Cite long-term incentive plans deemed to be inadequately based on equity awards (e.g., overly cash-based plans or plans lacking an appropriate equity component);

(4)                      Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)                      Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)                      For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)                      Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures, and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)                      The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)                      The recipient’s overall compensation appears reasonable; and

(3)                      The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•                  Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Vote FOR specific proposals to increase authorized capital, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•                  Vote AGAINST proposals to adopt unlimited capital authorizations.

•                  The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when responsibility for the actions can be reasonably attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards.  However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote FOR ratification of auditors or approval of auditors’ fees if it appears that remuneration for the non-audit work is not so lucrative as to taint the auditor’s independence.

In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•                  It is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

•                  It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type; or

•                  The company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

•                  It reduces relevant disclosure to shareholders;

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

ING MAYFLOWER TRUST

PART C:  OTHER INFORMATION

ITEM 28.		EXHIBITS

(a)	(1)	Declaration of Trust — Filed as an Exhibit to the Registrant’s Form N-1A Registration Statement on August 24, 1993 and incorporated herein by reference.

	(2)

Certificate of Amendment of Declaration of Trust dated October 7, 1993 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

	(3)

Redesignation of Series and Establishment and Designation of Additional Class of Shares of Beneficial Interest of each Series Par Value $.01 Per Share dated February 24, 1994 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

	(4)

Certificate of Amendment of Declaration of Trust and Redesignation of Series dated May 31, 1995 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

	(5)

Abolishment of Northstar Advantage Multi-Sector Bond Fund as a Separate Series of Northstar Advantage Trust dated October 31, 1995 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

	(6)

Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $.01 Per Share — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

	(7)

Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share dated July 31, 1996 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

	(8)

Certificate of Amendment of Declaration of Trust and Redesignation of Series dated August 1, 1996 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

	(9)

Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share dated October 29, 1996 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

	(10)

Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share dated January 23, 1997 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

	(11)	Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share dated October 29, 1997 — Filed as an Exhibit to Post-Effective

Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(12)

Certificate of Amendment of Declaration of Trust dated June 17, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(13)

Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share dated December 16, 1998 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(14)

Certificate of Amendment of Declaration of Trust dated November 1, 1999 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(15)

Certificate of Amendment of Declaration of Trust and Redesignation of Series dated November 1, 1999 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(16)

Unanimous Written Consent of the Trustees and Certificate of Amendment of Declaration of Trust dated November 1, 1999 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(17)

Establishment and Designation of Class of Shares of Beneficial Interest, Par Value $0.01 Per Share dated November 16, 1999 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(18)

Establishment and Designation of Class of Shares of Beneficial Interest Par Value $0.01 Per Share dated May 9, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(19)

Certificate of Amendment of Declaration of Trust and Redesignation of Series dated February 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(20)

Certificate of Amendment of Declaration of Trust dated May 24, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(21)

Certificate of Amendment dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(22)

Certificate of Amendment of Declaration of Trust (dissolving Growth + Value Fund) — Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on December 17, 2004 and incorporated herein by reference.

	(23)

Establishment and Designation of Class of Shares of Beneficial Interest Par Value $0.01 Per Share dated July 20, 2009 (Class W shares) — Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on July 17, 2009 and incorporated herein by reference.

	(24)

Plan of Recapitalization dated September 10, 2009 (conversion of Class Q shares to Class W shares) — Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

	(25)

Certificate of Amendment of Declaration of Trust dated November 20, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

	(26)

Amended Establishment and Designation of Class of Shares of Beneficial Interest Par Value $0.01 Per Share dated December 7, 2009 (abolish Class Q shares for ING International Value Fund) — Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

	(27)

Establishment and Designation of Class of Shares of Beneficial Interest Par Value $0.01 Per Share, effective July 1, 2011 (Class R shares for ING International Value Fund) — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(b)		By-laws dated August 18, 1993 — Filed as an Exhibit to the Registrant’s Form N-1A Registration Statement on August 24, 1993 and incorporated herein by reference.

		(i)

Amendment, dated July 26, 2000 to the By-laws of Pilgrim Mayflower Trust — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(c)		N/A

(d)	(1)

Investment Management Agreement between ING Mayflower Trust (formerly, Pilgrim Mayflower Trust) and ING Investments, LLC (formerly, Pilgrim Investments, Inc.) dated September 1, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(i)

First Amendment, effective September 2, 2004, to the Investment Management Agreement between ING Mayflower Trust and ING Investments, LLC dated September 1, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on December 17, 2004 and incorporated herein by reference.

		(ii)

Second Amendment, effective December 15, 2006, to Investment Management Agreement between ING Investments, LLC and ING Mayflower Trust dated September 1, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

		(iii)

Amended and Restated Schedule 1 dated February 1, 2011 to the Investment Management Agreement between ING Mayflower Trust and ING Investments, LLC dated September 1, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 75

to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

	(iv)	Form of Letter Agreement dated March 1, 2013 to the Investment Management Agreement between ING Mayflower Trust and ING Investments, LLC dated September 1, 2000 — Filed herein.

(2)

Sub-Advisory Agreement between ING International Value Fund (formerly, Pilgrim International Value Fund), ING Investments, LLC, and Brandes Investment Partners, L.P. dated September 1, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

First Amendment to the Sub-Advisory Agreement, effective July 1, 2003, between ING Investments, LLC and Brandes Investment Partners, L.P. dated September 1, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(ii)

Second Amendment to the Sub-Advisory Agreement, effective September 1, 2003, between ING Investments, LLC and Brandes Investment Partners, LLC dated September 1, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(iii)

Third Amendment to the Sub-Advisory Agreement, effective August 1, 2008, between ING Investments, LLC and Brandes Investment Partners, LLC dated September 1, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(iv)

Amended Schedule of Approvals to the Sub-Advisory Agreement between ING Investments, LLC and Brandes Investment Partners, LLC dated September 1, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(3)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (formerly, ING Investment Management Co.) dated October 27, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(i)

Schedule A dated October 27, 2008 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated October 27, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(4)	Sub-Advisory Agreement between ING Investments, LLC and del Rey Global Investors, LLC dated January 21, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 75 to the

Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

(5)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited dated January 21, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

(6)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. dated February 11, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

		(i)	First Amendment effective February 12, 2011, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. dated February 12, 2011 — Filed herein.

(7)

Expense Limitation Agreement, effective April 1, 2010, between ING Investments, LLC and ING Mayflower Trust (ING International Value Fund) — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

		(i)	Side Letter Agreement dated January 1, 2013 to the Expense Limitation Agreement between ING Investments, LLC and ING Mayflower Trust (ING International Value Fund) dated April 1, 2010 — Filed herein.

(e)	(1)

Amended and Restated Underwriting Agreement between ING Mayflower Trust and ING Investment Distributor, LLC on behalf of ING International Value Fund dated September 1, 2000 and as amended and restated May 9, 2001, August, 7, 2001, and May 19, 2011 — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(i)

Schedule of Approvals with respect to the Amended and Restated Underwriting Agreement between ING Mayflower Trust and ING Investments Distributor, LLC dated May 19, 2011 — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(ii)

Schedule A to the Amended and Restated Underwriting Agreement dated May 19, 2011 between ING Mayflower Trust and ING Investment Distributor, LLC — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(f)		N/A

(g)	(1)

Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(i)	Amended Exhibit A dated December 17, 2012 to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed herein.

	(2)

Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(i)	Amended Exhibit A dated December 17, 2012 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed herein.

		(ii)

Amended Schedule 2 dated June 4, 2008 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on July 17, 2009 and incorporated herein by reference.

	(3)

Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(i)	Amended Exhibit A dated December 17, 2012 to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed herein.

(h)	(1)

Other Material Contracts — Filed as an Exhibit to Post-Effective Amendment No. 2 to Pre-Effective Amendment No. 2 to the Registrant’s Form N-1A Registration Statement on November 3, 1993 and incorporated herein by reference.

	(2)

Other Material Contracts — Filed as an Exhibit to Post-Effective Amendment No. 19 to Post-Effective Amendment No. 19 to the Registrant’s Form N-1A Registration Statement on April 30, 1997 and incorporated herein by reference.

	(3)

Other Material Contracts — Filed as an Exhibit to Post-Effective Amendment No. 36 to Post-Effective Amendment No. 36 to the Registrant’s Form N-1A Registration Statement on October 23, 1998 and incorporated herein by reference.

	(4)

Amended and Restated Administrative Services Agreement between ING Mayflower Trust and ING Pilgrim Group, LLC dated November 8, 1993 and amended and restated December 16, 1998, further restated April 30, 2000 and further amended and restated November 30, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

		(i)

Amendment dated April 1, 2010 to Amended and Restated Administrative Services Agreement between ING Mayflower Trust and ING Pilgrim Group, LLC dated November 8, 1993 and amended and restated December 16, 1998, further restated April 30, 2000 and further amended and restated November 30, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

	(5)

Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(i)

Amended Exhibit A dated February 29, 2012 to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

	(6)

Agency Agreement dated November 30, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(i)

Amended and Restated Exhibit A dated September 15, 2008 to the Agency Agreement dated November 30, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

	(7)

Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and ING Mayflower Trust dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on May 19, 2009 and incorporated herein by reference.

		(i) Amended Exhibit A dated December 17, 2012 to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and ING Mayflower Trust dated February 25, 2009 — Filed herein.

		(ii)

Amendment, effective February 8, 2011, to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and ING Mayflower Trust dated February 25, 2009 — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(i)	(1)	Opinion and Consent of Counsel — Filed as an Exhibit to Post-Effective No. 92 to Registrant’s Form N-1A Registration Statement on 2002 and incorporated herein by reference.

	(2)	Opinion and Consent of Counsel — Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on July 17, 2009 and incorporated herein by reference.

	(3)	Opinion and Consent of Counsel as to the legality of securities being registered with respect to Class R6 shares of ING International Value Fund — To be filed by subsequent Post-Effective Amendment.

(j)	(1)	Consent of Dechert LLP — Filed herein.

	(2)	Consent of the Independent Registered Public Accounting Firm — Filed herein.

(k)		N/A

(l)		N/A

(m)	(1)

Amended and Restated Distribution and Service Plan for Pilgrim Mayflower Trust dated August 7, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

		(i)

Amended and Restated Schedule 1 dated November 2010 to the Amended and Restated Distribution and Service Plan for ING Mayflower Trust dated August 7, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

	(2)

Shareholder Service and Distribution Plan Class R Shares for ING Mayflower Trust, effective May 19, 2011 — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

		(i)

Schedule A to the Shareholder Service and Distribution Plan Class R Shares, effective May 19, 2011 — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(n)	(1)

Fifth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Mayflower Trust dated May 19, 2011 — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

		(i)

Schedule A to the Fifth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Mayflower Trust dated May 19, 2011 - Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

(o)		N/A

(p)	(1)

Brandes Investment Partners, L.P. Code of Ethics, amended October 14, 2011 — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

	(2)	ING Funds and Advisers Code of Ethics, January 2013 — Filed herein.

(3)

del Rey Global Investors, LLC Code of Ethics, effective February 2010 and amended July 2011 — Filed as an exhibit to Post-Effective Amendment No. 78 to the Registrant’s Form N-1A Registration Statement on February 27, 2012 and incorporated herein by reference.

ITEM 29.                                           PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

There are no persons controlled by or under common control with the Fund.

ITEM 30.                                           INDEMNIFICATION — MAYFLOWER TRUST (formerly the “Northstar Trust”)

Section 4.3 of Registrant’s Declaration of Trust provides the following:

(a)          Subject to the exceptions and limitations contained in paragraph (b) below:

(i)  every person who is, or has been, a Trustee or Officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

(ii)  the word “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suit or proceedings (civil, criminal, administrative, or other including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)          No indemnification shall be provided hereunder to a Trustee or Officer:

(i)  against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office;

(ii)  with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; or

(iii)  in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) resulting in a payment by a Trustee or Officer, unless there has been a determination that such Trustee or Officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or Officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or Officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person.  Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not: (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission); or (ii) involved in the claim, action, suit or proceeding insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer, or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, Officer, or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

Section 8 of Registrant’s Administration Agreement provides for the indemnification of Registrant’s Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF ADVISER

Information as to the trustees and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the trustees and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV for ING Investments, LLC (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference.

Information as to the directors and officers of the Sub-Advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Sub-Advisers in the last two years, are included in their applications for registration as investment advisers on Form ADV for Brandes Investment Partners, L.P. (File No. 801-24896), ING Investment Management Co. LLC (File No. 801-9046), del Rey Global Investors, LLC (File No. 801-71069 ), ING Investment Management Asia/Pacific (Hong Kong) Limited (File No. 801-64490), and ING Investment Management Advisors B.V. (File No. 801-40494).

ITEM 32.  PRINCIPAL UNDERWRITER

(a) ING Investments Distributor, LLC is the principal underwriter for ING Mutual Funds; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Equity Trust; ING Partners, Inc.; ING Investors Trust; ING Prime Rate Trust; ING

Mayflower Trust; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Variable Products Trust; ING Risk Managed Natural Resources Fund; ING Variable Insurance Trust; ING Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING Variable Funds; ING Intermediate Bond Portfolio; ING Money Market Portfolio; and ING Strategic Allocation Portfolios, Inc.

(b) Information as to the trustees and officers of ING Investments Distributor, Inc., together with information as to any other business, profession, vocation of employment of a substantial nature engaged in by the trustees and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

(c)                                  Not applicable.

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

The Bank of New York Mellon at One Wall Street, New York, NY 10286 maintains the records as Custodian and Fund Accounting Agent of the Registrant:

(l)             Receipts and delivery of securities including certificate numbers;

(2)                     Receipts and disbursement of cash;

(3)                     Records of securities in transfer, securities in physical possession, securities owned, and securities loaned; and

(4)         Fund Accounting Records

BNY Mellon Investment Servicing (U.S.) Inc. maintains the following records at 301 Bellevue Parkway, Wilmington, Delaware 19809:

(1)                     Shareholder Records;

(2)                     Share accumulation accounts; details as to dates, number of shares, and share prices of each account;

(3)                     Fund Accounting Records; and

(4)                     State Securities Registration Records

All other records required by item 30(a) are maintained at the office of the Investment Adviser and Administrator, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258 and the offices of the Sub-Advisers, Brandes Investment Partners, L.P., 11988 El Camino Real Ste. 500, San Diego, CA 92130, ING Investment Management Co. LLC, 230 Park Avenue, New York, New York 10169, del Rey Global Investors, LLC, 6701 Center Drive West, Suite 655, Los Angeles, CA 90045, ING Investment Management Asia/Pacific (Hong Kong) Limited, 81st Floor, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong,  ING Investment Management Advisors B.V., Schenkkade 65, 2595 AS, The Hague, The Netherlands.

ITEM 34.                               MANAGEMENT SERVICES

Not applicable.

ITEM 35.  UNDERTAKINGS

(a)  Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trust’s outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b)  Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 85 to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 85 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 27th  day of February, 2013.

ING Mayflower Trust

By:	/s/ Huey P. Falgout, Jr.

Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES	TITLE	DATE

	President, Chief Executive Officer and Interested Trustee	February 27, 2013
Shaun Mathews*

	Senior Vice President and Chief/Principal Financial Officer	February 27, 2013
Todd Modic*

	Trustee	February 27, 2013
Colleen D. Baldwin*

	Trustee	February 27, 2013
John V. Boyer*

	Trustee	February 27, 2013
Patricia W. Chadwick*

	Trustee	February 27, 2013
Peter S. Drotch*

	Trustee	February 27, 2013
J. Michael Earley*

	Trustee	February 27, 2013
Patrick W. Kenny*

	Trustee	February 27, 2013
Sheryl K. Pressler*

	Trustee	February 27, 2013
Roger B. Vincent*

	Interested Trustee	February 27, 2013
Robert W. Crispin*

* By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Attorney-in-fact **

**                                  Powers of Attorney for Todd Modic, Shaun Mathews, and each Trustee dated May 23, 2012 were filed as attachments to Post-Effective Amendment No. 82 to the Registrant’s Registration Statement on Form N-1A on December 21, 2012 and are incorporated herein by reference.

ING MAYFLOWER TRUST

EXHIBIT INDEX LIST

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
(d)(1)(iv)	Form of Letter Agreement dated March 1, 2013 to the Investment Management Agreement between ING Mayflower Trust and ING Investments, LLC dated September 1, 2000
(d)(6)(i)	First Amendment effective February 12, 2011, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. dated February 12, 2011
(d)(7)(i)	Side Letter Agreement dated January 1, 2013 to the Expense Limitation Agreement between ING Investments, LLC and ING Mayflower Trust (ING International Value Fund) dated April 1, 2010
(g)(1)(i)	Amended Exhibit A dated December 17, 2012 to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003
(g)(2)(i)	Amended Exhibit A dated December 17, 2012 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003
(g)(3)(i)	Amended Exhibit A dated December 17, 2012 to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003
(h)(7)(i)	Amended Exhibit A dated December 17, 2012 to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and ING Mayflower Trust dated February 25, 2009
(j)(1)	Consent of Dechert LLP
(j)(2)	Consent of Independent Registered Public Accounting Firm
(p)(2)	ING Funds and Advisers Code of Ethics, January 2013